UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-08055

TIAA-CREF MUTUAL FUNDS
(Exact name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017
(Address of principal executive offices) (Zip code)

Stewart P. Greene, Esq.
c/o TIAA-CREF
730 Third Avenue,
New York, New York 10017-3206
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders.

TIAA CREF

FINANCIAL SERVICES
FOR THE GREATER GOOD®

International Equity

Growth Equity

Growth & Income

Equity Index

Social Choice Equity

Managed Allocation

High-Yield Bond

Short-Term Bond

Tax-Exempt Bond

Bond Plus

Money Market

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www.tiaa-cref.org

2006 ANNUAL REPORT

TIAA-CREF
MUTUAL FUNDS

DECEMBER 31, 2006
Audited financial statements including summary portfolios of investments

PERFORMANCE OVERVIEW AS OF DECEMBER 31, 2006
		Average annual compound rates of total return

	Inception date	1 year	5 years	Since inception

EQUITIES
International Equity Fund	9/2/1997	29.36%	15.53%	9.14%
Growth Equity Fund	9/2/1997	5.42	1.06	2.55
Growth & Income Fund	9/2/1997	16.72	5.41	6.74
Equity Index Fund	4/3/2000	15.42	6.94	1.38
Social Choice Equity Fund	4/3/2000	14.08	7.07	1.59

EQUITIES & FIXED INCOME
Managed Allocation Fund	9/2/1997	11.94	7.01	6.85

FIXED INCOME
High-Yield Bond Fund	4/3/2000	9.68	8.77	7.69
Short-Term Bond Fund	4/3/2000	4.39	3.75	5.27
Tax-Exempt Bond Fund	4/3/2000	4.37	5.48	5.95
Bond Plus Fund	9/2/1997	4.34	5.15	6.17
Money Market Fund*	9/2/1997	4.89	2.31	3.66

NET ANNUALIZED YIELD		NET ANNUALIZED YIELD
(30-day period ended 12/31/2006)		(7-day period ended 12/26/2006)

	Effective		Current	Effective
High-Yield Bond Fund	7.63%	Money Market Fund*	5.13%	5.26%
Short-Term Bond Fund	4.88
Tax-Exempt Bond Fund	3.70
Bond Plus Fund	5.00

*

Investments in the TIAA-CREF Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

Understanding your TIAA-CREF Mutual Funds report

This report contains information about TIAA-CREF Mutual Funds and analyzes the funds’ results for the year ended December 31, 2006. It has five main sections:

•	The performance overview on the inside front cover shows the funds’ returns over a variety of time periods.

•

The letter from Edward Grzybowski, the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, explains how returns from various asset classes differed during the twelve-month period.

•	The fund performance section compares each fund’s return with the returns of that fund’s benchmark index and peer group.

•

The summary portfolios of investments list the industries or types of securities in which each fund had investments as of December 31, 2006, and the largest individual issues the fund held on that date.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

          As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 800 223-1200, for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Report to investors

The U.S. stock market got off to a strong start in 2006, but a sell-off during the second quarter erased many of those early gains. During the year’s second half, a vigorous rally on Wall Street and in many other stock markets around the world enabled U.S. and foreign stocks to score impressive gains for the twelve-month period. Both categories posted their best returns since 2003.

          The Russell 3000® Index, which measures the broad U.S. market, advanced 15.7% for the year—nearly twice the 8.6% average annual return of the index over the decade that ended December 31, 2006.

          U.S. stocks benefited from a double-digit increase in corporate profits and solid economic growth. All twelve industry sectors of the Russell 3000 advanced, led by the 34.7% jump in the integrated oils sector. Financial stocks, which made up nearly one-quarter of the index, in terms of market capitalization, climbed 19.4%.

          The MSCI EAFE® Index, which tracks 21 stock markets in developed nations outside North America, rose 26.3%, in terms of dollars. This exceptional return owed much to the increased value of the euro and pound versus the dollar as well as to higher corporate profits in Europe. The average annual return for the EAFE index over the 10-year period was 7.7% in dollar terms.

U.S. economy shows resilience

Despite patches of weakness and a downturn in the housing market, the overall national economy continued to expand at a healthy pace in 2006. Initial estimates are that Gross Domestic Product rose 3.4% during the year.

          After raising short-term interest rates four times during the first six months of 2006, the Federal Reserve held them steady for the rest of the year.

          The price of oil, which peaked at $77 per barrel in mid-July, declined to $61 per barrel at year’s end—a 21% drop. In December, the overall inflation rate as measured by the Consumer Price Index was 2.5% on a year-over-year basis.

          Level short-term interest rates in the second half of the year and expectations of a cooling economy in 2007 lifted prices for both government and corporate bonds. The Lehman Brothers U.S. Aggregate Index, which measures the total return for investment-grade U.S. bonds, rose 4.3% for the year. High-yield bonds, which often perform well when company fundamentals are strong, returned 11.9%, as measured by the Lehman Brothers U.S. Corporate High Yield Index.

2 |	2006 Annual Report TIAA-CREF Mutual Funds

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

Five funds post double-digit gains

During 2006, five of the TIAA-CREF Mutual Funds posted double-digit gains, and all the funds registered solid positive returns. The performance of individual funds reflected the widely varying returns of the asset classes in which the funds invest.

          Returns for the equity funds ranged from 5.4% for the Growth Equity Fund to 29.4% for the International Equity Fund, which invests in foreign stocks.

          A rally in the bond market during the second half of 2006 enabled all of our fixed-income funds to post positive results for the year. Returns varied from 4.3% for the Bond Plus Fund to 9.7% for the High-Yield Bond Fund.

          Increases in short-term interest rates by the Federal Reserve during the year’s first half were still affecting the market at year-end, when the effective 7-day yield of the Money Market Fund was 5.26%.

Is your asset allocation on track?

Over the last three years, our best-performing fund, the International Equity Fund, produced a cumulative return of 73.4%. During the same time, the Bond Plus Fund returned 11.5%. (Of course, past performance is no guarantee of future results.)

          When returns differ so sharply, the asset allocations you have chosen for your portfolio can shift significantly. This can change the degree of risk to which your investments are exposed. Many financial planners recommend rebalancing a portfolio at least once a year to restore allocations in each asset class (stocks, bonds and cash) to the levels originally intended.

          If you would like assistance in finding the mix of investments best suited to your financial needs, time horizon and attitude toward risk, we invite you to visit our website or to call us.

/s/ Edward J. Grzybowski
________________________________________
Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

TIAA-CREF Mutual Funds 2006 Annual Report	| 3

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The funds file complete portfolio listings with the SEC, which are available to investors.

          You can obtain a complete list of TIAA-CREF Mutual Funds’ holdings (called “TIAA-CREF Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended December 31, 2006) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Mutual Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of December 31 or June 30; Form N-Q lists holdings as of March 31 or September 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the “Contact Us” link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day operations of the funds.

4 |	2006 Annual Report TIAA-CREF Mutual Funds

Special terms

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Emerging markets are nations with relatively low per capita income levels and above-average economic growth rates or prospects for growth.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with similar objectives whose performance can be compared with that of an individual mutual fund with a similar objective.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

TIAA-CREF Mutual Funds 2006 Annual Report	| 5

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6 |	2006 Annual Report TIAA-CREF Mutual Funds

International Equity Fund | Foreign stocks
DISCUSSION

Performance in the twelve months ended December 31, 2006

The International Equity Fund returned 29.36% for the year, compared with the 26.34% gain of the fund’s benchmark, the MSCI EAFE® Index, and the 24.82% average return of the fund’s peer group, the Morningstar Foreign Large Blend category.

Weak dollar helps foreign stocks soar

Foreign stocks achieved exceptional returns in 2006, outpacing domestic issues for the fifth consecutive year. The lofty return of the EAFE index was more than ten percentage points higher than the 15.72% gain of the Russell 3000® Index, a measure of the broad U.S. stock market. Most of this outperformance, however, was due to the weaker dollar, which amplified the EAFE’s 16.46% rise in terms of local currencies to 26.34% in dollar terms.

          For the ten years ended December 31, 2006, U.S. stocks had the advantage over foreign issues: the average annual return of the Russell 3000 was 8.64%, versus 7.71% in dollar terms for the EAFE.

European stocks climb the highest

For the year, the EAFE’s European segment surged 33.72%, thanks largely to German, French and British stocks, which gained 36.0%, 34.48% and 30.61%, respectively. (All these figures are in dollar terms.) Stocks from these three countries made up more than 40% of the benchmark in terms of market capitalization at year’s end. Japanese stocks, which constituted slightly less than one-quarter of the benchmark’s market capitalization at year’s end, returned just 6.24% in dollars.

Stock selections lift the fund above the benchmark

The fund topped its benchmark due to numerous successful stock selections. Among the largest contributors were overweight holdings, relative to the benchmark, in Italian carmaker Fiat, British financial company Man Group and French hotel operator Accor. A position in Swiss private bank Julius Baer, a stock not in the benchmark, also boosted returns.

          Nonbenchmark holdings that detracted from relative performance included Israel’s Teva Pharmaceutical and two Japanese companies, magnet maker Neomax and credit company Orient. Teva was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange). Overweights in British utility Centrica and German post office Deutsche Post also reduced relative returns.

          On December 31, 2006, emerging-market stocks, which are not included in the benchmark, made up approximately 2.9% of the fund’s total portfolio investments.

TIAA-CREF Mutual Funds 2006 Annual Report	| 7

International Equity Fund | Foreign stocks

Investment objective

The fund seeks favorable long-term returns, mainly through capital appreciation.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including foreign investment risks and small-cap risk. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The MSCI EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of December 31, 2006				Ticker symbol: TIINX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

International Equity Fund	29.36%	15.53%	9.14%	105.88%	126.45%

Benchmark:
MSCI EAFE Index[2]	26.34	15.05	7.78	101.65	101.34

Peer group:
Morningstar Foreign Large Blend	24.82	13.19	6.90	86.66	89.58

*

The returns presented above and in the graphs show past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: September 2, 1997

[2]

From May 31, 2001, through May 31, 2002, MSCI published both a “standard” and a “provisional” version of this index while its composition was being revised. The fund used the provisional version from July 1, 2001, through May 31, 2002, and the returns shown reflect this. EAFE is a trademark of Morgan Stanley Capital International, Inc.

8 |	2006 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $22,645 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 36.65%, for the quarter ended December 31, 1999
Worst quarter: –20.18%, for the quarter ended September 30, 2002

*	Does not include returns from September 2, 1997, through December 31, 1997

TIAA-CREF Mutual Funds 2006 Annual Report	| 9

International Equity Fund | Foreign stocks
PERFORMANCE

Fund expenses—six months ended December 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund expense example

	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)

Actual return	$1,000.00	$1,169.10		$2.68
5% annual hypothetical return	1,000.00	1,022.71	†	2.50

*

“Expenses paid” is equal to the fund’s annualized expense ratio of 0.49%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country (12/31/2006)	Percent of portfolio investments

Japan	21.0
Germany	19.7
France	13.5
Switzerland	10.0
United Kingdom	8.9
Finland	5.6
Italy	4.8
Australia	4.4
United States	2.9
13 other nations	9.2

Total	100.0

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments

Over $5 billion	82.43
$1 billion–$5 billion	15.71
Under $1 billion	1.86

Total	100.00

Fund facts

Inception date	9/2/1997
Net assets (12/31/2006)	$537.53 million
2006 expense ratio	0.49%

10 |	2006 Annual Report TIAA-CREF Mutual Funds

Growth Equity Fund | Large-cap growth stocks
DISCUSSION

Performance in the twelve months ended December 31, 2006

The Growth Equity Fund returned 5.42% for the year, compared with the 9.07% gain of the fund’s benchmark, the Russell 1000® Growth Index, and the 6.93% average return of the fund’s peer group, the Morningstar Large Growth category.

Large-cap growth trails large-cap value

The large-cap growth category scored a solid return during 2006, but it was less than half the 22.25% gain of large-cap value stocks, as measured by the Russell 1000 Value Index. This was the seventh consecutive year in which large-cap growth underperformed large-cap value. For the year, large-cap growth also trailed growth stocks in the small- and mid-cap subcategories.

          For the ten years ended December 31, 2006, large-cap growth produced an average annual return of 5.44%—less than half the 11% average return for large-cap value issues.

Largest sectors post lackluster results

For the year, the fund’s benchmark failed to keep pace with its value counterpart because its three largest sectors, which together made up more than half of its market capitalization, each lagged the broad U.S. stock market for the year. Of these sectors, the technology and consumer discretionary sectors posted returns of 8.6% and 7.4%, respectively, while health care returned just 3.7%.

          In contrast, the two largest sectors of the Russell 1000 Value Index, financials and utilities, posted gains of 20% and 31%, respectively, for the period.

Individual stock selections limit returns

The fund underperformed its benchmark largely because of overweight positions in a number of stocks that did not perform as anticipated. These stocks included medical device maker St. Jude Medical, eBay and prescription retailer Caremark. Also detracting from relative performance were positions in several nonbench-mark stocks, including semiconductor maker Marvell Technology and Israel’s Teva Pharmaceutical.

          Positive contributors to relative performance included underweight holdings in chip maker Intel and UnitedHealth Group, an HMO. Overweight positions in Goldman Sachs and computer company Network Appliance also helped relative performance, as did a nonbenchmark holding in French industrial giant Alstom.

          On December 31, 2006, foreign securities made up 6.37% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

TIAA-CREF Mutual Funds 2006 Annual Report	| 11

Growth Equity Fund | Large-cap growth stocks

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of December 31, 2006	Ticker symbol: TIGEX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Growth Equity Fund	5.42%	1.06%	2.55%	5.40%	26.54%

Benchmark:
Russell 1000 Growth Index[2]	9.07	2.69	3.56	14.20	38.69

Peer group:
Morningstar Large Growth	6.93	2.88	4.24	16.09	51.44

*

The returns presented above and in the graphs show past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: September 2, 1997

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

12 |	2006 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $12,654 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 28.36%, for the quarter ended December 31, 1998
Worst quarter: –22.69%, for the quarter ended March 31, 2001

*	Does not include returns from September 2, 1997, through December 31, 1997

TIAA-CREF Mutual Funds 2006 Annual Report	| 13

Growth Equity Fund | Large-cap growth stocks
PERFORMANCE

Fund expenses—six months ended December 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth Equity Fund expense example

	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)

Actual return	$1,000.00	$1,085.90		$2.37
5% annual hypothetical return	1,000.00	1,022.91	†	2.30

*

“Expenses paid” is equal to the fund’s annualized expense ratio of 0.45%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments

Over $5 billion	96.54
$1 billion–$5 billion	3.00
Under $1 billion	0.46

Total	100.00

Fund facts

Inception date	9/2/1997
Net assets (12/31/2006)	$518.72 million
2006 expense ratio	0.45%

14 |	2006 Annual Report TIAA-CREF Mutual Funds

Growth & Income Fund | Large-cap, dividend-paying stocks
DISCUSSION

Performance in the twelve months ended December 31, 2006

The Growth & Income Fund returned 16.72% for the year, compared with the 15.79% gain of the fund’s benchmark, the S&P 500® Index, and the 14.13% average return of the fund’s peer group, the Morningstar Large Blend category.

S&P 500 edges past the broad U.S. market

During 2006, the S&P 500 Index, consisting mostly of large-cap stocks, just topped the broad-based Russell 3000® Index, which gained 15.72%. The lower return of the Russell 3000 was due to the underperformance of its mid-cap stocks. The S&P 500 Index includes few mid-cap stocks.

          For the ten-year period ended December 31, 2006, the 8.42% average annual return of the S&P 500 fell short of the 8.64% average return of the Russell 3000.

Broad-based sector gains lift the index

All ten sectors of the S&P 500 advanced for the year, with eight generating double-digit gains. The financial and energy sectors, which together made up nearly one-third of the benchmark’s total market capitalization on December 31, 2006, returned 19.2% and 24.2%, respectively.

          The weakest results came from the information technology and health care sectors, which produced gains of 8.4% and 7.5%, respectively.

Stock selections boost the fund above the benchmark

The fund outperformed its benchmark primarily because of overweight positions in several stocks that posted extraordinary returns. These stocks included computer graphics company Nvidia, computer network provider Cisco and Occidental Petroleum. A position in French industrial giant Alstom, a stock not included in the benchmark, also contributed to the fund’s strong showing.

          The largest detractors from relative performance included overweight positions in Coventry Health Care and fiber-optics maker JDS Uniphase; these stocks did not perform as anticipated. Underweight holdings in insurer Cigna and Goldman Sachs also subtracted from relative returns.

          On December 31, 2006, foreign securities made up 6.78% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

TIAA-CREF Mutual Funds 2006 Annual Report	| 15

Growth & Income Fund | Large-cap, dividend-paying stocks

Investment objective

The fund seeks a favorable long-term return through capital appreciation and investment income.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of December 31, 2006	Ticker symbol: TIGIX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Growth & Income Fund	16.72%	5.41%	6.74%	30.17%	83.96%

Benchmark: S&P 500 Index[2]	15.79	6.19	6.66	35.03	82.63

Peer group: Morningstar Large Blend	14.13	5.91	6.23	33.87	78.58

*

The returns presented above and in the graphs show past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: September 2, 1997

[2]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

16 |	2006 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $18,396 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 22.99%, for the quarter ended December 31, 1998
Worst quarter: –16.54%, for the quarter ended September 30, 2002

* Does not include returns from September 2, 1997, through December 31, 1997

TIAA-CREF Mutual Funds 2006 Annual Report	| 17

Growth & Income Fund | Large-cap, dividend-paying stocks
PERFORMANCE

Fund expenses—six months ended December 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund expense example

	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)

Actual return	$1,000.00	$1,137.00		$2.32
5% annual hypothetical return	1,000.00	1,023.02	†	2.19

*

“Expenses paid” is equal to the fund’s annualized expense ratio of 0.43%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments

Over $5 billion	92.65
$1 billion–$5 billion	6.50
Under $1 billion	0.85

Total	100.00

Fund facts

Inception date	9/2/1997
Net assets (12/31/2006)	$549.23 million
2006 expense ratio	0.43%

18 |	2006 Annual Report TIAA-CREF Mutual Funds

Equity Index Fund | U.S. stocks
DISCUSSION

Performance in the twelve months ended December 31, 2006

The Equity Index Fund returned 15.42% for the year, compared with the 15.72% gain of its benchmark, the Russell 3000® Index, and the 14.13% average return of the fund’s peer group, the Morningstar Large Blend category.

Stocks sizzle in the second half of 2006

The broad U.S. stock market, as measured by the Russell 3000 Index, posted its best calendar-year return since 2003. Stock prices were propelled by continued growth in corporate earnings and falling energy prices. Most of the market’s climb occurred between August and December, when the index jumped 12.20% after a 3.13% rise through July.

          Both growth and value stocks posted strong results across all three market-capitalization sizes, as defined by the Russell indexes. Small-cap value stocks led the pack with a 23.48% gain, while large-cap growth stocks trailed other categories, returning 9.07%.

          However, U.S. stocks continued to trail foreign issues, which soared 26.34% in dollar terms, as measured by the MSCI EAFE® Index. This return resulted largely from a weaker dollar. For the ten-year period, the average annual return of the Russell 3000 was 8.64%, versus 7.71% for the EAFE in dollar terms.

Integrated oils lead a broad-based advance

All twelve benchmark sectors moved solidly upward, and ten produced double-digit gains. The largest sector, financial stocks, which made up nearly a quarter of the benchmark in terms of market capitalization at year’s end, climbed 19.4%. The next-largest sector, consumer discretionary, rose 12.3%, and the third-largest, technology, returned 10.9%.

          The best-performing sectors, integrated oils and utilities, posted outsized gains of 34.7% and 30.5%, respectively. Although these two sectors together constituted only about 12% of the benchmark’s market capitalization on December 31, their exceptional performance contributed substantially to overall returns.

Largest stocks post strong results

In descending order according to cap size, the benchmark’s five-largest holdings performed as follows: ExxonMobil, 38.9%; General Electric, 8.9%; Citigroup, 19.4%; Microsoft, 15.3%; and Bank of America, 20.6%.

          For the period, the fund’s return was comparable to that of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of the benchmark.

TIAA-CREF Mutual Funds 2006 Annual Report	| 19

Equity Index Fund | U.S. stocks

Investment objective

The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including index risk and small-cap risk. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of December 31, 2006			Ticker symbol: TCEIX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Equity Index Fund	15.42%	6.94%	1.38%	39.90%	9.71%

Benchmark:
Russell 3000 Index[2]	15.72	7.16	1.52	41.35	10.76

Peer group:
Morningstar Large Blend	14.13	5.91	1.54	33.87	13.23

*

The returns presented above and in the graphs show past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: April 3, 2000

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

20 |	2006 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $10,971 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 16.06%, for the quarter ended June 30, 2003
Worst quarter: –17.00%, for the quarter ended September 30, 2002

*	Does not include returns from April 3, 2000, through December 31, 2000

TIAA-CREF Mutual Funds 2006 Annual Report	| 21

Equity Index Fund | U.S. stocks
PERFORMANCE

Fund expenses—six months ended December 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Equity Index Fund expense example

	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)

Actual return	$1,000.00	$1,119.20		$1.39
5% annual hypothetical return	1,000.00	1,023.88	†	1.33

*

“Expenses paid” is equal to the fund’s annualized expense ratio of 0.26%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments

Over $5 billion	81.88
$1 billion–$5 billion	14.52
Under $1 billion	3.60

Total	100.00

Fund facts

Inception date	4/3/2000
Net assets (12/31/2006)	$395.51 million
2006 expense ratio	0.26%

22 |	2006 Annual Report TIAA-CREF Mutual Funds

Social Choice Equity Fund | Socially screened stocks
DISCUSSION

Performance in the twelve months ended December 31, 2006

The Social Choice Equity Fund returned 14.08% for the year, compared with the 15.72% gain of its benchmark, the Russell 3000® Index, and the 14.13% average return of the fund’s peer group, the Morningstar Large Blend category. Unlike the fund, the benchmark and the Morningstar category do not screen investments according to social criteria.

Exclusion of major stocks trims returns

Because of its social screens, the fund did not invest in several stocks that were sizable components of the benchmark in terms of market capitalization. The exclusion of these stocks produced both positive and negative results, but the net effect was to lower the fund’s return versus that of its benchmark.

          Relative performance suffered most from the exclusion of ExxonMobil, which advanced 38.9% for the year and was the largest component of the Russell 3000 on December 31, 2006. The avoidance of two other energy stocks, Chevron and ConocoPhillips, and of Morgan Stanley also hurt relative performance.

          Performance versus the benchmark was helped by the exclusion of Yahoo, which fell 35.4% for the year. Avoiding stocks such as General Electric, Wal-Mart and insurer American International Group also proved advantageous.

Additional techniques help manage risk

Because the fund’s social screens prevent it from investing in some stocks of the Russell 3000, the fund’s managers use statistical techniques to ensure that the risk characteristics of the portfolio resemble those of the index. One of these methods is to overweight or underweight certain stocks relative to each one’s percentage of capitalization within the benchmark.

          During 2006 overweight positions in Merck, Verizon and AT&T enhanced the fund’s return. Chip maker Intel and Anadarko Petroleum were also overweighted, but they did not perform as anticipated and reduced returns. Relative performance was also hurt by underweights in HMO UnitedHealth Group and Bank of America, which was added to the list of major holdings in the second quarter of 2006.

          Coca-Cola and JPMorgan Chase—until recently two of the portfolio’s largest companies in terms of market capitalization—were dropped during the year because they failed the fund’s qualitative screens.

TIAA-CREF Mutual Funds 2006 Annual Report	| 23

Social Choice Equity Fund | Socially screened stocks

Investment objective

The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

Risks of this fund

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including the risk of socially screened investing, index risk and foreign investment risks. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of December 31, 2006			Ticker symbol: TCSCX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Social Choice Equity Fund	14.08%	7.07%	1.59%	40.72%	11.24%

Benchmark:
Russell 3000 Index[2]	15.72	7.16	1.52	41.35	10.76

Peer group:
Morningstar Large Blend	14.13	5.91	1.54	33.87	13.23

*

The returns presented above and in the graphs show past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: April 3, 2000

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

24 |	2006 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $11,124 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 16.43%, for the quarter ended June 30, 2003
Worst quarter: –16.41%, for the quarter ended September 30, 2002

*	Does not include returns from April 3, 2000, through December 31, 2000

TIAA-CREF Mutual Funds 2006 Annual Report	| 25

Social Choice Equity Fund | Socially screened stocks
PERFORMANCE

Fund expenses—six months ended December 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund expense example

	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)

Actual return	$1,000.00	$1,112.00		$1.44
5% annual hypothetical return	1,000.00	1,023.83	†	1.38

*

“Expenses paid” is equal to the fund’s annualized expense ratio of 0.27%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

As of 12/31/2006	Percent of portfolio investments

Over $5 billion	83.27
$1 billion–$5 billion	12.59
Under $1 billion	4.14

Total	100.00

Fund facts

Inception date	4/3/2000
Net assets (12/31/2006)	$164.96 million
2006 expense ratio	0.27%

26 |	2006 Annual Report TIAA-CREF Mutual Funds

Managed Allocation Fund | Stocks and bonds
DISCUSSION

Performance in the twelve months ended December 31, 2006

The Managed Allocation Fund returned 11.94%, compared with the 12.43% return of its benchmark, the Managed Allocation Composite Index, and the 11.26% average return of the fund’s peer group, the Morningstar Moderate Allocation category.

U.S. stocks and bonds rally

After gaining only 3.23% in the first half of 2006, the Russell 3000® Index, a proxy for the broad U.S. stock market, rose 12.09% in the second half. The sharp rise in stock prices resulted largely from the Federal Reserve’s decision to hold short-term rates unchanged during the six-month period.

          International shares topped domestic issues. The MSCI EAFE® Index, which tracks stocks in 21 developed nations outside North America, rose 26.34% in dollar terms and 16.46% in local currencies.

          Rising short-term interest rates in the period’s first half led to disappointing bond returns. However, the Fed’s pause in the second half helped spur a rally later in the year.

          For the reporting period, the Lehman Brothers U.S. Aggregate Index, a measure of the overall investment-grade bond market, gained 4.33%, short-term bonds returned 4.22%, and high-yield bonds advanced 11.9%.

Stock funds detract from relative returns

During the period, four of the fund’s five equity components trailed their respective benchmarks, mainly because of unsuccessful stock choices. The Growth Equity Fund, which made up about one-fifth of the fund’s portfolio, gained 5.42%, lagging its benchmark by more than three percentage points. Despite a 21.24% advance, the Large-Cap Value Fund, another large component, also trailed its benchmark.

          Other underlying funds performed well. The International Equity Fund’s 29.36% return topped its benchmark by more than three percentage points. In addition, each bond fund helped relative performance by outpacing its index.

Asset allocation varies slightly from target

During the period, the Managed Allocation Fund maintained a target allocation ratio of 60% equity and real estate securities to 40% fixed-income investments. On December 31, 2006, the fund’s asset allocation, shown on page 30, differed slightly from this target ratio, as it did at other times throughout the period, because of fluctuations in the market values of the securities in which the component funds invest.

          The weightings of the fund’s composite benchmark remained fixed during 2006.

TIAA-CREF Mutual Funds 2006 Annual Report	| 27

Managed Allocation Fund | Stocks and bonds

Investment objective

The fund seeks a return that reflects the broad investment performance of the financial markets through capital appreciation and investment income.

Risks of this fund

The underlying funds of the Managed Allocation Fund invest in both equity and fixed-income securities. Therefore, the Managed Allocation Fund is subject to the general and special risks of those underlying funds. For a complete discussion of risk, please see the prospectus.

About the fund’s expenses

The Managed Allocation Fund itself has no expense charges because the fund’s adviser does not receive a management fee for its services to the fund. Shareholders in the fund indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. Based on the fund’s allocations on December 31, 2006, the current pro rata expense ratio is 0.49%.

Performance as of December 31, 2006				Ticker symbol: TIMAX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Managed Allocation Fund	11.94%	7.01%	6.85%	40.37%	85.81%

Benchmark: Managed Allocation Composite Index	12.43	7.68	7.36	44.78	94.16

Benchmark components (percentage of composite index):[2] Russell 3000® Index[3] (48%)	15.72	7.16	6.99	41.35	88.00

Lehman Brothers U.S. Aggregate Index (40%)	4.33	5.06	6.14	27.98	74.45
MSCI EAFE® Index[4] (12%)	26.34	15.05	7.78	101.65	101.34

Peer group: Morningstar Moderate Allocation	11.26	6.09	6.15	34.89	76.93

*

The returns presented above and in the graphs show past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: September 2, 1997

[2]	You cannot invest directly in these indexes.

[3]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[4]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

28 |	2006 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $18,581 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark components and peer group during the same period.

During the period, the fund changed its broad-based index from the Managed Allocation Composite Index to the Russell 3000 Index in order to more appropriately reflect the broad-based securities market through a widely recognized index. For the period from inception through December 31, 2006, a hypothetical $10,000 investment in the Managed Allocation Fund would have increased by $8,581, compared with an increase of $9,416 for the Managed Allocation Composite Index and an increase of $8,800 for the Russell 3000 Index.

Calendar year total returns*

Best quarter: 14.01%, for the quarter ended December 31, 1998 Worst quarter: –9.43%, for the quarter ended March 31, 2001

*	Does not include returns from September 2, 1997, through December 31, 1997

TIAA-CREF Mutual Funds 2006 Annual Report	| 29

Managed Allocation Fund | Stocks and bonds
PERFORMANCE

Fund expenses—six months ended December 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Managed Allocation Fund expense example

	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)

Actual return	$1,000.00	$1,094.70		$2.59
5% annual hypothetical return	1,000.00	1,022.71	†	2.50

*

“Expenses paid” is based on the fund’s annualized pro rata expense ratio, which the fund bears indirectly through the funds in which it invests. This annualized pro rata expense ratio was 0.49%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown (12/31/2006)

Fund	Percent of portfolio investments

Bond Plus Fund	36.4
Growth Equity Fund	21.0
Institutional Large-Cap Value Fund	21.0
International Equity Fund	13.7
Institutional Small-Cap Equity Fund	3.8
High-Yield Bond Fund	2.5
Short-Term Bond Fund	1.5
Institutional Real Estate Securities Fund	0.1

Total	100.0

Fund facts

Inception date	9/2/1997
Net assets (12/31/2006)	$568.61 million
2006 calculated pro rata expense ratio	0.48%‡

‡

Reflects the expenses of the underlying funds in which the Managed Allocation Fund invests. Effective February 1, 2006, three of the underlying funds in which the Managed Allocation Fund invests implemented a new investment management agreement and other arrangements that resulted in an increase in their expense charges. If the new expense ratios of these underlying funds had been in effect for the entire year, the Managed Allocation Fund’s pro rata expense ratio would have been 0.49%.

30 |	2006 Annual Report TIAA-CREF Mutual Funds

High-Yield Bond Fund | High-yield bonds
DISCUSSION

Performance in the twelve months ended December 31, 2006

The High-Yield Bond Fund returned 9.68% for the year, compared with the 9.27% gain of its benchmark, the Merrill Lynch BB/B Cash Pay Issuer Constrained Index, and the 10.14% average return of the fund’s peer group, the Morningstar High-Yield Bond category.

High-yield bonds make a comeback

In 2006 the benchmark posted a return nearly triple its 3.41% gain in 2005 and in line with its five-year average of 9.08%. For the year, the Lehman Brothers U.S. Aggregate Index, which tracks investment-grade bonds, rose 4.33%, while the Russell 3000® Index, a proxy for domestic stocks, advanced 15.72%.

          During the period, investors showed a strong appetite for high-yield securities. This activity bolstered bond prices and helped finance $137 billion of new issues. The increase in leveraged buyouts funded by new issues made headlines. Because of strong corporate balance sheets, historically low default rates declined for the fifth consecutive year, from 2.34% to 1.82%.

Lowest-quality bonds lead the market

When interest rates rise, bond prices normally fall. However, lower-quality bonds are less sensitive to changes in interest rates than those of higher quality. Instead, they are primarily affected by factors that can lead to defaults, such as lower corporate profitability.

          In the first half of the year, long-term interest rates rose, and higher-quality bonds trailed their lower-rated counterparts. When interest rates fell in the second half, lower-rated bonds continued to prevail, though by a smaller margin. Their prices were buoyed by increased demand.

Trading strategies help the fund

The fund topped its benchmark for the year because of successful sector positions and security selections. Overweights in the automobile and automobile credit sectors boosted performance, although an underweight in the airline sector partly offset these contributions. Overweighting lower-rated C to CCC+ bonds and underweighting higher-rated BB bonds also enhanced relative performance.

          Holdings in General Motors, Ford and GMAC Financial Services helped returns, as did a holding in Keystone Automotive, a position that had hurt performance in 2005. Other successful investments included Hertz, software company Sunguard, satellite services provider Intelsat and Reliant Energy.

TIAA-CREF Mutual Funds 2006 Annual Report	| 31

High-Yield Bond Fund | High-yield bonds

Investment objective

The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

Risks of this fund

In addition to the risks of any fixed-income investment—income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk and extension risk—the fund is subject to special risks, including illiquid security risk and foreign investment risks. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Merrill Lynch BB/B Cash Pay Issuer Constrained Index measures the performance of securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch Ratings, Moody’s and Standard & Poor’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is weighted by market capitalization, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. You cannot invest directly in this index.

Performance as of December 31, 2006				Ticker symbol: TCHYX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

High-Yield Bond Fund	9.68%	8.77%	7.69%	52.26%	64.97%

Benchmark:
Merrill Lynch BB/B Cash Pay Issuer Constrained Index	9.27	9.08	7.57	54.49	63.73

Peer group:
Morningstar High-Yield Bond	10.14	8.93	5.97	53.83	49.40

*

The returns presented above and in the graphs show past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: April 3, 2000

32 |	2006 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $16,497 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 8.35%, for the quarter ended June 30, 2003
Worst quarter: –5.57%, for the quarter ended June 30, 2002

*	Does not include returns from April 3, 2000, through December 31, 2000

TIAA-CREF Mutual Funds 2006 Annual Report	| 33

High-Yield Bond Fund | High-yield bonds
PERFORMANCE

Fund expenses—six months ended December 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	High-Yield Bond Fund expense example

	Starting fund value (7/1/06)	Ending fund value (12/31/06)	Expenses paid* (7/1/06–12/31/06)

Actual return	$1,000.00	$1,077.50	$1.78
5% annual hypothetical return	1,000.00	1,023.47†	1.74

*

“Expenses paid” is equal to the fund’s annualized expense ratio of 0.34%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Credit quality of portfolio assets (12/31/2006)

	Rating	Percent of total net assets

Bonds	Ba/BB	32.3
	B/B	60.1
	Below B/B	4.9
Short-term investments		0.1
Other assets and liabilities—net		2.6

Total		100.0

Fund facts

Inception date	4/3/2000
Net assets (12/31/2006)	$287.93 million
2006 expense ratio	0.34%

34 |	2006 Annual Report TIAA-CREF Mutual Funds

Short-Term Bond Fund | Short-term bonds
DISCUSSION

Performance in the twelve months ended December 31, 2006

The Short-Term Bond Fund returned 4.39% for the year, compared with the 4.22% gain of its benchmark, the Lehman Brothers U.S. Government/Credit (1–5 Year) Index, and the 4.01% average return of the fund’s peer group, the Morningstar Short-Term Bond category.

Bonds dip, then soar

During the first six months of 2006, the Federal Reserve raised short-term interest rates four times in an effort to combat inflation. As a result, bond yields rose, pushing bond prices lower. (Bond yields and prices move in opposite directions.) For the first half of the year, the fund’s benchmark eked out a gain of 0.65%, while the Lehman Brothers U.S. Aggregate Index, which measures intermediate-term bonds, lost 0.72%.

          During the second half of 2006, inflation eased, and the Fed kept rates unchanged at each of its remaining four meetings. These decisions to hold rates steady helped the benchmark jump 3.54% and the Lehman aggregate index rise 5.09%.

Longer maturities provide lower yields

When the reporting period began, the 2-year Treasury note yielded 4.40% and the 5-year just 4.35%. (Securities with longer maturities usually have higher yields to compensate investors for their greater inflation risk.) Both yields climbed steadily during the first six months of the year, and on June 30 the 2-year stood at 5.15% and the 5-year at 5.09%. Yields fell in the second half, but by year-end the shorter-dated maturity, at 4.81%, held a wider lead over the longer-term note, which yielded 4.69%.

Consistent outperformance tops the benchmark

During the year’s first half, the fund gained 0.77%, topping its benchmark. By maintaining a duration shorter than the benchmark’s, the fund’s managers helped the portfolio retain more of its value as bond prices fell. An underweight position in U.S. Treasuries also boosted relative returns, as did individual security selections in corporate bonds and positions in asset-backed securities, which are not in the benchmark.

In the second half, the fund returned 3.59%, again beating its benchmark. Holdings in asset-backed securities and an underweight position in U.S. Treasuries continued to help relative returns. While keeping a shorter duration than the benchmark’s benefited the fund in the first half, the same strategy detracted from returns in the second because yields were falling and bond prices rising.

TIAA-CREF Mutual Funds 2006 Annual Report	| 35

Short-Term Bond Fund | Short-term bonds

Investment objective

The fund seeks high current income consistent with preservation of capital.

Risks of this fund

In addition to the risks of any fixed-income investment—income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk and extension risk—the fund is subject to special risks, including foreign investments risks. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Lehman Brothers U.S. Government/Credit (1–5 Year) Index measures the performance primarily of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. You cannot invest directly in this index.

Performance as of December 31, 2006			Ticker symbol: TCSTX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Short-Term Bond Fund	4.39%	3.75%	5.27%	20.24%	41.46%

Benchmark:
Lehman Brothers U.S. Government/Credit (1–5 Year) Index	4.22	3.77	5.22	20.31	41.06

Peer group:
Morningstar Short-Term Bond	4.01	3.15	4.38	16.80	33.69

*

The returns presented above and in the graphs show past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: April 3, 2000

36 |	2006 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $14,146 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 4.10%, for the quarter ended September 30, 2001
Worst quarter: –1.71%, for the quarter ended June 30, 2004

*	Does not include returns from April 3, 2000, through December 31, 2000

TIAA-CREF Mutual Funds 2006 Annual Report	| 37

Short-Term Bond Fund | Short-term bonds
PERFORMANCE

Fund expenses—six months ended December 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Short-Term Bond Fund expense example

	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)

Actual return	$1,000.00	$1,035.90		$1.54
5% annual hypothetical return	1,000.00	1,023.68	†	1.53

*

“Expenses paid” is equal to the fund’s annualized expense ratio of 0.30%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Credit quality of portfolio assets (12/31/2006)

Type of asset	Rating	Percent of total net assets

U.S. agency securities		23.5
U.S. Treasury securities		21.5
Asset-backed securities		11.3
Mortgage-backed securities and commercial mortgage-backed securities		5.0
Corporate bonds	Aaa/AAA	5.2
	Aa/AA	10.2
	A/A	10.6
	Baa/BBB	8.4
	Ba/BB	0.9
Short-term investments		2.0
Other assets and liabilities—net		1.4

Total		100.0

Fund facts

Inception date	4/3/2000
Net assets (12/31/2006)	$190.90 million
2006 expense ratio	0.30%

38 |	2006 Annual Report TIAA-CREF Mutual Funds

Tax-Exempt Bond Fund | Tax-exempt bonds
DISCUSSION

Performance in the twelve months ended December 31, 2006

The Tax-Exempt Bond Fund returned 4.37% for the year, compared with the 4.71% gain of the fund’s benchmark, the Lehman Brothers 10-Year Municipal Bond Index, and the 4.59% average return of the fund’s peer group, the Morningstar Municipal National Long category.

Yield spreads tighten

During 2006 short-term interest rates rose but then leveled off. At year’s end, yields on shorter-term municipal bond issues stood lower, and those on longer-term munis higher, than they had been twelve months earlier. The spread between the yields of 1-year and 30-year munis narrowed to 0.65 of a percentage point, versus 1.15 percentage points at the beginning of 2006.

          With longer-term yields falling, municipal bonds became a less-attractive alternative to Treasury securities. At year-end, 10-year munis provided 83% of the yield of 10-year Treasuries—down from 89% at the beginning of the year.

          Thirty-year bonds topped their shorter-term counterparts, gaining 6.82% for the year. Hungry for higher returns, investors favored BBB-rated bonds, which outperformed higher-quality AAA issues. With no natural disasters occurring to deplete their resources, property and casualty insurers regained their interest in municipal bonds.

Bond issues fall

States and municipalities issued $383 billion in bonds in 2006. This total was down about 6.2% from the record $408 billion in bonds they had issued in 2005. Higher short-term interest rates had made refunding less advantageous, and as a result, refunding activity fell off sharply. This decline was partly offset by a moderate rise in new issues, the result of lower long-term rates.

Fund trails the benchmark

The fund lagged its benchmark for the year primarily because its managers continued to favor high-grade securities and to avoid volatile industrial, health care, resource recovery and tobacco bonds, which outperformed the overall tax-exempt market in 2006.

          In the second quarter, the fund’s relative performance was reduced by a drop in the high-grade market, which was caused by a large insurance company’s liquidation of about $7 billion in high-grade securities.

          In the third quarter, the high-grade sector rebounded, and the high-yield sector lagged. This enabled the fund to top its benchmark for the quarter. This outperformance was not enough, however, to lift the fund’s return above the benchmark’s for the year.

TIAA-CREF Mutual Funds 2006 Annual Report	| 39

Tax-Exempt Bond Fund | Tax-exempt bonds

Investment objective

The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Risks of this fund

In addition to the risks of any fixed-income investment—income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk and extension risk—the fund is subject to special risks, including tax risk. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Lehman Brothers 10-Year Municipal Bond Index measures the performance of long-term, tax-exempt bonds. These bonds must be rated investment grade by at least two of the major ratings agencies. In addition, they must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. You cannot invest directly in this index.

Performance as of December 31, 2006	Ticker symbol: TCTEX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Tax-Exempt Bond Fund	4.37%	5.48%	5.95%	30.60%	47.76%

Benchmark:
Lehman Brothers 10-Year Municipal Bond Index	4.71	5.46	5.95	30.48	47.75

Peer group:
Morningstar Municipal National Long	4.59	4.99	5.48	27.57	43.45

*

The returns presented above and in the graphs show past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: April 3, 2000

40 |	2006 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $14,776 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 5.29%, for the quarter ended September 30, 2002
Worst quarter: –2.41%, for the quarter ended June 30, 2004

*	Does not include returns from April 3, 2000, through December 31, 2000

TIAA-CREF Mutual Funds 2006 Annual Report	| 41

Tax-Exempt Bond Fund | Tax-exempt bonds
PERFORMANCE

Fund expenses—six months ended December 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Tax-Exempt Bond Fund expense example

	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)

Actual return	$1,000.00	$1,047.60		$1.55
5% annual hypothetical return	1,000.00	1,023.68	†	1.53

*

“Expenses paid” is equal to the fund’s annualized expense ratio of 0.30%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Credit quality of portfolio assets (12/31/2006)

	Rating	Percent of total net assets

Long-term municipal bonds
	Aaa/AAA	69.2
	Aa/AA	6.6
	A/A	10.2
	Baa/BBB	11.3
	Ba/BB	1.0
	B/B	0.4
Short-term investments		0.5

Other assets and liabilities—net		0.8

Total		100.0

Fund facts

Inception date	4/3/2000
Net assets (12/31/2006)	$195.54 million
2006 expense ratio	0.30%

42 |	2006 Annual Report TIAA-CREF Mutual Funds

Bond Plus Fund | Intermediate-term bonds
DISCUSSION

Performance in the twelve months ended December 31, 2006

The Bond Plus Fund returned 4.34% for the year, compared with the 4.33% gain of its benchmark, the Lehman Brothers U.S. Aggregate Index, and the 4.12% average return of the fund’s peer group, the Morningstar Intermediate-Term Bond category.

Second-half rally lifts bond returns

During the first six months of 2006, the Federal Reserve raised short-term interest rates four times in an effort to combat inflation. As a result, yields for 10-year Treasury bonds rose from 4.39% to 5.14%, pushing bond prices lower. (Bond prices and yields move in opposite directions.) The Lehman Brothers U.S. Aggregate Index, which measures the investment-grade U.S. bond market, fell 0.72%.

          During the second half of 2006, inflation eased, and the Fed kept rates unchanged at each of its remaining four meetings. Level rates fueled a bond rally that sent the benchmark up 5.09% during the six-month period.

Longer maturities provide lower yields

The 2-year Treasury note yielded 4.40% at the start of 2006—slightly more than the yield for a 10-year issue. (Securities with longer maturities usually have higher yields to compensate investors for their greater inflation risk.) The spread between 2-year and 10-year Treasuries was still close in June, but at the end of December, the shorter-dated note had widened its lead: it stood at 4.81%, versus 4.70% for the longer-dated issue.

A strong finish helps the fund edge past the benchmark

During the first half of the year, the fund matched the 0.72% drop of the benchmark. Relative performance benefited from individual bond selection among mortgage-backed securities. In addition, an underweight in Treasuries helped, since they did not perform as well as other bond sectors. Maintaining a duration that was shorter than the benchmark’s also aided returns when bond prices fell.

          In the second half, the fund’s 5.10% gain topped the benchmark’s return by 0.01 of a percentage point. Security selection among corporate bonds helped relative performance, as did a continued underweight in Treasuries. The fund’s shorter duration did not meaningfully affect relative performance.

TIAA-CREF Mutual Funds 2006 Annual Report	| 43

Bond Plus Fund | Intermediate-term bonds

Investment objective

The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

Risks of this fund

In addition to the risks of any fixed-income investment—income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk and extension risk—the fund is subject to special risks, including illiquid security risk, index risk, and foreign investment risks. For a complete discussion of risk, please see the prospectus.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of December 31, 2006			Ticker symbol: TIPBX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Bond Plus Fund	4.34%	5.15%	6.17%	28.55%	74.97%

Benchmark:
Lehman Brothers U.S. Aggregate Index	4.33	5.06	6.14	27.98	74.45

Peer group:
Morningstar Intermediate-Term Bond	4.12	4.62	5.36	25.47	63.08

*

The returns presented above and in the graphs show past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

1	Inception date: September 2, 1997

44 |	2006 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $17,497 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Calendar year total returns*

Best quarter: 5.11%, for the quarter ended September 30, 2002
Worst quarter: –2.42%, for the quarter ended June 30, 2004

*	Does not include returns from September 2, 1997, through December 31, 1997

TIAA-CREF Mutual Funds 2006 Annual Report	| 45

Bond Plus Fund | Intermediate-term bonds
PERFORMANCE

Fund expenses—six months ended December 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Plus Fund expense example

	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)

Actual return	$1,000.00	$1,051.00		$1.55
5% annual hypothetical return	1,000.00	1,023.68	†	1.53

*

“Expenses paid” is equal to the fund’s annualized expense ratio of 0.30%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by sector (12/31/2006)

Percent of total net assets

Mortgage-backed securities and
commercial mortgage-backed
securities	42.8
Corporate bonds	26.6
Asset-backed securities	13.5
U.S. Treasury securities	6.7
U.S. agency securities	6.7
Yankees‡	2.2
Short-term investments	7.5
Other assets and liabilities—net	–6.0

Total	100.0

‡	Foreign government and corporate bonds denominated in U.S. dollars

Risk characteristics (12/31/2006)

	Average maturity (in years)	Option-adjusted duration (in years)

Bond Plus	6.70	4.36

Lehman Brothers
U.S. Aggregate
Index*	6.96	4.46

*	Source: Lehman Brothers Global Family of Indices. Copyright 2007. Used with permission.

Fund facts

Inception date	9/2/1997
Net assets (12/31/2006)	$475.57 million
2006 expense ratio	0.30%

46 |	2006 Annual Report TIAA-CREF Mutual Funds

Money Market Fund | Cash equivalents
DISCUSSION

Performance in the twelve months ended December 31, 2006

The Money Market Fund returned 4.89% for the year, compared with the 4.50% gain of the iMoneyNet Money Fund Report Averages™—All Taxable, a simple average of over 1,000 taxable money market funds.

The Fed raises rates four times, then pauses

During the first half of 2006, the Federal Reserve raised the federal funds rate four times, lifting it from 4.25% to 5.25%. (The federal funds rate is the rate commercial U.S. banks charge one another for overnight loans.) Behind these increases was the Fed’s concern that higher energy prices and an expanding economy would send inflation out of control: year-over-year inflation climbed 4.3% in June.

          During the second half of the year, economic growth moderated. Oil prices dropped 21% from their midsummer high, and in October year-over-year inflation fell to 1.3%. The slowing economy led the Fed to hold rates steady at four successive meetings, after 17 consecutive quarter-point hikes that spanned more than two years.

A volatile LIBOR reflects investor uncertainty

Early in the year, yields on twelve-month issues rose in tandem with yields on shorter-maturity issues, and the LIBOR curve held steady. (The LIBOR, the interest rate that banks charge one another for loans on the London market, is the most widely used benchmark for short-term rates.) However, later in the period, with some investors anticipating a Fed rate cut, yields of longer-maturity issues fell, and the LIBOR flattened. The LIBOR fluctuated widely throughout much of the twelve months as investors reacted to shifting economic data.

Fund strategies pay off

During the year, the fund’s managers adjusted their strategies to the uncertain interest-rate environment.

          Commercial paper, which was in short supply for much of the year, made up 88.2% of the portfolio at year-end, virtually unchanged from a year earlier. (Commercial paper offers higher returns than other money market instruments without significant additional risk.) Certificates of deposit and floating-rate securities accounted for 6.1% and 5% of the portfolio, respectively, while U.S. agency securities declined to just 0.7%.

          On December 31, 2006, foreign securities made up 16% of the fund’s total portfolio investments.

          During the year, the fund’s weighted average maturity fluctuated between 36 and 48 days. On December 26, 2006, it stood at 42 days, the same as that of the average iMoneyNet fund.

TIAA-CREF Mutual Funds 2006 Annual Report	| 47

Money Market Fund | Cash equivalents

Investment objective

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Risks of this fund

In addition to the risks of any fixed-income investment—income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk and extension risk—the fund is subject to special risks, including foreign investment risks. For a complete discussion of risk, please see the prospectus.

          An investment in this fund is not a deposit of any bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

Yield and average maturity

	Net annualized yield (for the 7 days ended 12/26/2006)		Average maturity (as of 12/26/2006)

	Current yield	Effective yield	Days

Money Market Fund	5.13%	5.26%	42

iMoneyNet Money Fund
Report AveragesTM—All Taxable	4.74	4.85	42

Performance as of December 31, 2006			Ticker symbol: TIAXX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Money Market Fund	4.89%	2.31%	3.66%	12.10%	39.90%

iMoneyNet Money Fund
Report Averages—All Taxable	4.50	1.97	3.29	10.24	35.24

*

The returns presented above and in the graphs show past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]	Inception date: September 2, 1997

48 |	2006 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $13,990 as of December 31, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the value of the average iMoneyNet fund during the same period.

Calendar year total returns*

Best quarter: 1.63%, for the quarter ended December 31, 2000
Worst quarter: 0.20%, for the quarter ended March 31, 2004

*	Does not include returns from September 2, 1997, through December 31, 1997

TIAA-CREF Mutual Funds 2006 Annual Report	| 49

Money Market Fund | Cash equivalents
PERFORMANCE

Fund expenses—six months ended December 31, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2006, and held for six months until December 31, 2006. Please see page 6 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund expense example

	Starting fund value (7/1/06)	Ending fund value (12/31/06)		Expenses paid* (7/1/06–12/31/06)

Actual return	$1,000.00	$1,025.90		$1.48
5% annual hypothetical return	1,000.00	1,023.73	†	1.48

*

“Expenses paid” is equal to the fund’s annualized expense ratio of 0.29%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2006.

†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Asset allocation (12/31/2006)

Percent of portfolio investments

Commercial paper	88.2
Certificates of deposit	6.1
Floating-rate securities	5.0
U.S. agency securities	0.7

Total	100.0

Fund facts

Inception date	9/2/1997
Net assets (12/31/2006)	$701.71 million
2006 expense ratio	0.29%

50 | 2006 Annual Report TIAA-CREF Mutual Funds

International Equity Fund |	Summary portfolio of investments December 31, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

AGRICULTURAL SERVICES		$131,041	0.02%

APPAREL AND OTHER TEXTILE PRODUCTS		905,004	0.17

BUSINESS SERVICES
Adecco S.A.	175,167	11,967,708	2.23
WPP Group plc	160,873	2,174,981	0.40
Other		2,279,962	0.42

		16,422,651	3.05

CHEMICALS AND ALLIED PRODUCTS
Bayer AG.	541,285	29,052,403	5.41
Reckitt Benckiser plc	114,366	5,226,445	0.97
Takeda Pharmaceutical Co Ltd	58,122	3,990,225	0.74
Other		9,080,102	1.69

		47,349,175	8.81

COAL MINING		501,527	0.09

COMMUNICATIONS
KDDI Corp	371	2,515,835	0.47
Royal KPN NV	281,414	4,000,830	0.74
Other		1,422,337	0.27

		7,939,002	1.48

DEPOSITORY INSTITUTIONS
Julius Baer Holding AG.	102,293	11,266,082	2.10
Mitsubishi UFJ Financial Group, Inc	448	5,533,885	1.03
Mizuho Financial Group. Inc	350	2,499,895	0.46
Nordea Bank AB	633,700	9,765,679	1.82
Societe Generale (A Shares)	53,673	9,111,409	1.70
Sumitomo Mitsui Financial Group, Inc	306	3,137,011	0.58
Other		7,106,120	1.32

		48,420,081	9.01

ELECTRIC, GAS, AND SANITARY SERVICES
Fortum Oyj	642,578	18,287,878	3.40
Xinao Gas Holdings Ltd	3,171,000	3,587,519	0.67
Other		436,122	0.08

		22,311,519	4.15

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Sony Corp	66,700	2,858,451	0.53
Other		10,606,599	1.98

		13,465,050	2.51

FABRICATED METAL PRODUCTS		420,896	0.08

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 51

International Equity Fund |	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Groupe Danone	125,005	$18,943,402	3.52%
	Nisshin Oillio Group Ltd	617,000	4,007,739	0.75
	Sampo Oyj (A Shares)	429,900	11,508,642	2.14
	Other		3,726,971	0.69

			38,186,754	7.10

	FOOD STORES		1,061,027	0.20

	GENERAL BUILDING CONTRACTORS
	Shanghai Forte Land Co	5,352,884	2,394,872	0.44
	Other		6,653,264	1.24

			9,048,136	1.68

	HEALTH SERVICES		1,413,242	0.26

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Vinci S.A.	177,378	22,665,422	4.22

			22,665,422	4.22

	HOLDING AND OTHER INVESTMENT OFFICES
*	Ashmore Group plc	2,629,856	13,323,581	2.48
	GEA Group AG.	689,722	15,541,620	2.89
	iShares MSCI EAFE Index Fund	210,000	15,376,200	2.86
	Man Group Plc	1,324,983	13,561,664	2.53
	Other		876,233	0.16

			58,679,298	10.92

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	259,761	20,128,006	3.74
	Other		480,623	0.09

			20,608,629	3.83

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Canon, Inc	64,400	3,625,730	0.68
	Rheinmetall AG.	108,745	8,251,155	1.53
	Other		10,110,688	1.88

			21,987,573	4.09

	INSTRUMENTS AND RELATED PRODUCTS
	Phonak Holding AG.	205,100	16,327,206	3.04
	Tecan Group AG.	40,546	2,543,900	0.47
	Terumo Corp	69,100	2,717,432	0.51

			21,588,538	4.02

	INSURANCE AGENTS, BROKERS AND SERVICE		1,611,803	0.30

	INSURANCE CARRIERS
	Aioi Insurance Co Ltd	354,000	2,498,719	0.46
	AMP Ltd	388,299	3,095,677	0.58
	Zurich Financial Services AG.	23,687	6,376,148	1.19
	Other		2,408,981	0.45

			14,379,525	2.68

52 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	LUMBER AND WOOD PRODUCTS		$433,891	0.08%

	METAL MINING
	BHP Billiton Ltd	206,835	4,130,594	0.77
	MMC Norilsk Nickel (ADR)	39,434	6,230,572	1.16
	Other		4,921,657	0.91

			15,282,823	2.84

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,143,870	0.21

	MISCELLANEOUS RETAIL		554,871	0.10

	NONDEPOSITORY INSTITUTIONS
*	Collins Stewart plc	756,815	3,763,848	0.70
	Deutsche Postbank AG.	173,860	14,681,307	2.73
*	Tullett Prebon plc	756,815	9,631,895	1.79
	Other		785,851	0.15

			28,862,901	5.37

	OIL AND GAS EXTRACTION
	PetroChina Co Ltd (Class H)	2,231,634	3,161,694	0.59
	Other		3,594,035	0.67

			6,755,729	1.26

	PETROLEUM AND COAL PRODUCTS
	ENI S.p.A.	146,715	4,934,721	0.92
	Other		990,043	0.18

			5,924,764	1.10

	PRIMARY METAL INDUSTRIES		2,615,411	0.49

	RAILROAD TRANSPORTATION		1,549,851	0.29

	REAL ESTATE
	Mitsui Fudosan Co Ltd	97,000	2,367,842	0.44
	Other		4,025,666	0.75

			6,393,508	1.19

	SECURITY AND COMMODITY BROKERS		1,622,623	0.30

	SPECIAL TRADE CONTRACTORS		664,031	0.12

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd	57,471	5,268,372	0.98
	Other		4,385,767	0.82

			9,654,139	1.80

	TOBACCO PRODUCTS
	Japan Tobacco, Inc	612	2,957,019	0.55

			2,957,019	0.55

	TRANSPORTATION BY AIR		997,622	0.19

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 53

International Equity Fund |	Summary portfolio of investments December 31, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	TRANSPORTATION EQUIPMENT
*	Fiat S.p.A.	1,074,973	$20,547,303	3.82%
	Honda Motor Co Ltd	102,400	4,044,200	0.75
	Siemens AG	95,606	9,482,984	1.76
	Toyota Industries Corp	51,100	2,348,784	0.44
	Toyota Motor Corp	113,700	7,605,159	1.42
	Other		5,737,131	1.07

			49,765,561	9.26

	TRUCKING AND WAREHOUSING
	Deutsche Post AG.	938,526	28,296,395	5.26

			28,296,395	5.26

	WHOLESALE TRADE-DURABLE GOODS		1,260,002	0.23

	WHOLESALE TRADE-NONDURABLE GOODS		1,163,653	0.22

	TOTAL COMMON STOCKS	(Cost $441,974,940)	534,994,557	99.53

	TOTAL PORTFOLIO	(Cost $441,974,940)	534,994,557	99.53
	OTHER ASSETS & LIABILITIES, NET		2,535,229	0.47

	NET ASSETS		$537,529,786	100.00%

* Non-income producing

ABBREVIATION:
ADR - American Depositary Receipt.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

54 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary of market values by country December 31, 2006

	VALUE	% OF MARKET VALUE

DOMESTIC

UNITED STATES OF AMERICA	$15,785,590	2.95%

TOTAL DOMESTIC	15,785,590	2.95

FOREIGN

AUSTRALIA	23,408,181	4.38
BRAZIL	1,285,044	0.24
CANADA	291,420	0.05
FINLAND	29,796,520	5.57
FRANCE	72,321,420	13.52
GERMANY	105,643,836	19.75
HONG KONG	12,826,428	2.40
INDIA	4,880,561	0.91
INDONESIA	652,449	0.12
ITALY	25,482,024	4.76
JAPAN	112,399,611	21.01
KAZAKHSTAN	357,116	0.07
MALAYSIA	161,700	0.03
NETHERLANDS	4,000,830	0.75
NEW ZEALAND	1,005,232	0.19
RUSSIA	8,625,598	1.61
SINGAPORE	4,622,569	0.86
SOUTH AFRICA	250,920	0.05
SWEDEN	9,765,679	1.82
SWITZERLAND	53,749,415	10.05
UNITED KINGDOM	47,682,414	8.91

TOTAL FOREIGN	519,208,967	97.05

TOTAL PORTFOLIO	$534,994,557	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 55

Growth Equity Fund |	Summary portfolio of investments December 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES
*	J Crew Group, Inc	120,027	$4,627,041	0.89%

			4,627,041	0.89

	APPAREL AND OTHER TEXTILE PRODUCTS
	Polo Ralph Lauren Corp	71,059	5,518,442	1.06

			5,518,442	1.06

	BUSINESS SERVICES
*	Adobe Systems, Inc	259,643	10,676,520	2.06
*	Electronic Arts, Inc	157,169	7,915,031	1.52
*	Google, Inc (Class A)	36,036	16,593,857	3.20
	Microsoft Corp	430,377	12,851,057	2.48
*	Yahoo!, Inc	315,001	8,045,126	1.55
	Other		3,409,448	0.66

			59,491,039	11.47

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	179,155	8,726,640	1.68
*	Amgen, Inc	95,923	6,552,500	1.26
*	Genentech, Inc	82,831	6,720,079	1.30
*	Gilead Sciences, Inc	119,932	7,787,185	1.50
	Monsanto Co	202,797	10,652,926	2.05
	Procter & Gamble Co	187,710	12,064,122	2.33
	Roche Holding AG.	29,100	5,218,178	1.01
	Wyeth	176,101	8,967,063	1.73
	Other		2,356,308	0.45

			69,045,001	13.31

	COMMUNICATIONS
	America Movil S.A. de C.V. (Series L) (ADR)	100,517	4,545,379	0.88
	Other		8,856,372	1.71

			13,401,751	2.59

	EATING AND DRINKING PLACES
*	Starbucks Corp	202,240	7,163,341	1.38

			7,163,341	1.38

	ELECTRIC, GAS, AND SANITARY SERVICES		4,196,139	0.81

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	150,615	12,778,177	2.46
*	Cisco Systems, Inc	608,274	16,624,128	3.20
	Cooper Industries Ltd (Class A)	67,979	6,147,341	1.19
	Emerson Electric Co	205,591	9,064,507	1.75
	Motorola, Inc	323,821	6,657,760	1.28
	Qualcomm, Inc	367,246	13,878,226	2.68
	Other		18,230,280	3.51

			83,380,419	16.07

56 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund |	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	134,643	$7,746,012	1.49%
	Paychex, Inc	172,594	6,824,367	1.32
	Other		3,096,658	0.60

			17,667,037	3.41

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	199,826	12,499,116	2.41

			12,499,116	2.41

	FURNITURE AND HOME FURNISHINGS STORES		3,275,242	0.63

	GENERAL MERCHANDISE STORES
	Target Corp	165,559	9,445,141	1.82
	Other		733,200	0.14

			10,178,341	1.96

	HEALTH SERVICES		4,033,812	0.78

	HOLDING AND OTHER INVESTMENT OFFICES		2,520,841	0.49

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	120,899	7,556,188	1.46
	Other		2,721,048	0.52

			10,277,236	1.98

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Alstom RGPT	38,767	5,255,588	1.01
	Hewlett-Packard Co	134,465	5,538,613	1.07
	International Game Technology	184,073	8,504,173	1.64
	Other		6,373,379	1.23

			25,671,753	4.95

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	144,178	9,518,632	1.83
*	St. Jude Medical, Inc	142,827	5,221,755	1.01
*	Zimmer Holdings, Inc	95,474	7,483,252	1.44
	Other		2,936,736	0.57

			25,160,375	4.85

	INSURANCE CARRIERS
	American International Group, Inc	70,877	5,079,046	0.98
	Progressive Corp	214,965	5,206,452	1.00
	Other		3,887,798	0.75

			14,173,296	2.73

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	182,621	7,845,398	1.51

			7,845,398	1.51

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 57

Growth Equity Fund |	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	METAL MINING
	Anglo American plc	120,398	$5,872,211	1.13%

			5,872,211	1.13

	MISCELLANEOUS RETAIL
	Best Buy Co, Inc	135,143	6,647,684	1.28
	Other	159,749	4,265,298	0.82

			10,912,982	2.10

	MOTION PICTURES		1,298,422	0.25

	NONDEPOSITORY INSTITUTIONS
	American Express Co	188,042	11,408,508	2.20

			11,408,508	2.20

	OIL AND GAS EXTRACTION
	Schlumberger Ltd	95,080	6,005,253	1.16
	XTO Energy, Inc	163,488	7,692,110	1.48

			13,697,363	2.64

	PETROLEUM AND COAL PRODUCTS
*	Suncor Energy, Inc	61,032	4,816,035	0.93

			4,816,035	0.93

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	420,951	7,875,993	1.52
	Other		3,876,364	0.75

			11,752,357	2.27

	RAILROAD TRANSPORTATION		2,123,470	0.41

	SECURITY AND COMMODITY BROKERS
	Charles Schwab Corp	536,536	10,376,606	2.00
	Chicago Mercantile Exchange Holdings, Inc	13,792	7,030,472	1.35
	Goldman Sachs Group, Inc	38,308	7,636,700	1.47
	Other		7,398,830	1.43

			32,442,608	6.25

	TOBACCO PRODUCTS
	Altria Group, Inc	171,988	14,760,010	2.85

			14,760,010	2.85

	TRANSPORTATION EQUIPMENT
	Boeing Co	125,857	11,181,136	2.16
	United Technologies Corp	175,170	10,951,628	2.11
	Other		1,240,432	0.24

			23,373,196	4.51

	TRANSPORTATION SERVICES		2,331,057	0.45

58 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund |	Summary portfolio of investments December 31, 2006	concluded

		VALUE	% OF NET ASSETS

TOTAL TRUCKING AND WAREHOUSING		$3,014,946	0.58%

TOTAL WHOLESALE TRADE-DURABLE GOODS		889,795	0.17

TOTAL COMMON STOCKS	(Cost $459,908,456)	518,818,580	100.02

TOTAL PORTFOLIO	(Cost $459,908,456)	518,818,580	100.02
OTHER ASSETS & LIABILITIES, NET		(94,704)	(0.02)

NET ASSETS		$518,723,876	100.00%

* Non-income producing

ABBREVIATION:
ADR - American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 59

Growth & Income Fund |	Summary portfolio of investments December 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$6,906,737	1.26%

	APPAREL AND ACCESSORY STORES		4,730,198	0.86

	BUILDING MATERIALS AND GARDEN SUPPLIES		2,221,089	0.40

	BUSINESS SERVICES
*	Google, Inc (Class A)	11,421	5,259,142	0.96
	Microsoft Corp	402,001	12,003,750	2.19
	Other		10,787,401	1.96

			28,050,293	5.11

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	116,942	5,696,245	1.04
	Air Products & Chemicals, Inc	64,299	4,518,934	0.82
	Colgate-Palmolive Co	60,217	3,928,557	0.72
	Du Pont (E.I.) de Nemours & Co	108,023	5,261,800	0.96
*	Gilead Sciences, Inc	61,796	4,012,414	0.73
	Merck & Co, Inc	185,937	8,106,853	1.48
	Pfizer, Inc	172,663	4,471,972	0.81
	Procter & Gamble Co	167,449	10,761,947	1.96
	Wyeth	131,936	6,718,181	1.22
	Other		23,177,190	4.22

			76,654,093	13.96

	COAL MINING		3,448,029	0.63

	COMMUNICATIONS
	AT&T, Inc	196,744	7,033,598	1.28
	Verizon Communications, Inc	129,809	4,834,087	0.88
	Other		4,979,944	0.91

			16,847,629	3.07

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	180,041	9,612,389	1.75
	Citigroup, Inc	151,645	8,446,627	1.54
	JPMorgan Chase & Co	209,389	10,113,489	1.84
	Northern Trust Corp	78,623	4,771,630	0.87
	SunTrust Banks, Inc	78,121	6,597,318	1.20
	US Bancorp	212,746	7,699,278	1.40
	Wells Fargo & Co	137,735	4,897,857	0.89
	Other		2,332,554	0.43

			54,471,142	9.92

	EATING AND DRINKING PLACES
	McDonald’s Corp	89,220	3,955,123	0.72
	Other		1,477,668	0.27

			5,432,791	0.99

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	98,488	4,193,619	0.76
	Other		12,828,104	2.34

			17,021,723	3.10

60 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	78,410	$6,652,304	1.21%
*	Cisco Systems, Inc	465,411	12,719,683	2.31
	Emerson Electric Co	99,694	4,395,508	0.80
	Honeywell International, Inc	143,454	6,489,859	1.18
	Intel Corp	216,506	4,384,247	0.80
	Qualcomm, Inc	152,112	5,748,312	1.05
	Other		11,536,349	2.10

			51,926,262	9.45

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	110,734	6,926,412	1.26
	Other		6,772,045	1.23

			13,698,457	2.49

	GENERAL MERCHANDISE STORES		12,417,001	2.26

	HEALTH SERVICES		3,385,798	0.61

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	31,070	4,402,308	0.80
	Other		2,220,706	0.40

			6,623,014	1.20

	HOTELS AND OTHER LODGING PLACES		5,767,721	1.05

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Alstom RGPT	40,756	5,525,234	1.01
	General Electric Co	469,509	17,470,430	3.18
	Hewlett-Packard Co	249,742	10,286,873	1.87
	International Business Machines Corp	47,793	4,643,090	0.84
	Other		3,397,129	0.62

			41,322,756	7.52

	INSTRUMENTS AND RELATED PRODUCTS		4,758,956	0.87

	INSURANCE AGENTS, BROKERS AND SERVICE
	Hartford Financial Services Group, Inc	52,715	4,918,837	0.90

			4,918,837	0.90

	INSURANCE CARRIERS
	ACE Ltd	111,645	6,762,338	1.23
	American International Group, Inc	171,160	12,265,326	2.23
	Other		2,774,531	0.51

			21,802,195	3.97

	METAL MINING		4,999,103	0.91

	MISCELLANEOUS RETAIL
	Best Buy Co, Inc	78,335	3,853,299	0.70
	Other		1,587,412	0.29

			5,440,711	0.99

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 61

Growth & Income Fund |	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MOTION PICTURES
	News Corp (Class A)	271,542	$5,832,722	1.06%
	Walt Disney Co	157,577	5,400,164	0.98
	Other		5,069,113	0.93

			16,301,999	2.97

	NONDEPOSITORY INSTITUTIONS
	American Express Co	117,022	7,099,725	1.29
	Fannie Mae	91,003	5,404,668	0.98
	Other		3,476,618	0.64

			15,981,011	2.91

	OIL AND GAS EXTRACTION
*	Cameron International Corp	101,776	5,399,217	0.98
	Schlumberger Ltd	103,429	6,532,576	1.19

			11,931,793	2.17

	PETROLEUM AND COAL PRODUCTS
	Exxon Mobil Corp	288,087	22,076,107	4.02
	Other		16,844,657	3.07

			38,920,764	7.09

	PRINTING AND PUBLISHING		1,422,443	0.26

	REAL ESTATE		1,192,820	0.22

	SECURITY AND COMMODITY BROKERS
	Bear Stearns Cos, Inc	25,205	4,102,870	0.75
	Morgan Stanley	93,193	7,588,706	1.38
	Other		6,395,432	1.16

			18,087,008	3.29

	TOBACCO PRODUCTS
	Altria Group, Inc	249,471	21,409,601	3.90

			21,409,601	3.90

	TRANSPORTATION BY AIR		2,824,782	0.51

	TRANSPORTATION EQUIPMENT
	Boeing Co	85,046	7,555,481	1.38
	United Technologies Corp	102,203	6,389,732	1.16
	Other		9,171,837	1.67

			23,117,050	4.21

	TRUCKING AND WAREHOUSING		2,247,132	0.41

	WHOLESALE TRADE-NONDURABLE GOODS		1,982,246	0.36

	TOTAL COMMON STOCKS	(Cost $457,513,257)	548,263,184	99.82

62 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments December 31, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$1,019,450	0.19%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,019,864)	1,019,450	0.19

	TOTAL PORTFOLIO	(Cost $458,533,121)	549,282,634	100.01
	OTHER ASSETS & LIABILITIES, NET		(53,165)	(0.01)

	NET ASSETS		$549,229,469	100.00%

*	Non-income producing

+	Notes have a rate of 4.800% and mature on 01/02/07.

ABBREVIATION:
SPDR - Standard & Poor’s Depository Receipts

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 63

Equity Index Fund |	Summary portfolio of investments December 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$15,826	0.00	%**

	AGRICULTURAL PRODUCTION-LIVESTOCK		48,316	0.01

	AMUSEMENT AND RECREATION SERVICES		999,471	0.25

	APPAREL AND ACCESSORY STORES		2,811,961	0.71

	APPAREL AND OTHER TEXTILE PRODUCTS		771,973	0.19

	AUTO REPAIR, SERVICES AND PARKING		251,365	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		725,696	0.18

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	53,474	2,147,516	0.54
	Other		1,541,770	0.39

			3,689,286	0.93

	BUSINESS SERVICES
*	Google, Inc (Class A)	5,191	2,390,352	0.61
	Microsoft Corp	224,329	6,698,464	1.69
*	Oracle Corp	100,328	1,719,622	0.44
*	Other		16,855,591	4.26

			27,664,029	7.00

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	38,501	1,875,384	0.47
*	Amgen, Inc	29,709	2,029,422	0.51
	Merck & Co, Inc	55,042	2,399,831	0.61
	Pfizer, Inc	185,049	4,792,769	1.21
	Procter & Gamble Co	83,056	5,338,009	1.35
	Wyeth	33,949	1,728,683	0.44
	Other		17,874,261	4.52

			36,038,359	9.11

	COAL MINING		655,459	0.16

	COMMUNICATIONS
	AT&T, Inc	98,063	3,505,752	0.89
	BellSouth Corp	45,678	2,151,891	0.54
*	Comcast Corp (Class A)	49,101	2,078,445	0.53
	Verizon Communications, Inc	73,609	2,741,199	0.69
	Other		8,764,004	2.21

			19,241,291	4.86

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	115,107	6,145,563	1.55
	Citigroup, Inc	125,829	7,008,675	1.77
	JPMorgan Chase & Co	87,599	4,231,032	1.07
	US Bancorp	44,849	1,623,085	0.41
	Wachovia Corp	47,563	2,708,713	0.69
	Wells Fargo & Co	84,734	3,013,141	0.76
	Other		15,467,404	3.91

			40,197,613	10.16

64 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EATING AND DRINKING PLACES		$3,861,319	0.97%

	EDUCATIONAL SERVICES		459,623	0.12

	ELECTRIC, GAS, AND SANITARY SERVICES		16,440,309	4.16

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	21,556	1,828,811	0.46
*	Cisco Systems, Inc	154,090	4,211,280	1.07
	Intel Corp	147,170	2,980,193	0.75
	Qualcomm, Inc	42,270	1,597,383	0.40
	Other		13,356,628	3.38

			23,974,295	6.06

	ENGINEERING AND MANAGEMENT SERVICES		3,107,557	0.79

	ENVIRONMENTAL QUALITY AND HOUSING		5,637	0.00	**

	FABRICATED METAL PRODUCTS		1,562,068	0.40

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	51,407	2,480,388	0.63
	PepsiCo, Inc	41,659	2,605,770	0.66
	Other		5,815,576	1.47

			10,901,734	2.76

	FOOD STORES		940,466	0.24

	FORESTRY		520,177	0.13

	FURNITURE AND FIXTURES		1,212,065	0.31

	FURNITURE AND HOME FURNISHINGS STORES		761,234	0.19

	GENERAL BUILDING CONTRACTORS		1,407,171	0.36

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	62,171	2,871,057	0.73
	Other		3,771,618	0.95

			6,642,675	1.68

	HEALTH SERVICES		5,776,208	1.46

	HEAVY CONSTRUCTION, EXCEPT BUILDING		60,493	0.02

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 3000 Index Fund	30,900	2,535,036	0.64
	Other		10,629,850	2.69

			13,164,886	3.33

	HOTELS AND OTHER LODGING PLACES		2,296,061	0.58

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	19,064	1,485,658	0.37
*	Dell, Inc	58,415	1,465,632	0.37
d	General Electric Co	262,634	9,772,611	2.47
	Hewlett-Packard Co	70,658	2,910,403	0.74
	International Business Machines Corp	39,122	3,800,702	0.96
	Other		9,641,837	2.44

			29,076,843	7.35

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 65

Equity Index Fund |	Summary portfolio of investments December 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	74,636	$4,927,469	1.25%
Medtronic, Inc	30,462	1,630,022	0.41
Other		10,076,174	2.55

		16,633,665	4.21

INSURANCE AGENTS, BROKERS AND SERVICE		1,694,749	0.43

INSURANCE CARRIERS
American International Group, Inc	55,663	3,988,811	1.01
UnitedHealth Group, Inc	34,073	1,830,742	0.46
Other		12,330,862	3.12

		18,150,415	4.59

JUSTICE, PUBLIC ORDER AND SAFETY		92,709	0.02

LEATHER AND LEATHER PRODUCTS		570,123	0.14

LEGAL SERVICES		37,185	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		60,799	0.02

LUMBER AND WOOD PRODUCTS		130,467	0.03

METAL MINING		1,580,907	0.40

MISCELLANEOUS MANUFACTURING INDUSTRIES		895,084	0.23

MISCELLANEOUS RETAIL		4,826,544	1.22

MOTION PICTURES
Time Warner, Inc	100,628	2,191,678	0.55
Walt Disney Co	52,587	1,802,156	0.46
Other		2,141,288	0.54

		6,135,122	1.55

NONDEPOSITORY INSTITUTIONS
American Express Co	27,232	1,652,165	0.41
Fannie Mae	24,443	1,451,670	0.37
Other		4,069,276	1.03

		7,173,111	1.81

NONMETALLIC MINERALS, EXCEPT FUELS		310,362	0.08

OIL AND GAS EXTRACTION		6,659,852	1.68

PAPER AND ALLIED PRODUCTS		2,052,808	0.52

PERSONAL SERVICES		616,344	0.16

PETROLEUM AND COAL PRODUCTS
Chevron Corp	55,918	4,111,651	1.04
ConocoPhillips	41,709	3,000,963	0.76
Exxon Mobil Corp	152,786	11,707,991	2.96
Other		6,070,035	1.53

		24,890,640	6.29

PRIMARY METAL INDUSTRIES		3,494,239	0.88

PRINTING AND PUBLISHING		2,522,364	0.64

66 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments December 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

RAILROAD TRANSPORTATION		$2,348,460	0.59%

REAL ESTATE		483,008	0.12

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		690,858	0.18

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	9,648	1,923,329	0.49
Merrill Lynch & Co, Inc	23,284	2,167,740	0.55
Morgan Stanley	27,050	2,202,682	0.56
Other		6,303,963	1.59

		12,597,714	3.19

SOCIAL SERVICES		52,993	0.01

SPECIAL TRADE CONTRACTORS		210,462	0.05

STONE, CLAY, AND GLASS PRODUCTS		341,266	0.09

TEXTILE MILL PRODUCTS		20,414	0.01

TOBACCO PRODUCTS
Altria Group, Inc	52,706	4,523,229	1.15
Other		720,942	0.18

		5,244,171	1.33

TRANSPORTATION BY AIR		1,898,156	0.48

TRANSPORTATION EQUIPMENT
Boeing Co	20,139	1,789,149	0.45
United Technologies Corp	25,494	1,593,885	0.40
Other		6,693,795	1.70

		10,076,829	2.55

TRANSPORTATION SERVICES		742,123	0.19

TRUCKING AND WAREHOUSING		1,622,068	0.41

WATER TRANSPORTATION		238,244	0.06

WHOLESALE TRADE-DURABLE GOODS		1,508,267	0.38

WHOLESALE TRADE-NONDURABLE GOODS		3,241,292	0.82

TOTAL COMMON STOCKS (Cost $293,518,082)		395,125,280	99.90

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 67

Equity Index Fund |	Summary portfolio of investments December 31, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS
+,d	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$139,925	0.04%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $139,981)	139,925	0.04

	TOTAL PORTFOLIO	(Cost $293,658,063)	395,265,205	99.94
	OTHER ASSETS & LIABILITIES, NET		245,541	0.06

	NET ASSETS		$395,510,746	100.00%

*	Non-income producing

**	Percentage represents less that 0.01%

+	Notes have a rate of 4.800% and mature on 01/02/07.

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $157,413.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

68 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments December 31, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$351	0.00	%**

	AMUSEMENT AND RECREATION SERVICES		104,543	0.06

	APPAREL AND ACCESSORY STORES		1,417,432	0.86

	APPAREL AND OTHER TEXTILE PRODUCTS		183,578	0.11

	AUTO REPAIR, SERVICES AND PARKING		36,530	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		84,425	0.05

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot	32,484	1,304,557	0.79
	Lowe’s Cos, Inc	22,800	710,220	0.43
	Other		30,570	0.02

			2,045,347	1.24

	BUSINESS SERVICES
	Automatic Data Processing, Inc	15,483	762,538	0.46
*	Google, Inc (Class A)	2,553	1,175,605	0.72
	Microsoft Corp	114,821	3,428,555	2.08
	Other		5,496,339	3.33

			10,863,037	6.59

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	25,277	1,231,243	0.74
*	Amgen, Inc	18,391	1,256,289	0.76
	Bristol-Myers Squibb Co	30,664	807,076	0.49
	Merck & Co, Inc	38,848	1,693,773	1.03
	Procter & Gamble Co	48,257	3,101,477	1.88
	Other		7,802,167	4.73

			15,892,025	9.63

	COMMUNICATIONS
	AT&T, Inc	57,668	2,061,631	1.25
	BellSouth Corp	27,232	1,282,900	0.78
	Sprint Nextel Corp	37,789	713,834	0.44
	Verizon Communications, Inc	46,176	1,719,594	1.04
	Other		2,795,169	1.69

			8,573,128	5.20

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	59,586	3,181,297	1.93
	Regions Financial Corp	20,226	756,452	0.46
	SunTrust Banks, Inc	9,054	764,610	0.46
	US Bancorp	40,458	1,464,175	0.89
	Wachovia Corp	36,042	2,052,592	1.24
	Washington Mutual, Inc	23,057	1,048,863	0.64
	Wells Fargo & Co	57,098	2,030,405	1.23
	Other		5,746,184	3.48

			17,044,578	10.33

	EATING AND DRINKING PLACES
	McDonald’s Corp	30,463	1,350,425	0.82
	Other		933,830	0.57

			2,284,255	1.39

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 69

Social Choice Equity Fund |	Summary portfolio of investments December 31, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES		$9,606,797	5.82%

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	10,479	889,038	0.54
*	Cisco Systems, Inc	76,463	2,089,734	1.27
	Emerson Electric Co	27,156	1,197,308	0.73
	Intel Corp	77,657	1,572,554	0.95
	Motorola, Inc	36,247	745,238	0.45
	Qualcomm, Inc	24,073	909,719	0.55
	Other		3,216,528	1.95

			10,620,119	6.44

	ENGINEERING AND MANAGEMENT SERVICES		1,287,097	0.78

	FABRICATED METAL PRODUCTS		1,107,968	0.67

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	29,074	1,818,579	1.10
	Other		2,469,942	1.50

			4,288,521	2.60

	FOOD STORES		462,012	0.28

	FORESTRY		135,153	0.08

	FURNITURE AND FIXTURES		944,675	0.57

	FURNITURE AND HOME FURNISHINGS STORES		162,261	0.10

	GENERAL BUILDING CONTRACTORS		867,604	0.53

	GENERAL MERCHANDISE STORES
	Target Corp	14,778	843,085	0.51
	Other		1,205,322	0.73

			2,048,407	1.24

	HEALTH SERVICES
*	WellPoint, Inc	12,419	977,251	0.60
	Other		1,404,578	0.85

			2,381,829	1.45

	HOLDING AND OTHER INVESTMENT OFFICES		4,847,949	2.94

	HOTELS AND OTHER LODGING PLACES		451,037	0.27

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	19,266	1,501,399	0.91
*	Dell, Inc	31,801	797,887	0.49
	Hewlett-Packard Co	39,947	1,645,417	1.00
	International Business Machines Corp	26,031	2,528,912	1.53
	Other		3,862,158	2.34

			10,335,773	6.27

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	51,822	3,421,288	2.08
	Medtronic, Inc	19,176	1,026,108	0.62
	Other		4,026,574	2.44

			8,473,970	5.14

70 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments December 31, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE AGENTS, BROKERS AND SERVICE
Hartford Financial Services Group, Inc	7,996	$746,107	0.45%
Other		95,096	0.06

		841,203	0.51

INSURANCE CARRIERS
Prudential Financial, Inc	13,359	1,147,004	0.70
St. Paul Travelers Cos, Inc	17,554	942,474	0.57
Other		5,450,140	3.30

		7,539,618	4.57

LEATHER AND LEATHER PRODUCTS		281,790	0.17

LUMBER AND WOOD PRODUCTS		23,055	0.01

METAL MINING		156,549	0.10

MISCELLANEOUS MANUFACTURING INDUSTRIES		291,435	0.18

MISCELLANEOUS RETAIL		2,094,433	1.27

MOTION PICTURES
Time Warner, Inc	80,862	1,761,174	1.07
Walt Disney Co	41,546	1,423,781	0.86
Other		94,963	0.06

		3,279,918	1.99

NONDEPOSITORY INSTITUTIONS
American Express Co	23,853	1,447,162	0.88
Freddie Mac	17,580	1,193,682	0.72
Other		2,516,556	1.53

		5,157,400	3.13

NONMETALLIC MINERALS, EXCEPT FUELS		317,561	0.19

OIL AND GAS EXTRACTION
Anadarko Petroleum Corp	16,522	719,037	0.44
Other		4,539,853	2.75

		5,258,890	3.19

PAPER AND ALLIED PRODUCTS		1,376,179	0.83

PERSONAL SERVICES		15,759	0.01

PETROLEUM AND COAL PRODUCTS
Apache Corp	11,234	747,173	0.46
Devon Energy Corp	13,034	874,321	0.53
Other		2,912,740	1.76

		4,534,234	2.75

PRIMARY METAL INDUSTRIES		2,057,977	1.25

PRINTING AND PUBLISHING		1,403,656	0.85

RAILROAD TRANSPORTATION		1,001,048	0.61

REAL ESTATE		121,799	0.07

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		136,808	0.08

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 71

Social Choice Equity Fund |	Summary portfolio of investments December 31, 2006	concluded

	COMPANY	SHARES	VALUE	ASSETS % OF NET

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	6,636	$1,322,887	0.80%
	Merrill Lynch & Co, Inc	18,286	1,702,427	1.03
	Other		2,538,289	1.54

			5,563,603	3.37

	SOCIAL SERVICES		38,304	0.02

	SPECIAL TRADE CONTRACTORS		87,774	0.05

	STONE, CLAY, AND GLASS PRODUCTS		96,932	0.06

	TRANSPORTATION BY AIR		1,194,341	0.72

	TRANSPORTATION EQUIPMENT		1,599,492	0.97

	TRANSPORTATION SERVICES		185,850	0.11

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	13,857	1,038,998	0.63

			1,038,998	0.63

	WATER TRANSPORTATION		65,286	0.04

	WHOLESALE TRADE-DURABLE GOODS		866,694	0.53

	WHOLESALE TRADE-NONDURABLE GOODS		1,671,270	1.01

	TOTAL COMMON STOCKS	(Cost $139,686,412)	164,848,257	99.93

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES NOTES		159,914	0.10

	TOTAL SHORT-TERM INVESTMENTS	(Cost $159,979)	159,914	0.10

	TOTAL PORTFOLIO	(Cost $139,846,391)	165,008,171	100.03
	OTHER ASSETS & LIABILITIES, NET		(51,907)	(0.03)

	NET ASSETS		$164,956,264	100.00%

*	Non-income producing

**	Percentage represents less that 0.01%

+	Notes have a rate of 4.800% and mature on 01/02/07.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

72 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Managed Allocation Fund |	Portfolio of investments December 31, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

TIAA-CREF FUNDS
TIAA-CREF Bond Plus Fund	20,594,507	$207,180,742	36.44%
TIAA-CREF Growth Equity Fund	11,873,847	119,569,644	21.03
TIAA-CREF High-Yield Bond Fund	1,546,036	14,254,456	2.51
TIAA-CREF Institutional Large-Cap Value Fund - Retail Class	7,627,322	119,291,312	20.98
TIAA-CREF Institutional Real Estate Securities Fund - Retail Class	24,105	380,619	0.07
TIAA-CREF Institutional Small-Cap Equity Fund - Retail Class	1,414,472	21,683,855	3.81
TIAA-CREF International Equity Fund	5,574,287	78,040,016	13.72
TIAA-CREF Money Market Fund	133,050	133,050	0.02
TIAA-CREF Short-Term Bond Fund	811,389	8,357,304	1.47

TOTAL TIAA-CREF FUNDS	(Cost $534,269,362)	568,890,998	100.05

TOTAL PORTFOLIO	(Cost $534,269,362)	568,890,998	100.05
OTHER ASSETS & LIABILITIES, NET		(276,042)	(0.05)

NET ASSETS		$568,614,956	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 73

High-Yield Bond Fund |	Summary portfolio of investments December 31, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	CORPORATE BONDS

	AGRICULTURAL PRODUCTION-CROPS				$702,581	0.24%

	AGRICULTURAL PRODUCTION-LIVESTOCK				752,400	0.26

	AGRICULTURAL SERVICES				1,030,000	0.36

	AMUSEMENT AND RECREATION SERVICES
g	Pokagon Gaming Authority	10.375%, 06/15/14	B3	$1,950,000	2,135,250	0.74
	Speedway Motorsports, Inc	6.750%, 06/01/13	Ba2	2,000,000	2,000,000	0.70
	Other				3,093,937	1.07

					7,229,187	2.51

	APPAREL AND OTHER TEXTILE PRODUCTS				1,697,500	0.59

	AUTO REPAIR, SERVICES AND PARKING
d	Keystone Automotive Operations, Inc	9.750%, 11/01/13	Caa1	3,446,000	3,411,540	1.18
	Other				2,319,425	0.81

					5,730,965	1.99

	AUTOMOTIVE DEALERS AND SERVICE STATIONS				2,814,200	0.98

	BUSINESS SERVICES
	Advanstar Communications, Inc	10.750%, 08/15/10	B1	1,750,000	1,883,437	0.65
	Iron Mountain, Inc	8.625%, 04/01/13	B3	2,500,000	2,581,250	0.90
	Other				9,246,752	3.21

					13,711,439	4.76

	CHEMICALS AND ALLIED PRODUCTS
	BCP Crystal US Holdings Corp	9.625%, 06/15/14	B3	2,125,000	2,348,125	0.82
g	Ineos Group Holdings plc	8.500%, 02/15/16	B2	2,160,000	2,062,800	0.72
g	Nell AF SARL	8.375%, 08/15/15	B2	2,500,000	2,568,750	0.89
g	Reichhold Industries, Inc	9.000%, 08/15/14	B2	2,732,000	2,677,360	0.93
	Other				7,291,299	2.53

					16,948,334	5.89

	COAL MINING
g	Griffin Coal Mining Co Pty Ltd	9.500%, 12/01/16	Ba2	2,720,000	2,801,600	0.97
	Other				1,501,250	0.52

					4,302,850	1.49

	COMMUNICATIONS
	Allbritton Communications Co	7.750%, 12/15/12	B1	2,902,000	2,931,020	1.02
d	American Cellular Corp	10.000%, 08/01/11	B3	3,250,000	3,436,875	1.20
	Citizens Communications Co	9.000%, 08/15/31	Ba2	2,026,000	2,198,210	0.76
g	Intelsat Bermuda Ltd	11.250%, 06/15/16	Caa1	3,210,000	3,522,975	1.22
d	Qwest Communications International, Inc	7.250%, 02/15/11	Ba3	3,980,000	4,069,550	1.41
	Qwest Corp	7.250–8.875%, 03/15/12–10/15/35	Ba1	3,200,000	3,387,750	1.18
	Other				14,053,689	4.88

					33,600,069	11.67

74 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Bond Fund |	Summary portfolio of investments December 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	AES Corp 7.750–9.375%, 09/15/10–05/15/15		B1-Ba3	$2,750,000	$2,944,375	1.02%
	Allied Waste North America, Inc	7.875%, 04/15/13	B2	2,000,000	2,062,500	0.72
	Edison Mission Energy	7.500%, 06/15/13	B1	2,175,000	2,272,875	0.79
g	El Paso Performance-Linked Trust	7.750%, 07/15/11	B2	2,840,000	3,003,300	1.04
	Midwest Generation LLC	8.300%, 07/02/09	Ba2	2,479,385	2,550,668	0.89
	Mirant North America LLC	7.375%, 12/31/13	B2	2,690,000	2,730,350	0.95
	NRG Energy, Inc	7.375%, 02/01/16	B1	2,000,000	2,010,000	0.70
	Sierra Pacific Resources	8.625%, 03/15/14	B1	2,000,000	2,147,318	0.74
	Other				14,877,971	5.17

					34,599,357	12.02

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
g,o	Freescale Semiconductor, Inc	9.125%, 12/15/14	B1	2,565,000	2,548,969	0.89
	L-3 Communications Corp	7.625%, 06/15/12	Ba3	1,905,000	1,971,675	0.68
	Other				2,048,400	0.71

					6,569,044	2.28

	FABRICATED METAL PRODUCTS				2,307,500	0.80

	FOOD AND KINDRED PRODUCTS				2,473,202	0.86

	FOOD STORES
d	Stater Brothers Holdings	8.125%, 06/15/12	B1	2,983,000	3,027,745	1.05

					3,027,745	1.05

	FURNITURE AND HOME FURNISHINGS STORES
	GSC Holdings Corp	8.000%, 10/01/12	B1	2,300,000	2,403,500	0.83

					2,403,500	0.83

	GENERAL BUILDING CONTRACTORS				3,057,350	1.06

	HEALTH SERVICES
g	HCA, Inc	9.125%, 11/15/14	B2	2,720,000	2,907,000	1.01
	Other				3,143,750	1.09

					6,050,750	2.10

	HOLDING AND OTHER INVESTMENT OFFICES
	Sungard Data Systems, Inc	9.125%, 08/15/13	Caa1	2,000,000	2,100,000	0.73
	Sungard Data Systems, Inc	10.250%, 08/15/15	Caa1	2,690,000	2,871,575	1.00

					4,971,575	1.73

	HOTELS AND OTHER LODGING PLACES
d	MGM Mirage	6.750%, 09/01/12	Ba2	2,750,000	2,708,750	0.94
	Other				1,751,250	0.61

					4,460,000	1.55

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Case New Holland, Inc	9.250%, 08/01/11	Ba3	2,000,000	2,117,500	0.74
	Other				1,466,250	0.50

					3,583,750	1.24

	INSTRUMENTS AND RELATED PRODUCTS				1,267,362	0.44

	JUSTICE, PUBLIC ORDER AND SAFETY				1,486,875	0.52

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 75

High-Yield Bond Fund |	Summary portfolio of investments December 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	LEGAL SERVICES
g	FTI Consulting, Inc	7.750%, 10/01/16	Ba2	$2,177,000	$2,258,638	0.78%

					2,258,638	0.78

	MISCELLANEOUS RETAIL				7,434,404	2.58

	NONDEPOSITORY INSTITUTIONS
	Ford Motor Credit Co 5.700–9.875%, 01/15/10–10/01/13		B1	5,490,000	5,504,675	1.91
	General Motors Acceptance
	Corp 5.625–8.000%, 05/15/09–11/01/31		Ba1	4,645,000	4,861,618	1.69
	Other				1,742,388	0.61

					12,108,681	4.21

	OIL AND GAS EXTRACTION
	Chesapeake Energy Corp	7.750%, 01/15/15	Ba2	2,000,000	2,082,500	0.72
	Chesapeake Energy Corp	6.875%, 11/15/20	Ba2	3,000,000	2,947,500	1.03
g	Sabine Pass LNG LP	7.250%, 11/30/13	Ba3	2,700,000	2,683,125	0.93
	Other				11,566,337	4.02

					19,279,462	6.70

	PAPER AND ALLIED PRODUCTS
	Abitibi-Consolidated, Inc	8.550%, 08/01/10	B2	3,331,000	3,164,450	1.10
	Cenveo Corp	7.875%, 12/01/13	B3	3,355,000	3,220,800	1.12
	Graphic Packaging International Corp	9.500%, 08/15/13	B3	1,718,000	1,812,490	0.63
	Greif, Inc	8.875%, 08/01/12	Ba3	2,005,000	2,105,250	0.73
	Other				7,907,781	2.75

					18,210,771	6.33

	PERSONAL SERVICES
	Mac-Gray Corp	7.625%, 08/15/15	B2	1,900,000	1,928,500	0.67

					1,928,500	0.67

	PETROLEUM AND COAL PRODUCTS
	Lyondell Chemical Co	8.000%, 09/15/14	B1	2,100,000	2,178,750	0.76
	Other				2,277,700	0.79

					4,456,450	1.55

	PRIMARY METAL INDUSTRIES
g	Novelis, Inc	8.250%, 02/15/15	B2	3,050,000	2,950,875	1.02
	Other				1,000,000	0.35

					3,950,875	1.37

	PRINTING AND PUBLISHING
g	Idearc, Inc	8.000%, 11/15/16	B2	3,000,000	3,045,000	1.06
d	Morris Publishing Group LLC	7.000%, 08/01/13	B1	3,580,000	3,392,050	1.18
d	RH Donnelley Corp	8.875%, 01/15/16	B3	3,060,000	3,213,000	1.11
	Other				6,252,563	2.17

					15,902,613	5.52

	SECURITY AND COMMODITY BROKERS				832,000	0.29

	SOCIAL SERVICES				1,780,950	0.62

	STONE, CLAY, AND GLASS PRODUCTS				2,836,875	0.99

76 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Bond Fund |	Summary portfolio of investments December 31, 2006	concluded

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	TRANSPORTATION EQUIPMENT				$6,979,775	2.42%

	TRANSPORTATION SERVICES
	United Rentals North America, Inc	6.500%, 02/15/12	B1	$1,850,000	1,826,875	0.63

					1,826,875	0.63

	WATER TRANSPORTATION
	Gulfmark Offshore, Inc	7.750%, 07/15/14	B1	2,500,000	2,550,000	0.89

					2,550,000	0.89

	WHOLESALE TRADE-DURABLE GOODS
g	Baker & Taylor, Inc	11.500%, 07/01/13	B2	2,770,000	2,842,713	0.99
g,i,o	CDRV Investors, Inc	9.860%, 12/01/11	Caa1	1,892,000	1,844,700	0.64
	Ryerson, Inc	8.250%, 12/15/11	B3	3,250,000	3,225,625	1.12
	Other				3,594,569	1.25

					11,507,607	4.00

	WHOLESALE TRADE-NONDURABLE GOODS				1,355,512	0.47

	TOTAL CORPORATE BONDS		(Cost $274,877,713)		279,977,523	97.24

	WARRANTS

	AUTOMOTIVE DEALERS AND SERVICE STATIONS				102,000	0.03

	HOLDING AND OTHER INVESTMENT OFFICES				15	0.00	*

	PAPER AND ALLIED PRODUCTS				3	0.00	*

	TOTAL WARRANTS		(Cost $162,890)		102,018	0.03

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES				259,860	0.09

	TOTAL SHORT-TERM INVESTMENTS		(Cost $259,965)		259,860	0.09

	TOTAL PORTFOLIO		(Cost $275,300,568)		280,339,401	97.36
	OTHER ASSETS & LIABILITIES, NET				7,592,721	2.64

		NET ASSETS			$287,932,122	100.00%

†	As provided by Moody’s Investors Service (unaudited)

+	Notes have a rate of 4.800% and mature on 01/02/07.

*	Represents less than 0.01%

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At December 31, 2006, the value of these securities amounted to $39,853,055 or 13.84% of net assets.

i	Floating rate or variable rate securities reflects rate at December 31, 2006.

o	Payment-in-kind security.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 77

Short-Term Bond Fund |	Summary portfolio of investments December 31, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	BONDS
	CORPORATE BONDS
	ASSET BACKED
i	Centex Home Equity Series 2004-D
	(Class MF2)	5.560%, 09/25/34	A2	$1,500,000	$1,461,989	0.77%
	CIT Equipment Collateral Series 2005-VT1
	(Class A4)	4.360%, 11/20/12	Aaa	1,320,000	1,305,163	0.68
i	Citicorp Mortgage Securities, Inc
	Series 2006-1 (Class A3)	5.706%, 07/25/36	Aaa	2,500,000	2,504,270	1.31
	GMAC Mortgage Corporation Loan Trust
	2006-HLTV A3	5.590%, 03/01/30	Aaa	2,000,000	1,999,216	1.05
	GMAC Mortgage Corporation Loan Trust
	2006-HLTV A4	5.810%, 03/01/36	Aaa	2,000,000	2,005,582	1.05
	Marriott Vacation Club Owner Trust Series
	2006-1A (Class A)	5.737%, 04/20/28	Aaa	1,914,756	1,937,553	1.01
	Residential Funding Mortgage Securities II, Inc
	Series 2006-H12 (Class A3)	5.790%, 02/25/36	Aaa	3,000,000	3,012,126	1.58
i	Residential Funding Mortgage Securities II, Inc
	Series 2006-HI1 (Class A3)	5.570%, 02/25/36	Aaa	2,000,000	1,998,058	1.05
	Residential Funding Mortgage Securities II, Inc
	Series 2006-HI3 (Class A2)	5.950%, 02/25/36	Aaa	1,000,000	1,003,672	0.52
	Residential Funding Mortgage Securities II, Inc
	Series 2006-HI3 (Class A3)	5.960%, 02/25/36	Aaa	1,300,000	1,310,013	0.69
g,v	Sierra Receivables Funding Co Series
	2006-1A (Class A1)	5.840%, 05/20/18	Aaa	1,473,238	1,485,681	0.78
	Other				5,648,544	2.96

					25,671,867	13.45

	CHEMICALS AND ALLIED PRODUCTS				1,470,219	0.77

	COMMUNICATIONS				1,197,221	0.63

	DEPOSITORY INSTITUTIONS
	Bank One NA	3.700%, 01/15/08	Aa2	1,000,000	984,015	0.51
	Citigroup, Inc	5.125%, 02/14/11	Aa1	3,000,000	2,992,468	1.57
	Wells Fargo & Co	4.875%, 01/12/11	Aa1	1,750,000	1,731,285	0.91
	Wells Fargo Bank NA	6.450%, 02/01/11	Aa1	1,000,000	1,044,212	0.55
	Other				5,200,605	2.72

					11,952,585	6.26

	EATING AND DRINKING PLACES				502,964	0.26

	ELECTRIC, GAS, AND SANITARY SERVICES
	Duke Energy Corp	3.750%, 03/05/08	A2	2,000,000	1,962,047	1.03
	Ohio Power Co	5.300%, 11/01/10	A3	1,000,000	996,371	0.52
	Tampa Electric Co	5.375%, 08/15/07	Baa2	1,000,000	999,053	0.52
	Other				2,226,009	1.17

					6,183,480	3.24

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				1,244,787	0.65

78 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund |	Summary portfolio of investments December 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	5.750%, 03/01/09	Aa3	$1,000,000	$1,009,870	0.53%
	Other				491,475	0.26

					1,501,345	0.79

	FOOD AND KINDRED PRODUCTS
	General Mills, Inc	5.125%, 02/15/07	Baa1	1,000,000	999,294	0.52
	Other				1,864,834	0.98

					2,864,128	1.50

	FOOD STORES				999,364	0.52

	FURNITURE AND FIXTURES				496,359	0.26

	GENERAL BUILDING CONTRACTORS				551,698	0.29

	GENERAL MERCHANDISE STORES
	May Department Stores Co	3.950%, 07/15/07	Baa1	1,000,000	990,275	0.52
	Other				1,471,038	0.77

					2,461,313	1.29

	HOLDING AND OTHER INVESTMENT OFFICES				502,973	0.26

	INSURANCE CARRIERS				1,235,931	0.65

	MOTION PICTURES				253,963	0.13

	NONDEPOSITORY INSTITUTIONS
g	American Honda Finance Corp	5.125%, 12/15/10	A1	1,000,000	995,294	0.52
	HSBC Finance Corp	5.250%, 01/14/11	Aa3	1,000,000	999,911	0.52
	HSBC Finance Corp	5.700%, 06/01/11	Aa3	1,500,000	1,525,527	0.80
g,i	USB Realty Corp	6.091%, 12/30/49	A1	1,100,000	1,100,616	0.58
	Western Financial Bank	9.625%, 05/15/12	Aa3	900,000	989,667	0.52
	Other				6,163,402	3.23

					11,774,417	6.17

	OIL AND GAS EXTRACTION				935,214	0.49

	OTHER MORTGAGE BACKED SECURITIES
	LB-UBS Commercial Mortgage Trust
	Series 2005-C3 (Class A2)	4.553%, 07/15/30	Aaa	2,000,000	1,961,258	1.03
	Morgan Stanley Capital I Series
	2005-HQ5 (Class A2)	4.809%, 01/14/42	NR	1,000,000	988,512	0.52
	Other				1,855,295	0.97

					4,805,065	2.52

	PIPELINES, EXCEPT NATURAL GAS
	Enterprise Products Operating LP	.4.000%, 10/15/07	Baa3	1,000,000	987,767	0.52
	Other				2,200,057	1.15

					3,187,824	1.67

	PRINTING AND PUBLISHING				962,596	0.50

	RAILROAD TRANSPORTATION				587,874	0.31

	SECURITY AND COMMODITY BROKERS				3,726,478	1.95

	TRANSPORTATION BY AIR				200,140	0.11

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 79

Short-Term Bond Fund |	Summary portfolio of investments December 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	TRANSPORTATION EQUIPMENT				$1,972,496	1.03%

	TOTAL CORPORATE BONDS		(Cost $87,770,900)		87,242,301	45.70

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank (FFCB)	5.375%, 07/18/11	Aaa	4,000,000	4,068,404	2.13
	Federal Home Loan Bank (FHLB)	5.375%, 08/19/11	Aaa	2,000,000	2,034,100	1.06
	Federal Home Loan Mortgage Corp (FHLMC)	4.375%, 11/16/07	Aaa	2,750,000	2,729,826	1.43
	FHLMC	4.750%, 11/03/09	Aaa	3,700,000	3,682,056	1.93
	FHLMC	7.000%, 03/15/10	Aaa	5,200,000	5,512,761	2.89
	Federal National Mortgage Association (FNMA)	5.000%, 09/15/08	Aaa	2,000,000	1,998,872	1.05
d	FNMA	5.375%, 08/15/09	Aaa	3,000,000	3,032,775	1.59
	FNMA	4.625%, 12/15/09	Aaa	1,000,000	991,757	0.52
	FNMA	7.125%, 06/15/10	Aaa	8,900,000	9,510,696	4.98
	FNMA	6.250%, 02/01/11	Aa2	3,500,000	3,649,773	1.91
	Private Export Funding Corp	4.900%, 12/15/11	Aaa	5,000,000	4,982,350	2.61
	Other				2,712,584	1.42

					44,905,954	23.52

	FOREIGN GOVERNMENT BONDS
	International Finance Corp	5.125%, 05/02/11	Aaa	1,000,000	1,008,060	0.53
	Kreditanstalt fuer Wiederaufbau	5.250%, 05/19/09	Aaa	1,250,000	1,257,765	0.66
	Other				3,157,636	1.65

					5,423,461	2.84

	MORTGAGE BACKED SECURITIES
	Federal National Mortgage Association
	(FNMA) 5.000–6.366%, 02/01/08–02/23/35			2,061,256	2,052,169	1.08
	Other				2,593,986	1.36

					4,646,155	2.44

	MUNICIPAL BONDS
	Grand Prairie Sports Facilities	7.130%, 09/15/18	Aaa	1,000,000	1,013,010	0.53

					1,013,010	0.53

	U.S. TREASURY SECURITIES
	United States Treasury Note	4.375%, 12/31/07		9,950,000	9,888,210	5.18
	United States Treasury Note	4.875%, 10/31/08		4,000,000	4,002,280	2.10
	United States Treasury Note	4.875%, 05/15/09		5,000,000	5,011,550	2.62
	United States Treasury Note	4.625%, 11/15/09		1,000,000	996,950	0.52
	United States Treasury Note	4.500%, 09/30/11		13,160,000	13,045,772	6.83
	United States Treasury Note	4.625%, 10/31/11		6,600,000	6,577,230	3.45
	Other				1,563,052	0.82

					41,085,044	21.52

	TOTAL GOVERNMENT BONDS		(Cost $97,545,861)		97,073,624	50.85

	TOTAL BONDS		(Cost $185,316,761)		184,315,925	96.55

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	4.800%, 01/02/07		3,870,000	3,867,915	2.03

	TOTAL SHORT-TERM INVESTMENTS		(Cost $3,869,484)		3,867,915	2.03

80 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund |	Summary portfolio of investments December 31, 2006	concluded

		VALUE	% OF NET ASSETS

TOTAL PORTFOLIO	(Cost $189,186,245)	$188,183,840	98.58%
OTHER ASSETS & LIABILITIES, NET		2,713,478	1.42

NET ASSETS		$190,897,318	100.00%

†	As provided by Moody’s Investor Service (unaudited)

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At December 31, 2006, the value of these securities amounted to $3,581,591 or 1.88% of net assets.

i	Floating rate or variable rate securities reflects the rate at December 31, 2006.

v	Security valued at fair value.

ABBREVIATION:
NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 81

Tax-Exempt Bond Fund |	Summary portfolio of investments December 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	LONG-TERM MUNICIPAL BONDS

	ALABAMA
	Courtland IDB, International Paper Project, Series 2003A	5.000%, 11/01/13	Baa3	$2,300,000	$2,412,240	1.23%
	Other				445,465	0.23

					2,857,705	1.46

	ARIZONA
	Arizona Water Infrastructure Finance Authority,
	Water Quality	5.000%, 10/01/16	Aaa	1,535,000	1,686,336	0.86
	Greater Arizona Development Authority	5.000%, 08/01/14	Aaa	2,045,000	2,217,762	1.13
	Other				3,339,262	1.71

					7,243,360	3.70

	ARKANSAS
	Arkansas Development Finance Authority,
	Waste Water Revenue, Series 2001-A	5.500%, 12/01/18	NR	1,600,000	1,822,288	0.93
	Other				4,203,453	2.15

					6,025,741	3.08

	CALIFORNIA
d	California State Department of
	Water Resources	5.500%, 05/01/12	A1	1,485,000	1,613,037	0.83
	Other				46,034	0.02

					1,659,071	0.85

	CONNECTICUT				1,495,452	0.76

	DISTRICT OF COLUMBIA				323,442	0.17

	FLORIDA
	Broward County School Board, COP	5.250%, 07/01/16	Aaa	1,885,000	2,078,967	1.06
	Broward County School Board, COP	5.250%, 07/01/15	Aaa	1,500,000	1,645,185	0.84
*	First Florida Governmental Financing Commission, Series 2001B	5.500%, 07/01/15	Aaa	1,600,000	1,792,144	0.92
	Lake County School Board, COP	5.250%, 06/01/17	Aaa	2,000,000	2,225,480	1.14
	Lake County School Board, COP	5.250%, 06/01/18	Aaa	1,925,000	2,145,490	1.10
	Other				1,873,446	0.96

					11,760,712	6.02

	GEORGIA				2,265,276	1.16

	ILLINOIS				6,681,525	3.42

	INDIANA
	New Albany Floyd County School Building Corp, 1st Mtge	5.000%, 07/15/15	NR	2,000,000	2,174,960	1.11
	South Madison Elementary School Building Corp, 1st Mtge	5.000%, 07/15/15	Aaa	2,000,000	2,144,480	1.10
	Other				6,499,757	3.32

					10,819,197	5.53

82 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Tax-Exempt Bond Fund |	Summary portfolio of investments December 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	KENTUCKY
a	Kentucky Turnpike Authority, Toll Revenue, ETM 6.000%, 07/01/11		Aaa	$1,775,000	$1,869,288	0.96%

					1,869,288	0.96

	LOUISIANA
	Desoto Parish, Pollution Control Revenue, International Paper, Series 2002A	5.000%, 10/01/12	Baa3	2,235,000	2,329,876	1.19
	Other				815,177	0.42

					3,145,053	1.61

	MARYLAND
	Maryland State GO	5.500%, 08/01/12	Aaa	1,550,000	1,698,335	0.87
	Other				1,408,205	0.72

					3,106,540	1.59

	MASSACHUSETTS
	Massachusetts St Water Pollution
	Abatement	5.000%, 08/01/16	Aaa	2,000,000	2,191,080	1.12

					2,191,080	1.12

	MICHIGAN
	Ann Arbor School District	5.000%, 05/01/15	Aaa	2,020,000	2,196,023	1.12
	Bedford Public School District	5.000%, 05/01/14	Aaa	1,710,000	1,846,851	0.95
	Caledonia Community Schools	5.000%, 05/01/15	Aaa	1,705,000	1,853,574	0.95
	L’Anse Creuse Public Schools	5.000%, 05/01/15	Aaa	1,750,000	1,902,495	0.97
	Other				2,896,631	1.48

					10,695,574	5.47

	MINNESOTA				363,356	0.19

	MISSISSIPPI				1,468,005	0.75

	MISSOURI
	Missouri Environmental Improvement & Energy Resources Authority	5.500%, 07/01/12	Aaa	1,575,000	1,718,813	0.88
	Other				1,792,377	0.92

					3,511,190	1.80

	NEVADA				803,184	0.41

	NEW JERSEY
	Garden State Preservation Trust, Series 2005-C	5.125%, 11/01/18	Aaa	4,010,000	4,503,952	2.30
	New Jersey Economic Development Authority, School Facilities Construction	5.250%, 09/01/14	Aaa	2,450,000	2,689,120	1.38
	New Jersey Transportation Trust Fund Authority, ETM	5.750%, 12/15/14	Aaa	2,000,000	2,278,560	1.17
	Other				3,564,862	1.82

					13,036,494	6.67

	NEW MEXICO				468,442	0.24

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 83

Tax-Exempt Bond Fund |	Summary portfolio of investments December 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	NEW YORK
	Long Island Power Authority	5.250%, 12/01/14	A3	$2,000,000	$2,193,560	1.12%
d	Metropolitan Transportation Authority	5.500%, 11/15/13	Aaa	2,100,000	2,328,522	1.19
	Metropolitan Transportation Authority, Dedicated Tax	5.500%, 11/15/16	Aaa	2,050,000	2,336,160	1.20
	Metropolitan Transportation Authority, Service Contract	5.500%, 07/01/16	A1	2,650,000	2,958,831	1.51
	Metropolitan Transportation Authority, Service Contract	5.750%, 01/01/18	Aaa	1,500,000	1,749,060	0.89
	New York State Dormitory Authority	5.500%, 05/15/17	Aaa	2,500,000	2,851,950	1.46
	New York State Environmental Facilities Corp	5.000%, 03/15/14	NR	1,825,000	1,965,251	1.00
	New York State Environmental Facilities Corp	5.250%, 06/15/18	Aaa	2,800,000	3,028,060	1.55
	New York State Thruway Authority, Service Contract	5.500%, 04/01/12	A1	1,830,000	1,988,258	1.02
	Tobacco Settlement Financing Authority, Series 2003 B-1C	5.500%, 06/01/16	A1	5,000,000	5,348,100	2.74
	Other				858,545	0.44

					27,606,297	14.12

	NORTH CAROLINA				322,957	0.17

	OHIO
	Akron Sewer System Revenue	5.000%, 12/01/17	Aaa	1,800,000	1,981,224	1.01
	Cincinnati City School District GO	5.000%, 12/01/16	Aaa	1,820,000	1,997,286	1.02
	Other				2,501,668	1.28

					6,480,178	3.31

	OKLAHOMA				463,984	0.24

	OREGON
	Oregon State Department of Administrative Services,
	Lottery Revenue	5.000%, 04/01/13	Aaa	1,795,000	1,922,858	0.98

					1,922,858	0.98

	PENNSYLVANIA
	Carbon County Hospital Authority	5.400%, 11/15/14	Aaa	1,845,000	1,985,423	1.02
d	Carbon County IDA, Panter Creek	6.650%, 05/01/10	NR	2,220,000	2,305,448	1.18
	Other				7,669,456	3.92

					11,960,327	6.12

	PUERTO RICO
	Puerto Rico Commonwealth GO	5.000%, 07/01/12	Baa3	2,645,000	2,784,894	1.43
	Puerto Rico Highway & Transportation Authority, Series 2005A	5.000%, 07/01/14	Baa3	2,300,000	2,450,673	1.25
	Puerto Rico Public Finance Corp	5.750%, 08/01/27	Ba1	1,800,000	1,943,334	0.99
	Other				6,470,507	3.31

					13,649,408	6.98

	RHODE ISLAND				1,045,599	0.53

84 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Tax-Exempt Bond Fund |	Summary portfolio of investments December 31, 2006	continued

ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

SOUTH CAROLINA
Scago Educational Facilities Corp for Colleton
School District	5.000%, 12/01/16	Aaa	$2,000,000	$2,177,580	1.11%
Other				1,624,838	0.83

				3,802,418	1.94

TENNESSEE
Tennessee Energy Acquisition Corp	5.000%, 09/01/16	Aa3	2,500,000	2,694,375	1.38
Other				2,604,941	1.33

				5,299,316	2.71

TEXAS
Brazos River Authority, Houston Industries Project,
Series 1998-D	4.900%, 10/01/15	Aaa	3,520,000	3,800,086	1.94
Dallas, Water & Sewer System Revenue	5.375%, 10/01/13	Aaa	2,575,000	2,820,475	1.44
Other				9,753,464	4.99

				16,374,025	8.37

VIRGINIA
Hopewell GO	5.000%, 07/15/09	A2	1,700,000	1,728,458	0.88

				1,728,458	0.88

WASHINGTON
Kings County School District No 401	5.125%, 12/01/20	Aaa	1,540,000	1,631,907	0.83
Port of Seattle	5.500%, 09/01/17	Aaa	2,925,000	3,327,041	1.70
Other				1,710,411	0.88

				6,669,359	3.41

WISCONSIN
Wisconsin GO	5.250%, 05/01/15	Aaa	3,500,000	3,869,635	1.98
Other				43,744	0.02

				3,913,379	2.00

TOTAL LONG-TERM MUNICIPAL BONDS		(Cost $190,951,531)		193,028,250	98.72

SHORT-TERM MUNICIPAL BONDS
NEW YORK				620,000	0.31

WYOMING				290,000	0.15

TOTAL SHORT-TERM MUNICIPAL BONDS		(Cost $910,000)		910,000	0.46

TOTAL PORTFOLIO		(Cost $191,861,531)		193,938,250	99.18
OTHER ASSETS AND LIABILITIES, NET				1,598,495	0.82

NET ASSETS				$195,536,745	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 85

Tax-Exempt Bond Fund |	Summary portfolio of investments December 31, 2006	concluded

†	As provided by Moody’s Investors Service (unaudited)

*	Variable rate demand note (VRDN)

a	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

ABBREVIATIONS:
COP - Certificate of Participation
ETM - Escrowed to Maturity
GO - General Obligation
Mtge - Mortgage
NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

86 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund |	Summary portfolio of investments December 31, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	BONDS

	CORPORATE BONDS
	ASSET BACKED
	Centex Home Equity Series 2002-A
	(Class AF6)	5.540%, 01/25/32	Aaa	$2,472,205	$2,463,582	0.52%
i	Citicorp Mortgage Securities, Inc
	Series 2006-1 (Class A3)	5.706%, 07/25/36	Aaa	3,000,000	3,005,124	0.63
g	Hertz Vehicle Financing LLC
	Series 2005-1A (Class A3)	5.010%, 02/25/11	Aaa	4,000,000	3,976,100	0.84
	Household Automotive Trust
	Series 2006-3 (Class A4)	5.340%, 09/17/13	Aaa	2,500,000	2,518,895	0.53
i	Residential Asset Mortgage Products, Inc
	Series 2004-RS11 (Class M1)	5.970%, 11/25/34	Aa1	5,000,000	5,036,045	1.06
	Residential Funding Mortgage Securities II, Inc
	Series 2006-H12 (Class A3)	5.790%, 02/25/36	Aaa	6,000,000	6,024,252	1.27
	Residential Funding Mortgage Securities II, Inc
	Series 2006-HI4 (Class A3)	5.440%, 09/25/36	Aaa	3,528,000	3,509,457	0.74
i	Residential Funding Mortgage Securities II, Inc
	Series 2006-HSA2 (Class AI3)	5.550%, 03/25/36	Aaa	3,000,000	2,996,775	0.63
g,v	Sierra Receivables Funding Co
	Series 2006-1A (Class A1)	5.840%, 05/20/18	Aaa	2,946,476	2,971,362	0.62
g,v	Sonic Capital LLC Series 2006-1A (Class A2)	5.096%, 12/20/31	Aaa	4,000,000	3,966,094	0.83
	Other				30,794,882	6.47

					67,262,568	14.14

	BUILDING MATERIALS AND GARDEN SUPPLIES				760,794	0.16

	CHEMICALS AND ALLIED PRODUCTS				2,699,026	0.57

	COMMUNICATIONS				12,513,552	2.63

	DEPOSITORY INSTITUTIONS				16,347,683	3.44

	ELECTRIC, GAS, AND SANITARY SERVICES				9,985,035	2.10

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				2,015,466	0.42

	FABRICATED METAL PRODUCTS				479,936	0.10

	FOOD AND KINDRED PRODUCTS				3,321,579	0.70

	FOOD STORES				1,012,327	0.21

	FURNITURE AND FIXTURES				496,359	0.11

	GENERAL BUILDING CONTRACTORS				1,667,772	0.35

	GENERAL MERCHANDISE STORES				2,237,575	0.47

	HEALTH SERVICES				492,083	0.10

	HOLDING AND OTHER INVESTMENT OFFICES				1,742,018	0.37

	HOTELS AND OTHER LODGING PLACES				249,375	0.05

	INDUSTRIAL MACHINERY AND EQUIPMENT				515,419	0.11

	INSTRUMENTS AND RELATED PRODUCTS				703,734	0.15

	INSURANCE CARRIERS				4,455,168	0.94

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 87

Bond Plus Fund |	Summary portfolio of investments December 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	METAL MINING				$727,317	0.15%

	MISCELLANEOUS MANUFACTURING INDUSTRIES				739,521	0.16

	MISCELLANEOUS RETAIL				206,150	0.04

	MOTION PICTURES				3,277,038	0.69

	NONDEPOSITORY INSTITUTIONS
	General Electric Capital Corp	6.000%, 06/15/12	Aaa	$2,500,000	2,587,654	0.54
	Other				12,262,145	2.58

					14,849,799	3.12

	OIL AND GAS EXTRACTION				6,046,076	1.27

	OTHER MORTGAGE BACKED SECURITIES
d	Banc of America Commercial Mortgage, Inc
	Series 2002-2 (Class A3)	5.118%, 07/11/43	NR	3,000,000	2,981,715	0.63
i	Bear Stearns Commercial Mortgage Securities
	Series 2004-PWR5 (Class A5)	4.978%, 07/11/42	Aaa	3,000,000	2,937,690	0.62
	Washington Mutual, Inc
	Series 2003-S10 (Class A1)	4.500%, 10/25/18	NR	4,758,951	4,586,211	0.96
	Wells Fargo Mortgage Backed Securities Trust
	Series 2004-7 (Class 1A1)	4.500%, 07/25/19	NR	2,857,950	2,733,809	0.57
	Wells Fargo Mortgage Backed Securities Trust
	Series 2005-1 (Class 2A1)	5.000%, 01/25/20	Aaa	2,316,923	2,286,460	0.48
	Other				37,834,569	7.96

					53,360,454	11.22

	PAPER AND ALLIED PRODUCTS				2,505,111	0.53

	PETROLEUM AND COAL PRODUCTS				1,045,008	0.22

	PIPELINES, EXCEPT NATURAL GAS				2,680,805	0.56

	PRIMARY METAL INDUSTRIES				230,862	0.05

	RAILROAD TRANSPORTATION				1,950,606	0.41

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				248,798	0.05

	SECURITY AND COMMODITY BROKERS				8,297,995	1.75

	STONE, CLAY, AND GLASS PRODUCTS				249,667	0.05

	TOBACCO PRODUCTS				250,336	0.05

	TRANSPORTATION BY AIR				500,349	0.11

	TRANSPORTATION EQUIPMENT				3,866,102	0.81

	WHOLESALE TRADE-NONDURABLE GOODS				469,113	0.10

	TOTAL CORPORATE BONDS		(Cost $230,962,744)		230,458,576	48.46

88 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund |	Summary portfolio of investments December 31, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Cal Dive International, Inc	4.930%, 02/01/27	NR	$2,919,041	$2,805,169	0.59%
	Federal Home Loan Mortgage Corp (FHLMC)	5.875%, 03/21/11	Aa2	2,990,000	3,081,357	0.65
	FHLMC	6.250%, 03/05/12	Aa2	3,000,000	3,004,181	0.63
	Federal National Mortgage Association (FNMA)	4.125%, 01/30/12	Aaa	2,500,000	2,387,083	0.50
	FNMA	5.250%, 08/01/12	Aa2	6,000,000	6,038,093	1.27
	FNMA	5.250%, 12/03/07	Aaa	2,500,000	2,500,773	0.52
	Housing Urban Development	4.790%, 08/01/11	NR	8,514,000	8,449,541	1.78
	Other				6,172,486	1.30

					34,438,683	7.24

	FOREIGN GOVERNMENT BONDS
g	Hypothekenbank in Essen AG	5.000%, 01/20/12	Aaa	3,000,000	2,986,212	0.63
	Other				13,305,791	2.80

					16,292,003	3.43

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp	5.000%, 06/15/31		3,000,000	2,925,666	0.62
	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	5.500%, 12/01/33		4,438,161	4,396,851	0.93
	FGLMC	5.000%, 01/01/34		2,493,191	2,409,889	0.51
	FGLMC	6.000%, 05/01/35		2,863,834	2,885,660	0.61
	FGLMC	5.500%, 06/01/35		2,611,621	2,583,301	0.54
	Federal National Mortgage Association
	(FNMA)	4.778%, 02/01/14		3,303,524	3,233,509	0.68
	FNMA	4.640%, 11/01/14		2,912,806	2,817,666	0.59
h	FNMA	6.000%, 01/25/22		8,000,000	8,110,000	1.71
	FNMA	5.000%, 10/01/25		4,522,493	4,400,870	0.92
	FNMA	5.000%, 08/01/34		4,610,067	4,456,409	0.94
	FNMA	5.000%, 02/25/35		2,620,531	2,577,746	0.54
	FNMA	5.500%, 05/01/35		4,974,549	4,917,730	1.03
	FNMA	5.500%, 05/01/35		4,010,729	3,964,919	0.83
	FNMA	6.000%, 05/01/35		3,332,631	3,355,924	0.71
d	FNMA	6.000%, 08/01/35		5,221,711	5,258,206	1.11
	FNMA	5.000%, 05/01/36		3,779,587	3,633,601	0.76
h	FNMA	6.000%, 01/25/37		6,000,000	6,039,372	1.27
h	FNMA	6.500%, 01/25/37		13,000,000	13,243,750	2.78
	Government National Mortgage Association
	(GNMA)	5.000%, 09/15/33		2,643,965	2,574,529	0.54
	GNMA	5.500%, 02/20/35		2,283,116	2,266,982	0.48
	Other				65,299,429	13.73

					151,352,009	31.83

	U.S. TREASURY SECURITIES
d	United States Treasury Bond	8.000%, 11/15/21		19,709,000	26,127,038	5.49
	Other				5,854,699	1.23

					31,981,737	6.72

	TOTAL GOVERNMENT BONDS		(Cost $235,538,808)		234,064,432	49.22

	TOTAL BONDS		(Cost $466,501,552)		464,523,008	97.68

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 89

Bond Plus Fund |	Summary portfolio of investments December 31, 2006	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	PREFERRED STOCKS

	DEPOSITORY INSTITUTIONS			$259,000	0.05%

	TOTAL PREFERRED STOCKS		(Cost $250,000)	259,000	0.05

	TIAA-CREF MUTUAL FUNDS
q	TIAA-CREF High-Yield Bond Fund		416,505	3,840,178	0.81

	TOTAL TIAA-CREF MUTUAL FUNDS		(Cost $3,901,899)	3,840,178	0.81

	ISSUER		PRINCIPAL

	SHORT-TERM INVESTMENTS
	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	4.800%, 01/02/07	$10,000,000	9,994,611	2.10
	Federal National Mortgage Association Discount Note
	(FNMA)	5.150%, 01/09/07	10,000,000	9,991,430	2.10
d	FNMA	5.150%, 01/25/07	8,495,000	8,462,188	1.78
	FNMA	5.160%, 01/08/07	7,080,000	7,074,945	1.49

				35,523,174	7.47

	TOTAL SHORT-TERM INVESTMENTS		(Cost $35,525,925)	35,523,174	7.47

	TOTAL PORTFOLIO		(Cost $506,179,376)	504,145,360	106.01
	OTHER ASSETS & LIABILITIES, NET			(28,574,656)	(6.01)

	NET ASSETS			$475,570,704	100.00%

†	As provided by Moody’s Investors Service (unaudited).

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At December 31, 2006, the value of these securities amounted to $13,899,768 or 2.92% of net assets.

h	These securities were purchased on a delayed delivery basis.

i	Floating rate or variable rate securities reflect rate at December 31, 2006.

q	Affiliated fund.

v	Security valued at fair value.

ABBREVIATION:
NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

90 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund |	Summary portfolio of investments December 31, 2006

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	CERTIFICATES OF DEPOSIT
	American Express Bank FSB	5.565%, 01/08/07	$7,000,000	$7,000,026	1.00%
	Bank Of Montreal	5.285%, 02/27/07	5,000,000	5,000,078	0.71
	Calyon	5.290%, 01/10/07	5,000,000	5,000,012	0.71
	Deutsche Bank	5.290%, 01/09/07	6,075,000	6,075,013	0.87
	Lloyds Bank plc	5.305%, 01/31/07	5,000,000	5,000,021	0.71
	Rabobank	5.290%, 03/05/07	6,000,000	6,000,000	0.86
	Other			8,865,060	1.26

				42,940,210	6.12

	COMMERCIAL PAPER
c	Abbott Laboratories	5.230%, 02/08/07	10,260,000	10,203,359	1.45
	American Honda Finance
	Corp	5.220–5.240%, 01/17/07–03/09/07	24,800,000	24,672,393	3.52
c	Atlantis One Funding Corp	5.185–5.280%, 01/08/07–06/25/07	7,730,000	7,641,859	1.09
c	BMW US Capital Corp	5.210–5.240%, 02/07/07–02/22/07	7,050,000	7,003,282	1.00
	Calyon North America, Inc	5.200–5.280%, 01/16/07–03/28/07	11,350,000	11,246,366	1.60
	Canadian Imperial Holding, Inc	5.230%, 01/16/07	5,000,000	4,989,104	0.71
c	CC (USA), Inc	5.230–5.250%, 01/12/07–03/09/07	16,000,000	15,920,547	2.27
c	Ciesco LP	5.250–5.260%, 01/22/07–02/14/07	16,780,000	16,713,219	2.38
	Citigroup Funding, Inc	5.230–5.270%, 01/10/07–03/13/07	24,360,000	24,200,130	3.45
c	Corporate Asset Funding
	Corp, Inc	5.250–5.255%, 01/22/07–02/14/07	25,000,000	24,878,110	3.55
c	Dorada Finance, Inc	5.260%, 01/23/07–01/29/07	8,500,000	8,468,453	1.21
c	Edison Asset Securitization LLC	5.240%, 01/02/07–02/28/07	11,985,000	11,942,770	1.70
c	Fairway Finance Corp	5.250–5.270%, 01/03/07–02/22/07	9,989,000	9,961,734	1.42
	General Electric Capital
	Corp	5.170–5.240%, 01/30/07–06/27/07	17,700,000	17,560,781	2.50
c	Govco, Inc	5.230–5.250%, 01/22/07–03/16/07	24,065,000	23,881,448	3.40
c	Greyhawk Funding LLC	5.190–5.300%, 01/19/07–04/02/07	24,165,000	23,993,609	3.42
c	Harley-Davidson Funding
	Corp	5.210–5.230%, 01/12/07–02/21/07	13,805,000	13,729,150	1.96
	HBOS Treasury Services plc	5.235–5.280%, 01/25/07–03/06/07	23,952,000	23,774,475	3.39
	HSBC Finance Corp	5.230%, 02/23/07–03/01/07	24,945,000	24,740,901	3.53
	ING Finance	5.235–5.270%, 02/01/07–03/27/07	17,505,000	17,359,768	2.47
c	Johnson & Johnson	5.200–5.250%, 01/11/07–01/12/07	8,000,000	7,988,149	1.14
c	Links Finance LLC	5.255–5.315%, 01/16/07–02/08/07	8,000,000	7,965,452	1.13
	Morgan Stanley Dean Witter	5.220–5.240%, 02/13/07–04/20/07	13,295,000	13,152,697	1.87
	Paccar Financial Corp	5.220–5.250%, 01/04/07–03/14/07	21,740,000	21,597,152	3.08
c	Private Export Funding Corp	5.220–5.260%, 01/11/07–01/25/07	17,610,000	17,570,784	2.50
c	Procter & Gamble
	International S.C.A.	5.230–5.300%, 01/08/07–02/13/07	12,424,000	12,386,224	1.76
c	Ranger Funding Co LLC	5.250%–5.320%%, 01/10/07–03/12/07	15,658,000	15,584,987	2.22
	Royal Bank of Canada	5.245%, 02/05/07	5,000,000	4,974,503	0.71
	Royal Bank of Scotland plc	5.240%, 01/24/07	5,000,000	4,983,261	0.71
c	Scaldis Capital LLC	5.220%–5.310%%, 01/18/07–04/05/07	18,312,000	18,225,979	2.60
c	Sheffield Receivables
	Corp	5.240%–5.260%%, 01/04/07–01/17/07	18,100,000	18,082,708	2.57
c	Sigma Finance, Inc	5.235%–5.250%%, 01/04/07–01/29/07	12,000,000	11,979,738	1.71
	Societe Generale North
	America, Inc	5.250%, 01/08/07–04/02/07	14,660,000	14,560,701	2.08

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 91

Money Market Fund |	Summary portfolio of investments December 31, 2006	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	COMMERCIAL PAPER—(continued)
	Swedish Export Credit
	Corp	5.220%–5.260%%, 01/05/07–02/13/07	$25,100,000	$24,986,449	3.56%
	Toronto-Dominion Holdings
	USA, Inc	5.195%, 01/29/07–02/12/07	5,460,000	5,434,908	0.77
	Toyota Motor Credit
	Corp	5.230%–5.240%%, 01/03/07–02/22/07	25,000,000	24,877,731	3.54
	UBS Finance, (Delaware),
	Inc	5.185%–5.235%%, 01/02/07–03/08/07	18,133,000	18,029,812	2.57
c	Variable Funding Capital Corp	5.250%, 02/06/07	8,790,000	8,743,852	1.25
c	Yorktown Capital LLC	5.260–5.350%, 01/09/07–02/26/07	13,284,000	13,236,490	1.89
	Other			30,713,133	4.38

				617,956,168	88.06

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			4,885,229	0.70

	VARIABLE NOTES
i	International Business Machines Corp	5.363%, 06/28/07	5,000,000	5,001,105	0.71
i	National City Bank of Indiana	5.400%, 06/04/07	5,000,000	5,001,521	0.71
i	PNC Bank NA	5.295%, 01/02/08	8,000,000	7,997,996	1.14
i	Suntrust Bank	5.295–5.319%, 05/01/07–09/27/07	9,000,000	8,999,927	1.29
i	US Bank NA	5.320%, 11/30/07–12/05/07	8,000,000	8,000,670	1.14

				35,001,219	4.99

	TOTAL SHORT-TERM INVESTMENTS		(Cost $700,782,826)	700,782,826	99.87

	TOTAL PORTFOLIO		(Cost $700,782,826)	700,782,826	99.87
	OTHER ASSETS & LIABILITIES, NET			925,360	0.13

	NET ASSETS			$701,708,186	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

i	Floating rate or variable rate securities reflects the rate at December 31, 2006.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

92 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

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TIAA-CREF Mutual Funds 2006 Annual Report	| 93

Statements of assets and liabilities |	TIAA-CREF Mutual Funds December 31, 2006

	International Equity Fund	Growth Equity Fund	Growth & Income Fund	Equity Index Fund	Social Choice Equity Fund	Managed Allocation Fund

ASSETS
Portfolio investments, at value:
Unaffiliated issuers (cost of $441,974,940, $459,908,456, $458,533,121, $293,658,063, $139,846,391, and $—, respectively)	$534,994,557	$518,818,580	$549,282,634	$395,265,205	$165,008,171	$—
Affiliated issuers (cost of $—, $—, $—, $—, $—, and $534,269,362, respectively)	—	—	—	—	—	568,890,998

Total portfolio investments, at value	534,994,557	518,818,580	549,282,634	395,265,205	165,008,171	568,890,998
Cash	2,610,127	—	7,689	25,404	30,418	183,000
Cash - foreign (cost of $5,002,607, $79,565, $1,210,520, $—, $—, and $—, respectively)	5,021,767	78,874	1,210,282	—	—	—
Receivable from securities transactions	3,945,600	1,807,945	3,235,261	92,515	—	—
Receivable for Fund shares sold	288,888	23,041	95,996	95,942	137,281	119,039
Dividends and interest receivable	54,202	526,260	997,996	508,584	208,527	595
Reclaims receivable	472,638	4,423	47,292	—	—	—

Total assets	547,387,779	521,259,123	554,877,150	395,987,650	165,384,397	569,193,632

LIABILITIES
Management fees payable	105,991	184,918	186,523	84,753	24,629	—
Cash overdrafts	—	1,365,468	—	—	—	177,151
Income distribution payable	828	—	—	—	—	—
Payable for securities transactions	9,551,145	—	5,187,492	139,123	—	—
Payable for Fund shares redeemed	200,029	984,861	273,666	252,199	403,504	401,525
Payable for variation margin	—	—	—	829	—	—

Total liabilities	9,857,993	2,535,247	5,647,681	476,904	428,133	578,676

NET ASSETS	$537,529,786	$518,723,876	$549,229,469	$395,510,746	$164,956,264	$568,614,956

NET ASSETS CONSIST OF:
Paid-in-capital	$434,328,807	$788,848,243	$531,692,042	$294,828,650	$140,982,397	$539,226,267
Accumulated undistributed (distributions in excess of) net investment income	(1,332,877)	93,744	101,168	(137,842)	(54,417)	—
Accumulated net realized gain (loss) on total investments	11,489,765	(329,127,873)	(73,316,791)	(787,580)	(1,133,496)	(5,232,947)
Net unrealized appreciation on total investments	93,044,091	58,909,762	90,753,050	101,607,518	25,161,780	34,621,636

NET ASSETS	$537,529,786	$518,723,876	$549,229,469	$395,510,746	$164,956,264	$568,614,956

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	38,401,587	51,522,528	37,253,710	39,401,708	15,569,256	47,810,732
Net asset value per share	$14.00	$10.07	$14.74	$10.04	$10.59	$11.89

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Statements of assets and liabilities |	TIAA-CREF Mutual Funds December 31, 2006	concluded

	High-Yield Bond Fund	Short-Term Bond Fund	Tax-Exempt Bond Fund	Bond Plus Fund	Money Market Fund

ASSETS
Portfolio investments, at value:
Unaffiliated issuers (cost of $275,300,568, $189,186,245, $191,861,531, $502,277,477, and $700,782,826, respectively)	$280,339,401	$188,183,840	$193,938,250	$500,305,182	$700,782,826
Affiliated issuers (cost of $—, $—, $—, $3,901,899, and $—, respectively)	—	—	—	3,840,178	—

Total portfolio investments, at value	280,339,401	188,183,840	193,938,250	504,145,360	700,782,826
Cash	871,377	516,255	62,223	517,399	53,529
Receivable from securities transactions	1,224,448	—	111,915	3,044,366	—
Receivable for Fund shares sold	645,032	323,517	129,014	131,200	1,890,477
Dividends and interest receivable	5,723,231	2,173,080	2,607,869	3,899,948	555,798

Total assets	288,803,489	191,196,692	196,849,271	511,738,273	703,282,630

LIABILITIES
Management fees payable	75,288	46,396	52,250	127,823	186,232
Income distribution payable	—	—	—	—	43,640
Payable for securities transactions	729,513	—	1,193,764	35,890,926	—
Payable for Fund shares redeemed	66,566	252,978	66,512	148,820	1,344,572

Total liabilities	871,367	299,374	1,312,526	36,167,569	1,574,444

NET ASSETS	$287,932,122	$190,897,318	$195,536,745	$475,570,704	$701,708,186

NET ASSETS CONSIST OF:
Paid-in-capital	$286,836,497	$197,059,904	$194,082,987	$482,785,406	$701,718,220
Accumulated undistributed net investment income	—	—	4,825	20,492	396
Accumulated net realized loss on total investments	(3,943,208)	(5,160,181)	(627,786)	(5,201,178)	(10,430)
Net unrealized appreciation (depreciation) on total investments	5,038,833	(1,002,405)	2,076,719	(2,034,016)	—

NET ASSETS	$287,932,122	$190,897,318	$195,536,745	$475,570,704	$701,708,186

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	31,223,572	18,540,618	18,160,752	47,266,658	701,718,220
Net asset value per share	$9.22	$10.30	$10.77	$10.06	$1.00

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Statements of Operations |	TIAA-CREF Mutual Funds For the year ended December 31, 2006

	International Equity Fund	Growth Equity Fund	Growth & Income Fund	Equity Index Fund	Social Choice Equity Fund	Managed Allocation Fund

INVESTMENT INCOME
Interest	$—	$38,378	$51,146	$11,141	$19,850	$5,812
Dividends:
Unaffiliated issuers	9,995,885	5,534,274	9,681,699	6,739,979	2,856,030	—
Affiliated issuers	—	—	—	—	—	15,018,698
Foreign taxes withheld	(845,194)	(32,931)	(48,120)	(182)	(393)	—

Total income	9,150,691	5,539,721	9,684,725	6,750,938	2,875,487	15,024,510

EXPENSES
Investment management fees	2,375,432	2,384,718	2,249,885	976,142	440,753	—

Total expenses	2,375,432	2,384,718	2,249,885	976,142	440,753	—

Net investment income	6,775,259	3,155,003	7,434,840	5,774,796	2,434,734	15,024,510

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	77,618,705	21,722,718	20,919,989	7,495,471	4,170,938	11,248,688
Underlying fund distributions	—	—	—	—	—	14,651,947
Futures transactions	—	—	—	122	—	—
Foreign currency transactions	(1,027,642)	4,468	37,782	—	—	—

Net realized gain on total investments	76,591,063	21,727,186	20,957,771	7,495,593	4,170,938	25,900,635

Change in unrealized appreciation (depreciation) on:
Portfolio investments	40,721,871	2,578,634	52,805,937	40,885,956	14,367,545	21,185,858
Futures transactions	—	—	—	376	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	43,896	(362)	3,945	—	—	—

Net change in unrealized appreciation on total investments	40,765,767	2,578,272	52,809,882	40,886,332	14,367,545	21,185,858

Net realized and unrealized gain on total investments	117,356,830	24,305,458	73,767,653	48,381,925	18,538,483	47,086,493

Net increase in net assets resulting from operations	$124,132,089	$27,460,461	$81,202,493	$54,156,721	$20,973,217	$62,111,003

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Statements of operations |	TIAA-CREF Mutual Funds For the year ended December 31, 2006	concluded

	High-Yield Bond Fund	Short-Term Bond Fund	Tax-Exempt Bond Fund	Bond Plus Fund	Money Market Fund

INVESTMENT INCOME
Interest	$22,038,021	$9,534,711	$8,118,847	$24,467,864	$34,179,463
Dividends:
Unaffiliated issuers	—	—	—	3,877	—
Affiliated issuers	—	—	—	275,969	—

Total income	22,038,021	9,534,711	8,118,847	24,747,710	34,179,463

EXPENSES
Investment management fees	962,173	607,771	592,759	1,420,284	1,955,024

Total expenses	962,173	607,771	592,759	1,420,284	1,955,024

Net investment income	21,075,848	8,926,940	7,526,088	23,327,426	32,224,439

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Net realized gain (loss) on total investments	586,077	(2,382,774)	(292,186)	(4,213,728)	(219)

Net change in unrealized appreciation on total investments	4,398,857	1,843,361	1,043,864	813,852	—

Net realized and unrealized gain (loss) on total investments	4,984,934	(539,413)	751,678	(3,399,876)	(219)

Net increase in net assets resulting from operations	$26,060,782	$8,387,527	$8,277,766	$19,927,550	$32,224,220

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Statements of changes in net assets |	TIAA-CREF Mutual Funds

	International Equity Fund		Growth Equity Fund		Growth & Income Fund

	For the Years Ended December 31,		For the Years Ended December 31,		For the Years Ended December 31,

	2006	2005	2006	2005	2006	2005

CHANGE IN NET ASSETS

OPERATIONS
Net investment income	$6,775,259	$5,760,498	$3,155,003	$2,381,991	$7,434,840	$6,210,874
Net realized gain on total investments	76,591,063	39,070,337	21,727,186	2,129,742	20,957,771	14,489,460
Net change in unrealized appreciation on total investments	40,765,767	7,790,003	2,578,272	22,521,193	52,809,882	10,248,258

Net increase from operations	124,132,089	52,620,838	27,460,461	27,032,926	81,202,493	30,948,592

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,783,236)	(5,854,549)	(3,142,791)	(2,346,613)	(7,456,740)	(6,099,920)
From net realized gain on total investments	(45,207,629)	—	—	—	—	—

Total distributions	(52,990,865)	(5,854,549)	(3,142,791)	(2,346,613)	(7,456,740)	(6,099,920)

SHAREHOLDER TRANSACTIONS:
Subscriptions	44,125,814	41,903,545	29,554,816	42,712,381	28,205,907	33,884,274
Reinvestment of distributions	51,339,181	5,697,143	3,078,439	2,294,682	7,089,618	5,788,299
Exchanges among the Funds, net	18,666,172	11,025,112	(29,565,444)	(24,387,856)	(16,779,126)	(16,394,911)
Redemptions	(69,173,914)	(45,608,790)	(61,023,045)	(60,016,736)	(58,097,685)	(71,327,294)

Net increase (decrease) from shareholder transactions	44,957,253	13,017,010	(57,955,234)	(39,397,529)	(39,581,286)	(48,049,632)

Net increase (decrease) in net assets	116,098,477	59,783,299	(33,637,564)	(14,711,216)	34,164,467	(23,200,960)
NET ASSETS
Beginning of year	421,431,309	361,648,010	552,361,440	567,072,656	515,065,002	538,265,962

End of year	$537,529,786	$421,431,309	$518,723,876	$552,361,440	$549,229,469	$515,065,002

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$(1,332,877)	$(151,357)	$93,744	$92,349	$101,168	$92,421

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	35,063,790	33,906,775	57,503,285	61,807,324	40,206,203	44,137,435

Shares sold	3,303,293	3,877,919	3,073,065	4,721,493	2,079,465	2,773,390
Shares issued in reinvestment of distributions	3,720,234	472,501	307,237	234,176	515,928	469,767
Shares exchanged among the Funds, net	1,398,681	940,685	(3,045,115)	(2,688,520)	(1,240,307)	(1,346,139)
Shares redeemed	(5,084,411)	(4,134,090)	(6,315,944)	(6,571,188)	(4,307,579)	(5,828,250)

Net increase (decrease) in shares outstanding	3,337,797	1,157,015	(5,980,757)	(4,304,039)	(2,952,493)	(3,931,232)

Shares outstanding, end of year	38,401,587	35,063,790	51,522,528	57,503,285	37,253,710	40,206,203

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Statements of changes in net assets |	TIAA-CREF Mutual Funds	continued

	Equity Index Fund		Social Choice Equity Fund		Managed Allocation Fund

	For the Years Ended December 31,		For the Years Ended December 31,		For the Years Ended December 31,

	2006	2005	2006	2005	2006	2005

CHANGE IN NET ASSETS

OPERATIONS
Net investment income	$5,774,796	$5,358,558	$2,434,734	$1,961,442	$15,024,510	$12,944,131
Net realized gain (loss) on total investments	7,495,593	(1,875,493)	4,170,938	576,941	25,900,635	11,971,674
Net change in unrealized appreciation on total investments	40,886,332	16,894,739	14,367,545	7,303,551	21,185,858	1,441,798

Net increase from operations	54,156,721	20,377,804	20,973,217	9,841,934	62,111,003	26,357,603

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,818,595)	(5,351,534)	(2,453,218)	(1,944,481)	(20,807,127)	(15,509,384)
From net realized gain on total investments	(5,672,167)	(25,616)	(4,162,540)	—	(16,687,660)	—

Total distributions	(11,490,762)	(5,377,150)	(6,615,758)	(1,944,481)	(37,494,787)	(15,509,384)

SHAREHOLDER TRANSACTIONS:
Subscriptions	29,023,654	45,979,415	24,922,738	41,373,856	45,697,714	59,276,341
Reinvestment of distributions	11,005,287	5,172,393	6,067,135	1,837,684	35,613,199	14,689,828
Exchanges among the Funds, net	(13,441,047)	459,816	(2,997,843)	1,122,848	(16,756,372)	(4,220,979)
Redemptions	(39,496,499)	(57,588,206)	(36,314,089)	(12,394,288)	(52,176,845)	(46,117,187)

Net increase (decrease) from shareholder transactions	(12,908,605)	(5,976,582)	(8,322,059)	31,940,100	12,377,696	23,628,003

Net increase in net assets	29,757,354	9,024,072	6,035,400	39,837,553	36,993,912	34,476,222

NET ASSETS
Beginning of year	365,753,392	356,729,320	158,920,864	119,083,311	531,621,044	497,144,822

End of year	$395,510,746	$365,753,392	$164,956,264	$158,920,864	$568,614,956	$531,621,044

Accumulative undistributed (distributions in excess of) net investment income included in net assets	$(137,842)	$20,341	$(54,417)	$19,484	$—	$4,372

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	40,820,859	41,523,373	16,426,487	12,961,306	46,772,766	44,654,041

Shares sold	3,077,544	5,340,736	2,475,810	4,494,725	3,882,728	5,334,462
Shares issued in reinvestment of distributions	1,102,870	568,588	575,210	186,937	3,017,596	1,303,578
Shares exchanged among the Funds, net	(1,419,962)	72,305	(295,298)	111,604	(1,426,917)	(375,618)
Shares redeemed	(4,179,603)	(6,684,143)	(3,612,953)	(1,328,085)	(4,435,441)	(4,143,697)

Net increase (decrease) in shares outstanding	(1,419,151)	(702,514)	(857,231)	3,465,181	1,037,966	2,118,725

Shares outstanding, end of year	39,401,708	40,820,859	15,569,256	16,426,487	47,810,732	46,772,766

104 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 105

Statements of changes in net assets |	TIAA-CREF Mutual Funds	continued

	High-Yield Bond Fund		Short-Term Bond Fund		Tax-Exempt Bond Fund

	For the Years Ended December 31,		For the Years Ended December 31,		For the Years Ended December 31,

	2006	2005	2006	2005	2006	2005

CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$21,075,848	$19,941,064	$8,926,940	$8,094,288	$7,526,088	$7,006,131
Net realized gain (loss) on total investments	586,077	3,650,159	(2,382,774)	(2,615,307)	(292,186)	450,099
Net change in unrealized appreciation (depreciation) on total investments	4,398,857	(15,705,156)	1,843,361	(2,311,617)	1,043,864	(3,396,498)

Net increase from operations	26,060,782	7,886,067	8,387,527	3,167,364	8,277,766	4,059,732

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(21,471,959)	(19,643,500)	(9,166,523)	(7,912,491)	(7,521,263)	(7,010,435)
From net realized gain on total investments	—	—	—	(7,937)	—	(1,057,480)

Total distributions	(21,471,959)	(19,643,500)	(9,166,523)	(7,920,428)	(7,521,263)	(8,067,915)

SHAREHOLDER TRANSACTIONS:
Subscriptions	63,314,302	118,663,979	33,765,792	55,567,416	19,511,435	36,716,723
Reinvestment of distributions	14,214,171	12,941,244	6,277,379	5,000,849	5,587,261	5,917,335
Exchanges among the Funds, net	(1,173,418)	(2,498,508)	(8,154,761)	(8,102,571)	(6,762,887)	(4,798,894)
Redemptions	(73,265,100)	(116,372,053)	(51,207,562)	(75,825,546)	(24,010,109)	(28,037,406)

Net increase (decrease) from shareholder transactions	3,089,955	12,734,662	(19,319,152)	(23,359,852)	(5,674,300)	9,797,758

Total increase (decrease) in net assets	7,678,778	977,229	(20,098,148)	(28,112,916)	(4,917,797)	5,789,575
NET ASSETS
Beginning of year	280,253,344	279,276,115	210,995,466	239,108,382	200,454,542	194,664,967

End of year	$287,932,122	$280,253,344	$190,897,318	$210,995,466	$195,536,745	$200,454,542

Accumulative undistributed net investment income included in net assets	$—	$385,403	$—	$225,422	$4,825	$—

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	30,905,457	29,443,995	20,422,186	22,663,250	18,703,553	17,812,629

Shares sold	6,946,243	12,879,218	3,277,003	5,321,725	1,824,493	3,375,073
Shares issued in reinvestment of distributions	1,568,801	1,408,904	611,569	480,578	523,453	547,245
Shares exchanged among the Funds, net	(129,882)	(274,251)	(792,290)	(776,475)	(634,937)	(446,025)
Shares redeemed	(8,067,047)	(12,552,409)	(4,977,850)	(7,266,892)	(2,255,810)	(2,585,369)

Net increase (decrease) in shares outstanding	318,115	1,461,462	(1,881,568)	(2,241,064)	(542,801)	890,924

Shares outstanding, end of year	31,223,572	30,905,457	18,540,618	20,422,186	18,160,752	18,703,553

106 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 107

Statements of changes in net assets |	TIAA-CREF Mutual Funds	concluded

	Bond Plus Fund		Money Market Fund

	For the Years Ended December 31,		For the Years Ended December 31,

	2006	2005	2006	2005

CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$23,327,426	$20,244,205	$32,224,439	$18,075,391
Net realized loss on total investments	(4,213,728)	(434,797)	(219)	(8,935)
Net change in unrealized appreciation (depreciation) on total investments	813,852	(8,611,011)	—	—

Net increase from operations	19,927,550	11,198,397	32,224,220	18,066,456

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(23,344,960)	(20,275,507)	(32,224,439)	(18,075,391)
From net realized gain on total investments	—	(438,041)	—	—

Total distributions	(23,344,960)	(20,713,548)	(32,224,439)	(18,075,391)

SHAREHOLDER TRANSACTIONS:
Subscriptions	41,507,995	49,543,729	370,354,390	336,523,127
Reinvestment of distributions	21,905,336	19,414,815	31,664,759	17,727,247
Exchanges among the Funds, net	(13,938,220)	1,996,718	43,397,863	36,363,881
Redemptions	(53,903,787)	(47,032,081)	(372,736,251)	(362,272,218)

Net increase (decrease) from shareholder transactions	(4,428,676)	23,923,181	72,680,761	28,342,037

Total increase (decrease) in net assets	(7,846,086)	14,408,030	72,680,542	28,333,102

NET ASSETS
Beginning of year	483,416,790	469,008,760	629,027,644	600,694,542

End of year	$475,570,704	$483,416,790	$701,708,186	$629,027,644

Accumulated undistributed net investment income included in net assets	$20,492	$38,026	$396	$396

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	47,731,942	45,396,118	629,037,459	600,695,422

Shares sold	4,137,981	4,831,769	370,354,390	336,523,142
Shares issued in reinvestment of distributions	2,194,195	1,899,598	31,664,759	17,726,749
Shares exchanged among the Funds, net	(1,395,821)	192,833	43,397,863	36,363,881
Shares redeemed	(5,401,639)	(4,588,376)	(372,736,251)	(362,271,735)

Net increase (decrease) in shares outstanding	(465,284)	2,335,824	72,680,761	28,342,037

Shares outstanding, end of year	47,266,658	47,731,942	701,718,220	629,037,459

108 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 109

Financial highlights |	TIAA-CREF Mutual Funds

	International Equity Fund

	For the Years Ended December 31,

	2006	2005		2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$12.02	$10.67		$9.24	$6.68	$8.07

Gain (loss) from investment operations:
Net investment income (a)	0.19	0.17		0.16	0.14	0.11
Net realized and unrealized gain (loss) on total investments	3.31	1.35		1.44	2.59	(1.38)

Total gain (loss) from investment operations	3.50	1.52		1.60	2.73	(1.27)

Less distributions from:
Net investment income	(0.22)	(0.17)		(0.17)	(0.17)	(0.12)
Net realized gains	(1.30)	—		—	—	—

Total distributions	(1.52)	(0.17)		(0.17)	(0.17)	(0.12)

Net asset value, end of year	$14.00	$12.02		$10.67	$9.24	$6.68

TOTAL RETURN	29.36%	14.23%		17.37%	40.86%	(15.73)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$537,530	$421,431		$361,648	$286,770	$218,794
Ratio of expenses to average net assets before expense waiver	0.49%	0.50	%(c)	0.49%	0.49%	0.88	%(b)
Ratio of expenses to average net assets after expense waiver	0.49%	0.50	%(c)	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	1.40%	1.53%		1.69%	1.96%	1.47%
Portfolio turnover rate	152%	151%		154%	162%	78%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

(c)	Includes 0.01% of overdraft charges included in interest expense.

110 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights |	TIAA-CREF Mutual Funds	continued

	Growth Equity Fund

	For the Years Ended December 31,

	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.61	$9.17	$8.70	$6.84	$9.85

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.04	0.07	0.06	0.03
Net realized and unrealized gain (loss) on total investments	0.46	0.44	0.47	1.86	(3.00)

Total gain (loss) from investment operations	0.52	0.48	0.54	1.92	(2.97)

Less distributions from:
Net investment income	(0.06)	(0.04)	(0.07)	(0.06)	(0.04)

Total distributions	(0.06)	(0.04)	(0.07)	(0.06)	(0.04)

Net asset value, end of year	$10.07	$9.61	$9.17	$8.70	$6.84

TOTAL RETURN	5.42%	5.24%	6.16%	28.06%	(30.12)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$518,724	$552,361	$567,073	$549,884	$421,906
Ratio of expenses to average net assets before expense waiver	0.45%	0.45%	0.45%	0.45%	0.85	%(b)
Ratio of expenses to average net assets after expense waiver	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	0.60%	0.44%	0.76%	0.72%	0.40%
Portfolio turnover rate	86%	78%	65%	73%	50%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 111

Financial highlights |	TIAA-CREF Mutual Funds	continued

	Growth & Income Fund

	For the Years Ended December 31,

	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$12.81	$12.20	$11.30	$9.09	$12.07

Gain (loss) from investment operations:
Net investment income (a)	0.19	0.15	0.17	0.12	0.10
Net realized and unrealized gain (loss) on total investments	1.94	0.61	0.90	2.21	(2.98)

Total gain (loss) from investment operations	2.13	0.76	1.07	2.33	(2.88)

Less distributions from:
Net investment income	(0.20)	(0.15)	(0.17)	(0.12)	(0.10)

Total distributions	(0.20)	(0.15)	(0.17)	(0.12)	(0.10)

Net asset value, end of year	$14.74	$12.81	$12.20	$11.30	$9.09

TOTAL RETURN	16.72%	6.26%	9.55%	25.83%	(23.86)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$549,229	$515,065	$538,266	$551,444	$496,843
Ratio of expenses to average net assets before expense waiver	0.43%	0.43%	0.43%	0.43%	0.82	%(b)
Ratio of expenses to average net assets after expense waiver	0.43%	0.43%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	1.42%	1.21%	1.48%	1.21%	0.99%
Portfolio turnover rate	107%	183%	75%	141%	112%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

112 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights | TIAA-CREF Mutual Funds	continued

	Equity Index Fund

	For the Years Ended December 31,

	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.96	$8.59	$7.90	$6.23	$8.05

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.13	0.13	0.10	0.10
Net realized and unrealized gain (loss) on total investments	1.23	0.37	0.79	1.81	(1.83)

Total gain (loss) from investment operations	1.38	0.50	0.92	1.91	(1.73)

Less distributions from:
Net investment income	(0.15)	(0.13)	(0.14)	(0.09)	(0.09)
Net realized gains	(0.15)	(0.00) (c)	(0.09)	(0.15)	—

Total distributions	(0.30)	(0.13)	(0.23)	(0.24)	(0.09)

Net asset value, end of year	$10.04	$8.96	$8.59	$7.90	$6.23

TOTAL RETURN	15.42%	5.84%	11.68%	30.67%	(21.52)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$395,511	$365,753	$356,729	$338,188	$139,872
Ratio of expenses to average net assets before expense waiver	0.26%	0.26%	0.26%	0.26%	0.63	%(b)
Ratio of expenses to average net assets after expense waiver	0.26%	0.26%	0.26%	0.26%	0.26%
Ratio of net investment income to average net assets	1.54%	1.52%	1.65%	1.49%	1.40%
Portfolio turnover rate	7%	8%	15%	17%	4%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

(c)	Amount represents less than $(0.01) per share.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 113

Financial highlights |	TIAA-CREF Mutual Funds	continued

	Social Choice Equity Fund

	For the Years Ended December 31,

	2006	2005		2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.67	$9.19		$8.28	$6.47	$8.28

Gain (loss) from investment operations: Net investment income (a)	0.15	0.13		0.14	0.10	0.10
Net realized and unrealized gain (loss) on total investments	1.21	0.47		0.89	1.83	(1.82)

Total gain (loss) from investment operations	1.36	0.60		1.03	1.93	(1.72)

Less distributions from:
Net investment income	(0.16)	(0.12)		(0.12)	(0.12)	(0.09)
Net realized gains	(0.28)	—		—	—	—

Total distributions	(0.44)	(0.12)		(0.12)	(0.12)	(0.09)

Net asset value, end of year	$10.59	$9.67		$9.19	$8.28	$6.47

TOTAL RETURN	14.08%	6.52%		12.46%	29.87%	(20.71)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$164,956	$158,921		$119,083	$70,192	$67,731
Ratio of expenses to average net assets before expense waiver	0.27%	0.28	%(c)	0.27%	0.27%	0.65	%(b)
Ratio of expenses to average net assets after expense waiver	0.27%	0.28	%(c)	0.27%	0.27%	0.27%
Ratio of net investment income to average net assets	1.49%	1.43%		1.70%	1.46%	1.33%
Portfolio turnover rate	20%	7%		6%	11%	29%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

(c)	Includes 0.01% of overdraft charges included in interest expense.

114 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights |	TIAA-CREF Mutual Funds	continued

	Managed Allocation Fund

	For the Years Ended December 31,

	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$11.37	$11.13	$10.41	$8.87	$10.50

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.28	0.26	0.25	0.26
Net realized and unrealized gain
(loss) on total investments	1.02	0.30	0.84	1.72	(1.52)

Total gain (loss) from investment operations	1.34	0.58	1.10	1.97	(1.26)

Less distributions from:
Net investment income	(0.45)	(0.34)	(0.38)	(0.43)	(0.34)
Net realized gains	(0.37)	—	—	—	(0.03)

Total distributions	(0.82)	(0.34)	(0.38)	(0.43)	(0.37)

Net asset value, end of year	$11.89	$11.37	$11.13	$10.41	$8.87

TOTAL RETURN	11.94%	5.24%	10.70%	22.45%	(12.09)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$568,615	$531,621	$497,145	$397,992	$287,473
Ratio of expenses to average net assets (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets (b)	2.75%	2.54%	2.46%	2.56%	2.68%
Portfolio turnover rate	11%	33%	10%	37%	12%

(a)	Based on average shares outstanding.

(b)	The Fund’s expenses do not include the expenses of the Underlying Funds.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 115

Financial highlights | TIAA-CREF Mutual Funds	continued

	High-Yield Bond Fund

	For the Years Ended December 31,

	2006	2005		2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.07	$9.48		$9.32	$8.20	$8.94

Gain (loss) from investment operations:
Net investment income (a)	0.68	0.66		0.66	0.72	0.78
Net realized and unrealized gain (loss) on total investments	0.16	(0.42)		0.16	1.12	(0.75)

Total gain from investment operations	0.84	0.24		0.82	1.84	0.03

Less distributions from:
Net investment income	(0.69)	(0.65)		(0.66)	(0.72)	(0.77)

Total distributions	(0.69)	(0.65)		(0.66)	(0.72)	(0.77)

Net asset value, end of year	$9.22	$9.07		$9.48	$9.32	$8.20

TOTAL RETURN	9.68%	2.72%		9.16%	23.24%	0.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$287,932	$280,253		$279,276	$228,324	$103,939
Ratio of expenses to average net assets before expense waiver	0.34%	0.35	%(c)	0.34%	0.34%	0.72	%(b)
Ratio of expenses to average net assets after expense waiver	0.34%	0.35	%(c)	0.34%	0.34%	0.34%
Ratio of net investment income to average net assets	7.45%	7.16%		7.14%	8.13%	9.17%
Portfolio turnover rate	81%	72%		42%	42%	74%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

(c)	Includes 0.01% of overdraft charges included in interest expense.

116 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights | TIAA-CREF Mutual Funds	continued

	Short-Term Bond Fund

	For the Years Ended December 31,

	2006	2005		2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.33	$10.55		$10.69	$10.76	$10.48

Gain (loss) from investment operations:
Net investment income (a)	0.46	0.38		0.31	0.32	0.46
Net realized and unrealized gain (loss) on total investments	(0.02)	(0.23)		(0.13)	0.05	0.33

Total gain from investment operations	0.44	0.15		0.18	0.37	0.79

Less distributions from:
Net investment income	(0.47)	(0.37)		(0.30)	(0.32)	(0.45)
Net realized gains	—	(0.00	)(d)	(0.02)	(0.12)	(0.06)

Total distributions	(0.47)	(0.37)		(0.32)	(0.44)	(0.51)

Net asset value, end of year	$10.30	$10.33		$10.55	$10.69	$10.76

TOTAL RETURN	4.39%	1.47%		1.73%	3.51%	7.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$190,897	$210,995		$239,108	$211,083	$149,001
Ratio of expenses to average net assets before expense waiver	0.30%	0.31	%(c)	0.30%	0.30%	0.63	%(b)
Ratio of expenses to average net assets after expense waiver	0.30%	0.31	%(c)	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	4.44%	3.62%		2.87%	3.00%	4.32%
Portfolio turnover rate	135%	189%		118%	176%	157%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

(c)	Includes 0.01% of overdraft charges included in interest expense.

(d)	Amount represents less than $(0.01) per share.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 117

Financial highlights | TIAA-CREF Mutual Funds	continued

	Tax-Exempt Bond Fund

	For the Years Ended December 31,

	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.72	$10.93	$10.92	$10.92	$10.38

Gain (loss) from investment operations:
Net investment income (a)	0.41	0.38	0.39	0.42	0.44
Net realized and unrealized gain (loss) on total investments	0.05	(0.15)	0.09	0.21	0.65

Total gain from investment operations	0.46	0.23	0.48	0.63	1.09

Less distributions from:
Net investment income	(0.41)	(0.38)	(0.38)	(0.42)	(0.43)
Net realized gains	—	(0.06)	(0.09)	(0.21)	(0.12)

Total distributions	(0.41)	(0.44)	(0.47)	(0.63)	(0.55)

Net asset value, end of year	$10.77	$10.72	$10.93	$10.92	$10.92

TOTAL RETURN	4.37%	2.12%	4.55%	5.87%	10.70%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$195,537	$200,455	$194,665	$168,380	$146,496
Ratio of expenses to average net assets before expense waiver	0.30%	0.30%	0.30%	0.30%	0.64	%(b)
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	3.81%	3.51%	3.54%	3.79%	4.06%
Portfolio turnover rate	65%	90%	57%	157%	264%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

118 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights | TIAA-CREF Mutual Funds	continued

	Bond Plus Fund

	For the Years Ended December 31,

	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.13	$10.33	$10.32	$10.52	$10.18

Gain (loss) from investment operations:
Net investment income (a)	0.49	0.43	0.40	0.40	0.53
Net realized and unrealized gain (loss) on total investments	(0.07)	(0.18)	0.04	0.05	0.51

Total gain from investment operations	0.42	0.25	0.44	0.45	1.04

Less distributions from:
Net investment income	(0.49)	(0.44)	(0.40)	(0.40)	(0.52)
Net realized gains	—	(0.01)	(0.03)	(0.25)	(0.18)

Total distributions	(0.49)	(0.45)	(0.43)	(0.65)	(0.70)

Net asset value, end of year	$10.06	$10.13	$10.33	$10.32	$10.52

TOTAL RETURN	4.34%	2.42%	4.29%	4.38%	10.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$475,571	$483,417	$469,009	$426,440	$370,654
Ratio of expenses to average net assets before expense waiver	0.30%	0.30%	0.30%	0.30%	0.67	%(b)
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	4.93%	4.24%	3.87%	3.78%	5.10%
Portfolio turnover rate	181%	234%	104%	140%	244%

(a)           Based on average shares outstanding.

(b)           Waiver was eliminated effective October 1, 2002.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Annual Report	| 119

Financial highlights | TIAA-CREF Mutual Funds	concluded

	Money Market Fund

	For the Years Ended December 31,

	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Gain (loss) from investment operations net investment income (a)	0.05	0.03	0.01	0.01	0.02

Total gain from investment operations	0.05	0.03	0.01	0.01	0.02

Less distributions from net investment income	(0.05)	(0.03)	(0.01)	(0.01)	(0.02)

Total distributions	(0.05)	(0.03)	(0.01)	(0.01)	(0.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	4.89%	3.02%	1.13%	0.93%	1.64%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$701,708	$629,028	$600,695	$622,233	$696,452
Ratio of expenses to average net assets before expense waiver	0.29%	0.29%	0.29%	0.29%	0.67	%(b)
Ratio of expenses to average net assets after expense waiver	0.29%	0.29%	0.29%	0.29%	0.29%
Ratio of net investment income to average net assets	4.78%	2.98%	1.11%	0.93%	1.62%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

120 |	2006 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements | TIAA-CREF Mutual Funds

Note 1—significant accounting policies

TIAA-CREF Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on January 13, 1997, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as an open-end management investment company. The Funds currently consist of eleven series.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost. Investments in other registered investment companies are valued at their net asset value. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time). The market value of the underlying Funds is based on their net asset values as of the close of business on the valuation date. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in

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determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in underlying funds are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Dividends and distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Distributions received from Real Estate Investment Trusts (“REITs”) are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, realized gains and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by each REIT, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported.

Mortgage dollar roll transactions: The Funds may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery and contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Funds’ policy is to record the dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

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Notes to financial statements	continued

Loan participations and commitments: High-Yield Bond Fund may invest in loan participations. When a Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty non-performance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the year ended December 31, 2006.

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Notes to financial statements	continued

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Bond Plus Fund and Short-Term Bond Fund invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index. The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the

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Notes to financial statements	continued

Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, for the Bond Plus, Short-Term Bond, Tax-Exempt Bond and High-Yield Bond Funds are declared and paid monthly; for the Growth & Income and Managed Allocation Funds distributions are declared and paid quarterly; for the Growth Equity, International Equity, Social Choice Equity and Equity Index Funds distributions are declared and paid annually; and for the Money Market Fund distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds to the extent they exceed capital loss carryovers.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

Furthermore, the Tax-Exempt Bond Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Tax-Exempt Bond Fund.

For the year ended December 31, 2006, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, capital gain distributions from the underlying funds, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Transactions with affiliates: The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

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Notes to financial statements	continued

Income and expenses: Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums using the effective yield method.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred.

Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—management agreement

Teachers Advisors, Inc. (“Advisors”), a wholly owned subsidiary of TIAA and a registered investment adviser, provides investment advisory services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds. Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management and administration of the Funds’ net assets, based on the average daily net assets of each Fund. During the year ended December 31, 2006, Advisors received the following annualized percentages of each Fund’s average daily net assets:

Fund	Investment Management Fee

International Equity	0.49%
Growth Equity	0.45
Growth & Income	0.43
Equity Index	0.26
Social Choice Equity	0.27
Managed Allocation	0.00
High-Yield Bond	0.34
Short-Term Bond	0.30
Tax-Exempt Bond	0.30
Bond Plus	0.30
Money Market	0.29

Advisors will not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the Funds in which the Managed Allocation Fund invests. Total investment management fees incurred for each Fund for the year ended December 31, 2006, are reflected in the Statements of operations.

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Notes to financial statements	continued

The Funds publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc., a wholly owned subsidiary of TIAA and a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

The Trustees of Funds, all of whom are independent, receive remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. TIAA overseas the administration and recordkeeping of these deferred compensation plans on behalf of the Funds.

Note 3—investments

At December 31, 2006, net unrealized appreciation (depreciation) based on aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International Equity	$444,577,766	$93,274,425	$(2,857,634)	$90,416,791
Growth Equity	460,136,530	69,438,178	(10,756,128)	58,682,050
Growth & Income	461,424,764	90,221,755	(2,363,885)	87,857,870
Equity Index	294,569,284	117,580,101	(16,884,180)	100,695,921
Social Choice Equity	140,071,216	32,992,886	(8,055,931)	24,936,955
Managed Allocation	549,402,172	37,358,780	(17,869,954)	19,488,826
High-Yield Bond	275,456,766	6,771,420	(1,735,087)	5,036,333
Short-Term Bond	189,206,133	416,387	(1,438,680)	(1,022,293)
Tax-Exempt Bond	191,877,898	2,391,341	(330,989)	2,060,352
Bond Plus	506,341,787	2,534,160	(4,730,587)	(2,196,427)

At December 31, 2006, the following Fund held open futures contracts:

Fund	Futures Contracts	Number of Contracts	Market Value	Expiration Date	Unrealized Appreciation

Equity Index	E-mini S&P 500 Index	1	$71,420	March 2007	$376

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Notes to financial statements	continued

The following is information about the holdings of the Managed Allocation Fund in the other Funds and TIAA-CREF Institutional Mutual Funds, which are also managed by Advisors, as of December 31, 2006:

	Number of Shares Held in Fund	% of Total Shares Outstanding in the Underlying Fund

TIAA-CREF Mutual Funds:
International Equity	5,574,287	14.52%
Growth Equity	11,873,847	23.05
High-Yield Bond	1,546,036	4.95
Short-Term Bond	811,389	4.38
Bond Plus	20,594,507	43.57
Money Market	133,050	0.02

TIAA-CREF Institutional Mutual Funds:
Large-Cap Value – Retail Class	7,627,322	55.64
Small-Cap Equity – Retail Class	1,414,472	23.01
Real Estate Securities – Retail Class	24,105	0.18

The Bond Plus Fund owned 416,505 shares of the High-Yield Bond Fund, representing 1.33% of High-Yield Bond Fund’s total shares outstanding.

For the year ended December 31, 2006, purchases and sales proceeds of investments, other than short-term investments, were as follows:

Fund	Non-Government Purchases	Government Purchases	Non-Government Sales	Government Sales

International Equity	$734,179,690	$—	$746,205,930	$—
Growth Equity	457,435,314	—	515,030,796	—
Growth & Income	559,734,718	—	599,699,530	—
Equity Index	28,072,082	—	46,468,925	—
Social Choice Equity	33,158,809	—	45,549,179	—
Managed Allocation	67,920,070	—	62,857,168	—
High-Yield Bond	222,869,104	—	219,884,104	—
Short-Term Bond	54,834,433	197,064,999	74,997,980	200,425,744
Tax-Exempt Bond	124,390,355	—	124,351,574	—
Bond Plus	91,994,221	755,005,892	86,989,106	762,843,375

128 |	2006 Annual Report TIAA-CREF Mutual Funds

Notes to financial statements	continued

Note 4—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2006 and 2005, were as follows:

	2006			2005

Fund	Ordinary Income	Long-Term Capital Gain	Total	Ordinary Income	Long-Term Capital Gain	Total

International Equity	$23,466,935	$29,523,930	$52,990,865	$5,854,549	$—	$5,854,549
Growth Equity	3,142,791	—	3,142,791	2,346,613	—	2,346,613
Growth & Income	7,456,740	—	7,456,740	6,099,920	—	6,099,920
Equity Index	5,969,568	5,521,194	11,490,762	5,351,534	25,616	5,377,150
Social Choice Equity	2,497,455	4,118,303	6,615,758	1,944,481	—	1,944,481
Managed Allocation	20,807,127	16,687,660	37,494,787	15,509,384	—	15,509,384
High-Yield Bond	21,471,959	—	21,471,959	19,643,500	—	19,643,500
Short-Term Bond	9,166,523	—	9,166,523	7,912,497	7,931	7,920,428
Tax-Exempt Bond*	7,521,263	—	7,521,263	7,096,421	971,494	8,067,915
Bond Plus	23,344,960	—	23,344,960	20,278,949	434,599	20,713,548
Money Market	32,224,439	—	32,224,439	18,075,391	—	18,075,391

*	Includes ordinary income that will not be taxable for federal income tax purposes in 2006 and 2005 of $7,513,524 and $7,000,115 respectively.

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryover	Post- October Losses	Total

International Equity	$8,340,294	$4,489,316	$90,441,266	$—	$(69,897)	$103,200,979
Growth Equity	83,635	—	58,681,689	(328,889,691)	—	(270,124,367)
Growth & Income	155,622	—	87,861,406	(70,479,601)	—	17,537,427
Equity Index	—	—	100,695,921	—	(13,825)	100,682,096
Social Choice Equity	—	—	24,936,956	—	(963,089)	23,973,867
Managed Allocation	1,326,968	8,572,895	19,488,826	—	—	29,388,689
High-Yield Bond	—	—	5,036,333	(3,911,250)	(29,458)	1,095,625
Short-Term Bond	—	—	(1,022,293)	(4,876,904)	(263,389)	(6,162,586)
Tax-Exempt Bond	4,825	—	2,060,352	(611,419)	—	1,453,758
Bond Plus	20,492	—	(2,196,428)	(4,903,461)	(135,305)	(7,214,702)
Money Market	396	—	—	(10,430)	—	(10,034)

The difference between book basis and tax basis net investment income, net realized gains and losses and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and futures contracts, adjustments for REIT distributions, and the use of capital loss carryovers.

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Notes to financial statements	continued

At December 31, 2006, the following Funds had capital loss carryovers, which will expire as follows:

	Date of Expiration

Fund	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14	Total

Growth Equity	$127,399,836	$129,325,246	$60,601,952	$9,870,740	$1,691,917	$—	$328,889,691
Growth & Income	—	31,136,828	39,342,773	—	—	—	70,479,601
High-Yield Bond	—	76,784	3,834,466	—	—	—	3,911,250
Short-Term Bond	—	—	—	—	2,271,167	2,605,737	4,876,904
Tax-Exempt Bond	—	—	—	—	—	611,419	611,419
Bond Plus	—	—	—	—	—	4,903,461	4,903,461
Money Market	—	—	1,276	—	8,935	219	10,430

For the year ending December 31, 2006, the International Equity Fund, Growth Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, and High-Yield Bond Fund utilized $18,961,972, $20,307,701, $19,954,581, $1,787,060, $649,733, and $615,535, respectively, of their capital loss carryover available from prior years.

Note 5—line of credit

Each of the Funds, except the Short-Term Bond, Bond Plus and Money Market Funds, participated in a $1.75 billion committed revolving credit facility dated August 8, 2005, which was replaced by a new agreement dated August 7, 2006.

Under the new agreement each of the Funds, except the Short-Term Bond, Bond Plus and Money Market Funds, participate in a $1.5 billion committed revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by Advisors. Interest associated with any borrowing under the facility is charged to Advisors at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended December 31, 2006 there were no borrowings under this credit facility by the Funds.

Note 6—securities lending

On July 27, 2006, the Funds entered into a four-year agreement with State Street Bank and Trust Company to engage in securities lending transactions. Under the terms of the agreement, the Funds may lend portfolio securities to qualified borrowers consisting of financial institutions and brokers. By lending such securities, the Funds will attempt to increase their net investment income through the receipt of interest on collateral (after rebates and fees). The loans will be secured by collateral equal to at least 102% of the market value of the securities loaned for U.S. securities and 105% of the market value of the securities loaned for

130 |	2006 Annual Report TIAA-CREF Mutual Funds

Notes to financial statements	continued

foreign securities. All cash collateral will be invested in the State Street Bank Navigator Securities Lending Prime Portfolio, a Rule 2a-7 money market fund, registered under the Investment Company Act of 1940. The risk of borrower default will be borne by State Street Bank. As of December 31, 2006, none of the Funds have yet engaged in such securities lending.

Note 7—new accounting pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including what jurisdiction the entity may be taxable in), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In September 2006, FASB issued Statement of Accounting Standards No. 157, “Fair Value Measurement” (“FAS 157”). This new standard applies to all entities that follow U.S. GAAP, including mutual funds, and their valuation techniques for assets and liabilities. FAS 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the financial statements.

Note 8—subsequent event

The Funds’ Board of Trustees has approved a plan to reorganize each of the Funds into corresponding funds of the TIAA-CREF Institutional Mutual Funds, for which Teachers Advisors, Inc. also serves as investment advisor. These reorganizations are subject to approval by the Funds’ shareholders at a special meeting scheduled to be held on April 3, 2007. If approved by the shareholders, the mergers are expected to occur in the second quarter of 2007. In contemplation of this reorganization, the Board of Trustees closed the Funds to new investors effective April 28, 2006.

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132 |	2006 Annual Report TIAA-CREF Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
TIAA-CREF Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments (portfolio of investments for Managed Allocation Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Fund, Growth Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, Managed Allocation Fund, High-Yield Bond Fund, Short-Term Bond Fund, Tax-Exempt Bond Fund, Bond Plus Fund and Money Market Fund (constituting the TIAA-CREF Mutual Funds, hereafter referred to as the “Funds”) at December 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods in the three year period ended December 31, 2004 were audited by other auditors whose report dated February 25, 2005 expressed an unqualified opinion on those financial highlights.

/s/ PricewaterhouseCoopers LLP
___________________________________________

PricewaterhouseCoopers LLP
New York, New York
February 28, 2007

TIAA-CREF Mutual Funds 2006 Annual Report	| 133

Management | Trustees and officers of the TIAA-CREF Mutual Funds (unaudited)

Below are the current TIAA-CREF Mutual Funds board of trustees and officers:

DISINTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired. Partner (1990-2005) and Head of Global Product Management (2003-2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	66

Director and member of the Investment Committee, the Maine Coast Heritage Trusts and the Boston Athaneum; Investment Committee member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace.

Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	Indefinite term. Trustee since 2005.	President, and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	66	None

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	66	None

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Chairman of the Board, Trustee	Indefinite term. Trustee since 2001.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment advisor). Formerly, President and Managing Principal, Windermere Investment Associates (1997-June 2006), Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997) and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993-1997).	66	Director and Chairman of the Okabena Company (financial services).

134 |	2006 Annual Report TIAA-CREF Mutual Funds

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch(since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000-2001). Chief Executive Officer (1995-2001); President (1991-2000); and Chief Operating Officer (1989-1995) of that firm.	66	Director, J Sainsbury plc (food retailer), Prudential plc, International Advisory Board, British-American Business Council and Federal National Mortgage Association (Fannie Mae).

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	Head (since 2006) and Associate Head (1994-2000 and 2001–2006) Economics Department, Massachusetts Institute of Technology (MIT), Mitsui Professor of Economics, MIT (1996-present). Program Director, National Bureau of Economic Research (1990-present).	66	The Jeffrey Company (unregistered investment company)

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	66	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.

Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002-present), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (2000-present); Professor, University of Texas at Austin (1987-present); Fellow, Financial Management Association (2002-present). Associate Dean for Research (2001-2002), Associate Director of Research, the Center for International Business Education and Research, University of Texas at Austin (2002-2003) and Director of the Bureau of Business Research, University of Texas at Austin (2001-2002).

				66	None

TIAA-CREF Mutual Funds 2006 Annual Report	| 135

Management | Trustees and officers of the TIAA-CREF Mutual Funds (unaudited)	continued

OFFICERS

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/28/49	Vice President	One-year term. Vice President since 2004.

Vice President and Treasurer of TIAA, CREF and TIAA Separate Account VA-1 (since 2004), Vice President (since 2004) and Treasurer (2004-2/2007) of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (these investment companies, along with CREF and TIAA Separate Account VA-1, are collectively referred to as the “TIAA-CREF Funds Complex”). Formerly, Second Vice President and Associate Treasurer (1998-2003) of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and TCT Holdings, Inc.

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since February 2007.

Principal Executive Officer and President of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA- CREF Life Funds (since 2/2007); Executive Vice President (since 1999) of TIAA, CREF and TIAA Separate Account VA-1, and Head of Asset Management (since 2006). Executive Vice President of the TIAA-CREF Funds Complex (2006-2/2007). Director of TPIS (since 2006) and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors, and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004-2006), Chief Investment Officer of TIAA (2004-2006) and the TIAA-CREF Funds Complex (2003-2005) and Executive Vice President of CREF Investments (since 1997).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since February 2007.

Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds (since 2/2007). Formerly Funds Treasurer (2006-2/2007) of TIAA-CREF Funds Complex; Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and Senior Vice and Chief Communications Officer for Insurance Information Institute (1993-2001).

136 |	2006 Annual Report TIAA-CREF Mutual Funds

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/7/49	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 2001.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds Complex (since 1999).

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/20/57	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds Complex (since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000-2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company (1997-2000).

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/17/53	Executive Vice President and General Counsel	One-year term. Executive Vice President and General Counsel since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997-2003).

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/18/56	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999-2003); and Head and Deputy Head of Global Market Risk Management (1997-1999).

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/4/57	Executive Vice President	One-year term. Executive Vice President since 2001.

Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Funds Complex (since 2006). President, Chief Executive Officer and Manager of Services (since 2003). Formerly, Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds Complex (2003-2005); Director of TPIS, Tuition Financing and TIAA-CREF Life (2003-2006). Formerly, Executive Vice President, Retirement Services, CREF and TIAA (2000-2003); Vice President, Eastern Division (1994-2000).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One year term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds Complex (since 2003). Formerly Director, TIAA-CREF Life (2003-2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999-2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998-1999).

TIAA-CREF Mutual Funds 2006 Annual Report	| 137

Management |	Trustees and officers of the TIAA-CREF Mutual Funds (unaudited)	concluded

OFFICERS—concluded

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Eric C. Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 7/31/48	Vice President and Acting Chief Compliance Officer	One year-term. Vice President and Acting Chief Compliance Officer since 2005.

Vice President and Acting Chief Compliance Officer of the TIAA-CREF Funds Complex (since 2005). Vice President of Investment Management and Advisors (since 2006). Formerly, Vice President and Acting Chief Compliance Officer of Tuition Financing and Chief Compliance Officer, Advisors and Services (2005-2006), Vice President and Compliance Officer of TIAA (2004-2005); First Vice President and Manager of Compliance and Centralized Trust Functions, Private Banking Division Comerica Incorporated (2001-2004); and Manager of Compliance and Regulatory Affairs, Investment Bank Division, Comerica Incorporated (1993-2001).

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2001.

Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Funds Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and TIAA-CREF Funds Complex (2000-2005); President and Chief Executive Officer, Horizon Mercy(1996-2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly Senior Vice President, Pension Products (2003-2006), Vice President, Support Services (1998- 2003), of TIAA and the TIAA-CREF Funds Complex.

The Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, upon request, by calling 800 223-1200.

138 |	2006 Annual Report TIAA-CREF Mutual Funds

Important tax information (unaudited)

For the fiscal year ended December 31, 2006, the Funds designated the following amounts (or the maximum allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 Gains	Long Term Capital Gains	Total

International Equity	$—	$29,523,930	$29,523,930
Equity Index	—	5,521,194	5,521,194
Social Choice Equity	—	4,118,303	4,118,303
Managed Allocation	10,623	16,677,037	16,687,660

For the fiscal year ended December 31, 2006, the following Funds designated the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage

International Equity	37.63%
Growth Equity	100.00%
Growth & Income	100.00%
Equity Index	100.00%
Social Choice Equity	100.00%
Managed Allocation	20.31%

TIAA-CREF Mutual Funds 2006 Annual Report	| 139

Important tax information (unaudited)	concluded

For the fiscal year ended December 31, 2006, the following Funds designated the following percentages (or maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth Equity	100.00%
Growth & Income	100.00%
Equity Index	100.00%
Social Choice Equity	100.00%
Managed Allocation	13.83%

The International Equity Fund received income from foreign sources during the year ended December 31, 2006 of $9,676,535 ($0.251983 per share) and paid taxes to foreign countries during the year ended December 31, 2006 of $833,110 ($0.021695 per share).

The Tax-Exempt Bond Fund paid distributions to shareholders during the year ended December 31, 2006 totaling $7,521,263, of which $7,513,524 was exempt from federal income tax and has been designated as Exempt Interest Dividends.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2006, which will be reported in conjunction with your 2006 Form 1099-DIV.

By early 2007, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

140 |	2006 Annual Report TIAA-CREF Mutual Funds

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HOW TO REACH US

TIAA-CREF WEBSITE
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

AUTOMATED TELEPHONE SERVICE
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums.

800 842-2252
24 hours a day, 7 days a week

TELEPHONE COUNSELING CENTER
Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

PLANNING AND SERVICE CENTER
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS

800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF BROKERAGE SERVICES
Self-directed brokerage accounts for investing in stocks, bonds and mutual funds

 800 927-3059
8 a.m. to 6 p.m. ET, Monday–Friday

TIAA-CREF TRUST COMPANY, FSB
Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF TUITION FINANCING, INC.
Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 223-1200 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity Association (TIAA), New York, NY,

and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Brokerage Services is a division of TIAA-CREF Individual & Institutional Services, LLC, member NASD/SIPC. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2007 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper	A10841
C37737	2/07

Item 2. Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Mutual Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee.

3(b) Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PricewaterhouseCoopers for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended December 31, 2005 and December 31, 2006, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $514,600 and $383,000, respectively.

4(b) Audit Related Fees.

For the fiscal years ended December 31, 2005 and December 31, 2006, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended December 31, 2005 and December 31, 2006, the Audit-Related Fees billed by PwC to Teachers Advisors, Inc. (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $544,000 and $834,000, respectively.

4(c) Tax Fees.

For the fiscal years ended December 31, 2005 and December 31, 2006, PwC’s aggregate fees for tax services billed to the Registrant were $31,600 and $33,400.

For the fiscal years ended December 31, 2005 and December 31, 2006, the Tax Fees billed by PwC to the Fund Service Providers were $10,000 and $10,000, respectively.

4(d) All Other Fees.

For the fiscal years ended December 31, 2005 and December 31, 2006, PwC’s aggregate fees for all other services to the Registrant were $0 and $0, respectively.

For the fiscal years ended December 31, 2005 and December 31, 2006, the Other Fees billed by PwC to the Fund Service Providers were $10,000 and $101,200, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

     The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended December 31, 2005 and December 31, 2006, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $595,600 and $978,600, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

TCMF Semi-Annual filing of Form N-CSR for Annual Period Ended 12-31-06 (2).DOC

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF MUTUAL FUNDS - International Equity Fund

TIAA-CREF MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS
December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.53%
AGRICULTURAL SERVICES - 0.02%
53,900		AWB Ltd	$131,041
		TOTAL AGRICULTURAL SERVICES	131,041

APPAREL AND OTHER TEXTILE PRODUCTS - 0.17%
300,000		Toyobo Co Ltd	905,004
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	905,004

BUSINESS SERVICES - 3.05%
175,167		Adecco S.A.	11,967,708
182		COSCO Pacific Ltd	427
186		NTT Data Corp	931,524
26,000		Secom Co Ltd	1,348,011
160,873		WPP Group plc	2,174,981
		TOTAL BUSINESS SERVICES	16,422,651

CHEMICALS AND ALLIED PRODUCTS - 8.81%
118,000		Air Water, Inc	1,253,325
577	*	Arkema	29,652
541,285		Bayer AG.	29,052,403
42,562		Dr Reddy's Laboratories Ltd	780,079
203,200	*	Dyno Nobel Ltd	381,741
35,100		JSR Corp	908,432
44,000		Kaken Pharmaceutical Co Ltd	343,481
27,500		Kuraray Co Ltd	324,440
215,000		Nippon Paint Co Ltd	1,127,348
53,000		Nippon Shokubai Co Ltd	563,380
114,366		Reckitt Benckiser plc	5,226,445
27,885		Shin-Etsu Chemical Co Ltd	1,867,514
58,122		Takeda Pharmaceutical Co Ltd	3,990,225
164,000		Teijin Ltd	1,010,142
21,000		Tsumura & Co	490,568
		TOTAL CHEMICALS AND ALLIED PRODUCTS	47,349,175

COAL MINING - 0.09%
386,000	*	China Coal Energy Co	250,607
6,800		Sasol Ltd (ADR)	250,920
		TOTAL COAL MINING	501,527

COMMUNICATIONS - 1.48%
32,000	*	China Communications Services Corp Ltd	18,266
371		KDDI Corp	2,515,835
18,230		News Corp	409,390
202		Nippon Telegraph & Telephone Corp	994,681
281,414		Royal KPN NV	4,000,830
		TOTAL COMMUNICATIONS	7,939,002

DEPOSITORY INSTITUTIONS - 9.01%
81,925		Australia & New Zealand Banking Group Ltd	1,824,263
163,000	*	China Merchants Bank Co Ltd	345,351

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
285		DBS Group Holdings Ltd	$4,200
15,458		ICICI Bank Ltd (ADR)	645,217
2,500,000	*	Industrial & Commercial Bank of China	1,552,396
102,293		Julius Baer Holding AG.	11,266,082
7,000	v*	Kazkommertsbank (GDR)	161,700
448		Mitsubishi UFJ Financial Group, Inc	5,533,885
350		Mizuho Financial Group. Inc	2,499,895
633,700		Nordea Bank AB	9,765,679
53,673		Societe Generale (A Shares)	9,111,409
306		Sumitomo Mitsui Financial Group, Inc	3,137,011
205,000		Sumitomo Trust & Banking Co Ltd	2,149,826
139,200	*	Yes Bank Ltd	423,167
		TOTAL DEPOSITORY INSTITUTIONS	48,420,081

ELECTRIC, GAS, AND SANITARY SERVICES - 4.15%
642,578		Fortum Oyj	18,287,878
193,845		Hong Kong & China Gas Ltd	436,122
3,171,000		Xinao Gas Holdings Ltd	3,587,519
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	22,311,519

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 2.51%
35,430		Advantest Corp	2,030,441
65,506		Crompton Greaves Ltd	309,030
7,800		Fanuc Ltd	768,169
4,500		Hirose Electric Co Ltd	510,861
38,800		Hitachi Maxell Ltd	578,715
36,600		Hoya Corp	1,427,032
15,600		Kyocera Corp	1,470,795
9,100	*	NEC Electronics Corp	266,106
15,000		NGK Spark Plug Co Ltd	282,341
5,300		Rohm Co Ltd	527,751
77,470		Satyam Computer Services Ltd	846,114
66,700		Sony Corp	2,858,451
18,800		Sumco Corp	1,589,244
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	13,465,050

FABRICATED METAL PRODUCTS - 0.08%
38,629		Tata Steel Ltd	420,896
		TOTAL FABRICATED METAL PRODUCTS	420,896

FOOD AND KINDRED PRODUCTS - 7.10%
33,000		Ajinomoto Co, Inc	436,192
132,620		Bajaj Hindusthan Ltd	659,055
14,100	*	Cosan SA Industria e Comercio	295,001
125,005		Groupe Danone	18,943,402
116,000		Meiji Seika Kaisha Ltd	554,632
86,000		Nichirei Corp	482,013
215,000		Nippon Formula Feed Manufacturing Co Ltd	312,550
617,000		Nisshin Oillio Group Ltd	4,007,739
112,000		Nosan Corp	287,988
343,000		Olam International Ltd	476,342
156,000		PT Astra Agro Lestari Tbk	218,558
429,900		Sampo Oyj (A Shares)	11,508,642
432		Swire Pacific Ltd (A Shares)	4,640
		TOTAL FOOD AND KINDRED PRODUCTS	38,186,754

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
FOOD STORES - 0.20%
56,242		Woolworths Ltd	$1,061,027
		TOTAL FOOD STORES	1,061,027

GENERAL BUILDING CONTRACTORS - 1.68%
14,700		Daito Trust Construction Co Ltd	674,442
129,120		Fletcher Building Ltd	1,005,232
147,500		Lend Lease Corp Ltd	2,146,945
137,000		Sekisui Chemical Co Ltd	1,092,500
59,000		Sekisui House Ltd	859,182
5,352,884		Shanghai Forte Land Co	2,394,872
175,000		Shimizu Corp	874,963
		TOTAL GENERAL BUILDING CONTRACTORS	9,048,136

HEALTH SERVICES - 0.26%
892,000	*	Wilmar International Ltd	1,413,242
		TOTAL HEALTH SERVICES	1,413,242

HEAVY CONSTRUCTION, EXCEPT BUILDING - 4.22%
177,378		Vinci S.A.	22,665,422
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	22,665,422

HOLDING AND OTHER INVESTMENT OFFICES - 10.92%
2,629,856	*	Ashmore Group plc	13,323,581
689,722		GEA Group AG.	15,541,620
210,000		iShares MSCI EAFE Index Fund	15,376,200
1,324,983		Man Group Plc	13,561,664
1,221,748		Noble Group Ltd	876,233
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	58,679,298

HOTELS AND OTHER LODGING PLACES - 3.83%
259,761		Accor S.A.	20,128,006
133,160		Indian Hotels Co Ltd	465,278
32,000	*	Shanghai Jin Jiang International Hotels Group Co Ltd	15,345
		TOTAL HOTELS AND OTHER LODGING PLACES	20,608,629

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.09%
64,400		Canon, Inc	3,625,730
34,300		Fuji Photo Film Co Ltd	1,409,411
76,600		Komatsu Ltd	1,554,464
69,000		Konica Minolta Holdings, Inc	974,077
18,800		Melco Holdings, Inc	526,062
108,745		Rheinmetall AG.	8,251,155
36,500		Riso Kagaku Corp	719,234
7,600		SMC Corp	1,078,005
46,000		Sumitomo Heavy Industries Ltd	483,173
34,500		Tokyo Seimitsu Co Ltd	1,629,259
64,800		Toyota Tsusho Corp	1,737,003
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	21,987,573

INSTRUMENTS AND RELATED PRODUCTS - 4.02%
205,100		Phonak Holding AG.	16,327,206
40,546		Tecan Group AG.	2,543,900
69,100		Terumo Corp	2,717,432
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	21,588,538

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
INSURANCE AGENTS, BROKERS AND SERVICE - 0.30%
70,778		QBE Insurance Group Ltd	$1,611,803
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,611,803

INSURANCE CARRIERS - 2.68%
354,000		Aioi Insurance Co Ltd	2,498,719
388,299		AMP Ltd	3,095,677
48,000		Insurance Australia Group Ltd	240,593
20,500		Millea Holdings, Inc	723,499
95,000		Nipponkoa Insurance Co Ltd	770,346
10,200		T&D Holdings, Inc	674,543
23,687		Zurich Financial Services AG.	6,376,148
		TOTAL INSURANCE CARRIERS	14,379,525

LUMBER AND WOOD PRODUCTS - 0.08%
1,432,000	*	Sumalindo Lestari Jaya Tbk PT	433,891
		TOTAL LUMBER AND WOOD PRODUCTS	433,891

METAL MINING - 2.84%
206,835		BHP Billiton Ltd	4,130,594
7,200		Cameco Corp	291,420
39,434		MMC Norilsk Nickel (ADR)	6,230,572
19,700		Newcrest Mining Ltd	409,746
343,019		Oxiana Ltd	858,312
62,260	*	Paladin Resources Ltd	437,388
35,286	*	Polyus Gold (ADR)	1,711,371
13,702		Rio Tinto Ltd	803,601
21,000	*	Zhaojin Mining Industry Co Ltd	41,901
24,806		Zinifex Ltd	367,918
		TOTAL METAL MINING	15,282,823

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.21%
735,601		Futuris Corp Ltd	1,143,870
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,143,870

MISCELLANEOUS RETAIL - 0.10%
85,000		Origin Energy Ltd	554,871
		TOTAL MISCELLANEOUS RETAIL	554,871

NONDEPOSITORY INSTITUTIONS - 5.37%
756,815	*	Collins Stewart plc	3,763,848
13,000		Credit Saison Co Ltd	447,880
173,860		Deutsche Postbank AG.	14,681,307
5,363		Hypo Real Estate Holding AG.	337,971
756,815	*	Tullett Prebon plc	9,631,895
		TOTAL NONDEPOSITORY INSTITUTIONS	28,862,901

OIL AND GAS EXTRACTION - 1.26%
47		Inpex Holdings, Inc	386,253
10,600		Japan Petroleum Exploration Co	630,629
14,600	v*	KazMunaiGas Exploration Production (GDR)	357,116
2,231,634		PetroChina Co Ltd (Class H)	3,161,694
20,010		Total S.A.	1,443,530
25,813		Woodside Petroleum Ltd	776,507
		TOTAL OIL AND GAS EXTRACTION	6,755,729

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
PETROLEUM AND COAL PRODUCTS - 1.10%
146,715		ENI S.p.A.	$4,934,721
9,613		Petroleo Brasileiro S.A. (ADR)	990,043
		TOTAL PETROLEUM AND COAL PRODUCTS	5,924,764

PRIMARY METAL INDUSTRIES - 0.49%
301,000		Nippon Steel Corp	1,730,045
69,000		Sumitomo Metal Mining Co Ltd	885,366
		TOTAL PRIMARY METAL INDUSTRIES	2,615,411

RAILROAD TRANSPORTATION - 0.29%
232		East Japan Railway Co	1,549,851
		TOTAL RAILROAD TRANSPORTATION	1,549,851

REAL ESTATE - 1.19%
20		City Developments Ltd	166
97,000		Mitsui Fudosan Co Ltd	2,367,842
1,710		ORIX Corp	495,017
31,977	*	Parsvnath Developers Ltd	331,727
812,000	*	Shui On Land Ltd	708,828
58,000		Sumitomo Realty & Development Co Ltd	1,861,771
37,913		Westfield Group	628,157
		TOTAL REAL ESTATE	6,393,508

SECURITY AND COMMODITY BROKERS - 0.30%
26,044		Macquarie Bank Ltd	1,622,623
		TOTAL SECURITY AND COMMODITY BROKERS	1,622,623

SPECIAL TRADE CONTRACTORS - 0.12%
71,000		Takasago Thermal Engineering Co Ltd	664,031
		TOTAL SPECIAL TRADE CONTRACTORS	664,031

STONE, CLAY, AND GLASS PRODUCTS - 1.80%
200,613		CSR Ltd	593,825
57,471		Holcim Ltd	5,268,372
56,000		Krosaki Harima Corp	223,049
127,000		NGK Insulators Ltd	1,961,481
103,000		Nippon Sheet Glass Co Ltd	482,955
344,000		Sumitomo Osaka Cement Co Ltd	1,124,457
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	9,654,139

TOBACCO PRODUCTS - 0.55%
612		Japan Tobacco, Inc	2,957,019
		TOTAL TOBACCO PRODUCTS	2,957,019

TRANSPORTATION BY AIR - 0.19%
282,000		All Nippon Airways Co Ltd	997,622
		TOTAL TRANSPORTATION BY AIR	997,622

TRANSPORTATION EQUIPMENT - 9.26%
20,100		Denso Corp	797,210
1,074,973	*	Fiat S.p.A.	20,547,303
102,400		Honda Motor Co Ltd	4,044,200
161,426		Keppel Corp Ltd	1,852,386
29,000		Mitsuba Corp	228,579
91,000		NHK Spring Co Ltd	956,607

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
193,000		NSK Ltd	$1,902,349
95,606		Siemens AG.	9,482,984
51,100		Toyota Industries Corp	2,348,784
113,700		Toyota Motor Corp	7,605,159
		TOTAL TRANSPORTATION EQUIPMENT	49,765,561

TRUCKING AND WAREHOUSING - 5.26%
938,526		Deutsche Post AG.	28,296,395
		TOTAL TRUCKING AND WAREHOUSING	28,296,395

WHOLESALE TRADE-DURABLE GOODS - 0.23%
312,000	*	China Communications Construction Co Ltd	308,459
17,900		Sumitomo Corp	267,888
19,533	*	TMK OAO (GDR)	683,655
		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,260,002

WHOLESALE TRADE-NONDURABLE GOODS - 0.22%
30,600		Mitsubishi Corp	575,976
249,000		Sigma Pharmaceuticals Ltd	587,677
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,163,653

		TOTAL COMMON STOCKS
		(Cost $441,974,940)	534,994,557

		TOTAL PORTFOLIO - 99.53%
		(Cost $441,974,940)	534,994,557

		OTHER ASSETS & LIABILITIES, NET - 0.47%	2,535,229

		NET ASSETS - 100.00%	$537,529,786

	*	Non-income producing
	v	Security valued at fair value

		ABBREVIATION:
		ADR - American Depositary Receipt
		GDR - Global Depositary Receipt

TIAA-CREF MUTUAL FUNDS - International Equity Fund

TIAA-CREF MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
Summary of market values by country
December 31, 2006

		% OF
	VALUE	MARKET VALUE
DOMESTIC
UNITED STATES OF AMERICA	$15,785,590	2.95%

TOTAL DOMESTIC	15,785,590	2.95

FOREIGN
AUSTRALIA	23,408,181	4.38
BRAZIL	1,285,044	0.24
CANADA	291,420	0.05
FINLAND	29,796,520	5.57
FRANCE	72,321,420	13.52
GERMANY	105,643,836	19.75
HONG KONG	12,826,428	2.40
INDIA	4,880,561	0.91
INDONESIA	652,449	0.12
ITALY	25,482,024	4.76
JAPAN	112,399,611	21.01
KAZAKHSTAN	357,116	0.07
MALAYSIA	161,700	0.03
NETHERLANDS	4,000,830	0.75
NEW ZEALAND	1,005,232	0.19
RUSSIA	8,625,598	1.61
SINGAPORE	4,622,569	0.86
SOUTH AFRICA	250,920	0.05
SWEDEN	9,765,679	1.82
SWITZERLAND	53,749,415	10.05
UNITED KINGDOM	47,682,414	8.91

TOTAL FOREIGN	519,208,967	97.05

TOTAL PORTFOLIO	$534,994,557	100.00%

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

TIAA-CREF MUTUAL FUNDS
GROWTH EQUITY FUND
STATEMENT OF INVESTMENTS
December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.02%

APPAREL AND ACCESSORY STORES - 0.89%
120,027	*	J Crew Group, Inc	$4,627,041
		TOTAL APPAREL AND ACCESSORY STORES	4,627,041

APPAREL AND OTHER TEXTILE PRODUCTS - 1.06%
71,059		Polo Ralph Lauren Corp	5,518,442
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	5,518,442

BUSINESS SERVICES - 11.47%
259,643	*	Adobe Systems, Inc	10,676,520
14,485	*	Cognizant Technology Solutions Corp (Class A)	1,117,663
76,215	*	eBay, Inc	2,291,785
157,169	*	Electronic Arts, Inc	7,915,031
36,036	*	Google, Inc (Class A)	16,593,857
430,377		Microsoft Corp	12,851,057
315,001	*	Yahoo!, Inc	8,045,126
		TOTAL BUSINESS SERVICES	59,491,039

CHEMICALS AND ALLIED PRODUCTS - 13.31%
179,155		Abbott Laboratories	8,726,640
95,923	*	Amgen, Inc	6,552,500
82,831	*	Genentech, Inc	6,720,079
119,932	*	Gilead Sciences, Inc	7,787,185
177,166	*	Keryx Biopharmaceuticals, Inc	2,356,308
202,797		Monsanto Co	10,652,926
187,710		Procter & Gamble Co	12,064,122
29,100		Roche Holding AG.	5,218,178
176,101		Wyeth	8,967,063
		TOTAL CHEMICALS AND ALLIED PRODUCTS	69,045,001

COMMUNICATIONS - 2.59%
100,517		America Movil S.A. de C.V.(Series L) (ADR)	4,545,379
105,492		AT&T, Inc	3,771,339
23,406	*	Comcast Corp (Class A)	990,776
151,583		Grupo Televisa S.A. (ADR)	4,094,257
		TOTAL COMMUNICATIONS	13,401,751

EATING AND DRINKING PLACES - 1.38%
202,240	*	Starbucks Corp	7,163,341
		TOTAL EATING AND DRINKING PLACES	7,163,341

ELECTRIC, GAS, AND SANITARY SERVICES - 0.81%
147,439		Fortum Oyj	4,196,139
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,196,139

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 16.07%
150,615	*	Apple Computer, Inc	$12,778,177
70,254	*	Broadcom Corp (Class A)	2,269,907
608,274	*	Cisco Systems, Inc	16,624,128
67,979		Cooper Industries Ltd (Class A)	6,147,341
205,591		Emerson Electric Co	9,064,507
35,428		Intel Corp	717,417
226,597	*	Marvell Technology Group Ltd	4,348,396
323,821		Motorola, Inc	6,657,760
106,347		National Semiconductor Corp	2,414,077
104,571	*	Network Appliance, Inc	4,107,549
367,246		Qualcomm, Inc	13,878,226
151,838		Texas Instruments, Inc	4,372,934
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	83,380,419

ENGINEERING AND MANAGEMENT SERVICES - 3.41%
134,643	*	Celgene Corp	7,746,012
37,926		Fluor Corp	3,096,658
172,594		Paychex, Inc	6,824,367
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	17,667,037

FOOD AND KINDRED PRODUCTS - 2.41%
199,826		PepsiCo, Inc	12,499,116
		TOTAL FOOD AND KINDRED PRODUCTS	12,499,116

FURNITURE AND HOME FURNISHINGS STORES - 0.63%
59,431	*	GameStop Corp (Class A)	3,275,242
		TOTAL FURNITURE AND HOME FURNISHINGS STORES	3,275,242

GENERAL MERCHANDISE STORES - 1.96%
165,559		Target Corp	9,445,141
15,877		Wal-Mart Stores, Inc	733,200
		TOTAL GENERAL MERCHANDISE STORES	10,178,341

HEALTH SERVICES - 0.78%
75,483	*	Medco Health Solutions, Inc	4,033,812
		TOTAL HEALTH SERVICES	4,033,812

HOLDING AND OTHER INVESTMENT OFFICES - 0.49%
22,398		Alcon, Inc	2,503,424
708		Hugoton Royalty Trust	17,417
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	2,520,841

HOTELS AND OTHER LODGING PLACES - 1.98%
77,967		Hilton Hotels Corp	2,721,048
120,899		Starwood Hotels & Resorts Worldwide, Inc	7,556,188
		TOTAL HOTELS AND OTHER LODGING PLACES	10,277,236

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.95%
38,767	*	Alstom RGPT	5,255,588
100,502		Applied Materials, Inc	1,854,262
121,449		General Electric Co	4,519,117
134,465		Hewlett-Packard Co	5,538,613

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE
184,073		International Game Technology	$8,504,173
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	25,671,753

INSTRUMENTS AND RELATED PRODUCTS - 4.85%
144,178		Johnson & Johnson	9,518,632
54,882		Medtronic, Inc	2,936,736
142,827	*	St. Jude Medical, Inc	5,221,755
95,474	*	Zimmer Holdings, Inc	7,483,252
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	25,160,375

INSURANCE CARRIERS - 2.73%
90,037		Aetna, Inc	3,887,798
70,877		American International Group, Inc	5,079,046
214,965		Progressive Corp	5,206,452
		TOTAL INSURANCE CARRIERS	14,173,296

LEATHER AND LEATHER PRODUCTS - 1.51%
182,621	*	Coach, Inc	7,845,398
		TOTAL LEATHER AND LEATHER PRODUCTS	7,845,398

METAL MINING - 1.13%
120,398		Anglo American plc	5,872,211
		TOTAL METAL MINING	5,872,211

MISCELLANEOUS RETAIL - 2.10%
135,143		Best Buy Co, Inc	6,647,684
159,749		Staples, Inc	4,265,298
		TOTAL MISCELLANEOUS RETAIL	10,912,982

MOTION PICTURES - 0.25%
37,888		Walt Disney Co	1,298,422
		TOTAL MOTION PICTURES	1,298,422

NONDEPOSITORY INSTITUTIONS - 2.20%
188,042		American Express Co	11,408,508
		TOTAL NONDEPOSITORY INSTITUTIONS	11,408,508

OIL AND GAS EXTRACTION - 2.64%
95,080		Schlumberger Ltd	6,005,253
163,488		XTO Energy, Inc	7,692,110
		TOTAL OIL AND GAS EXTRACTION	13,697,363

PETROLEUM AND COAL PRODUCTS - 0.93%
61,032	*	Suncor Energy, Inc	4,816,035
		TOTAL PETROLEUM AND COAL PRODUCTS	4,816,035

PRIMARY METAL INDUSTRIES - 2.27%
211,854		BHP Billiton plc	3,876,364
420,951	*	Corning, Inc	7,875,993
		TOTAL PRIMARY METAL INDUSTRIES	11,752,357

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE
RAILROAD TRANSPORTATION - 0.41%
61,675		CSX Corp	$2,123,470
		TOTAL RAILROAD TRANSPORTATION	2,123,470

SECURITY AND COMMODITY BROKERS - 6.25%
536,536		Charles Schwab Corp	10,376,606
13,792		Chicago Mercantile Exchange Holdings, Inc	7,030,472
38,308		Goldman Sachs Group, Inc	7,636,700
46,217		Merrill Lynch & Co, Inc	4,302,803
191,349		TD Ameritrade Holding Corp	3,096,027
		TOTAL SECURITY AND COMMODITY BROKERS	32,442,608

TOBACCO PRODUCTS - 2.85%
171,988		Altria Group, Inc	14,760,010
		TOTAL TOBACCO PRODUCTS	14,760,010

TRANSPORTATION EQUIPMENT - 4.51%
125,857		Boeing Co	11,181,136
37,061	*	Spirit Aerosystems Holdings, Inc (Class A)	1,240,432
175,170		United Technologies Corp	10,951,628
		TOTAL TRANSPORTATION EQUIPMENT	23,373,196

TRANSPORTATION SERVICES - 0.45%
57,008		CH Robinson Worldwide, Inc	2,331,057
		TOTAL TRANSPORTATION SERVICES	2,331,057

TRUCKING AND WAREHOUSING - 0.58%
40,210		United Parcel Service, Inc (Class B)	3,014,946
		TOTAL TRUCKING AND WAREHOUSING	3,014,946

WHOLESALE TRADE-DURABLE GOODS - 0.17%
15,130	*	WESCO International, Inc	889,795
		TOTAL WHOLESALE TRADE-DURABLE GOODS	889,795

		TOTAL COMMON STOCKS
		(Cost $459,908,456)	518,818,580

		TOTAL PORTFOLIO - 100.02%
		(Cost $459,908,456)	518,818,580

		OTHER ASSETS & LIABILITIES, NET - (0.02)%	(94,704)

		NET ASSETS - 100.00%	$518,723,876

	*	Non-income producing

		ABBREVIATION:
		ADR - American Depositary Receipt

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

TIAA-CREF MUTUAL FUNDS
GROWTH & INCOME FUND
STATEMENT OF INVESTMENTS
December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.82%

AMUSEMENT AND RECREATION SERVICES - 1.26%
167,217	*	Activision, Inc	$2,882,821
132,350		Aristocrat Leisure Ltd	1,661,074
9,100		Nintendo Co Ltd	2,362,842
		TOTAL AMUSEMENT AND RECREATION SERVICES	6,906,737

APPAREL AND ACCESSORY STORES - 0.86%
55,013	*	J Crew Group, Inc	2,120,751
33,877	*	JOS A Bank Clothiers, Inc	994,290
32,015	*	Under Armour, Inc (Class A)	1,615,157
		TOTAL APPAREL AND ACCESSORY STORES	4,730,198

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.40%
55,306		Home Depot, Inc	2,221,089
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	2,221,089

BUSINESS SERVICES - 5.11%
79,448	*	Adobe Systems, Inc	3,266,902
49,110	*	Akamai Technologies, Inc	2,608,723
107,115	*	BEA Systems, Inc	1,347,507
25,439	*	Computer Sciences Corp	1,357,679
11,421	*	Google, Inc (Class A)	5,259,142
402,001		Microsoft Corp	12,003,750
163,211		WPP Group plc	2,206,590
		TOTAL BUSINESS SERVICES	28,050,293

CHEMICALS AND ALLIED PRODUCTS - 13.96%
116,942		Abbott Laboratories	5,696,245
64,299		Air Products & Chemicals, Inc	4,518,934
19,930		Avery Dennison Corp	1,353,845
77,788		Bristol-Myers Squibb Co	2,047,380
29,353	*	Chattem, Inc	1,469,998
60,217		Colgate-Palmolive Co	3,928,557
30,151		Cytec Industries, Inc	1,703,833
108,023		Du Pont (E.I.) de Nemours & Co	5,261,800
61,796	*	Gilead Sciences, Inc	4,012,414
53,482	*	Keryx Biopharmaceuticals, Inc	711,311
60,619	*	Medimmune, Inc	1,962,237
185,937		Merck & Co, Inc	8,106,853
72,013		Monsanto Co	3,782,843
31,673		Novartis AG. (ADR)	1,819,297
172,663		Pfizer, Inc	4,471,972
167,449		Procter & Gamble Co	10,761,947
15,862		Roche Holding AG.	2,844,355
127,572		Schering-Plough Corp	3,015,802

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE
31,733		Sigma-Aldrich Corp	$2,466,289
131,936		Wyeth	6,718,181
		TOTAL CHEMICALS AND ALLIED PRODUCTS	76,654,093

COAL MINING - 0.63%
53,053		Peabody Energy Corp	2,143,872
35,343		Sasol Ltd (ADR)	1,304,157
		TOTAL COAL MINING	3,448,029

COMMUNICATIONS - 3.07%
49,248		America Movil S.A. de C.V.(Series L) (ADR)	2,226,995
196,744		AT&T, Inc	7,033,598
129,809		Verizon Communications, Inc	4,834,087
67,096	*	Viacom, Inc (Class B)	2,752,949
		TOTAL COMMUNICATIONS	16,847,629

DEPOSITORY INSTITUTIONS - 9.92%
180,041		Bank of America Corp	9,612,389
151,645		Citigroup, Inc	8,446,627
209,389		JPMorgan Chase & Co	10,113,489
78,623		Northern Trust Corp	4,771,630
78,121		SunTrust Banks, Inc	6,597,318
212,746		US Bancorp	7,699,278
137,735		Wells Fargo & Co	4,897,857
104,039		Western Union Co	2,332,554
		TOTAL DEPOSITORY INSTITUTIONS	54,471,142

EATING AND DRINKING PLACES - 0.99%
25,924	*	Chipotle Mexican Grill, Inc (Class A)	1,477,668
89,220		McDonald's Corp	3,955,123
		TOTAL EATING AND DRINKING PLACES	5,432,791

ELECTRIC, GAS, AND SANITARY SERVICES - 3.10%
98,488		American Electric Power Co, Inc	4,193,619
46,421		Constellation Energy Group, Inc	3,197,014
131,856		DPL, Inc	3,662,960
98,033		Duke Energy Corp	3,255,676
29,381		Entergy Corp	2,712,454
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	17,021,723

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 9.45%
54,480	*	Agere Systems, Inc	1,044,382
78,410	*	Apple Computer, Inc	6,652,304
31,422	*	Broadcom Corp (Class A)	1,015,245
465,411	*	Cisco Systems, Inc	12,719,683
99,694		Emerson Electric Co	4,395,508
76,817	*	First Solar, Inc	2,289,147
69,624		Gamesa Corp Tecnologica S.A.	1,916,257
143,454		Honeywell International, Inc	6,489,859
216,506		Intel Corp	4,384,247
77,533		Motorola, Inc	1,594,078
99,358	*	Nvidia Corp	3,677,240
152,112		Qualcomm, Inc	5,748,312
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	51,926,262

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE
FOOD AND KINDRED PRODUCTS - 2.49%
95,511		C&C Group plc	$1,695,760
55,804		Coca-Cola Co	2,692,543
15,730		Groupe Danone	2,383,742
110,734		PepsiCo, Inc	6,926,412
		TOTAL FOOD AND KINDRED PRODUCTS	13,698,457

GENERAL MERCHANDISE STORES - 2.26%
105,035		Saks, Inc	1,871,724
62,882		Target Corp	3,587,418
114,780		TJX Cos, Inc	3,273,526
79,782		Wal-Mart Stores, Inc	3,684,333
		TOTAL GENERAL MERCHANDISE STORES	12,417,001

HEALTH SERVICES - 0.61%
63,357	*	Medco Health Solutions, Inc	3,385,798
		TOTAL HEALTH SERVICES	3,385,798

HOLDING AND OTHER INVESTMENT OFFICES - 1.20%
19,849		Boston Properties, Inc	2,220,706
31,070		SPDR Trust Series 1	4,402,308
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	6,623,014

HOTELS AND OTHER LODGING PLACES - 1.05%
38,197		Accor S.A.	2,959,757
27,514	*	MGM Mirage	1,577,928
25,994		Orient-Express Hotels Ltd (Class A)	1,230,036
		TOTAL HOTELS AND OTHER LODGING PLACES	5,767,721

INDUSTRIAL MACHINERY AND EQUIPMENT - 7.52%
40,756	*	Alstom RGPT	5,525,234
33,510		Deere & Co	3,185,796
469,509		General Electric Co	17,470,430
249,742		Hewlett-Packard Co	10,286,873
47,793		International Business Machines Corp	4,643,090
7,657	*	Isilon Systems, Inc	211,333
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	41,322,756

INSTRUMENTS AND RELATED PRODUCTS - 0.87%
49,350	*	St. Jude Medical, Inc	1,804,236
65,240	*	Thermo Electron Corp	2,954,720
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,758,956

INSURANCE AGENTS, BROKERS AND SERVICE - 0.90%
52,715		Hartford Financial Services Group, Inc	4,918,837
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	4,918,837

INSURANCE CARRIERS - 3.97%
111,645		ACE Ltd	6,762,338
64,255		Aetna, Inc	2,774,531
171,160		American International Group, Inc	12,265,326
		TOTAL INSURANCE CARRIERS	21,802,195

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE
METAL MINING - 0.91%
74,919		Anglo American plc	$3,654,049
11,235		Phelps Dodge Corp	1,345,054
		TOTAL METAL MINING	4,999,103

MISCELLANEOUS RETAIL - 0.99%
78,335		Best Buy Co, Inc	3,853,299
25,042	*	Nutri/System, Inc	1,587,412
		TOTAL MISCELLANEOUS RETAIL	5,440,711

MOTION PICTURES - 2.97%
75,003	*	DreamWorks Animation SKG, Inc (Class A)	2,211,838
271,542		News Corp (Class A)	5,832,722
131,188		Time Warner, Inc	2,857,275
157,577		Walt Disney Co	5,400,164
		TOTAL MOTION PICTURES	16,301,999

NONDEPOSITORY INSTITUTIONS - 2.91%
117,022		American Express Co	7,099,725
91,003		Fannie Mae	5,404,668
71,286		SLM Corp	3,476,618
		TOTAL NONDEPOSITORY INSTITUTIONS	15,981,011

OIL AND GAS EXTRACTION - 2.17%
101,776	*	Cameron International Corp	5,399,217
103,429		Schlumberger Ltd	6,532,576
		TOTAL OIL AND GAS EXTRACTION	11,931,793

PETROLEUM AND COAL PRODUCTS - 7.09%
33,863		Cabot Oil & Gas Corp	2,053,791
50,260		Devon Energy Corp	3,371,441
288,087		Exxon Mobil Corp	22,076,107
59,745		Hess Corp	2,961,560
40,635		Marathon Oil Corp	3,758,738
70,712		Noble Energy, Inc	3,469,838
11,936		Petroleo Brasileiro S.A. (ADR)	1,229,289
		TOTAL PETROLEUM AND COAL PRODUCTS	38,920,764

PRINTING AND PUBLISHING - 0.26%
25,243		Meredith Corp	1,422,443
		TOTAL PRINTING AND PUBLISHING	1,422,443

REAL ESTATE - 0.22%
78,600		Urban Corp	1,192,820
		TOTAL REAL ESTATE	1,192,820

SECURITY AND COMMODITY BROKERS - 3.29%
30,383		AllianceBernstein Holding LP	2,442,793
25,205		Bear Stearns Cos, Inc	4,102,870
77,936		Lazard Ltd (Class A)	3,689,490
93,193		Morgan Stanley	7,588,706

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE
2,122	*	Nymex Holdings, Inc	$263,149
		TOTAL SECURITY AND COMMODITY BROKERS	18,087,008

TOBACCO PRODUCTS - 3.90%
249,471		Altria Group, Inc	21,409,601
		TOTAL TOBACCO PRODUCTS	21,409,601

TRANSPORTATION BY AIR - 0.51%
93,443	*	AMR Corp	2,824,782
		TOTAL TRANSPORTATION BY AIR	2,824,782

TRANSPORTATION EQUIPMENT - 4.21%
85,046		Boeing Co	7,555,481
250,709	*	Ford Motor Co	1,882,825
23,595		Goodrich Corp	1,074,752
47,402		ITT Industries, Inc	2,693,382
42,441		Raytheon Co	2,240,885
38,243	*	Spirit Aerosystems Holdings, Inc (Class A)	1,279,993
102,203		United Technologies Corp	6,389,732
		TOTAL TRANSPORTATION EQUIPMENT	23,117,050

TRUCKING AND WAREHOUSING - 0.41%
12,300		DSV A/S	2,247,132
		TOTAL TRUCKING AND WAREHOUSING	2,247,132

WHOLESALE TRADE-NONDURABLE GOODS - 0.36%
53,924		Sysco Corp	1,982,246
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,982,246

		TOTAL COMMON STOCKS	548,263,184
		(Cost $457,513,257)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.19%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.19%
$ 1,020,000		Federal Home Loan Bank (FHLB) 4.800%, 01/02/07	1,019,450
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,019,450
		TOTAL SHORT-TERM INVESTMENTS	1,019,450
		(Cost $1,019,864)

		TOTAL PORTFOLIO - 100.01%	549,282,634
		(Cost $458,533,121)

		OTHER ASSETS & LIABILITIES, NET - (0.01)%	(53,165)

		NET ASSETS - 100.00%	$549,229,469

	*	Non-income producing
		ABBREVIATION:
		ADR - American Depositary Receipt
		SPDR - Standard & Poor's Depositary Receipts

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

TIAA-CREF MUTUAL FUNDS
EQUITY INDEX FUND
STATEMENT OF INVESTMENTS
December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.90%

AGRICULTURAL PRODUCTION-CROPS - 0.00% **
991	*	Chiquita Brands International, Inc	$15,826
		TOTAL AGRICULTURAL PRODUCTION-CROPS	15,826

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
1,042		Pilgrim's Pride Corp	30,666
10		Seaboard Corp	17,650
		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	48,316

AMUSEMENT AND RECREATION SERVICES - 0.25%
7,137	*	Activision, Inc	123,042
1,525	*	Bally Technologies, Inc	28,487
970	*	Bally Total Fitness Holding Corp	2,377
518	*	Century Casinos, Inc	5,781
273		Churchill Downs, Inc	11,668
427		Dover Downs Gaming & Entertainment, Inc	5,709
102		Dover Motorsports, Inc	542
4,616		Harrah's Entertainment, Inc	381,836
879		International Speedway Corp (Class A)	44,864
594	*	Lakes Entertainment, Inc	6,409
992	*	Leapfrog Enterprises, Inc	9,404
788	*	Life Time Fitness, Inc	38,226
1,805	*	Live Nation, Inc	40,432
1,100	*	Magna Entertainment Corp	4,961
1,389	*	Marvel Entertainment, Inc	37,378
1,000	*	MTR Gaming Group, Inc	12,220
570	*	Multimedia Games, Inc	5,472
1,802	*	Penn National Gaming, Inc	74,999
1,238	*	Pinnacle Entertainment, Inc	41,027
2,074	*	Six Flags, Inc	10,868
287		Speedway Motorsports, Inc	11,021
2,388		Warner Music Group Corp	54,805
1,947		Westwood One, Inc	13,746
829	*	WMS Industries, Inc	28,899
325		World Wrestling Entertainment, Inc	5,298
		TOTAL AMUSEMENT AND RECREATION SERVICES	999,471

APPAREL AND ACCESSORY STORES - 0.71%
2,205		Abercrombie & Fitch Co (Class A)	153,534
1,261	*	Aeropostale, Inc	38,927
4,251		American Eagle Outfitters, Inc	132,674
1,768	*	AnnTaylor Stores Corp	58,061
370		Bebe Stores, Inc	7,322
703		Brown Shoe Co, Inc	33,561
250		Buckle, Inc	12,713
269	*	Cache, Inc	6,790

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,244	*	Carter's, Inc	$31,722
792	*	Casual Male Retail Group, Inc	10,336
685		Cato Corp (Class A)	15,693
327	*	Charlotte Russe Holding, Inc	10,055
3,171	*	Charming Shoppes, Inc	42,904
4,627	*	Chico's FAS, Inc	95,733
583	*	Children's Place Retail Stores, Inc	37,032
933		Christopher & Banks Corp	17,410
162	*	Citi Trends, Inc	6,422
2,536		Claire's Stores, Inc	84,043
58		DEB Shops, Inc	1,531
1,236	*	Dress Barn, Inc	28,836
421	*	DSW, Inc (Class A)	16,238
1,089		Finish Line, Inc (Class A)	15,551
3,896		Foot Locker, Inc	85,439
13,486		Gap, Inc	262,977
2,404	*	Hanesbrands, Inc	56,782
1,169	*	HOT Topic, Inc	15,594
400	*	J Crew Group, Inc	15,420
455	*	Jo-Ann Stores, Inc	11,193
527	*	JOS A Bank Clothiers, Inc	15,467
8,224	*	Kohl's Corp	562,768
8,803		Limited Brands, Inc	254,759
344	*	New York & Co, Inc	4,500
5,915		Nordstrom, Inc	291,846
1,709	*	Pacific Sunwear Of California, Inc	33,462
1,721	*	Payless Shoesource, Inc	56,483
3,699		Ross Stores, Inc	108,381
107	*	Shoe Carnival, Inc	3,381
709		Stage Stores, Inc	21,547
312	*	Syms Corp	6,212
646		Talbots, Inc	15,569
763	*	Tween Brands, Inc	30,467
539	*	Under Armour, Inc (Class A)	27,193
2,958	*	Urban Outfitters, Inc	68,123
1,096	*	Wet Seal, Inc (Class A)	7,310
		TOTAL APPAREL AND ACCESSORY STORES	2,811,961

APPAREL AND OTHER TEXTILE PRODUCTS - 0.19%
371		Columbia Sportswear Co	20,665
541	*	Guess ?, Inc	34,316
910	*	Gymboree Corp	34,726
644	*	Hartmarx Corp	4,547
2,908		Jones Apparel Group, Inc	97,214
705		Kellwood Co	22,927
2,500		Liz Claiborne, Inc	108,650
1,425		Phillips-Van Heusen Corp	71,492
1,470		Polo Ralph Lauren Corp	114,160
2,914	*	Quiksilver, Inc	45,896
335	*	True Religion Apparel, Inc	5,129
2,213		VF Corp	181,643
1,206	*	Warnaco Group, Inc	30,608
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	771,973

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
AUTO REPAIR, SERVICES AND PARKING - 0.06%
262	*	Amerco, Inc	$22,797
248		Bandag, Inc	12,507
346		Central Parking Corp	6,228
654	*	Dollar Thrifty Automotive Group, Inc	29,829
730	*	Midas, Inc	16,790
302		Monro Muffler, Inc	10,600
1,367	*	PHH Corp	39,465
1,575		Ryder System, Inc	80,420
1,050	*	Wright Express Corp	32,729
		TOTAL AUTO REPAIR, SERVICES AND PARKING	251,365

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.18%
2,751		Advance Auto Parts	97,826
163	*	America's Car-Mart, Inc	1,933
500		Asbury Automotive Group, Inc	11,780
3,795	*	Autonation, Inc	80,909
1,209	*	Autozone, Inc	139,712
2,739	*	Carmax, Inc	146,893
1,757	*	Copart, Inc	52,710
892	*	CSK Auto Corp	15,298
500		Lithia Motors, Inc (Class A)	14,380
328	*	MarineMax, Inc	8,505
2,843	*	O'Reilly Automotive, Inc	91,147
547	*	Rush Enterprises, Inc (Class A)	9,255
768		Sonic Automotive, Inc (Class A)	22,303
1,402		United Auto Group, Inc	33,045
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	725,696

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.93%
387	*	Builders FirstSource, Inc	6,900
556	*	Central Garden & Pet Co	26,922
3,226		Fastenal Co	115,749
53,474		Home Depot, Inc	2,147,516
39,160		Lowe's Cos, Inc	1,219,834
2,711		Sherwin-Williams Co	172,365
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	3,689,286

BUSINESS SERVICES - 7.00%
1,607	*	@Road, Inc	11,731
1,241	*	24/7 Real Media, Inc	11,231
9,999	*	3Com Corp	41,096
315	*	3D Systems Corp	5,027
1,127		Aaron Rents, Inc	32,435
1,217		ABM Industries, Inc	27,638
723	*	Acacia Research (Acacia Technologies)	9,674
1,472	*	Actuate Corp	8,744
2,074		Acxiom Corp	53,198
462		Administaff, Inc	19,760
15,156	*	Adobe Systems, Inc	623,215
473	*	Advent Software, Inc	16,692
839	*	Advo, Inc	27,351

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,703	*	Affiliated Computer Services, Inc (Class A)	$132,015
800	*	Agile Software Corp	4,920
3,991	*	Akamai Technologies, Inc	212,002
2,116	*	Alliance Data Systems Corp	132,187
585	*	Altiris, Inc	14,847
671	*	American Reprographics Co	22,351
791	*	AMN Healthcare Services, Inc	21,784
348	*	Ansoft Corp	9,674
786	*	Ansys, Inc	34,183
1,968	*	aQuantive, Inc	48,531
863		Arbitron, Inc	37,489
1,822	*	Ariba, Inc	14,102
2,878	*	Art Technology Group, Inc	6,706
1,181	*	Aspen Technology, Inc	13,015
236	*	Asset Acceptance Capital Corp	3,970
1,032	*	Audible, Inc	8,184
5,883	*	Autodesk, Inc	238,026
14,478		Automatic Data Processing, Inc	713,042
2,543	*	Avis Budget Group, Inc	55,158
1,183	*	Avocent Corp	40,045
300	*	Bankrate, Inc	11,385
9,935	*	BEA Systems, Inc	124,982
4,932	*	BearingPoint, Inc	38,815
3,395	*	BISYS Group, Inc	43,829
1,136		Blackbaud, Inc	29,536
720	*	Blackboard, Inc	21,629
252	*	Blue Coat Systems, Inc	6,035
5,592	*	BMC Software, Inc	180,062
2,400	*	Borland Software Corp	13,056
350	*	Bottomline Technologies, Inc	4,008
958		Brady Corp (Class A)	35,714
1,277		Brink's Co	81,626
11,218		CA, Inc	254,088
816	*	CACI International, Inc (Class A)	46,104
7,162	*	Cadence Design Systems, Inc	128,271
1,288		Catalina Marketing Corp	35,420
1,584	*	CBIZ, Inc	11,040
3,421	*	Ceridian Corp	95,720
1,542	*	Cerner Corp	70,161
2,040	*	Checkfree Corp	81,926
2,221	*	ChoicePoint, Inc	87,463
2,007	*	Chordiant Software, Inc	6,643
1,170	*	Ciber, Inc	7,933
4,657	*	Citrix Systems, Inc	125,972
900	*	Clear Channel Outdoor Holdings, Inc (Class A)	25,119
9,912	*	CMGI, Inc	13,282
3,399	*	CNET Networks, Inc	30,897
900	*	Cogent Communications Group, Inc	14,598
1,121	*	Cogent, Inc	12,342
1,131		Cognex Corp	26,940
3,526	*	Cognizant Technology Solutions Corp (Class A)	272,066
167		Computer Programs & Systems, Inc	5,676
4,317	*	Computer Sciences Corp	230,398

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
10,298	*	Compuware Corp	$85,782
435	*	COMSYS IT Partners, Inc	8,791
615	*	Concur Technologies, Inc	9,865
718	*	Convera Corp (Class A)	3,296
3,438	*	Convergys Corp	81,756
485	*	CoStar Group, Inc	25,977
565	*	Covansys Corp	12,967
1,338	*	CSG Systems International, Inc	35,765
769	*	Cybersource Corp	8,474
271	*	DealerTrack Holdings, Inc	7,973
1,276		Deluxe Corp	32,155
1,104	*	Dendrite International, Inc	11,824
988	*	Digital Insight Corp	38,028
1,024	*	Digital River, Inc	57,129
1,523	*	DST Systems, Inc	95,385
3,901	*	Earthlink, Inc	27,697
29,598	*	eBay, Inc	890,012
570	*	Echelon Corp	4,560
1,158	*	Eclipsys Corp	23,808
304	*	eCollege.com, Inc	4,758
1,052	*	eFunds Corp	28,930
490	*	Electro Rent Corp	8,183
7,700	*	Electronic Arts, Inc	387,772
13,125		Electronic Data Systems Corp	361,594
367	*	Emageon, Inc	5,637
4,121	*	Emdeon Corp	51,059
1,073	*	Epicor Software Corp	14,496
350	*	EPIQ Systems, Inc	5,940
3,183		Equifax, Inc	129,230
742	*	Equinix, Inc	56,110
632	*	eSpeed, Inc (Class A)	5,517
1,832	*	Evergreen Energy, Inc	18,118
5,420	*	Expedia, Inc	113,712
1,050	*	F5 Networks, Inc	77,921
1,079		Factset Research Systems, Inc	60,942
1,771		Fair Isaac Corp	71,991
448	*	FalconStor Software, Inc	3,875
4,845		Fidelity National Information Services, Inc	194,236
19,165		First Data Corp	489,091
4,337	*	Fiserv, Inc	227,346
595	*	Forrester Research, Inc	16,130
600	*	FTD Group, Inc	10,734
1,783	*	Gartner, Inc	35,286
578	*	Gerber Scientific, Inc	7,260
1,270	*	Getty Images, Inc	54,381
667		Gevity HR, Inc	15,801
858	*	Global Cash Access, Inc	13,925
5,191	*	Google, Inc (Class A)	2,390,352
296	*	H&E Equipment Services, Inc	7,332
509		Healthcare Services Group	14,741
365		Heartland Payment Systems, Inc	10,311
472	*	Heidrick & Struggles International, Inc	19,994
560	*	Hudson Highland Group, Inc	9,341

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,347	*	Hypercom Corp	$8,553
1,381	*	Hyperion Solutions Corp	49,633
379	*	i2 Technologies, Inc	8,649
900	*	iGate Corp	6,192
601	*	IHS, Inc (Class A)	23,727
5,149		IMS Health, Inc	141,495
442	*	Infocrossing, Inc	7,205
2,278	*	Informatica Corp	27,814
899	*	Infospace, Inc	18,438
814		infoUSA, Inc	9,695
294	*	Innovative Solutions & Support, Inc	5,007
270		Integral Systems, Inc	6,256
861		Interactive Data Corp	20,698
783	*	Internap Network Services Corp	15,558
1,072	*	Internet Capital Group, Inc	10,999
306		Interpool, Inc	7,148
11,058	*	Interpublic Group of Cos, Inc	135,350
1,025	*	Interwoven, Inc	15,037
8,764	*	Intuit, Inc	267,390
754	*	inVentiv Health, Inc	26,654
1,244	*	Ipass, Inc	7,315
2,919	*	Iron Mountain, Inc	120,671
1,902		Jack Henry & Associates, Inc	40,703
844	*	JDA Software Group, Inc	11,622
14,608	*	Juniper Networks, Inc	276,676
710	*	Jupitermedia Corp	5,623
638	*	Kanbay International, Inc	18,355
1,356	*	Keane, Inc	16,150
567		Kelly Services, Inc (Class A)	16,409
410	*	Kenexa Corp	13,637
719	*	Kforce, Inc	8,750
1,189	*	Kinetic Concepts, Inc	47,025
367	*	Knot, Inc	9,630
983	*	Korn/Ferry International	22,570
779	*	Kronos, Inc	28,620
1,234	*	Labor Ready, Inc	22,619
2,180	*	Lamar Advertising Co (Class A)	142,550
3,187	*	Lawson Software, Inc	23,552
1,312	*	Lionbridge Technologies	8,449
434	*	LoJack Corp	7,413
693	*	Magma Design Automation, Inc	6,188
840	*	Manhattan Associates, Inc	25,267
2,264		Manpower, Inc	169,642
498	*	Mantech International Corp (Class A)	18,341
569	*	Mapinfo Corp	7,425
508		Marchex, Inc (Class B)	6,797
400	*	Marlin Business Services, Inc	9,612
1,587		Mastercard, Inc (Class A)	156,304
4,235	*	McAfee, Inc	120,189
1,742	*	Mentor Graphics Corp	31,408
224,329		Microsoft Corp	6,698,464
305	*	MicroStrategy, Inc (Class A)	34,773
1,053	*	Midway Games, Inc	7,350

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,272		MoneyGram International, Inc	$71,250
3,194	*	Monster Worldwide, Inc	148,968
2,175	*	Move, Inc	11,984
2,867	*	MPS Group, Inc	40,654
2,396	*	NAVTEQ Corp	83,788
4,568	*	NCR Corp	195,328
505	*	Neoware, Inc	6,671
700	*	Ness Technologies, Inc	9,982
1,083	*	NetFlix, Inc	28,006
271	*	Netratings, Inc	4,745
668	*	Netscout Systems, Inc	5,544
1,600	*	NIC, Inc	7,952
8,338	*	Novell, Inc	51,696
3,405	*	Nuance Communications, Inc	39,021
4,305		Omnicom Group, Inc	450,045
670	*	On Assignment, Inc	7,873
548	*	Online Resources Corp	5,595
527	*	Open Solutions, Inc	19,836
334	*	Opnet Technologies, Inc	4,826
2,107	*	Opsware, Inc	18,584
100,328	*	Oracle Corp	1,719,622
800	*	Packeteer, Inc	10,880
2,658	*	Parametric Technology Corp	47,897
388	*	PDF Solutions, Inc	5,607
479	*	PeopleSupport, Inc	10,083
443	*	Perficient, Inc	7,270
2,293	*	Perot Systems Corp (Class A)	37,582
800	*	Phase Forward, Inc	11,984
412	*	Portfolio Recovery Associates, Inc	19,236
296	*	PRA International	7,480
2,046	*	Premiere Global Services, Inc	19,314
972	*	Progress Software Corp	27,148
361		QAD, Inc	3,029
352		Quality Systems, Inc	13,119
1,722	*	Quest Software, Inc	25,227
583	*	Radiant Systems, Inc	6,087
438	*	Radisys Corp	7,301
3,043	*	RealNetworks, Inc	33,290
4,612	*	Red Hat, Inc	106,076
1,439	*	Redback Networks, Inc	35,889
200		Renaissance Learning, Inc	3,546
1,610	*	Rent-A-Center, Inc	47,511
698	*	Rewards Network, Inc	4,851
400	*	RightNow Technologies, Inc	6,888
3,898		Robert Half International, Inc	144,694
569		Rollins, Inc	12,581
2,338	*	S1 Corp	12,882
669	*	SafeNet, Inc	16,016
2,182	*	Salesforce.com, Inc	79,534
1,800	*	Sapient Corp	9,882
995	*	Secure Computing Corp	6,527
7,580		ServiceMaster Co	99,374
326	*	SI International, Inc	10,569

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,510	*	Sitel Corp	$6,372
521	*	Smith Micro Software, Inc	7,393
500	*	Sohu.com, Inc	12,000
1,573	*	SonicWALL, Inc	13,245
6,480	*	Sonus Networks, Inc	42,703
1,566		Sotheby's	48,577
1,706	*	Spherion Corp	12,676
496	*	SPSS, Inc	14,915
995	*	SRA International, Inc (Class A)	26,606
227		Startek, Inc	3,074
186	*	Stratasys, Inc	5,842
89,197	*	Sun Microsystems, Inc	483,448
2,450	*	Sybase, Inc	60,515
984	*	SYKES Enterprises, Inc	17,358
23,917	*	Symantec Corp	498,669
319	*	SYNNEX Corp	6,999
4,000	*	Synopsys, Inc	106,920
77		Syntel, Inc	2,064
2,005	*	Take-Two Interactive Software, Inc	35,609
414		TAL International Group, Inc	11,050
819		Talx Corp	22,482
1,044	*	TeleTech Holdings, Inc	24,931
465		TheStreet.com, Inc	4,139
1,845	*	THQ, Inc	59,999
5,605	*	TIBCO Software, Inc	52,911
614	*	TNS, Inc	11,820
1,127		Total System Services, Inc	29,742
466	*	TradeStation Group, Inc	6,408
860	*	Transaction Systems Architects, Inc	28,010
1,400	*	Trizetto Group, Inc	25,718
431	*	Ultimate Software Group, Inc	10,025
9,103	*	Unisys Corp	71,368
1,499		United Online, Inc	19,907
1,750	*	United Rentals, Inc	44,503
780	*	Universal Compression Holdings, Inc	48,446
2,642	*	Valueclick, Inc	62,430
611	*	Vasco Data Security International	7,240
223	*	Verint Systems, Inc	7,644
6,034	*	VeriSign, Inc	145,118
190	*	Vertrue, Inc	7,298
657		Viad Corp	26,674
687	*	Vignette Corp	11,727
135	*	Volt Information Sciences, Inc	6,778
13,773		Waste Management, Inc	506,433
1,082	*	WebEx Communications, Inc	37,751
129	*	WebMD Health Corp (Class A)	5,163
1,434	*	webMethods, Inc	10,554
1,200	*	Websense, Inc	27,396
400	*	WebSideStory, Inc	5,064
2,000	*	Wind River Systems, Inc	20,500
864	*	Witness Systems, Inc	15,146
35,462	*	Yahoo!, Inc	905,699
		TOTAL BUSINESS SERVICES	27,664,029

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
CHEMICALS AND ALLIED PRODUCTS - 9.11%
38,501		Abbott Laboratories	$1,875,384
600	*	Abraxis BioScience, Inc	16,404
605	*	Acadia Pharmaceuticals, Inc	5,318
300	*	Adams Respiratory Therapeutics, Inc	12,243
399	*	Adeza Biomedical Corp	5,949
1,486	*	Adolor Corp	11,175
210	*	Advanced Magnetics, Inc	12,541
1,393	*	ADVENTRX Pharmaceuticals, Inc	4,109
5,586		Air Products & Chemicals, Inc	392,584
646	*	Albany Molecular Research, Inc	6,822
948		Albemarle Corp	68,066
1,891		Alberto-Culver Co	40,562
811	*	Alexion Pharmaceuticals, Inc	32,756
2,524	*	Alkermes, Inc	33,746
817	*	Alnylam Pharmaceuticals, Inc	17,484
1,204	*	Alpharma, Inc (Class A)	29,016
1,136	*	American Oriental Bioengineering, Inc	13,257
362		American Vanguard Corp	5,756
29,709	*	Amgen, Inc	2,029,422
530		Arch Chemicals, Inc	17,654
941	*	Arena Pharmaceuticals, Inc	12,148
672	*	Array Biopharma, Inc	8,682
941	*	Atherogenics, Inc	9,325
710	*	AVANIR Pharmaceuticals (Class A)	1,640
350	*	Aventine Renewable Energy Holdings, Inc	8,246
2,334		Avery Dennison Corp	158,549
1,330	*	AVI BioPharma, Inc	4,229
11,420		Avon Products, Inc	377,317
303		Balchem Corp	7,781
2,689	*	Barr Pharmaceuticals, Inc	134,773
345	*	Bentley Pharmaceuticals, Inc	3,509
590	*	BioCryst Pharmaceuticals, Inc	6,820
1,246	*	Bioenvision, Inc	5,781
8,738	*	Biogen Idec, Inc	429,822
2,402	*	BioMarin Pharmaceuticals, Inc	39,369
49,630		Bristol-Myers Squibb Co	1,306,262
1,771		Cabot Corp	77,162
828	*	Calgon Carbon Corp	5,134
692		Cambrex Corp	15,722
700	*	Caraco Pharmaceutical Laboratories Ltd	9,800
1,838		Celanese Corp (Series A)	47,567
922	*	Cell Genesys, Inc	3,126
1,633	*	Cephalon, Inc	114,980
1,411		CF Industries Holdings, Inc	36,178
1,794	*	Charles River Laboratories International, Inc	77,591
380	*	Chattem, Inc	19,030
5,934		Chemtura Corp	57,144
1,519		Church & Dwight Co, Inc	64,785
3,740		Clorox Co	239,921
477	*	Coley Pharmaceutical Group, Inc	4,622
12,987		Colgate-Palmolive Co	847,272

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
618	*	Combinatorx, Inc	$5,352
701	*	Conor Medsystems, Inc	21,962
500	*	Cotherix, Inc	6,745
1,403	*	Cubist Pharmaceuticals, Inc	25,408
827	*	Cypress Bioscience, Inc	6,409
942		Cytec Industries, Inc	53,232
2,200		Dade Behring Holdings, Inc	87,582
1,627	*	Dendreon Corp	6,785
395	*	Digene Corp	18,928
24,225		Dow Chemical Co	967,547
23,179		Du Pont (E.I.) de Nemours & Co	1,129,049
855	*	Durect Corp	3,796
1,981		Eastman Chemical Co	117,493
4,655		Ecolab, Inc	210,406
24,784		Eli Lilly & Co	1,291,246
562	*	Elizabeth Arden, Inc	10,706
594	*	Emisphere Technologies, Inc	3,142
1,500	*	Encysive Pharmaceuticals, Inc	6,315
1,167	*	Enzon Pharmaceuticals, Inc	9,931
3,014		Estee Lauder Cos (Class A)	123,031
943		Ferro Corp	19,511
979		FMC Corp	74,942
8,240	*	Forest Laboratories, Inc	416,944
11,787	*	Genentech, Inc	956,279
624	*	Genitope Corp	2,196
3,482	*	Genta, Inc	1,541
6,623	*	Genzyme Corp	407,844
876		Georgia Gulf Corp	16,916
1,870	*	Geron Corp	16,419
11,718	*	Gilead Sciences, Inc	760,850
1,580		H.B. Fuller Co	40,796
732	*	Hana Biosciences, Inc	4,663
2,712	*	Hercules, Inc	52,369
450	*	Hi-Tech Pharmacal Co, Inc	5,477
3,906	*	Hospira, Inc	131,163
3,724	*	Human Genome Sciences, Inc	46,327
2,306	*	Huntsman Corp	43,745
333	*	Idenix Pharmaceuticals, Inc	2,894
746	*	Idexx Laboratories, Inc	59,158
1,739	*	ImClone Systems, Inc	46,536
1,734	*	Immucor, Inc	50,685
1,204	*	Indevus Pharmaceuticals, Inc	8,548
145		Innospec, Inc	6,750
143		Inter Parfums, Inc	2,744
672	*	InterMune, Inc	20,664
2,270		International Flavors & Fragrances, Inc	111,593
718	*	Inverness Medical Innovations, Inc	27,787
1,376	*	Invitrogen Corp	77,868
609	*	Keryx Biopharmaceuticals, Inc	8,100
6,296	*	King Pharmaceuticals, Inc	100,232
256		Koppers Holdings, Inc	6,674
47		Kronos Worldwide, Inc	1,530
1,171	*	KV Pharmaceutical Co (Class A)	27,846

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,654		Lubrizol Corp	$82,915
5,561		Lyondell Chemical Co	142,195
758		MacDermid, Inc	25,848
400		Mannatech, Inc	5,892
500	*	MannKind Corp	8,245
800	*	Martek Biosciences Corp	18,672
3,148	*	Medarex, Inc	46,559
1,220	*	Medicines Co	38,698
1,487		Medicis Pharmaceutical Corp (Class A)	52,238
299	*	Medifast, Inc	3,761
6,327	*	Medimmune, Inc	204,805
55,042		Merck & Co, Inc	2,399,831
424		Meridian Bioscience, Inc	10,401
2,000	*	MGI Pharma, Inc	36,820
8,169	*	Millennium Pharmaceuticals, Inc	89,042
579		Minerals Technologies, Inc	34,039
300	*	Momenta Pharmaceuticals, Inc	4,719
13,782		Monsanto Co	723,968
3,476	*	Mosaic Co	74,247
5,545		Mylan Laboratories, Inc	110,678
1,400	*	Nabi Biopharmaceuticals	9,492
2,743	*	Nalco Holding Co	56,122
460	*	Nastech Pharmaceutical Co, Inc	6,960
1,323	*	NBTY, Inc	54,997
1,057	*	Neurocrine Biosciences, Inc	11,014
400	*	New River Pharmaceuticals, Inc	21,884
338		NewMarket Corp	19,959
82		NL Industries, Inc	848
536	*	Northfield Laboratories, Inc	2,182
1,579	*	Novavax, Inc	6,474
885	*	Noven Pharmaceuticals, Inc	22,523
1,049	*	NPS Pharmaceuticals, Inc	4,752
1,348	*	Nuvelo, Inc	5,392
1,642		Olin Corp	27,126
690	*	OM Group, Inc	31,243
1,063	*	Omnova Solutions, Inc	4,869
939	*	Onyx Pharmaceuticals, Inc	9,935
970	*	OraSure Technologies, Inc	8,012
1,507	*	OSI Pharmaceuticals, Inc	52,715
558	*	Pacific Ethanol, Inc	8,588
1,000	*	Pain Therapeutics, Inc	8,900
1,282	*	Panacos Pharmaceuticals, Inc	5,141
915	*	Par Pharmaceutical Cos, Inc	20,469
695	*	Parexel International Corp	20,134
400	*	Parlux Fragrances, Inc	2,228
2,955	*	PDL BioPharma, Inc	59,514
700	*	Penwest Pharmaceuticals Co	11,634
4,436	*	Peregrine Pharmaceuticals, Inc	5,146
2,191		Perrigo Co	37,904
473	*	PetMed Express, Inc	6,315
185,049		Pfizer, Inc	4,792,769
635	*	Pharmion Corp	16,345
291	*	Pioneer Cos, Inc	8,340

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,878	*	PolyOne Corp	$14,085
607	*	Pozen, Inc	10,313
4,132		PPG Industries, Inc	265,316
8,142		Praxair, Inc	483,065
733	*	Prestige Brands Holdings, Inc	9,544
83,056		Procter & Gamble Co	5,338,009
616	*	Progenics Pharmaceuticals, Inc	15,856
791	*	Quidel Corp	10,773
502	*	Renovis, Inc	1,586
4,544	*	Revlon, Inc	227
4,544	*	Revlon, Inc (Class A)	5,816
849	*	Rockwood Holdings, Inc	21,446
4,007		Rohm & Haas Co	204,838
2,867		RPM International, Inc	59,892
1,014	*	Salix Pharmaceuticals Ltd	12,340
1,168	*	Santarus, Inc	9,145
37,679		Schering-Plough Corp	890,732
739	*	Sciele Pharma, Inc	17,736
1,136		Scotts Miracle-Gro Co (Class A)	58,674
1,177		Sensient Technologies Corp	28,954
2,817	*	Sepracor, Inc	173,471
1,664		Sigma-Aldrich Corp	129,326
1,015	*	Sirna Therapeutics, Inc	13,205
601	*	Solexa, Inc	7,903
422		Stepan Co	13,365
1,247	*	SuperGen, Inc	6,335
371	*	SurModics, Inc	11,546
603	*	Tanox, Inc	12,000
1,073		Tronox, Inc (Class B)	16,943
1,322		UAP Holding Corp	33,288
700	*	United Therapeutics Corp	38,059
238	*	USANA Health Sciences, Inc	12,295
2,541	*	USEC, Inc	32,322
2,420	*	Valeant Pharmaceuticals International	41,721
2,627		Valspar Corp	72,610
2,139	*	VCA Antech, Inc	68,854
2,848	*	Vertex Pharmaceuticals, Inc	106,572
1,755	*	Viropharma, Inc	25,693
2,434	*	Watson Pharmaceuticals, Inc	63,357
346		Westlake Chemical Corp	10,857
1,796	*	WR Grace & Co	35,561
33,949		Wyeth	1,728,683
424	*	Xenoport, Inc	10,409
960	*	Zymogenetics, Inc	14,947
		TOTAL CHEMICALS AND ALLIED PRODUCTS	36,038,359

COAL MINING - 0.16%
1,341	*	Alpha Natural Resources, Inc	19,082
3,620		Arch Coal, Inc	108,709
4,758		Consol Energy, Inc	152,875
2,929	*	International Coal Group, Inc	15,963
340	*	James River Coal Co	3,155
2,003		Massey Energy Co	46,530

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
6,820		Peabody Energy Corp	$275,596
479		Penn Virginia Corp	33,549
		TOTAL COAL MINING	655,459

COMMUNICATIONS - 4.86%
800		Alaska Communications Systems Group, Inc	12,152
9,768		Alltel Corp	590,769
10,630	*	American Tower Corp (Class A)	396,286
780	*	Anixter International, Inc	42,354
98,063		AT&T, Inc	3,505,752
447	*	Audiovox Corp (Class A)	6,298
11,443	*	Avaya, Inc	159,973
45,678		BellSouth Corp	2,151,891
1,468	*	Brightpoint, Inc	19,745
5,599		Cablevision Systems Corp (Class A)	159,460
422	*	Cbeyond Communications, Inc	12,909
573		Centennial Communications Corp	4,120
2,912		CenturyTel, Inc	127,138
7,200	*	Charter Communications, Inc (Class A)	22,032
6,901	*	Cincinnati Bell, Inc	31,538
1,135		Citadel Broadcasting Corp	11,305
8,886		Citizens Communications Co	127,692
12,688		Clear Channel Communications, Inc	450,932
49,101	*	Comcast Corp (Class A)	2,078,445
582		Commonwealth Telephone Enterprises, Inc	24,363
400		Consolidated Communications Holdings, Inc	8,360
7,515	*	Covad Communications Group, Inc	10,371
864	*	Cox Radio, Inc (Class A)	14,083
5,407	*	Crown Castle International Corp	174,646
240	*	Crown Media Holdings, Inc (Class A)	871
470		CT Communications, Inc	10,772
400	*	CTC Media, Inc	9,604
1,076	*	Cumulus Media, Inc (Class A)	11,180
20,178	*	DIRECTV Group, Inc	503,239
4,000	*	Dobson Communications Corp (Class A)	34,840
5,388	*	EchoStar Communications Corp (Class A)	204,906
3,848		Embarq Corp	202,251
1,072		Emmis Communications Corp (Class A)	8,833
1,021		Entercom Communications Corp (Class A)	28,772
1,997	*	Entravision Communications Corp (Class A)	16,415
700		Fairpoint Communications, Inc	13,265
1,410	*	FiberTower Corp	8,291
168	*	Fisher Communications, Inc	7,427
3,778	*	Foundry Networks, Inc	56,594
1,242	*	General Communication, Inc (Class A)	19,537
1,764		Global Payments, Inc	81,673
565		Golden Telecom, Inc	26,465
1,071		Gray Television, Inc	7,850
548		Hearst-Argyle Television, Inc	13,974
4,384	*	IAC/InterActiveCorp	162,909
1,514	*	IDT Corp (Class B)	19,803
413	*	InPhonic, Inc	4,580
600		Iowa Telecommunications Services, Inc	11,826

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
428	*	iPCS, Inc	$23,694
1,234	*	j2 Global Communications, Inc	33,627
1,136	*	Leap Wireless International, Inc	67,558
28,929	*	Level 3 Communications, Inc	162,002
10,315	*	Liberty Global, Inc (Class A)	300,682
3,548	*	Liberty Media Corp - Capital (Series A)	347,633
17,644	*	Liberty Media Holding Corp (Interactive A)	380,581
703	*	Lightbridge, Inc	9,519
717	*	Lin TV Corp (Class A)	7,134
281	*	Lodgenet Entertainment Corp	7,033
1,415	*	Mastec, Inc	16,329
1,695	*	Mediacom Communications Corp (Class A)	13,628
1,612	*	NeuStar, Inc (Class A)	52,293
3,554	*	NII Holdings, Inc	229,020
356		North Pittsburgh Systems, Inc	8,594
1,100	*	Novatel Wireless, Inc	10,637
377	*	NTELOS Holdings Corp	6,741
40,227	*	Qwest Communications International, Inc	336,700
1,864	*	Radio One, Inc (Class D)	12,563
597	*	RCN Corp	18,000
270		Salem Communications Corp (Class A)	3,227
212	*	SAVVIS, Inc	7,571
2,662	*	SBA Communications Corp (Class A)	73,205
288		Shenandoah Telecom Co	13,539
1,294		Sinclair Broadcast Group, Inc (Class A)	13,587
1,300	*	Spanish Broadcasting System, Inc (Class A)	5,343
73,217		Sprint Nextel Corp	1,383,069
581		SureWest Communications	16,001
449	*	Syniverse Holdings, Inc	6,731
2,830		Telephone & Data Systems, Inc	153,754
900	*	Terremark Worldwide, Inc	6,048
2,300	*	TiVo, Inc	11,776
5,354	*	Univision Communications, Inc (Class A)	189,639
403	*	US Cellular Corp	28,045
665		USA Mobility, Inc	14,876
73,609		Verizon Communications, Inc	2,741,199
16,082	*	Viacom, Inc (Class B)	659,844
798	*	Vonage Holdings Corp	5,538
11,106		Windstream Corp	157,927
1,100	*	Wireless Facilities, Inc	3,135
6,559	*	XM Satellite Radio Holdings, Inc (Class A)	94,778
		TOTAL COMMUNICATIONS	19,241,291

DEPOSITORY INSTITUTIONS - 10.16%
205		1st Source Corp	6,587
336		Alabama National Bancorp	23,093
806		Amcore Financial, Inc	26,332
183		AmericanWest Bancorp	4,442
162		Ameris Bancorp	4,565
495		Anchor Bancorp Wisconsin, Inc	14,266
142		Arrow Financial Corp	3,517
3,211		Associated Banc-Corp	112,000
2,359		Astoria Financial Corp	71,147

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
106		Bancfirst Corp	$5,724
270	*	Bancorp, Inc	7,992
2,175		Bancorpsouth, Inc	58,334
300		BancTrust Financial Group, Inc	7,656
1,582		Bank Mutual Corp	19,158
115,107		Bank of America Corp	6,145,563
472		Bank of Granite Corp	8,954
1,161		Bank of Hawaii Corp	62,636
19,167		Bank of New York Co, Inc	754,605
500		Bank of the Ozarks, Inc	16,530
1,300		BankAtlantic Bancorp, Inc (Class A)	17,953
700		BankFinancial Corp	12,467
878		BankUnited Financial Corp (Class A)	24,549
400		Banner Corp	17,736
13,707		BB&T Corp	602,149
145		Berkshire Hills Bancorp, Inc	4,852
497		BOK Financial Corp	27,325
878		Boston Private Financial Holdings, Inc	24,768
2,000		Brookline Bancorp, Inc	26,340
194		Cadence Financial Corp	4,204
310		Camden National Corp	14,297
401		Capital City Bank Group, Inc	14,155
239		Capital Corp of the West	7,670
321		Capitol Bancorp Ltd	14,830
610		Capitol Federal Financial	23,436
700		Cardinal Financial Corp	7,175
721		Cascade Bancorp	22,373
145		Cass Information Systems, Inc	5,246
1,326		Cathay General Bancorp	45,760
1,500	*	Centennial Bank Holdings, Inc	14,190
297		Center Financial Corp	7,119
226		Centerstate Banks of Florida, Inc	4,723
793		Central Pacific Financial Corp	30,737
149		Charter Financial Corp	7,676
654		Chemical Financial Corp	21,778
1,202		Chittenden Corp	36,889
125,829		Citigroup, Inc	7,008,675
1,103		Citizens Banking Corp	29,230
221		Citizens First Bancorp, Inc	6,794
600		City Bank	21,480
463		City Holding Co	18,932
1,046		City National Corp	74,475
193		Coastal Financial Corp	3,233
386		CoBiz, Inc	8,507
3,766		Colonial Bancgroup, Inc	96,937
253		Columbia Bancorp	6,692
530		Columbia Banking System, Inc	18,614
3,994		Comerica, Inc	234,368
4,714		Commerce Bancorp, Inc	166,263
1,661		Commerce Bancshares, Inc	80,409
158	*	Community Bancorp	4,770
910		Community Bank System, Inc	20,930
457		Community Banks, Inc	12,686

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
435		Community Trust Bancorp, Inc	$18,066
3,148		Compass Bancshares, Inc	187,778
940		Corus Bankshares, Inc	21,686
1,487		Cullen/Frost Bankers, Inc	83,004
1,583		CVB Financial Corp	22,890
759		Dime Community Bancshares	10,634
476		Downey Financial Corp	34,548
1,506		East West Bancorp, Inc	53,343
214		Enterprise Financial Services Corp	6,972
815	*	Euronet Worldwide, Inc	24,197
112		Farmers Capital Bank Corp	3,823
750		Fidelity Bankshares, Inc	29,753
11,924		Fifth Third Bancorp	488,049
450		First Bancorp	9,828
2,064		First Bancorp	19,670
211		First Busey Corp	4,864
859		First Charter Corp	21,131
140		First Citizens Bancshares, Inc (Class A)	28,370
1,674		First Commonwealth Financial Corp	22,482
595		First Community Bancorp, Inc	31,101
243		First Community Bancshares, Inc	9,613
973		First Financial Bancorp	16,162
620		First Financial Bankshares, Inc	25,953
446		First Financial Corp	15,811
450		First Financial Holdings, Inc	17,631
3,092		First Horizon National Corp	129,184
442		First Indiana Corp	11,209
380		First Merchants Corp	10,332
1,305		First Midwest Bancorp, Inc	50,477
2,877		First Niagara Financial Group, Inc	42,752
398		First Place Financial Corp	9,349
300	*	First Regional Bancorp	10,227
510		First Republic Bank	19,931
300		First South Bancorp, Inc	9,567
400		First State Bancorporation	9,900
369	*	FirstFed Financial Corp	24,712
2,164		FirstMerit Corp	52,239
900		Flagstar Bancorp, Inc	13,356
590		Flushing Financial Corp	10,071
1,224		FNB Corp	22,362
179		FNB Corp	7,437
529	*	Franklin Bank Corp	10,866
1,741		Fremont General Corp	28,222
936		Frontier Financial Corp	27,359
4,143		Fulton Financial Corp	69,188
150		GB&T Bancshares, Inc	3,326
1,519		Glacier Bancorp, Inc	37,124
250		Great Southern Bancorp, Inc	7,378
1,352		Greater Bay Bancorp	35,598
226		Greene County Bancshares, Inc	8,979
766		Hancock Holding Co	40,475
1,034		Hanmi Financial Corp	23,296
810		Harleysville National Corp	15,641

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
459		Heartland Financial USA, Inc	$13,242
311		Heritage Commerce Corp	8,285
326		Horizon Financial Corp	7,844
15,008		Hudson City Bancorp, Inc	208,311
6,093		Huntington Bancshares, Inc	144,709
228		IBERIABANK Corp	13,463
283		Independent Bank Corp	10,196
493		Independent Bank Corp	12,468
1,712		IndyMac Bancorp, Inc	77,314
667		Integra Bank Corp	18,356
325		Interchange Financial Services Corp	7,472
1,178		International Bancshares Corp	36,412
124	*	Intervest Bancshares Corp	4,267
1,375	*	Investors Bancorp, Inc	21,629
1,743		Investors Financial Services Corp	74,374
441		Irwin Financial Corp	9,980
130		ITLA Capital Corp	7,528
87,599		JPMorgan Chase & Co	4,231,032
558		Kearny Financial Corp	8,961
10,038		Keycorp	381,745
600		KNBT Bancorp, Inc	10,038
612		Lakeland Bancorp, Inc	9,119
138		Lakeland Financial Corp	3,523
1,833		M&T Bank Corp	223,919
426		Macatawa Bank Corp	9,057
757		MAF Bancorp, Inc	33,830
308		MainSource Financial Group, Inc	5,218
6,213		Marshall & Ilsley Corp	298,907
841		MB Financial, Inc	31,630
600		MBT Financial Corp	9,192
10,279		Mellon Financial Corp	433,260
148		Mercantile Bank Corp	5,580
3,105		Mercantile Bankshares Corp	145,283
584		Mid-State Bancshares	21,252
427		Midwest Banc Holdings, Inc	10,141
800		Nara Bancorp, Inc	16,736
200		NASB Financial, Inc	8,270
15,181		National City Corp	555,017
1,244		National Penn Bancshares, Inc	25,191
1,016		NBT Bancorp, Inc	25,918
1,241	*	Net 1 UEPS Technologies, Inc	36,684
1,289	*	NetBank, Inc	5,981
7,533		New York Community Bancorp, Inc	121,281
2,984		NewAlliance Bancshares, Inc	48,938
216	*	Northern Empire Bancshares	6,381
5,342		Northern Trust Corp	324,206
480		Northwest Bancorp, Inc	13,181
375		OceanFirst Financial Corp	8,599
1,788		Old National Bancorp	33,829
254		Old Second Bancorp, Inc	7,442
333		Omega Financial Corp	10,629
478		Oriental Financial Group, Inc	6,190
1,210		Pacific Capital Bancorp	40,632

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
344		Park National Corp	$34,056
1,309		Partners Trust Financial Group, Inc	15,237
236		Pennfed Financial Services, Inc	4,560
322		Peoples Bancorp, Inc	9,563
1,508		People's Bank	67,287
612		PFF Bancorp, Inc	21,120
300	*	Pinnacle Financial Partners, Inc	9,954
299		Placer Sierra Bancshares	7,107
7,466		PNC Financial Services Group, Inc	552,783
6,897		Popular, Inc	123,801
200		Preferred Bank	12,018
378		Premierwest Bancorp	6,033
400		PrivateBancorp, Inc	16,652
655		Prosperity Bancshares, Inc	22,604
780		Provident Bankshares Corp	27,768
1,599		Provident Financial Services, Inc	28,990
1,047		Provident New York Bancorp	15,684
738	*	R & G Financial Corp (Class B)	5,646
18,258		Regions Financial Corp	682,849
225		Renasant Corp	6,892
2,244		Republic Bancorp, Inc	30,204
115		Republic Bancorp, Inc (Class A)	2,885
333		Royal Bancshares of Pennsylvania (Class A)	8,751
701		S&T Bancorp, Inc	24,304
420		S.Y. Bancorp, Inc	11,760
404		Sandy Spring Bancorp, Inc	15,425
158		Santander BanCorp	2,820
319		SCBT Financial Corp	13,312
476		Seacoast Banking Corp of Florida	11,805
202		Security Bank Corp	4,610
220		Shore Bancshares, Inc	6,635
758	*	Signature Bank	23,483
456		Simmons First National Corp (Class A)	14,387
2,518		Sky Financial Group, Inc	71,864
201		Smithtown Bancorp, Inc	5,451
1,830		South Financial Group, Inc	48,660
315		Southside Bancshares, Inc	8,105
340		Southwest Bancorp, Inc	9,472
9,475		Sovereign Bancorp, Inc	240,570
269		State National Bancshares, Inc	10,354
8,405		State Street Corp	566,833
504		Sterling Bancorp	9,929
1,983		Sterling Bancshares, Inc	25,819
721		Sterling Financial Corp	17,066
858		Sterling Financial Corp	29,009
278		Suffolk Bancorp	10,600
363	*	Sun Bancorp, Inc	7,648
9,191		SunTrust Banks, Inc	776,180
445	*	Superior Bancorp	5,046
1,209		Susquehanna Bancshares, Inc	32,498
916	*	SVB Financial Group	42,704
6,690		Synovus Financial Corp	206,253
156		Taylor Capital Group, Inc	5,711

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
3,221		TCF Financial Corp	$88,320
2,303		TD Banknorth, Inc	74,341
561	*	Texas Capital Bancshares, Inc	11,153
238		Texas United Bancshares, Inc	8,173
700		TierOne Corp	22,127
268		Tompkins Trustco, Inc	12,181
360		Trico Bancshares	9,796
2,095		Trustco Bank Corp NY	23,296
1,343		Trustmark Corp	43,930
2,592		UCBH Holdings, Inc	45,516
770		UMB Financial Corp	28,113
1,513		Umpqua Holdings Corp	44,528
343		Union Bankshares Corp	10,492
1,300		UnionBanCal Corp	79,625
957		United Bankshares, Inc	36,988
790		United Community Banks, Inc	25,533
933		United Community Financial Corp	11,420
305		Univest Corp of Pennsylvania	9,296
44,849		US Bancorp	1,623,085
536		USB Holding Co, Inc	12,918
2,734		Valley National Bancorp	72,478
204		Vineyard National Bancorp	4,696
300	*	Virginia Commerce Bancorp	5,964
148		Virginia Financial Group, Inc	4,143
3,203		W Holding Co, Inc	19,090
47,563		Wachovia Corp	2,708,713
2,002		Washington Federal, Inc	47,107
24,199		Washington Mutual, Inc	1,100,813
378		Washington Trust Bancorp, Inc	10,542
1,157		Webster Financial Corp	56,369
84,734		Wells Fargo & Co	3,013,141
594		WesBanco, Inc	19,917
539		West Bancorporation, Inc	9,583
463		West Coast Bancorp	16,038
810		Westamerica Bancorporation	41,010
340	*	Western Alliance Bancorp	11,822
19,465		Western Union Co	436,405
300	*	Westfield Financial, Inc	10,380
1,690		Whitney Holding Corp	55,128
385		Willow Grove Bancorp, Inc	5,744
1,670		Wilmington Trust Corp	70,424
396		Wilshire Bancorp, Inc	7,512
687		Wintrust Financial Corp	32,990
197		WSFS Financial Corp	13,185
400		Yardville National Bancorp	15,088
2,677		Zions Bancorporation	220,692
		TOTAL DEPOSITORY INSTITUTIONS	40,197,613

EATING AND DRINKING PLACES - 0.97%
512	*	AFC Enterprises	9,047
2,086		Applebees International, Inc	51,462
2,995		Aramark Corp (Class B)	100,183
289	*	BJ's Restaurants, Inc	5,841

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
945		Bob Evans Farms, Inc	$32,338
2,979		Brinker International, Inc	89,847
131	*	Buffalo Wild Wings, Inc	6,969
599	*	California Pizza Kitchen, Inc	19,953
819		CBRL Group, Inc	36,658
944	*	CEC Entertainment, Inc	37,996
2,120	*	Cheesecake Factory	52,152
443	*	Chipotle Mexican Grill, Inc (Class B)	23,036
1,534		CKE Restaurants, Inc	28,226
869	*	Cosi, Inc	4,423
3,629		Darden Restaurants, Inc	145,777
801		Domino's Pizza, Inc	22,428
571		IHOP Corp	30,092
985	*	Jack in the Box, Inc	60,124
1,773	*	Krispy Kreme Doughnuts, Inc	19,680
601		Landry's Restaurants, Inc	18,084
602	*	Luby's, Inc	6,556
302	*	McCormick & Schmick's Seafood Restaurants, Inc	7,260
31,327		McDonald's Corp	1,388,726
553	*	O'Charleys, Inc	11,768
1,645		OSI Restaurant Partners, Inc	64,484
570	*	Papa John's International, Inc	16,536
797	*	PF Chang's China Bistro, Inc	30,589
964	*	Rare Hospitality International, Inc	31,745
371	*	Red Robin Gourmet Burgers, Inc	13,300
1,586		Ruby Tuesday, Inc	43,520
330	*	Ruth's Chris Steak House, Inc	6,032
2,219	*	Sonic Corp	53,145
19,466	*	Starbucks Corp	689,486
890	*	Steak N Shake Co	15,664
1,092	*	Texas Roadhouse, Inc (Class A)	14,480
4,896		Tim Hortons, Inc	141,788
1,594		Triarc Cos (Class B)	31,880
2,998		Wendy's International, Inc	99,204
6,817		Yum! Brands, Inc	400,840
		TOTAL EATING AND DRINKING PLACES	3,861,319

EDUCATIONAL SERVICES - 0.12%
3,400	*	Apollo Group, Inc (Class A)	132,498
2,538	*	Career Education Corp	62,892
2,375	*	Corinthian Colleges, Inc	32,371
1,572		DeVry, Inc	44,016
470	*	Educate, Inc	3,346
1,129	*	ITT Educational Services, Inc	74,932
1,166	*	Laureate Education, Inc	56,703
381		Strayer Education, Inc	40,405
561	*	Universal Technical Institute, Inc	12,460
		TOTAL EDUCATIONAL SERVICES	459,623

ELECTRIC, GAS, AND SANITARY SERVICES - 4.16%
17,012	*	AES Corp	374,944
2,014		AGL Resources, Inc	78,365
4,238	*	Allegheny Energy, Inc	194,567

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
547		Allete, Inc	$25,457
3,079		Alliant Energy Corp	116,294
6,436	*	Allied Waste Industries, Inc	79,098
5,004		Ameren Corp	268,865
400		American Ecology Corp	7,404
9,805		American Electric Power Co, Inc	417,497
401		American States Water Co	15,487
3,314		Aqua America, Inc	75,493
9,595	*	Aquila, Inc	45,097
2,086		Atmos Energy Corp	66,564
1,238		Avista Corp	31,334
875		Black Hills Corp	32,323
444		California Water Service Group	17,938
442		Cascade Natural Gas Corp	11,457
553	*	Casella Waste Systems, Inc (Class A)	6,763
8,025		Centerpoint Energy, Inc	133,055
467		CH Energy Group, Inc	24,658
400	*	Clean Harbors, Inc	19,364
1,455		Cleco Corp	36,710
5,689	*	CMS Energy Corp	95,006
6,144		Consolidated Edison, Inc	295,342
4,428		Constellation Energy Group, Inc	304,956
2,952	*	Covanta Holding Corp	65,062
681		Crosstex Energy, Inc	21,581
8,797		Dominion Resources, Inc	737,540
3,071		DPL, Inc	85,312
4,381		DTE Energy Co	212,084
31,389		Duke Energy Corp	1,042,429
1,878		Duquesne Light Holdings, Inc	37,278
8,957	*	Dynegy, Inc (Class A)	64,849
8,262		Edison International	375,756
16,666		El Paso Corp	254,656
1,465	*	El Paso Electric Co	35,702
665		Empire District Electric Co	16,419
1,914		Energen Corp	89,843
3,852		Energy East Corp	95,530
177		EnergySouth, Inc	7,098
5,170		Entergy Corp	477,294
16,881		Exelon Corp	1,044,765
8,399		FirstEnergy Corp	506,460
10,216		FPL Group, Inc	555,955
2,033		Great Plains Energy, Inc	64,649
1,942		Hawaiian Electric Industries, Inc	52,725
1,026		Idacorp, Inc	39,655
300		ITC Holdings Corp	11,970
4,393		KeySpan Corp	180,904
2,750		Kinder Morgan, Inc	290,813
511		Laclede Group, Inc	17,900
4,648		MDU Resources Group, Inc	119,175
670		Metal Management, Inc	25,360
461		MGE Energy, Inc	16,863
6,813	*	Mirant Corp	215,086
2,122		National Fuel Gas Co	81,782

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
729		New Jersey Resources Corp	$35,415
1,150		Nicor, Inc	53,820
6,747		NiSource, Inc	162,603
3,964		Northeast Utilities	111,626
689		Northwest Natural Gas Co	29,241
933		NorthWestern Corp	33,010
3,471	*	NRG Energy, Inc	194,411
2,778		NSTAR	95,452
2,378		OGE Energy Corp	95,120
2,944		Oneok, Inc	126,945
300		Ormat Technologies, Inc	11,046
890		Otter Tail Corp	27,732
1,085		Peoples Energy Corp	48,358
4,920		Pepco Holdings, Inc	127,969
8,826		PG&E Corp	417,735
90	*	Pico Holdings, Inc	3,129
2,138		Piedmont Natural Gas Co, Inc	57,192
400	*	Pike Electric Corp	6,532
2,464		Pinnacle West Capital Corp	124,900
1,364	*	Plug Power, Inc	5,306
1,795		PNM Resources, Inc	55,825
691		Portland General Electric Co	18,830
9,584		PPL Corp	343,491
6,443		Progress Energy, Inc	316,222
445	v*	Progress Energy, Inc	4
6,399		Public Service Enterprise Group, Inc	424,766
2,999		Puget Energy, Inc	76,055
2,210		Questar Corp	183,541
8,031	*	Reliant Energy, Inc	114,121
2,871		Republic Services, Inc	116,764
800		Resource America, Inc (Class A)	21,120
2,837		SCANA Corp	115,239
6,490		Sempra Energy	363,700
4,965	*	Sierra Pacific Resources	83,561
648		SJW Corp	25,116
672		South Jersey Industries, Inc	22,452
18,652		Southern Co	687,513
2,494		Southern Union Co	69,730
1,030		Southwest Gas Corp	39,521
487		Southwest Water Co	6,701
1,143	*	Stericycle, Inc	86,297
1,592		Synagro Technologies, Inc	7,037
5,187		TECO Energy, Inc	89,372
11,538		TXU Corp	625,475
2,660		UGI Corp	72,565
575		UIL Holdings Corp	24,259
758		Unisource Energy Corp	27,690
2,064		Vectren Corp	58,370
1,137	*	Waste Connections, Inc	47,242
565	*	Waste Services, Inc	5,565
2,264		Westar Energy, Inc	58,773
1,175		WGL Holdings, Inc	38,282
15,063		Williams Cos, Inc	393,446

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,853		Wisconsin Energy Corp	$135,403
1,065		WPS Resources Corp	57,542
10,609		Xcel Energy, Inc	244,644
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	16,440,309

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.06%
722	*	Actel Corp	13,112
1,166		Acuity Brands, Inc	60,679
2,884	*	Adaptec, Inc	13,439
3,168	*	ADC Telecommunications, Inc	46,031
1,713		Adtran, Inc	38,885
938	*	Advanced Analogic Technologies, Inc	5,056
609	*	Advanced Energy Industries, Inc	11,492
13,577	*	Advanced Micro Devices, Inc	276,292
1,672	*	Aeroflex, Inc	19,596
4,255	*	Agere Systems, Inc	81,568
8,948	*	Altera Corp	176,097
4,357		American Power Conversion Corp	133,281
687	*	American Superconductor Corp	6,739
2,763		Ametek, Inc	87,974
982	*	AMIS Holdings, Inc	10,380
2,073	*	Amkor Technology, Inc	19,362
2,296		Amphenol Corp (Class A)	142,536
1,240	*	Anadigics, Inc	10,986
9,019		Analog Devices, Inc	296,455
4,336	*	Andrew Corp	44,357
21,556	*	Apple Computer, Inc	1,828,811
9,310	*	Applied Micro Circuits Corp	33,144
2,569	*	Arris Group, Inc	32,138
1,331	*	Atheros Communications, Inc	28,377
10,601	*	Atmel Corp	64,136
973	*	ATMI, Inc	29,706
4,326	*	Avanex Corp	8,176
3,411	*	Avnet, Inc	87,083
1,162		AVX Corp	17,186
810		Baldor Electric Co	27,070
257		Bel Fuse, Inc (Class B)	8,941
1,878	*	Benchmark Electronics, Inc	45,748
1,449	*	Bookham, Inc	5,897
11,400	*	Broadcom Corp (Class A)	368,334
1,990	*	Broadwing Corp	31,084
7,166	*	Brocade Communications Systems, Inc	58,833
580	*	CalAmp Corp	4,895
2,707	*	Capstone Turbine Corp	3,330
931	*	C-COR, Inc	10,371
673	*	Ceradyne, Inc	38,025
1,008	*	Checkpoint Systems, Inc	20,362
717	*	China BAK Battery, Inc	4,675
2,233	*	Ciena Corp	61,876
154,090	*	Cisco Systems, Inc	4,211,280
600	*	Color Kinetics, Inc	12,810
456	*	Comtech Telecommunications Corp	17,360
5,207	*	Comverse Technology, Inc	109,920

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
10,588	*	Conexant Systems, Inc	$21,600
2,139	*	Cree, Inc	37,047
1,104		CTS Corp	17,333
360		Cubic Corp	7,812
3,443	*	Cypress Semiconductor Corp	58,083
513	*	Diodes, Inc	18,201
695	*	Ditech Networks, Inc	4,809
721	*	Dolby Laboratories, Inc (Class A)	22,365
795	*	DSP Group, Inc	17,252
473	*	DTS, Inc	11,442
1,002	*	Electro Scientific Industries, Inc	20,180
1,200	*	Emcore Corp	6,636
20,596		Emerson Electric Co	908,078
383	*	EMS Technologies, Inc	7,671
1,395	*	Energizer Holdings, Inc	99,031
1,010	*	Energy Conversion Devices, Inc	34,320
1,186	*	EnerSys	18,976
1,721	*	Evergreen Solar, Inc	13,028
901	*	Exar Corp	11,713
3,140	*	Fairchild Semiconductor International, Inc	52,783
4,657	*	Finisar Corp	15,042
300	*	First Solar, Inc	8,940
576		Franklin Electric Co, Inc	29,601
1,189	*	FuelCell Energy, Inc	7,681
6,578	*	Gemstar-TV Guide International, Inc	26,378
625	*	Genlyte Group, Inc	48,819
2,670	*	GrafTech International Ltd	18,476
567	*	Greatbatch, Inc	15,264
1,653		Harman International Industries, Inc	165,151
2,383	*	Harmonic, Inc	17,324
3,396		Harris Corp	155,741
2,411	*	Hexcel Corp	41,976
332	*	Hittite Microwave Corp	10,730
20,974		Honeywell International, Inc	948,864
593	*	Hutchinson Technology, Inc	13,977
296	*	ID Systems, Inc	5,571
534	*	Ikanos Communications, Inc	4,640
862		Imation Corp	40,023
5,405	*	Integrated Device Technology, Inc	83,669
147,170		Intel Corp	2,980,193
1,294	*	Interdigital Communications Corp	43,414
1,847	*	International Rectifier Corp	71,165
3,852		Intersil Corp (Class A)	92,140
499		Inter-Tel, Inc	11,058
916	*	InterVoice, Inc	7,017
290	*	iRobot Corp	5,237
529	*	IXYS Corp	4,708
5,274	*	JDS Uniphase Corp	87,865
2,675	*	Kemet Corp	19,528
3,051		L-3 Communications Holdings, Inc	249,511
358	*	Lamson & Sessions Co	8,685
2,469	*	Lattice Semiconductor Corp	15,999
1,041		Lincoln Electric Holdings, Inc	62,897

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
7,634		Linear Technology Corp	$231,463
463	*	Littelfuse, Inc	14,760
293	*	Loral Space & Communications, Inc	11,931
508		LSI Industries, Inc	10,084
10,469	*	LSI Logic Corp	94,221
1,123	*	Mattson Technology, Inc	10,466
7,978		Maxim Integrated Products, Inc	244,286
375	*	Maxwell Technologies, Inc	5,231
3,375	*	McData Corp (Class A)	18,731
366	*	Medis Technologies Ltd	6,379
3,609	*	MEMC Electronic Materials, Inc	141,256
597	*	Mercury Computer Systems, Inc	7,976
1,436		Methode Electronics, Inc	15,552
1,757	*	Micrel, Inc	18,940
5,430		Microchip Technology, Inc	177,561
18,229	*	Micron Technology, Inc	254,477
1,829	*	Microsemi Corp	35,940
1,400	*	Microtune, Inc	6,580
2,839	*	Mindspeed Technologies, Inc	5,422
1,154	*	MIPS Technologies, Inc	9,578
696	*	Mobility Electronics, Inc	2,332
3,603		Molex, Inc	113,963
700	*	Monolithic Power Systems, Inc	7,777
867	*	Moog, Inc (Class A)	33,111
603	*	MoSys, Inc	5,578
62,226		Motorola, Inc	1,279,367
2,667	*	MRV Communications, Inc	9,441
300	*	Multi-Fineline Electronix, Inc	6,087
128		National Presto Industries, Inc	7,663
8,503		National Semiconductor Corp	193,018
300	*	Netlogic Microsystems, Inc	6,507
9,543	*	Network Appliance, Inc	374,849
3,326	*	Novellus Systems, Inc	114,481
8,924	*	Nvidia Corp	330,277
1,167	*	Omnivision Technologies, Inc	15,930
3,389	*	ON Semiconductor Corp	25,655
2,142	*	Openwave Systems, Inc	19,771
752	*	Oplink Communications, Inc	15,461
517	*	Optical Communication Products, Inc	848
347	*	OSI Systems, Inc	7,263
400		Park Electrochemical Corp	10,260
474	*	Parkervision, Inc	5,285
271	*	Pericom Semiconductor Corp	3,108
1,081	*	Photronics, Inc	17,664
1,280		Plantronics, Inc	27,136
1,179	*	Plexus Corp	28,155
557	*	PLX Technology, Inc	7,263
4,913	*	PMC - Sierra, Inc	32,966
2,444	*	Polycom, Inc	75,544
391	*	Portalplayer, Inc	5,259
108	*	Powell Industries, Inc	3,410
2,364	*	Power-One, Inc	17,210
2,962	*	Powerwave Technologies, Inc	19,105

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
4,162	*	QLogic Corp	$91,231
42,270		Qualcomm, Inc	1,597,383
1,165	*	Quantum Fuel Systems Technologies Worldwide, Inc	1,864
3,459		RadioShack Corp	58,042
455	*	Radyne Corp	4,887
2,024	*	Rambus, Inc	38,314
354		Raven Industries, Inc	9,487
794		Regal-Beloit Corp	41,693
4,968	*	RF Micro Devices, Inc	33,733
458	*	Rogers Corp	27,091
14,370	*	Sanmina-SCI Corp	49,577
1,640	*	Semtech Corp	21,435
2,200	*	Silicon Image, Inc	27,984
1,289	*	Silicon Laboratories, Inc	44,664
2,309	*	Silicon Storage Technology, Inc	10,414
642	*	Sirenza Microdevices, Inc	5,046
36,213	*	Sirius Satellite Radio, Inc	128,194
3,963	*	Skyworks Solutions, Inc	28,058
850	*	Spansion, Inc (Class A)	12,631
1,075	*	Spectrum Brands, Inc	11,718
398	*	Standard Microsystems Corp	11,136
2,467	*	Stratex Networks, Inc	11,916
200	*	Sunpower Corp (Class A)	7,434
400	*	Supertex, Inc	15,700
5,522	*	Sycamore Networks, Inc	20,763
1,400	*	Symmetricom, Inc	12,488
620	*	Synaptics, Inc	18,408
1,002		Technitrol, Inc	23,938
1,594	*	Tekelec	23,639
991		Teleflex, Inc	63,979
11,241	*	Tellabs, Inc	115,333
1,148	*	Tessera Technologies, Inc	46,310
39,416		Texas Instruments, Inc	1,135,181
1,611	*	Thomas & Betts Corp	76,168
5,130	*	Transmeta Corp	5,694
2,723	*	Transwitch Corp	3,812
1,456	*	Trident Microsystems, Inc	26,470
2,542	*	Triquint Semiconductor, Inc	11,439
1,148	*	TTM Technologies, Inc	13,007
100	*	Ulticom, Inc	959
400	*	Universal Display Corp	6,004
400	*	Universal Electronics, Inc	8,408
2,735	*	Utstarcom, Inc	23,931
1,441	*	Varian Semiconductor Equipment Associates, Inc	65,594
559	*	Viasat, Inc	16,664
270		Vicor Corp	3,000
4,556	*	Vishay Intertechnology, Inc	61,688
392	*	Volterra Semiconductor Corp	5,880
1,812		Whirlpool Corp	150,432
8,756		Xilinx, Inc	208,480
652	*	Zhone Technologies, Inc	854
359	*	Zoltek Cos, Inc	7,062
1,164	*	Zoran Corp	16,971
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	23,974,295

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
ENGINEERING AND MANAGEMENT SERVICES - 0.79%
499	*	Advisory Board Co	$26,716
2,651	*	Amylin Pharmaceuticals, Inc	95,622
1,934	*	Applera Corp (Celera Genomics Group)	27,057
1,473	*	Ariad Pharmaceuticals, Inc	7,571
462		CDI Corp	11,504
9,167	*	Celgene Corp	527,378
304	*	Cornell Cos, Inc	5,572
1,045		Corporate Executive Board Co	91,647
193	*	CRA International, Inc	10,113
1,159	*	CV Therapeutics, Inc	16,180
1,224	*	deCODE genetics, Inc	5,545
656		Diamond Management & Technology Consultants, Inc	8,161
2,311	*	Digitas, Inc	30,991
800	*	Diversa Corp	8,704
1,615	*	eResearch Technology, Inc	10,869
444	*	Essex Corp	10,616
2,026	*	Exelixis, Inc	18,234
338	*	Exponent, Inc	6,307
557	*	First Consulting Group, Inc	7,664
2,206		Fluor Corp	180,120
1,427	*	Gen-Probe, Inc	74,732
1,141	*	Harris Interactive, Inc	5,751
2,568	*	Hewitt Associates, Inc (Class A)	66,126
446	*	Huron Consulting Group, Inc	20,222
1,608	*	ICOS Corp	54,334
1,684	*	Incyte Corp	9,835
688	*	Infrasource Services, Inc	14,978
2,316	*	Isis Pharmaceuticals, Inc	25,754
1,506	*	Jacobs Engineering Group, Inc	122,799
319	*	Kendle International, Inc	10,033
230		Landauer, Inc	12,068
620	*	LECG Corp	11,458
1,784	*	Lexicon Genetics, Inc	6,440
800	*	Lifecell Corp	19,312
563	*	Luminex Corp	7,150
643		MAXIMUS, Inc	19,792
393	*	Maxygen, Inc	4,233
3,141	*	Monogram Biosciences, Inc	5,591
6,083		Moody's Corp	420,092
265	*	MTC Technologies, Inc	6,241
1,022	*	Myriad Genetics, Inc	31,989
1,293	*	Navigant Consulting, Inc	25,550
692	*	Omnicell, Inc	12,892
8,444		Paychex, Inc	333,876
956	*	Per-Se Technologies, Inc	26,558
551	*	PharmaNet Development Group, Inc	12,161
3,874		Quest Diagnostics, Inc	205,322
1,461	*	Regeneron Pharmaceuticals, Inc	29,322
3,534	*	Rentech, Inc	13,323
1,302	*	Resources Connection, Inc	41,456

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
682	*	Rigel Pharmaceuticals, Inc	$8,095
1,800	*	SAIC, Inc	32,022
1,380	*	Savient Pharmaceuticals, Inc	15,470
539	*	Senomyx, Inc	7,002
2,024	*	Shaw Group, Inc	67,804
700	*	Symyx Technologies, Inc	15,113
325	*	Tejon Ranch Co	18,148
1,200	*	Telik, Inc	5,316
1,586	*	Tetra Tech, Inc	28,691
482	*	Trimeris, Inc	6,126
1,320	*	URS Corp	56,562
700	*	Washington Group International, Inc	41,853
1,094		Watson Wyatt & Co Holdings (Class A)	49,394
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	3,107,557

ENVIRONMENTAL QUALITY AND HOUSING - 0.00% **
962	*	Home Solutions of America, Inc	5,637
		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	5,637

FABRICATED METAL PRODUCTS - 0.40%
822	*	Alliant Techsystems, Inc	64,272
298		Ameron International Corp	22,758
919		Aptargroup, Inc	54,258
2,667		Ball Corp	116,281
500		CIRCOR International, Inc	18,395
3,196		Commercial Metals Co	82,457
325	*	Commercial Vehicle Group, Inc	7,085
1,378		Crane Co	50,490
4,184	*	Crown Holdings, Inc	87,529
400		Dynamic Materials Corp	11,240
1,009	*	Griffon Corp	25,730
100		Gulf Island Fabrication, Inc	3,690
12,491		Illinois Tool Works, Inc	576,959
367		Insteel Industries, Inc	6,529
2,538	*	Jacuzzi Brands, Inc	31,547
362	*	Ladish Co, Inc	13,423
201		Lifetime Brands, Inc	3,302
913	*	Mobile Mini, Inc	24,596
2,511		Mueller Water Products, Inc (Class A)	37,339
551	*	NCI Building Systems, Inc	28,514
2,626		Pentair, Inc	82,456
576		Silgan Holdings, Inc	25,298
954		Simpson Manufacturing Co, Inc	30,194
744	*	Smith & Wesson Holding Corp	7,693
1,508		Snap-On, Inc	71,841
2,026	*	Taser International, Inc	15,418
566		Valmont Industries, Inc	31,407
763		Watts Water Technologies, Inc (Class A)	31,367
		TOTAL FABRICATED METAL PRODUCTS	1,562,068

FOOD AND KINDRED PRODUCTS - 2.76%
19,451		Anheuser-Busch Cos, Inc	956,989
16,620		Archer Daniels Midland Co	531,175

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
300	*	Boston Beer Co, Inc (Class A)	$10,794
651	*	Burger King Holdings, Inc	13,736
5,866		Campbell Soup Co	228,129
200		Coca-Cola Bottling Co Consolidated	13,686
51,407		Coca-Cola Co	2,480,388
7,594		Coca-Cola Enterprises, Inc	155,069
13,090		ConAgra Foods, Inc	353,430
5,012	*	Constellation Brands, Inc (Class A)	145,448
1,935		Corn Products International, Inc	66,835
1,501	*	Darling International, Inc	8,271
5,488		Del Monte Foods Co	60,533
401		Diamond Foods, Inc	7,623
300		Farmer Bros Co	6,405
1,356		Flowers Foods, Inc	36,598
8,804		General Mills, Inc	507,110
1,344	*	Gold Kist, Inc	28,251
8,452		H.J. Heinz Co	380,425
1,572	*	Hansen Natural Corp	52,945
4,266		Hershey Co	212,447
1,703		Hormel Foods Corp	63,590
296		Imperial Sugar Co	7,166
568		J&J Snack Foods Corp	23,515
1,464		J.M. Smucker Co	70,960
561	*	Jones Soda Co	6,900
6,175		Kellogg Co	309,121
5,244		Kraft Foods, Inc (Class A)	187,211
532		Lancaster Colony Corp	23,573
991		Lance, Inc	19,899
274	*	M&F Worldwide Corp	6,921
3,222		McCormick & Co, Inc	124,240
239		MGP Ingredients, Inc	5,404
1,229		Molson Coors Brewing Co (Class B)	93,945
283	*	Peet's Coffee & Tea, Inc	7,426
3,429		Pepsi Bottling Group, Inc	105,990
1,453		PepsiAmericas, Inc	30,484
41,659		PepsiCo, Inc	2,605,770
1,022	*	Performance Food Group Co	28,248
358		Premium Standard Farms, Inc	6,648
708	*	Ralcorp Holdings, Inc	36,030
427		Reddy Ice Holdings, Inc	11,025
466		Sanderson Farms, Inc	14,115
19,234		Sara Lee Corp	327,555
2,442	*	Smithfield Foods, Inc	62,662
923		Tootsie Roll Industries, Inc	30,182
1,164		Topps Co, Inc	10,360
784	*	TreeHouse Foods, Inc	24,461
5,837		Tyson Foods, Inc (Class A)	96,019
5,917		Wrigley (Wm.) Jr Co	306,027
		TOTAL FOOD AND KINDRED PRODUCTS	10,901,734

FOOD STORES - 0.24%
35		Arden Group, Inc (Class A)	4,333
453		Great Atlantic & Pacific Tea Co, Inc	11,660

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
636		Ingles Markets, Inc (Class A)	$18,946
18,259		Kroger Co	421,235
839	*	Panera Bread Co (Class A)	46,908
588	*	Pantry, Inc	27,542
1,200	*	Pathmark Stores, Inc	13,380
1,005		Ruddick Corp	27,889
5,098		Supervalu, Inc	182,254
314		Weis Markets, Inc	12,595
3,498		Whole Foods Market, Inc	164,161
665	*	Wild Oats Markets, Inc	9,563
		TOTAL FOOD STORES	940,466

FORESTRY - 0.13%
1,965		Rayonier, Inc	80,663
6,221		Weyerhaeuser Co	439,514
		TOTAL FORESTRY	520,177

FURNITURE AND FIXTURES - 0.31%
856		Ethan Allen Interiors, Inc	30,910
1,351		Furniture Brands International, Inc	21,927
1,706		Herman Miller, Inc	62,030
1,519		Hillenbrand Industries, Inc	86,477
1,341		HNI Corp	59,554
164		Hooker Furniture Corp	2,572
1,255	*	Interface, Inc (Class A)	17,846
4,885		Johnson Controls, Inc	419,719
620		Kimball International, Inc (Class B)	15,066
1,120		La-Z-Boy, Inc	13,294
4,711		Leggett & Platt, Inc	112,593
9,956		Masco Corp	297,386
522		Sealy Corp	7,700
1,137	*	Select Comfort Corp	19,772
340		Stanley Furniture Co, Inc	7,293
1,121	*	Tempur-Pedic International, Inc	22,936
764	*	Williams Scotsman International, Inc	14,990
		TOTAL FURNITURE AND FIXTURES	1,212,065

FURNITURE AND HOME FURNISHINGS STORES - 0.19%
7,082	*	Bed Bath & Beyond, Inc	269,824
4,606		Circuit City Stores, Inc	87,422
707	*	Cost Plus, Inc	7,282
1,692	*	GameStop Corp (Class A)	93,246
672	*	Guitar Center, Inc	30,549
768		Haverty Furniture Cos, Inc	11,366
864		Knoll, Inc	19,008
1,303	*	Mohawk Industries, Inc	97,543
2,367	*	Pier 1 Imports, Inc	14,084
741	*	Restoration Hardware, Inc	6,306
1,989		Steelcase, Inc (Class A)	36,120
668		Tuesday Morning Corp	10,387
2,484		Williams-Sonoma, Inc	78,097
		TOTAL FURNITURE AND HOME FURNISHINGS STORES	761,234

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
GENERAL BUILDING CONTRACTORS - 0.36%
90	*	Avatar Holdings, Inc	$7,277
1,053		Beazer Homes USA, Inc	49,502
344		Brookfield Homes Corp	12,917
165	*	Cavco Industries, Inc	5,782
2,932		Centex Corp	164,984
7,940		DR Horton, Inc	210,331
1,288	*	Hovnanian Enterprises, Inc (Class A)	43,663
2,070		KB Home	106,150
3,324		Lennar Corp (Class A)	174,377
325		Levitt Corp (Class A)	3,978
266		M/I Homes, Inc	10,159
532		McGrath RentCorp	16,295
834		MDC Holdings, Inc	47,580
586	*	Meritage Homes Corp	27,964
120	*	NVR, Inc	77,400
429	*	Palm Harbor Homes, Inc	6,015
514	*	Perini Corp	15,821
5,294		Pulte Homes, Inc	175,337
1,022		Ryland Group, Inc	55,822
1,437		Standard-Pacific Corp	38,497
382		Technical Olympic USA, Inc	3,885
3,278	*	Toll Brothers, Inc	105,650
1,122		Walter Industries, Inc	30,350
909	*	WCI Communities, Inc	17,435
		TOTAL GENERAL BUILDING CONTRACTORS	1,407,171

GENERAL MERCHANDISE STORES - 1.68%
1,137	*	99 Cents Only Stores	13,837
3,096	*	Big Lots, Inc	70,960
1,740	*	BJ's Wholesale Club, Inc	54,131
801	*	Cabela's, Inc	19,328
1,339		Casey's General Stores, Inc	31,533
207	*	Conn's, Inc	4,817
11,963		Costco Wholesale Corp	632,484
1,549		Dillard's, Inc (Class A)	54,169
8,151		Dollar General Corp	130,905
3,892		Family Dollar Stores, Inc	114,152
13,912		Federated Department Stores, Inc	530,465
1,283		Fred's, Inc	15,447
5,870		JC Penney Co, Inc	454,103
373	*	Retail Ventures, Inc	7,102
3,234		Saks, Inc	57,630
556		Stein Mart, Inc	7,373
21,818		Target Corp	1,244,717
11,517		TJX Cos, Inc	328,465
62,171		Wal-Mart Stores, Inc	2,871,057
		TOTAL GENERAL MERCHANDISE STORES	6,642,675

HEALTH SERVICES - 1.46%
1,059	*	Alliance Imaging, Inc	7,042
676	*	Amedisys, Inc	22,220
5,238		AmerisourceBergen Corp	235,500

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
793	*	Amsurg Corp	$18,239
796	*	Apria Healthcare Group, Inc	21,213
500	*	Bio-Reference Labs, Inc	11,245
315		Brookdale Senior Living, Inc	15,120
11,218		Caremark Rx, Inc	640,660
2,793		Cigna Corp	367,475
2,381	*	Community Health Systems, Inc	86,954
135	*	Corvel Corp	6,422
1,241	*	Covance, Inc	73,107
3,958	*	Coventry Health Care, Inc	198,098
941	*	Cross Country Healthcare, Inc	20,533
2,701	*	DaVita, Inc	153,633
1,437	*	Edwards Lifesciences Corp	67,596
604	*	Enzo Biochem, Inc	8,619
2,938	*	Express Scripts, Inc	210,361
817	*	Five Star Quality Care, Inc	9,110
517	*	Genesis HealthCare Corp	24,418
671	*	Gentiva Health Services, Inc	12,789
5,904		Health Management Associates, Inc (Class A)	124,633
867	*	Healthways, Inc	41,365
270	*	Horizon Health Corp	5,284
708	*	Kindred Healthcare, Inc	17,877
3,121	*	Laboratory Corp of America Holdings	229,300
404		LCA-Vision, Inc	13,881
294	*	LHC Group, Inc	8,382
1,383	*	LifePoint Hospitals, Inc	46,607
2,396	*	Lincare Holdings, Inc	95,457
959	*	Magellan Health Services, Inc	41,448
1,789		Manor Care, Inc	83,940
450	*	Matria Healthcare, Inc	12,929
7,616		McKesson Corp	386,131
170	*	Medcath Corp	4,651
7,588	*	Medco Health Solutions, Inc	405,503
175		National Healthcare Corp	9,660
2,300	*	Nektar Therapeutics	34,983
631	*	Odyssey HealthCare, Inc	8,367
2,930		Omnicare, Inc	113,186
1,087		Option Care, Inc	15,490
1,266	*	Pediatrix Medical Group, Inc	61,907
2,609		Pharmaceutical Product Development, Inc	84,062
1,358	*	Psychiatric Solutions, Inc	50,952
400	*	Radiation Therapy Services, Inc	12,608
500	*	RehabCare Group, Inc	7,425
1,449	*	Sierra Health Services, Inc	52,222
610	*	Stereotaxis, Inc	6,295
594	*	Sun Healthcare Group, Inc	7,502
1,145	*	Sunrise Senior Living, Inc	35,174
467	*	Symbion, Inc	8,644
12,116	*	Tenet Healthcare Corp	84,449
2,123	*	Triad Hospitals, Inc	88,805
1,188	*	United Surgical Partners International, Inc	33,680
1,141		Universal Health Services, Inc (Class B)	63,246
309	*	VistaCare, Inc (Class A)	3,136

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
16,097	*	WellPoint, Inc	$1,266,673
		TOTAL HEALTH SERVICES	5,776,208

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.02%
933		Granite Construction, Inc	46,949
529	*	Matrix Service Co	8,517
231	*	Sterling Construction Co, Inc	5,027
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	60,493

HOLDING AND OTHER INVESTMENT OFFICES - 3.33%
690		Acadia Realty Trust	17,264
861	*	Affiliated Managers Group, Inc	90,517
695	*	Affordable Residential Communities LP	8,097
695	v*	Affordable Residential Communities LP	167
496		Agree Realty Corp	17,048
54	*	Alexander's, Inc	22,661
586		Alexandria Real Estate Equities, Inc	58,834
3,428		Allied Capital Corp	112,027
2,246		AMB Property Corp	131,638
400		American Campus Communities, Inc	11,388
3,293		American Financial Realty Trust	37,672
1,135		American Home Mortgage Investment Corp	39,861
4,212		Annaly Mortgage Management, Inc	58,589
1,284		Anthracite Capital, Inc	16,345
1,557		Anworth Mortgage Asset Corp	14,807
2,490		Apartment Investment & Management Co (Class A)	139,490
2,088		Apollo Investment Corp	46,771
197		Arbor Realty Trust, Inc	5,928
5,410		Archstone-Smith Trust	314,916
1,164		Ashford Hospitality Trust, Inc	14,492
1,906		AvalonBay Communities, Inc	247,875
1,443		BioMed Realty Trust, Inc	41,270
2,922		Boston Properties, Inc	326,913
2,273		Brandywine Realty Trust	75,577
1,328		BRE Properties, Inc (Class A)	86,347
1,452		Camden Property Trust	107,230
637		Capital Lease Funding, Inc	7,389
79		Capital Southwest Corp	9,973
373		Capital Trust, Inc (Class A)	18,628
1,657		CBL & Associates Properties, Inc	71,831
777		Cedar Shopping Centers, Inc	12,362
309		CentraCore Properties Trust	9,990
300		Cherokee, Inc	12,873
1,100		Colonial Properties Trust	51,568
336		Compass Diversified Trust	5,762
957		Corporate Office Properties Trust	48,300
936		Cousins Properties, Inc	33,013
2,446		Crescent Real Estate Equities Co	48,309
1,329		Deerfield Triarc Capital Corp	22,500
2,785		Developers Diversified Realty Corp	175,316
1,659		DiamondRock Hospitality Co	29,879
300		Digital Realty Trust, Inc	10,269
1,700		Douglas Emmett, Inc	45,203

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
3,560		Duke Realty Corp	$145,604
570		EastGroup Properties, Inc	30,529
600		Education Realty Trust, Inc	8,862
87	*	Enstar Group, Inc	8,343
663		Entertainment Properties Trust	38,746
1,440		Equity Inns, Inc	22,982
476		Equity Lifestyle Properties, Inc	25,909
9,249		Equity Office Properties Trust	445,524
800		Equity One, Inc	21,328
7,352		Equity Residential	373,114
618		Essex Property Trust, Inc	79,877
1,100		Extra Space Storage, Inc	20,086
1,367		Federal Realty Investment Trust	116,195
1,572		FelCor Lodging Trust, Inc	34,332
1,272		Fieldstone Investment Corp	5,571
1,143		First Industrial Realty Trust, Inc	53,595
423		First Potomac Realty Trust	12,314
1,277		Franklin Street Properties Corp	26,881
3,885		Friedman Billings Ramsey Group, Inc (Class A)	31,080
4,334		General Growth Properties, Inc	226,365
629		Getty Realty Corp	19,436
236		Gladstone Capital Corp	5,631
430		Gladstone Investment Corp	6,583
789		Glimcher Realty Trust	21,074
390		Global Signal, Inc	20,541
800		GMH Communities Trust	8,120
400		Gramercy Capital Corp	12,356
350	*	Harris & Harris Group, Inc	4,232
4,886		Health Care Property Investors, Inc	179,903
1,802		Health Care REIT, Inc	77,522
1,251		Healthcare Realty Trust, Inc	49,465
706		Hersha Hospitality Trust	8,006
1,539		Highland Hospitality Corp	21,931
1,624		Highwoods Properties, Inc	66,194
946		Home Properties, Inc	56,069
1,700		HomeBanc Corp	7,191
1,756		Hospitality Properties Trust	83,463
13,064		Host Marriott Corp	320,721
5,594		HRPT Properties Trust	69,086
2,165		IMPAC Mortgage Holdings, Inc	19,052
1,748		Inland Real Estate Corp	32,723
920		Innkeepers U.S.A. Trust	14,260
1,600		Investors Real Estate Trust	16,416
30,900		iShares Russell 3000 Index Fund	2,535,036
2,822		iStar Financial, Inc	134,948
674		JER Investors Trust, Inc	13,932
800		Kilroy Realty Corp	62,400
5,650		Kimco Realty Corp	253,968
700		Kite Realty Group Trust	13,034
1,771		KKR Financial Corp	47,445
931		LaSalle Hotel Properties	42,686
1,363		Lexington Corporate Properties Trust	30,558
2,152		Liberty Property Trust	105,749

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
597		LTC Properties, Inc	$16,304
1,028		Luminent Mortgage Capital, Inc	9,982
1,853		Macerich Co	160,414
1,407		Mack-Cali Realty Corp	71,757
956		Maguire Properties, Inc	38,240
1,021		Medical Properties Trust, Inc	15,621
2,141		MFA Mortgage Investments, Inc	16,464
569		Mid-America Apartment Communities, Inc	32,570
1,511	*	Mills Corp	30,220
500		MortgageIT Holdings, Inc	7,375
913		National Health Investors, Inc	30,129
1,431		National Retail Properties, Inc	32,841
1,874		Nationwide Health Properties, Inc	56,632
1,272		New Century Financial Corp	40,182
2,873		New Plan Excel Realty Trust	78,950
1,140		Newcastle Investment Corp	35,705
496		Newkirk Realty Trust, Inc	8,948
700		NorthStar Realty Finance Corp	11,599
704		Novastar Financial, Inc	18,762
6,657		NTL, Inc	168,023
1,305		Omega Healthcare Investors, Inc	23,125
509		Parkway Properties, Inc	25,964
1,044		Pennsylvania Real Estate Investment Trust	41,113
4,562		Plum Creek Timber Co, Inc	181,796
1,037		Post Properties, Inc	47,391
1,045		Potlatch Corp	45,792
6,156		Prologis	374,100
437		PS Business Parks, Inc	30,900
3,047		Public Storage, Inc	297,083
731		RAIT Investment Trust	25,205
311		Ramco-Gershenson Properties	11,862
5,957	*	Realogy Corp	180,616
2,302		Realty Income Corp	63,765
2,127		Reckson Associates Realty Corp	96,991
514		Redwood Trust, Inc	29,853
1,682		Regency Centers Corp	131,482
650		Republic Property Trust	7,501
340		Saul Centers, Inc	18,765
1,653		Senior Housing Properties Trust	40,465
5,559		Simon Property Group, Inc	563,071
1,116		SL Green Realty Corp	148,182
368		Sovran Self Storage, Inc	21,079
2,128		Spirit Finance Corp	26,536
478	*	Star Maritime Acquisition Corp	4,689
1,893		Strategic Hotels & Resorts, Inc	41,248
366		Sun Communities, Inc	11,844
1,496		Sunstone Hotel Investors, Inc	39,988
766		Tanger Factory Outlet Centers, Inc	29,935
273		Tarragon Corp	3,322
1,400		Taubman Centers, Inc	71,204
2,881		Thornburg Mortgage, Inc	72,400
1,750		Trustreet Properties, Inc	29,488
3,488		United Dominion Realty Trust, Inc	110,884

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
488		Universal Health Realty Income Trust	$19,022
562		Urstadt Biddle Properties, Inc (Class A)	10,729
1,218		U-Store-It Trust	25,030
2,686		Ventas, Inc	113,672
3,088		Vornado Realty Trust	375,192
1,105		Washington Real Estate Investment Trust	44,200
2,101		Weingarten Realty Investors	96,877
600		Winston Hotels, Inc	7,950
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	13,164,886

HOTELS AND OTHER LODGING PLACES - 0.58%
632		Ameristar Casinos, Inc	19,428
950	*	Aztar Corp	51,699
469	*	Bluegreen Corp	6,017
1,136		Boyd Gaming Corp	51,472
890		Choice Hotels International, Inc	37,469
1,045	*	Gaylord Entertainment Co	53,222
665	*	Great Wolf Resorts, Inc	9,283
9,642		Hilton Hotels Corp	336,506
243	*	Isle of Capri Casinos, Inc	6,459
3,584	*	Las Vegas Sands Corp	320,696
530	*	Lodgian, Inc	7,208
485		Marcus Corp	12,406
8,614		Marriott International, Inc (Class A)	411,060
3,085	*	MGM Mirage	176,925
268	*	Monarch Casino & Resort, Inc	6,400
464	*	Morgans Hotel Group Co	7,856
300	*	Riviera Holdings Corp	7,248
5,427		Starwood Hotels & Resorts Worldwide, Inc	339,188
1,308		Station Casinos, Inc	106,824
720	*	Trump Entertainment Resorts, Inc	13,133
796	*	Vail Resorts, Inc	35,677
5,086	*	Wyndham Worldwide Corp	162,854
1,247		Wynn Resorts Ltd	117,031
		TOTAL HOTELS AND OTHER LODGING PLACES	2,296,061

INDUSTRIAL MACHINERY AND EQUIPMENT - 7.35%
19,064		3M Co	1,485,658
128		Aaon, Inc	3,364
696		Actuant Corp (Class A)	33,164
2,424	*	AGCO Corp	74,999
741		Albany International Corp (Class A)	24,386
359	*	Allis-Chalmers Energy, Inc	8,271
4,397		American Standard Cos, Inc	201,602
190		Ampco-Pittsburgh Corp	6,361
35,179		Applied Materials, Inc	649,053
455	*	Astec Industries, Inc	15,971
354	*	ASV, Inc	5,760
1,413	*	Asyst Technologies, Inc	10,329
2,844	*	Axcelis Technologies, Inc	16,581
1,861		Black & Decker Corp	148,824
472		Black Box Corp	19,819
776	*	Blount International, Inc	10,445

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,362		Briggs & Stratton Corp	$36,706
2,121	*	Brooks Automation, Inc	30,542
796		Bucyrus International, Inc (Class A)	41,201
813		Carlisle Cos, Inc	63,821
328		Cascade Corp	17,351
16,885		Caterpillar, Inc	1,035,557
1,514		CDW Corp	106,464
2,247	*	Cirrus Logic, Inc	15,459
465	*	Columbus McKinnon Corp	9,774
1,196		Cummins, Inc	141,343
1,061		Curtiss-Wright Corp	39,342
1,006	*	Cymer, Inc	44,214
5,856		Deere & Co	556,730
58,415	*	Dell, Inc	1,465,632
1,867		Diebold, Inc	87,002
1,931		Donaldson Co, Inc	67,025
5,106		Dover Corp	250,296
802	*	Dresser-Rand Group, Inc	19,625
576	*	Dril-Quip, Inc	22,556
3,825		Eaton Corp	287,411
1,285	*	Electronics for Imaging, Inc	34,155
55,977	*	EMC Corp	738,896
1,918	*	Emulex Corp	37,420
549	*	EnPro Industries, Inc	18,232
3,733	*	Entegris, Inc	40,391
2,903	*	Extreme Networks, Inc	12,164
368	*	Flanders Corp	3,643
1,341	*	Flowserve Corp	67,680
1,696	*	FMC Technologies, Inc	104,524
1,308	*	Gardner Denver, Inc	48,801
6,285	*	Gateway, Inc	12,633
261	*	Gehl Co	7,185
262,634	d	General Electric Co	9,772,611
996	*	Global Imaging Systems, Inc	21,862
602	*	Goodman Global, Inc	10,354
156		Gorman-Rupp Co	5,767
1,799		Graco, Inc	71,276
3,382	*	Grant Prideco, Inc	134,502
70,658		Hewlett-Packard Co	2,910,403
465	*	Hydril	34,963
1,320		IDEX Corp	62,581
1,307	*	Intermec, Inc	31,721
39,122		International Business Machines Corp	3,800,702
8,569		International Game Technology	395,888
471	*	Intevac, Inc	12,222
4,717		Jabil Circuit, Inc	115,802
3,127		Joy Global, Inc	151,159
277	*	Kadant, Inc	6,753
816		Kaydon Corp	32,428
1,026		Kennametal, Inc	60,380
700	*	Komag, Inc	26,516
1,778	*	Kulicke & Soffa Industries, Inc	14,935
3,482	*	Lam Research Corp	176,259

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
264	*	LB Foster Co (Class A)	$6,840
1,559		Lennox International, Inc	47,721
2,577	*	Lexmark International, Inc (Class A)	188,636
347		Lindsay Manufacturing Co	11,330
400		Lufkin Industries, Inc	23,232
1,577		Manitowoc Co, Inc	93,721
987	*	Micros Systems, Inc	52,015
126	*	Middleby Corp	13,188
907		Modine Manufacturing Co	22,702
142		Nacco Industries, Inc (Class A)	19,397
375	*	NATCO Group, Inc (Class A)	11,955
909	*	Netgear, Inc	23,861
286		NN, Inc	3,555
806		Nordson Corp	40,163
1,282	*	Oil States International, Inc	41,319
3,241		Pall Corp	111,977
2,354	*	Palm, Inc	33,168
3,006		Parker Hannifin Corp	231,101
1,062	*	Paxar Corp	24,490
590	*	ProQuest Co	6,166
3,577	*	Quantum Corp	8,299
714	*	Rackable Systems, Inc	22,113
535	*	RBC Bearings, Inc	15,333
115		Robbins & Myers, Inc	5,281
4,481		Rockwell Automation, Inc	273,699
3,122	*	Safeguard Scientifics, Inc	7,555
5,616	*	SanDisk Corp	241,656
270		Sauer-Danfoss, Inc	8,708
706	*	Scansource, Inc	21,462
1,684	*	Scientific Games Corp (Class A)	50,907
200	*	Semitool, Inc	2,662
571	*	Sigma Designs, Inc	14,532
5,444		Smith International, Inc	223,585
23,271	*	Solectron Corp	74,933
1,571		SPX Corp	96,082
344		Standex International Corp	10,365
2,097		Stanley Works	105,458
6,474	*	Symbol Technologies, Inc	96,722
367	*	Tecumseh Products Co (Class A)	6,202
468		Tennant Co	13,572
2,594	*	Terex Corp	167,521
2,153		Timken Co	62,825
989		Toro Co	46,117
341	*	TurboChef Technologies, Inc	5,804
810	*	Ultratech, Inc	10,109
1,608	*	VA Software Corp	8,088
3,245	*	Varian Medical Systems, Inc	154,365
1,003	*	VeriFone Holdings, Inc	35,506
719		Watsco, Inc	33,908
5,786	*	Western Digital Corp	118,382
900		Woodward Governor Co	35,739
1,879	*	Zebra Technologies Corp (Class A)	65,370
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	29,076,843

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
INSTRUMENTS AND RELATED PRODUCTS - 4.21%
492	*	Abaxis, Inc	$9,471
429	*	Abiomed, Inc	6,049
1,470	*	Advanced Medical Optics, Inc	51,744
1,784	*	Affymetrix, Inc	41,139
10,763	*	Agilent Technologies, Inc	375,091
1,500	*	Align Technology, Inc	20,955
3,774		Allergan, Inc	451,899
1,794	*	American Medical Systems Holdings, Inc	33,225
214	*	American Science & Engineering, Inc	12,735
360		Analogic Corp	20,210
700	*	Anaren, Inc	12,432
310	*	Angiodynamics, Inc	6,662
4,635		Applera Corp (Applied Biosystems Group)	170,058
232	*	Argon ST, Inc	4,997
785	*	Armor Holdings, Inc	43,057
547		Arrow International, Inc	19,353
700	*	Arthrocare Corp	27,944
449	*	Aspect Medical Systems, Inc	8,446
288		Badger Meter, Inc	7,978
2,573		Bard (C.R.), Inc	213,482
1,394		Bausch & Lomb, Inc	72,572
16,606		Baxter International, Inc	770,352
1,612		Beckman Coulter, Inc	96,398
6,185		Becton Dickinson & Co	433,878
6,152		Biomet, Inc	253,893
432	*	Bio-Rad Laboratories, Inc (Class A)	35,649
365	*	Biosite, Inc	17,830
31,430	*	Boston Scientific Corp	539,967
446	*	Bruker BioSciences Corp	3,349
414	*	Candela Corp	5,121
1,175	*	Cepheid, Inc	9,988
708	*	Cerus Corp	4,149
793	*	Coherent, Inc	25,035
475		Cohu, Inc	9,576
987	*	Conmed Corp	22,819
1,094		Cooper Cos, Inc	48,683
2,710	*	Credence Systems Corp	14,092
555	*	Cyberonics, Inc	11,455
5,955		Danaher Corp	431,380
446		Datascope Corp	16,252
3,900		Dentsply International, Inc	116,415
931	*	Depomed, Inc	3,212
440	*	DexCom, Inc	4,338
526	*	Dionex Corp	29,829
503	*	DJ Orthopedics, Inc	21,538
992		DRS Technologies, Inc	52,259
7,483		Eastman Kodak Co	193,061
656		EDO Corp	15,573
600	*	ESCO Technologies, Inc	27,264
565	*	Esterline Technologies Corp	22,730
127	*	ev3, Inc	2,188

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
245	*	Excel Technology, Inc	$6,270
815	*	FEI Co	21,492
1,894	*	Flir Systems, Inc	60,286
1,180	*	Formfactor, Inc	43,955
1,212	*	Fossil, Inc	27,367
357	*	Foxhollow Technologies, Inc	7,704
675	*	Haemonetics Corp	30,389
888	*	HealthTronics, Inc	5,914
463	*	Herley Industries, Inc	7,496
1,179	*	Hologic, Inc	55,743
283	*	ICU Medical, Inc	11,512
511	*	I-Flow Corp	7,639
600	*	II-VI, Inc	16,764
1,080	*	Illumina, Inc	42,455
1,834	*	Input/Output, Inc	24,997
454	*	Integra LifeSciences Holdings Corp	19,336
343	*	Intralase Corp	7,676
937	*	Intuitive Surgical, Inc	89,858
737		Invacare Corp	18,093
900	*	Ionatron, Inc	3,690
420	*	IRIS International, Inc	5,313
593	*	Itron, Inc	30,741
995	*	Ixia	9,552
74,636		Johnson & Johnson	4,927,469
207	*	Kensey Nash Corp	6,583
4,943		Kla-Tencor Corp	245,914
2,526	*	Kopin Corp	9,018
1,137	*	Kyphon, Inc	45,935
1,243	*	L-1 Identity Solutions, Inc	18,807
1,706	*	LTX Corp	9,554
293	*	Measurement Specialties, Inc	6,341
233	*	Medical Action Industries, Inc	7,512
30,462		Medtronic, Inc	1,630,022
1,051		Mentor Corp	51,362
814	*	Merit Medical Systems, Inc	12,894
1,091	*	Mettler-Toledo International, Inc	86,025
1,370	*	Millipore Corp	91,242
801		Mine Safety Appliances Co	29,357
854	*	MKS Instruments, Inc	19,283
369	*	Molecular Devices Corp	7,775
404		Movado Group, Inc	11,716
609		MTS Systems Corp	23,520
1,411		National Instruments Corp	38,436
475	*	Natus Medical, Inc	7,890
200	*	Neurometrix, Inc	2,982
1,300	*	Newport Corp	27,235
855	*	NuVasive, Inc	19,751
609		Oakley, Inc	12,217
99	*	OYO Geospace Corp	5,751
446	*	Palomar Medical Technologies, Inc	22,599
3,347		PerkinElmer, Inc	74,404
500	*	Photon Dynamics, Inc	5,845
5,539		Pitney Bowes, Inc	255,846

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
677		PolyMedica Corp	$27,358
1,950	*	Resmed, Inc	95,979
1,862	*	Respironics, Inc	70,291
4,214		Rockwell Collins, Inc	266,704
311	*	Rofin-Sinar Technologies, Inc	18,803
2,220		Roper Industries, Inc	111,533
814	*	Rudolph Technologies, Inc	12,959
1,331	*	Sirf Technology Holdings, Inc	33,967
432		Sirona Dental Systems, Inc	16,636
491	*	Sonic Solutions, Inc	8,003
600	*	SonoSite, Inc	18,558
784	*	Spectranetics Corp	8,851
9,176	*	St. Jude Medical, Inc	335,475
1,571		STERIS Corp	39,542
7,542		Stryker Corp	415,640
892	*	Symmetry Medical, Inc	12,336
1,152	*	Techne Corp	63,878
2,257		Tektronix, Inc	65,837
901	*	Teledyne Technologies, Inc	36,157
5,161	*	Teradyne, Inc	77,209
10,566	*	Thermo Electron Corp	478,534
1,256	*	ThermoGenesis Corp	5,413
1,349	*	Thoratec Corp	23,715
1,427	*	Trimble Navigation Ltd	72,392
152		United Industrial Corp	7,714
804	*	Varian, Inc	36,011
647	*	Veeco Instruments, Inc	12,118
702	*	Ventana Medical Systems, Inc	30,207
1,005	*	Viasys Healthcare, Inc	27,959
400	*	Vital Images, Inc	13,920
178		Vital Signs, Inc	8,886
2,546	*	Waters Corp	124,678
754	*	Wright Medical Group, Inc	17,553
23,280	*	Xerox Corp	394,596
544		X-Rite, Inc	6,691
300		Young Innovations, Inc	9,990
6,214	*	Zimmer Holdings, Inc	487,053
300	*	Zoll Medical Corp	17,472
471	*	Zygo Corp	7,748
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	16,633,665

INSURANCE AGENTS, BROKERS AND SERVICE - 0.43%
8,065		AON Corp	285,017
2,944		Brown & Brown, Inc	83,050
454		Clark, Inc	7,550
364		Crawford & Co (Class B)	2,657
2,498		Gallagher (Arthur J.) & Co	73,816
7,589		Hartford Financial Services Group, Inc	708,130
977		Hilb Rogal & Hobbs Co	41,151
229		James River Group, Inc	7,401
14,038		Marsh & McLennan Cos, Inc	430,405
917		National Financial Partners Corp	40,320
993	*	USI Holdings Corp	15,252
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,694,749

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
INSURANCE CARRIERS - 4.59%
637		21st Century Insurance Group	$11,243
13,336		Aetna, Inc	575,848
400		Affirmative Insurance Holdings, Inc	6,508
12,474		Aflac, Inc	573,804
988		Alfa Corp	18,584
110	*	Alleghany Corp	39,996
16,003		Allstate Corp	1,041,955
2,628		Ambac Financial Group, Inc	234,076
1,449		American Equity Investment Life Holding Co	18,880
2,047		American Financial Group, Inc	73,508
55,663		American International Group, Inc	3,988,811
259		American National Insurance Co	29,554
450	*	American Physicians Capital, Inc	18,018
1,329	*	AMERIGROUP Corp	47,698
723	*	Argonaut Group, Inc	25,204
3,189		Assurant, Inc	176,192
437		Baldwin & Lyons, Inc (Class B)	11,161
426		Bristol West Holdings, Inc	6,744
1,142	*	Centene Corp	28,059
10,346		Chubb Corp	547,407
3,818		Cincinnati Financial Corp	172,994
643	*	CNA Financial Corp	25,926
362	*	CNA Surety Corp	7,783
1,312		Commerce Group, Inc	39,032
3,868	*	Conseco, Inc	77,283
1,095		Delphi Financial Group, Inc (Class A)	44,304
652		Direct General Corp	13,457
156		Donegal Group, Inc (Class A)	3,056
100		EMC Insurance Group, Inc	3,412
1,223		Erie Indemnity Co (Class A)	70,910
572		FBL Financial Group, Inc (Class A)	22,354
5,446		Fidelity National Title Group, Inc (Class A)	130,050
576	*	First Acceptance Corp	6,175
2,132		First American Corp	86,730
226	*	Fpic Insurance Group, Inc	8,807
11,467		Genworth Financial, Inc (Class A)	392,286
101		Great American Financial Resources, Inc	2,328
1,381		Hanover Insurance Group, Inc	67,393
475		Harleysville Group, Inc	16,540
2,843		HCC Insurance Holdings, Inc	91,232
2,813	*	Health Net, Inc	136,881
701	*	HealthExtras, Inc	16,894
481	*	Healthspring, Inc	9,788
887		Horace Mann Educators Corp	17,917
4,145	*	Humana, Inc	229,260
180		Independence Holding Co	3,929
582		Infinity Property & Casualty Corp	28,163
91		Kansas City Life Insurance Co	4,557
473		LandAmerica Financial Group, Inc	29,851
4,218		Leucadia National Corp	118,948

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
7,061		Lincoln National Corp	$468,850
11,041		Loews Corp	457,870
256	*	Markel Corp	122,906
3,328		MBIA, Inc	243,144
667	*	Meadowbrook Insurance Group, Inc	6,597
553		Mercury General Corp	29,160
11,647		Metlife, Inc	687,289
2,059		MGIC Investment Corp	128,770
306		Midland Co	12,837
200	*	Molina Healthcare, Inc	6,502
410		National Interstate Corp	9,963
59		National Western Life Insurance Co (Class A)	13,578
1,262		Nationwide Financial Services, Inc (Class A)	68,400
300	*	Navigators Group, Inc	14,454
151		NYMAGIC, Inc	5,527
329		Odyssey Re Holdings Corp	12,272
1,636		Ohio Casualty Corp	48,769
5,743		Old Republic International Corp	133,697
1,344	*	Philadelphia Consolidated Holding Co	59,889
2,899		Phoenix Cos, Inc	46,065
1,362	*	PMA Capital Corp (Class A)	12,558
2,108		PMI Group, Inc	99,434
370		Presidential Life Corp	8,122
6,951		Principal Financial Group	408,024
741	*	ProAssurance Corp	36,991
19,806		Progressive Corp	479,701
1,641		Protective Life Corp	77,948
12,403		Prudential Financial, Inc	1,064,922
2,026		Radian Group, Inc	109,222
834		Reinsurance Group Of America, Inc	46,454
488		RLI Corp	27,533
2,979		Safeco Corp	186,336
282		Safety Insurance Group, Inc	14,300
259	*	SCPIE Holdings, Inc	6,770
500	*	SeaBright Insurance Holdings, Inc	9,005
742		Selective Insurance Group, Inc	42,509
17,499		St. Paul Travelers Cos, Inc	939,521
1,458		Stancorp Financial Group, Inc	65,683
374		State Auto Financial Corp	12,989
432		Stewart Information Services Corp	18,732
2,491		Torchmark Corp	158,826
435		Tower Group, Inc	13,515
598		Transatlantic Holdings, Inc	37,136
263	*	Triad Guaranty, Inc	14,431
398		United Fire & Casualty Co	14,030
34,073		UnitedHealth Group, Inc	1,830,742
1,256		Unitrin, Inc	62,938
650	*	Universal American Financial Corp	12,116
7,761		UnumProvident Corp	161,274
4,018		W.R. Berkley Corp	138,661
844	*	WellCare Health Plans, Inc	58,152
20		Wesco Financial Corp	9,200
951		Zenith National Insurance Corp	44,611
		TOTAL INSURANCE CARRIERS	18,150,415

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
JUSTICE, PUBLIC ORDER AND SAFETY - 0.02%
1,552	*	Corrections Corp of America	$70,197
600	*	Geo Group, Inc	22,512
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	92,709

LEATHER AND LEATHER PRODUCTS - 0.14%
9,750	*	Coach, Inc	418,860
254	*	CROCS, Inc	10,973
646	*	Genesco, Inc	24,096
914	*	Iconix Brand Group, Inc	17,722
402		Steven Madden Ltd	14,106
1,374	*	Timberland Co (Class A)	43,391
150		Weyco Group, Inc	3,728
1,306		Wolverine World Wide, Inc	37,247
		TOTAL LEATHER AND LEATHER PRODUCTS	570,123

LEGAL SERVICES - 0.01%
1,106	*	FTI Consulting, Inc	30,846
162	*	Pre-Paid Legal Services, Inc	6,339
		TOTAL LEGAL SERVICES	37,185

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
1,998		Laidlaw International, Inc	60,799
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	60,799

LUMBER AND WOOD PRODUCTS - 0.03%
174		American Woodmark Corp	7,282
2,253	*	Champion Enterprises, Inc	21,088
347		Deltic Timber Corp	19,356
2,601		Louisiana-Pacific Corp	56,000
134		Skyline Corp	5,389
458		Universal Forest Products, Inc	21,352
		TOTAL LUMBER AND WOOD PRODUCTS	130,467

METAL MINING - 0.40%
1,204		Cleveland-Cliffs, Inc	58,322
6,691	*	Coeur d'Alene Mines Corp	33,120
1,177		Foundation Coal Holdings, Inc	37,382
4,863		Freeport-McMoRan Copper & Gold, Inc (Class B)	271,015
2,577	*	Hecla Mining Co	19,740
10,558		Newmont Mining Corp	476,694
5,166		Phelps Dodge Corp	618,474
1,110	*	Rosetta Resources, Inc	20,724
429		Royal Gold, Inc	15,435
394		Southern Copper Corp	21,233
702	*	Stillwater Mining Co	8,768
		TOTAL METAL MINING	1,580,907

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.23%
870		Blyth, Inc	18,053
1,930		Callaway Golf Co	27,811

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,004		Daktronics, Inc	$36,997
3,689		Fortune Brands, Inc	315,004
4,349		Hasbro, Inc	118,510
815	*	Jakks Pacific, Inc	17,800
1,500	*	K2, Inc	19,785
9,761		Mattel, Inc	221,184
699		Nautilus, Inc	9,786
1,187	*	Progressive Gaming International Corp	10,766
537	*	RC2 Corp	23,628
239	*	Russ Berrie & Co, Inc	3,693
1,005	*	Shuffle Master, Inc	26,331
189	*	Steinway Musical Instruments, Inc	5,868
1,163		Yankee Candle Co, Inc	39,868
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	895,084

MISCELLANEOUS RETAIL - 1.22%
1,405	*	1-800-FLOWERS.COM, Inc (Class A)	8,655
564	*	AC Moore Arts & Crafts, Inc	12,222
7,951	*	Amazon.com, Inc	313,746
1,303		Barnes & Noble, Inc	51,742
10,147		Best Buy Co, Inc	499,131
500		Big 5 Sporting Goods Corp	12,210
389	*	Blue Nile, Inc	14,350
369		Books-A-Million, Inc	8,369
1,498		Borders Group, Inc	33,480
388	*	Build-A-Bear Workshop, Inc	10,872
681		Cash America International, Inc	31,939
1,324	*	CKX, Inc	15,531
1,531	*	Coldwater Creek, Inc	37,540
20,536		CVS Corp	634,768
511	*	dELiA*s, Inc	5,360
844	*	Dick's Sporting Goods, Inc	41,348
2,556	*	Dollar Tree Stores, Inc	76,936
1,400	*	Drugstore.com, Inc	5,124
930	*	Ezcorp, Inc (Class A)	15,113
1,021	*	GSI Commerce, Inc	19,144
988	*	Hibbett Sporting Goods, Inc	30,164
819		Longs Drug Stores Corp	34,709
980		MSC Industrial Direct Co (Class A)	38,367
829	*	Nutri/System, Inc	52,550
7,231	*	Office Depot, Inc	276,007
1,867		OfficeMax, Inc	92,697
306	*	Overstock.com, Inc	4,835
3,618		Petsmart, Inc	104,415
719	*	Priceline.com, Inc	31,356
12,886	*	Rite Aid Corp	70,100
2,102	*	Sears Holdings Corp	352,989
490	*	Stamps.com, Inc	7,718
18,399		Staples, Inc	491,253
3,683		Tiffany & Co	144,521
394	*	Valuevision International, Inc (Class A)	5,177
25,480		Walgreen Co	1,169,277
606		World Fuel Services Corp	26,943

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,236	*	Zale Corp	$34,868
373	*	Zumiez, Inc	11,018
		TOTAL MISCELLANEOUS RETAIL	4,826,544

MOTION PICTURES - 1.55%
1,023	*	Avid Technology, Inc	38,117
4,898	*	Blockbuster, Inc (Class A)	25,910
216		Carmike Cinemas, Inc	4,404
17,041		CBS Corp (Class B)	531,338
2,338	*	Denny's Corp	11,012
7,297	*	Discovery Holding Co (Class A)	117,409
1,054	*	DreamWorks Animation SKG, Inc (Class A)	31,082
407	*	Gaiam, Inc (Class A)	5,568
1,186	*	Macrovision Corp	33,516
58,436		News Corp (Class A)	1,255,205
1,631		Regal Entertainment Group (Class A)	34,773
2,657	*	Time Warner Telecom, Inc (Class A)	52,954
100,628		Time Warner, Inc	2,191,678
52,587		Walt Disney Co	1,802,156
		TOTAL MOTION PICTURES	6,135,122

NONDEPOSITORY INSTITUTIONS - 1.81%
513	*	Accredited Home Lenders Holding Co	13,995
1,900		Advance America Cash Advance Centers, Inc	27,835
391		Advanta Corp (Class B)	17,059
3,441		American Capital Strategies Ltd	159,181
27,232		American Express Co	1,652,165
3,209	*	AmeriCredit Corp	80,771
977		Ares Capital Corp	18,670
261		Asta Funding, Inc	7,945
10,052		Capital One Financial Corp	772,195
2,310		CapitalSource, Inc	63,086
1,377		CharterMac	29,564
4,946		CIT Group, Inc	275,838
629	*	CompuCredit Corp	25,040
15,292		Countrywide Financial Corp	649,145
245	*	Credit Acceptance Corp	8,166
2,470	*	Doral Financial Corp	7,089
24,443		Fannie Mae	1,451,670
210		Federal Agricultural Mortgage Corp (Class C)	5,697
661		Financial Federal Corp	19,440
660	*	First Cash Financial Services, Inc	17,074
1,180		First Marblehead Corp	64,487
17,440		Freddie Mac	1,184,176
1,184	*	INVESTools, Inc	16,327
1,244		MCG Capital Corp	25,278
370		Medallion Financial Corp	4,577
451	*	Nelnet, Inc (Class A)	12,339
458		NGP Capital Resources Co	7,672
815	*	Ocwen Financial Corp	12,926
10,408		SLM Corp	507,598
27		Student Loan Corp	5,597
503		Technology Investment Capital Corp	8,118

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
259	*	United PanAm Financial Corp	$3,564
401	*	World Acceptance Corp	18,827
		TOTAL NONDEPOSITORY INSTITUTIONS	7,173,111

NONMETALLIC MINERALS, EXCEPT FUELS - 0.08%
401		AMCOL International Corp	11,124
831		Compass Minerals International, Inc	26,226
1,127		Florida Rock Industries, Inc	48,517
2,498		Vulcan Materials Co	224,495
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	310,362

OIL AND GAS EXTRACTION - 1.68%
11,637		Anadarko Petroleum Corp	506,442
278	*	Arena Resources, Inc	11,873
561	*	Atlas America, Inc	28,594
470	*	ATP Oil & Gas Corp	18,598
724	*	Atwood Oceanics, Inc	35,454
1,725	*	Aurora Oil & Gas Corp	5,537
8,204		Baker Hughes, Inc	612,511
318	*	Basic Energy Services, Inc	7,839
803		Berry Petroleum Co (Class A)	24,901
737	*	Bill Barrett Corp	20,054
7,534		BJ Services Co	220,897
436	*	Bois d'Arc Energy, Inc	6,379
625	*	Brigham Exploration Co	4,569
300	*	Bronco Drilling Co, Inc	5,157
353	*	Callon Petroleum Co	5,306
2,994	*	Cameron International Corp	158,832
498	*	Carrizo Oil & Gas, Inc	14,452
1,459	*	Cheniere Energy, Inc	42,121
10,109		Chesapeake Energy Corp	293,666
2,117		Cimarex Energy Co	77,271
92	*	Clayton Williams Energy, Inc	3,341
718	*	CNX Gas Corp	18,309
675	*	Complete Production Services, Inc	14,310
1,066	*	Comstock Resources, Inc	33,110
190	*	Dawson Geophysical Co	6,922
1,045		Delta & Pine Land Co	42,270
1,376	*	Delta Petroleum Corp	31,868
3,080	*	Denbury Resources, Inc	85,593
1,444		Diamond Offshore Drilling, Inc	115,433
365	*	Edge Petroleum Corp	6,658
1,281	*	Encore Acquisition Co	31,423
870	*	Energy Partners Ltd	21,245
3,945		ENSCO International, Inc	197,487
2,978		Equitable Resources, Inc	124,332
1,000	*	EXCO Resources, Inc	16,910
737	*	Exploration Co of Delaware, Inc	9,832
1,291	*	Forest Oil Corp	42,190
1,694	*	Gasco Energy, Inc	4,150
2,243	*	Global Industries Ltd	29,249
206	*	GMX Resources, Inc	7,313
273	*	Goodrich Petroleum Corp	9,877

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
4,422	*	Grey Wolf, Inc	$30,335
25,952		Halliburton Co	805,810
2,636	*	Hanover Compressor Co	49,794
1,312	*	Harvest Natural Resources, Inc	13,947
2,355	*	Helix Energy Solutions Group, Inc	73,876
2,566		Helmerich & Payne, Inc	62,790
519	*	Hercules Offshore, Inc	14,999
808	*	Houston Exploration Co	41,838
1,881	*	Mariner Energy, Inc	36,868
716	*	McMoRan Exploration Co	10,182
1,700	*	Meridian Resource Corp	5,253
410	*	Metretek Technologies, Inc	5,051
4,485	*	National Oilwell Varco, Inc	274,392
1,860	*	Newpark Resources, Inc	13,411
1,358	*	Oceaneering International, Inc	53,913
793	*	Parallel Petroleum Corp	13,933
2,546	*	Parker Drilling Co	20,801
4,247		Patterson-UTI Energy, Inc	98,658
144	v*	PetroCorp	(0)
4,209	*	PetroHawk Energy Corp	48,404
421	*	Petroleum Development Corp	18,124
1,072	*	Petroquest Energy, Inc	13,657
1,074	*	Pioneer Drilling Co	14,263
3,400		Pioneer Natural Resources Co	134,946
2,021	*	Plains Exploration & Production Co	96,058
1,361		Pogo Producing Co	65,927
4,125	*	Pride International, Inc	123,791
497	*	Quest Resource Corp	5,020
1,611	*	Quicksilver Resources, Inc	58,946
3,394		Range Resources Corp	93,199
2,739		Rowan Cos, Inc	90,935
831		RPC, Inc	14,027
525	*	SEACOR Holdings, Inc	52,049
4,404	*	Southwestern Energy Co	154,360
1,510		St. Mary Land & Exploration Co	55,628
607	*	Stone Energy Corp	21,457
884	*	Sulphco, Inc	4,172
2,135	*	Superior Energy Services	69,772
288	*	Superior Well Services, Inc	7,361
743	*	Swift Energy Co	33,294
790	*	Syntroleum Corp	2,733
1,686	*	Tetra Technologies, Inc	43,128
1,559		Tidewater, Inc	75,393
1,595	*	Todco	54,501
565	*	Toreador Resources Corp	14,560
1,788	*	Transmeridian Exploration, Inc	6,169
302	*	Trico Marine Services, Inc	11,570
341	*	Union Drilling, Inc	4,801
1,202	*	Unit Corp	58,237
1,473	*	Vaalco Energy, Inc	9,943
838	*	Veritas DGC, Inc	71,758
335		W&T Offshore, Inc	10,291
1,376	*	Warren Resources, Inc	16,127

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
822	*	W-H Energy Services, Inc	$40,023
955	*	Whiting Petroleum Corp	44,503
9,407		XTO Energy, Inc	442,599
		TOTAL OIL AND GAS EXTRACTION	6,659,852

PAPER AND ALLIED PRODUCTS - 0.52%
2,562		Bemis Co	87,057
1,495		Bowater, Inc	33,638
827	*	Buckeye Technologies, Inc	9,907
696	*	Caraustar Industries, Inc	5,631
1,296	*	Cenveo, Inc	27,475
780		Chesapeake Corp	13,276
1,264		Glatfelter	19,592
2,067	*	Graphic Packaging Corp	8,950
400		Greif, Inc (Class A)	47,360
11,924		International Paper Co	406,608
11,567		Kimberly-Clark Corp	785,978
1,760		Longview Fibre Co	38,632
4,536		MeadWestvaco Corp	136,352
921	*	Mercer International, Inc	10,932
406		Neenah Paper, Inc	14,340
1,682		Packaging Corp of America	37,172
1,450	*	Playtex Products, Inc	20,866
826		Rock-Tenn Co (Class A)	22,393
456		Schweitzer-Mauduit International, Inc	11,879
6,769	*	Smurfit-Stone Container Corp	71,481
2,474		Sonoco Products Co	94,160
2,850		Temple-Inland, Inc	131,186
1,197		Wausau Paper Corp	17,943
		TOTAL PAPER AND ALLIED PRODUCTS	2,052,808

PERSONAL SERVICES - 0.16%
3,588		Cintas Corp	142,479
576	*	Coinstar, Inc	17,608
554		G & K Services, Inc (Class A)	21,545
8,328		H&R Block, Inc	191,877
800		Jackson Hewitt Tax Service, Inc	27,176
1,185		Regis Corp	46,855
1,891	*	Sally Beauty Holdings, Inc	14,750
8,069		Service Corp International	82,707
241		Unifirst Corp	9,257
1,182		Weight Watchers International, Inc	62,090
		TOTAL PERSONAL SERVICES	616,344

PETROLEUM AND COAL PRODUCTS - 6.29%
313		Alon USA Energy, Inc	8,235
8,352		Apache Corp	555,492
1,595		Ashland, Inc	110,342
1,179		Cabot Oil & Gas Corp	71,506
55,918		Chevron Corp	4,111,651
41,709		ConocoPhillips	3,000,963
11,155		Devon Energy Corp	748,277
524		ElkCorp	21,531

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
6,086		EOG Resources, Inc	$380,071
152,786		Exxon Mobil Corp	11,707,991
2,800		Frontier Oil Corp	80,472
377	*	Giant Industries, Inc	28,256
952	*	Headwaters, Inc	22,810
6,192		Hess Corp	306,937
1,200		Holly Corp	61,680
9,163		Marathon Oil Corp	847,578
4,816		Murphy Oil Corp	244,894
3,192	*	Newfield Exploration Co	146,672
4,584		Noble Energy, Inc	224,937
21,602		Occidental Petroleum Corp	1,054,826
3,342		Sunoco, Inc	208,407
1,826		Tesoro Corp	120,096
15,585		Valero Energy Corp	797,329
552		WD-40 Co	19,248
410		Western Refining, Inc	10,439
		TOTAL PETROLEUM AND COAL PRODUCTS	24,890,640

PRIMARY METAL INDUSTRIES - 0.88%
2,561	*	AK Steel Holding Corp	43,281
22,061		Alcoa, Inc	662,051
2,590		Allegheny Technologies, Inc	234,861
1,171		Belden CDT, Inc	45,774
472	*	Brush Engineered Materials, Inc	15,939
658		Carpenter Technology Corp	67,458
500	*	Century Aluminum Co	22,325
1,276		Chaparral Steel Co	56,489
1,678	*	CommScope, Inc	51,145
39,510	*	Corning, Inc	739,232
605		Encore Wire Corp	13,316
1,176	*	General Cable Corp	51,403
474		Gibraltar Industries, Inc	11,144
1,542		Hubbell, Inc (Class B)	69,714
818	*	Lone Star Technologies, Inc	39,599
774		Matthews International Corp (Class A)	30,457
999		Mueller Industries, Inc	31,668
7,849		Nucor Corp	429,026
212		Olympic Steel, Inc	4,713
800	*	Oregon Steel Mills, Inc	49,928
3,520		Precision Castparts Corp	275,546
901		Quanex Corp	31,166
657	*	RTI International Metals, Inc	51,391
450		Schnitzer Steel Industries, Inc (Class A)	17,865
2,454		Steel Dynamics, Inc	79,632
300		Steel Technologies, Inc	5,265
442	*	Superior Essex, Inc	14,697
638		Texas Industries, Inc	40,979
1,615	*	Titanium Metals Corp	47,659
741		Tredegar Corp	16,754
2,833		United States Steel Corp	207,206
2,063		Worthington Industries, Inc	36,556
		TOTAL PRIMARY METAL INDUSTRIES	3,494,239

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
PRINTING AND PUBLISHING - 0.64%
990	*	ACCO Brands Corp	$26,205
1,535		American Greetings Corp (Class A)	36,640
663		Banta Corp	24,133
2,378		Belo (A.H.) Corp (Class A)	43,684
539		Bowne & Co, Inc	8,592
295	*	Consolidated Graphics, Inc	17,426
337		Courier Corp	13,133
162		CSS Industries, Inc	5,730
1,526		Dow Jones & Co, Inc	57,988
1,573	*	Dun & Bradstreet Corp	130,229
422		Ennis, Inc	10,322
2,041		EW Scripps Co (Class A)	101,928
5,938		Gannett Co, Inc	359,011
1,303		Harte-Hanks, Inc	36,106
739		John H Harland Co	37,098
1,195		John Wiley & Sons, Inc (Class A)	45,972
721		Journal Communications, Inc (Class A)	9,092
1,179		Journal Register Co	8,607
1,300		Lee Enterprises, Inc	40,378
590		Martha Stewart Living Omnimedia, Inc (Class A)	12,921
1,418		McClatchy Co (Class A)	61,399
9,035		McGraw-Hill Cos, Inc	614,561
574		Media General, Inc (Class A)	21,336
802		Meredith Corp	45,193
3,415		New York Times Co (Class A)	83,189
550	*	Playboy Enterprises, Inc (Class B)	6,303
703	*	Presstek, Inc	4,471
4,589	*	Primedia, Inc	7,755
1,381		R.H. Donnelley Corp	86,630
5,587		R.R. Donnelley & Sons Co	198,562
2,596		Reader's Digest Association, Inc	43,353
234		Schawk, Inc	4,572
1,013	*	Scholastic Corp	36,306
338		Standard Register Co	4,056
1,952	*	Sun-Times Media Group, Inc (Class A)	9,584
4,718		Tribune Co	145,220
1,194	*	Valassis Communications, Inc	17,313
144		Washington Post Co (Class B)	107,366
		TOTAL PRINTING AND PUBLISHING	2,522,364

RAILROAD TRANSPORTATION - 0.59%
9,211		Burlington Northern Santa Fe Corp	679,864
11,216		CSX Corp	386,167
842		Florida East Coast Industries	50,183
929	*	Genesee & Wyoming, Inc (Class A)	24,377
2,136	*	Kansas City Southern Industries, Inc	61,901
10,416		Norfolk Southern Corp	523,821
6,761		Union Pacific Corp	622,147
		TOTAL RAILROAD TRANSPORTATION	2,348,460

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
REAL ESTATE - 0.12%
201		California Coastal Communities, Inc	$4,311
4,771	*	CB Richard Ellis Group, Inc (Class A)	158,397
151		Consolidated-Tomoka Land Co	10,932
1,722		Forest City Enterprises, Inc (Class A)	100,565
956		Jones Lang LaSalle, Inc	88,115
1,980		St. Joe Co	106,069
2,339		Stewart Enterprises, Inc (Class A)	14,619
		TOTAL REAL ESTATE	483,008

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.18%
186	*	AEP Industries, Inc	9,916
1,674		Cooper Tire & Rubber Co	23,938
252	*	Deckers Outdoor Corp	15,107
4,563	*	Goodyear Tire & Rubber Co	95,777
1,336	*	Jarden Corp	46,479
7,148		Newell Rubbermaid, Inc	206,935
272		PW Eagle, Inc	9,384
1,096		Schulman (A.), Inc	24,386
2,106		Sealed Air Corp	136,722
384	*	Skechers U.S.A., Inc (Class A)	12,791
757		Spartech Corp	19,849
500		Titan International, Inc	10,075
200	*	Trex Co, Inc	4,578
1,467		Tupperware Corp	33,169
815		West Pharmaceutical Services, Inc	41,752
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	690,858

SECURITY AND COMMODITY BROKERS - 3.19%
1,822		A.G. Edwards, Inc	115,314
5,347		Ameriprise Financial, Inc	291,412
2,970		Bear Stearns Cos, Inc	483,457
500		BlackRock, Inc	75,950
500		Calamos Asset Management, Inc (Class A)	13,415
1,364	*	Cbot Holdings, Inc (Class A)	206,605
26,396		Charles Schwab Corp	510,499
893		Chicago Mercantile Exchange Holdings, Inc	455,207
342		Cohen & Steers, Inc	13,738
10,735	*	E*Trade Financial Corp	240,679
3,131		Eaton Vance Corp	103,354
2,221		Federated Investors, Inc (Class B)	75,025
4,278		Franklin Resources, Inc	471,307
175		GAMCO Investors, Inc (Class A)	6,731
305	*	GFI Group, Inc	18,989
9,648		Goldman Sachs Group, Inc	1,923,329
454		Greenhill & Co, Inc	33,505
1,200	*	IntercontinentalExchange, Inc	129,480
987		International Securities Exchange, Inc	46,182
1,109	*	Investment Technology Group, Inc	47,554
5,681		Janus Capital Group, Inc	122,653
3,059		Jefferies Group, Inc	82,042
2,998	*	Knight Capital Group, Inc (Class A)	57,472
1,377	*	LaBranche & Co, Inc	13,536
3,192		Legg Mason, Inc	303,400

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
13,524		Lehman Brothers Holdings, Inc	$1,056,495
588	*	MarketAxess Holdings, Inc	7,979
23,284		Merrill Lynch & Co, Inc	2,167,740
27,050		Morgan Stanley	2,202,682
366	*	Morningstar, Inc	16,488
2,434	*	Nasdaq Stock Market, Inc	74,943
2,042		Nuveen Investments, Inc (Class A)	105,939
4,023	*	NYSE Group, Inc	391,036
558		optionsXpress Holdings, Inc	12,661
544	*	Piper Jaffray Cos	35,442
2,489		Raymond James Financial, Inc	75,442
284		Sanders Morris Harris Group, Inc	3,627
1,632		SEI Investments Co	97,202
202	*	Stifel Financial Corp	7,924
376		SWS Group, Inc	13,423
6,788		T Rowe Price Group, Inc	297,111
7,854		TD Ameritrade Holding Corp	127,078
2,327		Waddell & Reed Financial, Inc (Class A)	63,667
		TOTAL SECURITY AND COMMODITY BROKERS	12,597,714

SOCIAL SERVICES - 0.01%
636	*	Bright Horizons Family Solutions, Inc	24,588
559	*	Capital Senior Living Corp	5,948
539	*	Providence Service Corp	13,545
491	*	Res-Care, Inc	8,912
		TOTAL SOCIAL SERVICES	52,993

SPECIAL TRADE CONTRACTORS - 0.05%
200		Alico, Inc	10,126
677		Chemed Corp	25,035
1,100		Comfort Systems USA, Inc	13,904
1,044	*	Dycom Industries, Inc	22,049
808	*	EMCOR Group, Inc	45,935
675	*	Insituform Technologies, Inc (Class A)	17,456
395	*	Integrated Electrical Services, Inc	7,027
277	*	Layne Christensen Co	9,094
3,042	*	Quanta Services, Inc	59,836
		TOTAL SPECIAL TRADE CONTRACTORS	210,462

STONE, CLAY, AND GLASS PRODUCTS - 0.09%
488		Apogee Enterprises, Inc	9,423
634	*	Cabot Microelectronics Corp	21,518
477		CARBO Ceramics, Inc	17,825
1,316		Eagle Materials, Inc	56,891
4,151		Gentex Corp	64,590
3,965	*	Owens-Illinois, Inc	73,154
861	*	US Concrete, Inc	6,130
1,674	*	USG Corp	91,735
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	341,266

TEXTILE MILL PRODUCTS - 0.01%
310		Oxford Industries, Inc	15,392
513		Xerium Technologies, Inc	5,022
		TOTAL TEXTILE MILL PRODUCTS	20,414

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
TOBACCO PRODUCTS - 1.33%
52,706		Altria Group, Inc	$4,523,229
2,409		Loews Corp (Carolina Group)	155,910
4,454		Reynolds American, Inc	291,603
617		Universal Corp	30,239
3,969		UST, Inc	230,996
687		Vector Group Ltd	12,194
		TOTAL TOBACCO PRODUCTS	5,244,171

TRANSPORTATION BY AIR - 0.48%
1,497	*	ABX Air, Inc	10,374
271	*	Air Methods Corp	7,566
2,312	*	Airtran Holdings, Inc	27,143
1,018	*	Alaska Air Group, Inc	40,211
5,444	*	AMR Corp	164,572
517	*	Atlas Air Worldwide Holdings, Inc	23,007
579	*	Bristow Group, Inc	20,896
2,163	*	Continental Airlines, Inc (Class B)	89,224
806	*	EGL, Inc	24,003
1,011	*	ExpressJet Holdings, Inc	8,189
7,676		FedEx Corp	833,767
799	*	Frontier Airlines Holdings, Inc	5,913
4,471	*	JetBlue Airways Corp	63,488
614	*	Mesa Air Group, Inc	5,262
353	*	PHI, Inc	11,554
836	*	Republic Airways Holdings, Inc	14,028
1,643		Skywest, Inc	41,913
20,269		Southwest Airlines Co	310,521
2,545	*	UAL Corp	111,980
1,570	*	US Airways Group, Inc	84,545
		TOTAL TRANSPORTATION BY AIR	1,898,156

TRANSPORTATION EQUIPMENT - 2.55%
467		A.O. Smith Corp	17,541
803	*	AAR Corp	23,440
500	*	Accuride Corp	5,630
603	*	Aftermarket Technology Corp	12,832
1,104		American Axle & Manufacturing Holdings, Inc	20,965
228		American Railcar Industries, Inc	7,761
468		Arctic Cat, Inc	8,232
1,592		ArvinMeritor, Inc	29,022
2,138		Autoliv, Inc	128,921
2,006	*	BE Aerospace, Inc	51,514
20,139		Boeing Co	1,789,149
2,390		Brunswick Corp	76,241
1,380		Clarcor, Inc	46,658
1,274		Federal Signal Corp	20,435
1,526	*	Fleetwood Enterprises, Inc	12,071
45,596	*	Ford Motor Co	342,426
300		Freightcar America, Inc	16,635
284	*	Fuel Systems Solutions, Inc	6,271

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,424	*	GenCorp, Inc	$19,964
10,146		General Dynamics Corp	754,355
12,035		General Motors Corp	369,715
265	*	GenTek, Inc	9,166
4,256		Genuine Parts Co	201,862
3,019		Goodrich Corp	137,515
348		Greenbrier Cos, Inc	10,440
642		Group 1 Automotive, Inc	33,204
6,733		Harley-Davidson, Inc	474,475
1,105		Harsco Corp	84,091
719		Heico Corp	27,919
4,606		ITT Industries, Inc	261,713
493	*	K&F Industries Holdings, Inc	11,196
885		Kaman Corp	19,815
9,254		Lockheed Martin Corp	852,016
239	*	Miller Industries, Inc	5,736
783		Monaco Coach Corp	11,087
700	*	Navistar International Corp	23,401
268		Noble International Ltd	5,373
8,671		Northrop Grumman Corp	587,027
1,213	*	Orbital Sciences Corp	22,368
1,933		Oshkosh Truck Corp	93,596
6,303		Paccar, Inc	409,065
3,641	*	Pactiv Corp	129,947
1,070		Polaris Industries, Inc	50,108
11,121		Raytheon Co	587,189
233	*	Sequa Corp (Class A)	26,809
1,200	*	Spirit Aerosystems Holdings, Inc (Class A)	40,164
574		Superior Industries International, Inc	11,061
1,117	*	Tenneco, Inc	27,612
3,266		Textron, Inc	306,253
904		Thor Industries, Inc	39,767
289	*	TransDigm Group, Inc	7,661
2,034		Trinity Industries, Inc	71,597
316		Triumph Group, Inc	16,568
1,123	*	TRW Automotive Holdings Corp	29,052
25,494		United Technologies Corp	1,593,885
2,804	*	Visteon Corp	23,778
969		Wabash National Corp	14,632
1,181		Westinghouse Air Brake Technologies Corp	35,879
730		Winnebago Industries, Inc	24,024
		TOTAL TRANSPORTATION EQUIPMENT	10,076,829

TRANSPORTATION SERVICES - 0.19%
532		Ambassadors Group, Inc	16,146
4,462		CH Robinson Worldwide, Inc	182,451
400	*	Dynamex, Inc	9,344
5,370		Expeditors International Washington, Inc	217,485
1,234		GATX Corp	53,469
1,800	*	Hertz Global Holdings, Inc	31,302
1,028	*	HUB Group, Inc (Class A)	28,321
1,571	*	Lear Corp	46,392
966		Pacer International, Inc	28,758

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,200	*	RailAmerica, Inc	$19,296
3,423		Sabre Holdings Corp (Class A)	109,159
		TOTAL TRANSPORTATION SERVICES	742,123

TRUCKING AND WAREHOUSING - 0.41%
600		Arkansas Best Corp	21,600
594	*	Celadon Group, Inc	9,950
1,136		Con-way, Inc	50,029
909		Forward Air Corp	26,297
1,616		Heartland Express, Inc	24,272
2,869		J.B. Hunt Transport Services, Inc	59,589
1,380		Landstar System, Inc	52,688
385	*	Marten Transport Ltd	7,057
672	*	Old Dominion Freight Line	16,175
400	*	P.A.M. Transportation Services, Inc	8,808
399	*	Saia, Inc	9,261
900	*	SIRVA, Inc	3,132
1,374	*	Swift Transportation Co, Inc	36,095
200	*	U.S. Xpress Enterprises, Inc (Class A)	3,294
16,189		United Parcel Service, Inc (Class B)	1,213,851
151	*	Universal Truckload Services, Inc	3,586
1,281		Werner Enterprises, Inc	22,392
1,431	*	YRC Worldwide, Inc	53,992
		TOTAL TRUCKING AND WAREHOUSING	1,622,068

WATER TRANSPORTATION - 0.06%
1,029		Alexander & Baldwin, Inc	45,626
796	*	American Commercial Lines, Inc	52,146
484	*	Gulfmark Offshore, Inc	18,106
359		Horizon Lines, Inc (Class A)	9,679
635	*	Hornbeck Offshore Services, Inc	22,670
1,364	*	Kirby Corp	46,553
772		Overseas Shipholding Group, Inc	43,464
		TOTAL WATER TRANSPORTATION	238,244

WHOLESALE TRADE-DURABLE GOODS - 0.38%
2,330		Adesa, Inc	64,658
1,111		Agilysys, Inc	18,598
1,302		Applied Industrial Technologies, Inc	34,256
3,068	*	Arrow Electronics, Inc	96,795
884		Barnes Group, Inc	19,227
1,124	*	Beacon Roofing Supply, Inc	21,154
700		BlueLinx Holdings, Inc	7,280
1,472		BorgWarner, Inc	86,877
728		Building Material Holding Corp	17,974
400		Castle (A.M.) & Co	10,180
578	*	Conceptus, Inc	12,306
2,908	*	Cytyc Corp	82,296
604	*	Digi International, Inc	8,329
332	*	Drew Industries, Inc	8,635
818	*	Genesis Microchip, Inc	8,295
3,161		IKON Office Solutions, Inc	51,746
3,621	*	Ingram Micro, Inc (Class A)	73,905

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,245	*	Insight Enterprises, Inc	$23,493
704	*	Interline Brands, Inc	15,819
440	*	Keystone Automotive Industries, Inc	14,956
1,558		Knight Transportation, Inc	26,564
122		Lawson Products, Inc	5,599
1,160	*	LKQ Corp	26,668
1,179		Martin Marietta Materials, Inc	122,510
309	*	Merge Technologies, Inc	2,027
1,158		Owens & Minor, Inc	36,211
3,578	*	Patterson Cos, Inc	127,055
1,474		PEP Boys-Manny Moe & Jack	21,904
1,396		Pool Corp	54,681
1,667	*	PSS World Medical, Inc	32,557
1,612		Reliance Steel & Aluminum Co	63,481
644		Ryerson Tull, Inc	16,158
1,588	*	Tech Data Corp	60,138
1,740	*	Tyler Technologies, Inc	24,464
1,867		W.W. Grainger, Inc	130,578
1,246	*	WESCO International, Inc	73,277
441	*	West Marine, Inc	7,616
		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,508,267

WHOLESALE TRADE-NONDURABLE GOODS - 0.82%
1,707		Airgas, Inc	69,168
1,145	*	Akorn, Inc	7,156
1,977	*	Alliance One International, Inc	13,958
1,194	*	Allscripts Healthcare Solutions, Inc	32,226
342		Andersons, Inc	14,497
1,496		Brown-Forman Corp (Class B)	99,095
10,482		Cardinal Health, Inc	675,307
873	*	Central European Distribution Corp	25,928
256	*	Core-Mark Holding Co, Inc	8,563
3,424	*	Dean Foods Co	144,767
3,432	*	Endo Pharmaceuticals Holdings, Inc	94,655
200	*	Green Mountain Coffee Roasters, Inc	9,846
797	*	Hain Celestial Group, Inc	24,874
2,300	*	Henry Schein, Inc	112,654
3,680	*	Idearc, Inc	105,432
300		Kenneth Cole Productions, Inc (Class A)	7,197
648		K-Swiss, Inc (Class A)	19,920
1,144		Men's Wearhouse, Inc	43,769
685		Myers Industries, Inc	10,727
331		Nash Finch Co	9,036
4,852		Nike, Inc (Class B)	480,494
1,471		Nu Skin Enterprises, Inc (Class A)	26,816
278	*	Nuco2, Inc	6,836
377	*	Perry Ellis International, Inc	15,457
11,320		Safeway, Inc	391,219
596	*	School Specialty, Inc	22,344
352	*	Smart & Final, Inc	6,653
857	*	Source Interlink Cos, Inc	6,993
535		Spartan Stores, Inc	11,198
1,173		Stride Rite Corp	17,689

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
15,669		Sysco Corp	$575,992
2,443	*	Terra Industries, Inc	29,267
932	*	Tractor Supply Co	41,670
1,020	*	United Natural Foods, Inc	36,638
711	*	United Stationers, Inc	33,197
340	*	Volcom, Inc	10,054
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	3,241,292

		TOTAL COMMON STOCKS	395,125,280
		(Cost $293,518,082)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.04%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.04%
$ 140,000	d	Federal Home Loan Bank (FHLB) 4.800%, 01/02/07	139,925
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	139,925
		TOTAL SHORT-TERM INVESTMENTS	139,925
		(Cost $139,981)

		TOTAL PORTFOLIO - 99.94%	395,265,205
		(Cost $293,658,063)

		OTHER ASSETS & LIABILITIES, NET - 0.06%	245,541

		NET ASSETS - 100.00%	$395,510,746

	*	Non-income producing
	**	Percentage represents less than 0.01%
	d	All or a portion of these securities have been segregated by the custodian to cover margin or other
		requirements on open futures contracts in the amount of $157,413.
	v	Security valued at fair value

	ACQUISITION	ACQUISITION
SECURITY	DATE	COST	VALUE
Maguire Properties, Inc	06/25/04	$21,871	$38,240

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

TIAA-CREF MUTUAL FUNDS
SOCIAL CHOICE EQUITY FUND
STATEMENT OF INVESTMENTS
December 31, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.93%

AGRICULTURAL PRODUCTION-CROPS - 0.00%**
22	*	Chiquita Brands International, Inc	$351
		TOTAL AGRICULTURAL PRODUCTION-CROPS	351

AMUSEMENT AND RECREATION SERVICES - 0.06%
6,064	*	Activision, Inc	104,543
		TOTAL AMUSEMENT AND RECREATION SERVICES	104,543

APPAREL AND ACCESSORY STORES - 0.86%
3,150		American Eagle Outfitters, Inc	98,311
400	*	AnnTaylor Stores Corp	13,136
801		Bebe Stores, Inc	15,852
871	*	Charming Shoppes, Inc	11,785
2,890	*	Chico's FAS, Inc	59,794
2,765		Foot Locker, Inc	60,636
13,478		Gap, Inc	262,821
5,151	*	Kohl's Corp	352,483
7,247		Limited Brands, Inc	209,728
4,148		Nordstrom, Inc	204,662
151	*	Payless Shoesource, Inc	4,956
2,144		Ross Stores, Inc	62,819
450		Stage Stores, Inc	13,675
2,031	*	Urban Outfitters, Inc	46,774
		TOTAL APPAREL AND ACCESSORY STORES	1,417,432

APPAREL AND OTHER TEXTILE PRODUCTS - 0.11%
900	*	Hartmarx Corp	6,354
100		Kellwood Co	3,252
1,619		Liz Claiborne, Inc	70,362
700		Polo Ralph Lauren Corp	54,362
600		VF Corp	49,248
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	183,578

AUTO REPAIR, SERVICES AND PARKING - 0.02%
567		Bandag, Inc	28,594
248		Central Parking Corp	4,464
68		Ryder System, Inc	3,472
		TOTAL AUTO REPAIR, SERVICES AND PARKING	36,530

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.05%
337	*	Autozone, Inc	38,944
435	*	Carmax, Inc	23,329
400	*	Copart, Inc	12,000
600	*	Rush Enterprises, Inc (Class A)	10,152
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	84,425

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
BUILDING MATERIALS AND GARDEN SUPPLIES - 1.24%
852		Fastenal Co	$30,570
32,484		Home Depot, Inc	1,304,557
22,800		Lowe's Cos, Inc	710,220
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	2,045,347

BUSINESS SERVICES - 6.59%
202	*	24/7 Real Media, Inc	1,828
5,432	*	3Com Corp	22,326
302		Administaff, Inc	12,916
8,249	*	Adobe Systems, Inc	339,199
2,519	*	Akamai Technologies, Inc	133,809
1,014	*	Alliance Data Systems Corp	63,345
326	*	aQuantive, Inc	8,039
800	*	Ariba, Inc	6,192
2,815	*	Art Technology Group, Inc	6,559
888	*	Audible, Inc	7,042
3,858	*	Autodesk, Inc	156,095
15,483		Automatic Data Processing, Inc	762,538
49	*	Avocent Corp	1,659
6,868	*	BEA Systems, Inc	86,399
3,286	*	BearingPoint, Inc	25,861
858	*	BISYS Group, Inc	11,077
358	*	Blue Coat Systems, Inc	8,574
689	*	Cerner Corp	31,350
1,200	*	Checkfree Corp	48,192
612	*	Ciber, Inc	4,149
17,828	*	CMGI, Inc	23,890
2,668	*	CNET Networks, Inc	24,252
1,465	*	Cogent Communications Group, Inc	23,762
2,191	*	Cogent, Inc	24,123
5,069	*	Compuware Corp	42,225
1,964	*	Convergys Corp	46,704
100	*	CSG Systems International, Inc	2,673
842		Deluxe Corp	21,218
100	*	Digital Insight Corp	3,849
261	*	Digital River, Inc	14,561
764	*	DST Systems, Inc	47,849
400	*	Earthlink, Inc	2,840
17,234	*	eBay, Inc	518,226
196	*	Eclipsys Corp	4,030
43	*	eFunds Corp	1,182
4,897	*	Electronic Arts, Inc	246,613
2,254	*	Emdeon Corp	27,927
714	*	Equinix, Inc	53,993
4,961	*	Evergreen Energy, Inc	49,064
3,843	*	Expedia, Inc	80,626
300		Fair Isaac Corp	12,195
400	*	First Advantage Corp (Class A)	9,184
3,936	*	Fiserv, Inc	206,325
50	*	Gartner, Inc	989
1,054	*	Getty Images, Inc	45,132
2,553	*	Google, Inc (Class A)	1,175,605
295	*	Hudson Highland Group, Inc	4,921

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
366	*	iGate Corp	$2,518
3,736		IMS Health, Inc	102,665
2,300	*	Infocrossing, Inc	37,490
1,705	*	Informatica Corp	20,818
10,166	*	Innovative Solutions & Support, Inc	173,127
1,907	*	Internap Network Services Corp	37,892
4,136	*	Intuit, Inc	126,189
1,900	*	Ipass, Inc	11,172
1,277	*	Iron Mountain, Inc	52,791
620		Jack Henry & Associates, Inc	13,268
328	*	Jupitermedia Corp	2,598
600	*	Kanbay International, Inc	17,262
861	*	Kinetic Concepts, Inc	34,053
938	*	Lamar Advertising Co (Class A)	61,336
2,204	*	Lawson Software, Inc	16,288
801	*	Lionbridge Technologies	5,158
1,013		Manpower, Inc	75,904
900		Marchex, Inc (Class B)	12,042
746	*	Mentor Graphics Corp	13,450
114,821		Microsoft Corp	3,428,555
1,574	*	Midway Games, Inc	10,987
1,644		MoneyGram International, Inc	51,556
1,966	*	Monster Worldwide, Inc	91,694
1,102	*	NIC, Inc	5,477
6,916	*	Novell, Inc	42,879
2,906	*	Nuance Communications, Inc	33,303
4,313		Omnicom Group, Inc	450,881
1,848	*	Opsware, Inc	16,299
687	*	Parametric Technology Corp	12,380
1,100		QAD, Inc	9,229
1,390	*	Quest Software, Inc	20,364
1,527	*	RealNetworks, Inc	16,705
1,300	*	Rewards Network, Inc	9,035
2,625		Robert Half International, Inc	97,440
1,832	*	Salesforce.com, Inc	66,776
4,349	*	Sapient Corp	23,876
748		ServiceMaster Co	9,806
1,799	*	Smith Micro Software, Inc	25,528
350	*	Sohu.com, Inc	8,400
7,211	*	Sonus Networks, Inc	47,520
1,789	*	Spherion Corp	13,292
3,200		Startek, Inc	43,328
56,610	*	Sun Microsystems, Inc	306,826
1,000	*	SYKES Enterprises, Inc	17,640
17,596	*	Symantec Corp	366,877
4,220	*	TIBCO Software, Inc	39,837
2,725	*	Tiens Biotech Group USA, Inc	10,709
1,828		Total System Services, Inc	48,241
175	*	Travelzoo, Inc	5,241
580	*	Trizetto Group, Inc	10,655
5,669	*	Unisys Corp	44,445
1,246		United Online, Inc	16,547
935	*	United Rentals, Inc	23,777

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
600	*	Universal Compression Holdings, Inc	$37,266
1,335	*	Vasco Data Security International	15,820
4,563	*	VeriSign, Inc	109,740
200	*	WebEx Communications, Inc	6,978
		TOTAL BUSINESS SERVICES	10,863,037

CHEMICALS AND ALLIED PRODUCTS - 9.63%
25,277		Abbott Laboratories	1,231,243
2,685	*	Abraxis BioScience, Inc	73,408
354	*	Adolor Corp	2,662
1,973	*	ADVENTRX Pharmaceuticals, Inc	5,820
8,213		Air Products & Chemicals, Inc	577,210
64	*	Alexion Pharmaceuticals, Inc	2,585
809	*	Alkermes, Inc	10,816
18,391	*	Amgen, Inc	1,256,289
1,260	*	Arena Pharmaceuticals, Inc	16,267
300	*	Array Biopharma, Inc	3,876
392	*	Atherogenics, Inc	3,885
700	*	Auxilium Pharmaceuticals, Inc	10,283
475	*	AVANIR Pharmaceuticals (Class A)	1,097
3,718		Avery Dennison Corp	252,564
112	*	AVI BioPharma, Inc	356
6,444		Avon Products, Inc	212,910
450		Balchem Corp	11,556
2,656	*	Barr Pharmaceuticals, Inc	133,119
1,749	*	Bentley Pharmaceuticals, Inc	17,787
2,200	*	Bioenvision, Inc	10,208
812	*	BioMarin Pharmaceuticals, Inc	13,309
30,664		Bristol-Myers Squibb Co	807,076
1,225		Cabot Corp	53,373
1,400	*	Calgon Carbon Corp	8,680
1,400	*	Caraco Pharmaceutical Laboratories Ltd	19,600
2,008	*	Cell Genesys, Inc	6,807
822	*	Cephalon, Inc	57,877
600	*	Charles River Laboratories International, Inc	25,950
523		Clorox Co	33,550
10,194		Colgate-Palmolive Co	665,057
1,271	*	Combinatorx, Inc	11,007
811	*	Cotherix, Inc	10,940
1,400		Dade Behring Holdings, Inc	55,734
3,385	*	Dendreon Corp	14,115
298	*	Digene Corp	14,280
5,738	*	Durect Corp	25,477
6,992		Ecolab, Inc	316,038
828	*	Encysive Pharmaceuticals, Inc	3,486
700	*	Enzon Pharmaceuticals, Inc	5,957
7,198	*	Forest Laboratories, Inc	364,219
6,647	*	Genentech, Inc	539,271
4,347	*	Genzyme Corp	267,688
860	*	Geron Corp	7,551
7,506	*	Gilead Sciences, Inc	487,365
136		H.B. Fuller Co	3,512
1,041	*	Hospira, Inc	34,957

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,961	*	Human Genome Sciences, Inc	$24,395
1,486	*	Huntsman Corp	28,189
595	*	Idenix Pharmaceuticals, Inc	5,171
1,545	*	Inverness Medical Innovations, Inc	59,792
500	*	Invitrogen Corp	28,295
6,847	*	King Pharmaceuticals, Inc	109,004
1,200		Lubrizol Corp	60,156
1,851		Mannatech, Inc	27,265
1,010	*	Medarex, Inc	14,938
1,712		Medicis Pharmaceutical Corp (Class A)	60,143
3,855	*	Medimmune, Inc	124,786
38,848		Merck & Co, Inc	1,693,773
688	*	MGI Pharma, Inc	12,666
4,469	*	Millennium Pharmaceuticals, Inc	48,712
7,494		Mylan Laboratories, Inc	149,580
573	*	Nabi Biopharmaceuticals	3,885
1,484	*	Nastech Pharmaceutical Co, Inc	22,453
700	*	NBTY, Inc	29,099
2,019	*	Neurocrine Biosciences, Inc	21,038
1,937	*	Noven Pharmaceuticals, Inc	49,297
217	*	NPS Pharmaceuticals, Inc	983
700	*	Nuvelo, Inc	2,800
319	*	OraSure Technologies, Inc	2,635
751	*	Pacific Ethanol, Inc	11,558
900	*	Par Pharmaceutical Cos, Inc	20,133
1,466	*	PDL BioPharma, Inc	29,525
2,010	*	Penwest Pharmaceuticals Co	33,406
4,279		Perrigo Co	74,027
1,200	*	Pharmion Corp	30,888
924	*	Pozen, Inc	15,699
1,403		PPG Industries, Inc	90,087
10,918		Praxair, Inc	647,765
1,133	*	Prestige Brands Holdings, Inc	14,752
48,257		Procter & Gamble Co	3,101,477
937	*	Progenics Pharmaceuticals, Inc	24,118
617	*	Renovis, Inc	1,950
6,483		Rohm & Haas Co	331,411
2,600		RPM International, Inc	54,314
1,668	*	Salix Pharmaceuticals Ltd	20,300
23,272		Schering-Plough Corp	550,150
500	*	Sciele Pharma, Inc	12,000
1,235	*	Sepracor, Inc	76,051
1,906		Sigma-Aldrich Corp	148,134
1,261	*	Sirna Therapeutics, Inc	16,406
109	*	Somaxon Pharmaceuticals, Inc	1,547
1,211	*	SuperGen, Inc	6,152
530	*	Tanox, Inc	10,547
235	*	United Therapeutics Corp	12,777
962	*	USANA Health Sciences, Inc	49,697
2,200		Valspar Corp	60,808
1,302	*	VCA Antech, Inc	41,911
1,138	*	Vertex Pharmaceuticals, Inc	42,584
3,448	*	Watson Pharmaceuticals, Inc	89,751

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
400	*	Zymogenetics, Inc	$6,228
		TOTAL CHEMICALS AND ALLIED PRODUCTS	15,892,025

COMMUNICATIONS - 5.20%
4,949		Alltel Corp	299,316
4,800	*	American Tower Corp (Class A)	178,944
57,668		AT&T, Inc	2,061,631
27,232		BellSouth Corp	1,282,900
4,366		Cablevision Systems Corp (Class A)	124,344
5,900		Citadel Broadcasting Corp	58,764
968	*	Covad Communications Group, Inc	1,336
1,500	*	Crown Castle International Corp	48,450
1,653	*	Crown Media Holdings, Inc (Class A)	6,000
864		Embarq Corp	45,412
400		Entercom Communications Corp (Class A)	11,272
500	*	Entravision Communications Corp (Class A)	4,110
602	*	FiberTower Corp	3,540
400	*	Fisher Communications, Inc	17,684
421		Global Payments, Inc	19,492
2,200		Gray Television, Inc	16,126
3,430	*	IAC/InterActiveCorp	127,459
7,237	*	Level 3 Communications, Inc	40,527
9,835	*	Liberty Global, Inc (Class A)	286,690
4,375	*	Liberty Media Corp - Capital (Series A)	428,663
10,483	*	Liberty Media Holding Corp (Interactive A)	226,118
2,100	*	Lin TV Corp (Class A)	20,895
1,600	*	Mediacom Communications Corp (Class A)	12,864
384	*	NeuStar, Inc (Class A)	12,457
1,800	*	NII Holdings, Inc	115,992
1,042	*	Novatel Wireless, Inc	10,076
1,179	*	Radio One, Inc (Class D)	7,946
400		Salem Communications Corp (Class A)	4,780
350	*	SAVVIS, Inc	12,499
285	*	SBA Communications Corp (Class A)	7,838
2,000	*	Spanish Broadcasting System, Inc (Class A)	8,220
37,789		Sprint Nextel Corp	713,834
2,625	*	TiVo, Inc	13,440
4,861	*	Univision Communications, Inc (Class A)	172,177
208		USA Mobility, Inc	4,653
46,176		Verizon Communications, Inc	1,719,594
6,996	*	Viacom, Inc (Class B)	287,046
5,254		Windstream Corp	74,712
5,905	*	XM Satellite Radio Holdings, Inc (Class A)	85,327
		TOTAL COMMUNICATIONS	8,573,128

DEPOSITORY INSTITUTIONS - 10.33%
59,586		Bank of America Corp	3,181,297
14,107		BB&T Corp	619,721
18,571		Cadence Financial Corp	402,434
3,969		Comerica, Inc	232,901
400		Commerce Bancorp, Inc	14,108
400		Compass Bancshares, Inc	23,860
12,758		Fifth Third Bancorp	522,185

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
2,900		Fremont General Corp	$47,009
1,191		IndyMac Bancorp, Inc	53,786
11,672		Keycorp	443,886
1,300		M&T Bank Corp	158,808
4,800		Marshall & Ilsley Corp	230,928
10,665		Mellon Financial Corp	449,530
17,280		National City Corp	631,757
2,400		New York Community Bancorp, Inc	38,640
3,981		Northern Trust Corp	241,607
7,664		PNC Financial Services Group, Inc	567,443
4,720		Popular, Inc	84,724
1,000	*	R & G Financial Corp (Class B)	7,650
20,226		Regions Financial Corp	756,452
4,092		Sovereign Bancorp, Inc	103,896
7,399		State Street Corp	498,989
9,054		SunTrust Banks, Inc	764,610
100	*	Superior Bancorp	1,134
5,386		Synovus Financial Corp	166,050
1,400		TD Banknorth, Inc	45,192
1,400		UnionBanCal Corp	85,750
40,458		US Bancorp	1,464,175
36,042		Wachovia Corp	2,052,592
23,057		Washington Mutual, Inc	1,048,863
57,098		Wells Fargo & Co	2,030,405
900		Zions Bancorporation	74,196
		TOTAL DEPOSITORY INSTITUTIONS	17,044,578

EATING AND DRINKING PLACES - 1.39%
2,300	*	AFC Enterprises	40,641
1,000		Applebees International, Inc	24,670
400	*	Cheesecake Factory	9,840
3,240		Darden Restaurants, Inc	130,151
30,463		McDonald's Corp	1,350,425
700	*	O'Charleys, Inc	14,896
200		Ruby Tuesday, Inc	5,488
13,780	*	Starbucks Corp	488,088
4,517		Tim Hortons, Inc	130,812
2,697		Wendy's International, Inc	89,244
		TOTAL EATING AND DRINKING PLACES	2,284,255

ELECTRIC, GAS, AND SANITARY SERVICES - 5.82%
16,683	*	AES Corp	367,693
5,496		AGL Resources, Inc	213,849
3,033		Allete, Inc	141,156
4,312		Alliant Energy Corp	162,864
2,000		Aqua America, Inc	45,560
6,200		Atmos Energy Corp	197,842
8,785		Avista Corp	222,348
2,200		Cascade Natural Gas Corp	57,024
1,800		CH Energy Group, Inc	95,040
7,601		Cleco Corp	191,773
9,467		Consolidated Edison, Inc	455,079
3,939		Crosstex Energy, Inc	124,827

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,900		Duquesne Light Holdings, Inc	$37,715
16,027		El Paso Corp	244,893
10,686		Empire District Electric Co	263,837
2,600		Energen Corp	122,044
2,165		Energy East Corp	53,692
800		EnergySouth, Inc	32,080
10,210		Hawaiian Electric Industries, Inc	277,202
7,750		Idacorp, Inc	299,538
600		ITC Holdings Corp	23,940
10,534		KeySpan Corp	433,790
5,670		Kinder Morgan, Inc	599,603
400		Laclede Group, Inc	14,012
2,270		Markwest Hydrocarbon, Inc	110,209
1,700		Metal Management, Inc	64,345
3,914		MGE Energy, Inc	143,174
6,291		National Fuel Gas Co	242,455
862		Nicor, Inc	40,342
22,178		NiSource, Inc	534,490
2,575		Northeast Utilities	72,512
3,726	*	NRG Energy, Inc	208,693
3,400		NSTAR	116,824
12,169		OGE Energy Corp	486,760
3,100		Oneok, Inc	133,672
3,014		Otter Tail Corp	93,916
22,084		Pepco Holdings, Inc	574,405
2,700		Piedmont Natural Gas Co, Inc	72,225
966	*	Plug Power, Inc	3,758
22,459		Puget Energy, Inc	569,560
3,400		Questar Corp	282,370
897		Resource America, Inc (Class A)	23,681
7,894	*	Sierra Pacific Resources	132,856
1,200		SJW Corp	46,512
1,400		South Jersey Industries, Inc	46,774
3,400		Synagro Technologies, Inc	15,028
4,164		TECO Energy, Inc	71,746
2,900		UGI Corp	79,112
1,100		UIL Holdings Corp	46,409
5,063		Unisource Energy Corp	184,951
1,480	*	Waste Services, Inc	14,578
3,500		WGL Holdings, Inc	114,030
14,640		Williams Cos, Inc	382,397
400		WPS Resources Corp	21,612
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	9,606,797

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.44%
7,379	*	Advanced Micro Devices, Inc	150,163
3,820	*	Agere Systems, Inc	73,229
3,200		American Power Conversion Corp	97,888
2,181		Ametek, Inc	69,443
10,479	*	Apple Computer, Inc	889,038
2,545	*	Arris Group, Inc	31,838
1,216	*	Atheros Communications, Inc	25,925
961		Baldor Electric Co	32,117

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
114	*	Benchmark Electronics, Inc	$2,777
233	*	Bookham, Inc	948
5,687	*	Brocade Communications Systems, Inc	46,690
1,000	*	CalAmp Corp	8,440
3,799	*	Capstone Turbine Corp	4,673
821	*	C-COR, Inc	9,146
76,463	*	Cisco Systems, Inc	2,089,734
12	*	Color Kinetics, Inc	256
16,506	*	Conexant Systems, Inc	33,672
1,090	*	Cree, Inc	18,879
2,030	*	Ditech Networks, Inc	14,048
2,324	*	Emcore Corp	12,852
27,156		Emerson Electric Co	1,197,308
300	*	Energizer Holdings, Inc	21,297
393	*	Energy Conversion Devices, Inc	13,354
709	*	Evergreen Solar, Inc	5,367
9,228	*	Finisar Corp	29,806
594	*	FuelCell Energy, Inc	3,837
1,601	*	GrafTech International Ltd	11,079
300	*	Greatbatch, Inc	8,076
900		Harman International Industries, Inc	89,919
2,048	*	Harmonic, Inc	14,889
77,657		Intel Corp	1,572,554
1,135	*	Interdigital Communications Corp	38,079
2,483	*	InterVoice, Inc	19,020
136		Lincoln Electric Holdings, Inc	8,217
286		LSI Industries, Inc	5,677
7,142	*	LSI Logic Corp	64,278
1,388	*	McData Corp (Class A)	7,703
730	*	Medis Technologies Ltd	12,724
12,043	*	Micron Technology, Inc	168,120
1,197	*	Microtune, Inc	5,626
4,735		Molex, Inc	149,768
36,247		Motorola, Inc	745,238
5,740	*	MRV Communications, Inc	20,320
5,801		National Semiconductor Corp	131,683
1,193	*	Novellus Systems, Inc	41,063
1,177	*	Omnivision Technologies, Inc	16,066
4,933	*	ON Semiconductor Corp	37,343
6,139	*	Optical Communication Products, Inc	10,068
1,526		Plantronics, Inc	32,351
644	*	Plexus Corp	15,379
183	*	PLX Technology, Inc	2,386
1,279	*	Polycom, Inc	39,534
1,716	*	Power-One, Inc	12,492
3,075	*	Powerwave Technologies, Inc	19,834
1,986	*	QLogic Corp	43,533
24,073		Qualcomm, Inc	909,719
4,296	*	Quantum Fuel Systems Technologies Worldwide, Inc	6,874
571		RadioShack Corp	9,581
3,582	*	RF Micro Devices, Inc	24,322
772	*	Silicon Image, Inc	9,820
28,640	*	Sirius Satellite Radio, Inc	101,386

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
2,651	*	Sycamore Networks, Inc	$9,968
200	*	Symmetricom, Inc	1,784
900		Technitrol, Inc	21,501
700	*	Tekelec	10,381
2,441		Teleflex, Inc	157,591
9,443	*	Tellabs, Inc	96,885
16	*	Tessera Technologies, Inc	645
23,374		Texas Instruments, Inc	673,171
1,538	*	Thomas & Betts Corp	72,717
7,174	*	Transmeta Corp	7,963
5,767	*	Transwitch Corp	8,074
1,102	*	Trident Microsystems, Inc	20,034
1,390	*	Triquint Semiconductor, Inc	6,255
700		Whirlpool Corp	58,114
6,538		Xilinx, Inc	155,670
15,725	*	Zhone Technologies, Inc	20,600
216	*	Zoltek Cos, Inc	4,249
485	*	Zoran Corp	7,071
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	10,620,119

ENGINEERING AND MANAGEMENT SERVICES - 0.78%
1,300	*	Amylin Pharmaceuticals, Inc	46,891
1,251	*	Applera Corp (Celera Genomics Group)	17,501
436	*	Ariad Pharmaceuticals, Inc	2,241
4,150	*	Celgene Corp	238,750
200		Corporate Executive Board Co	17,540
360	*	CV Therapeutics, Inc	5,026
731	*	Digitas, Inc	9,803
1,000	*	First Consulting Group, Inc	13,760
200	*	Gen-Probe, Inc	10,474
1,400	*	Harris Interactive, Inc	7,056
39	*	Hewitt Associates, Inc (Class A)	1,004
504	*	ICOS Corp	17,030
2,197	*	Incyte Corp	12,830
2,102	*	Isis Pharmaceuticals, Inc	23,374
1,827	*	Lexicon Genetics, Inc	6,595
473	*	Lifecell Corp	11,418
400	*	Maxygen, Inc	4,308
1,900	*	Monogram Biosciences, Inc	3,382
4,442		Moody's Corp	306,765
6,720		Paychex, Inc	265,709
3,832		Quest Diagnostics, Inc	203,096
608	*	Regeneron Pharmaceuticals, Inc	12,203
3,603	*	Rentech, Inc	13,583
1,573	*	Savient Pharmaceuticals, Inc	17,633
19	*	Symyx Technologies, Inc	410
620	*	Tetra Tech, Inc	11,216
590	*	Trimeris, Inc	7,499
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,287,097

FABRICATED METAL PRODUCTS - 0.67%
400		Ameron International Corp	30,548
4,764		Commercial Metals Co	122,911

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,344		Dynamic Materials Corp	$37,766
744		Gulf Island Fabrication, Inc	27,454
14,402		Illinois Tool Works, Inc	665,228
2,000		Pentair, Inc	62,800
600		Shiloh Industries, Inc	11,370
1,700		Silgan Holdings, Inc	74,664
900		Snap-On, Inc	42,876
583		Valmont Industries, Inc	32,351
		TOTAL FABRICATED METAL PRODUCTS	1,107,968

FOOD AND KINDRED PRODUCTS - 2.60%
7,203		Campbell Soup Co	280,125
6,359		Coca-Cola Enterprises, Inc	129,851
8,864		General Mills, Inc	510,566
7,208		H.J. Heinz Co	324,432
676	*	Hansen Natural Corp	22,768
3,964		Hershey Co	197,407
911		Imperial Sugar Co	22,055
2,700	*	Jones Soda Co	33,210
10,164		Kellogg Co	508,810
1,500		Pepsi Bottling Group, Inc	46,365
29,074		PepsiCo, Inc	1,818,579
6,377		Sara Lee Corp	108,600
5,525		Wrigley (Wm.) Jr Co	285,753
		TOTAL FOOD AND KINDRED PRODUCTS	4,288,521

FOOD STORES - 0.28%
13,265		Kroger Co	306,024
2,280		Supervalu, Inc	81,510
1,587		Whole Foods Market, Inc	74,478
		TOTAL FOOD STORES	462,012

FORESTRY - 0.08%
1,913		Weyerhaeuser Co	135,153
		TOTAL FORESTRY	135,153

FURNITURE AND FIXTURES - 0.57%
1,230		Hillenbrand Industries, Inc	70,024
5,194		Johnson Controls, Inc	446,268
3,685		Leggett & Platt, Inc	88,072
11,028		Masco Corp	329,406
533	*	Tempur-Pedic International, Inc	10,905
		TOTAL FURNITURE AND FIXTURES	944,675

FURNITURE AND HOME FURNISHINGS STORES - 0.10%
3,353	*	Bed Bath & Beyond, Inc	127,749
1,379		Circuit City Stores, Inc	26,173
1,000	*	Pier 1 Imports, Inc	5,950
76		Williams-Sonoma, Inc	2,389
		TOTAL FURNITURE AND HOME FURNISHINGS STORES	162,261

GENERAL BUILDING CONTRACTORS - 0.53%
121	*	Avatar Holdings, Inc	9,783
500		Beazer Homes USA, Inc	23,505

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
2,224		Centex Corp	$125,144
5,669		DR Horton, Inc	150,172
1,068	*	Hovnanian Enterprises, Inc (Class A)	36,205
64		Lennar Corp (B Shares)	3,144
2,940		Lennar Corp (Class A)	154,232
600		MDC Holdings, Inc	34,230
149	*	Meritage Homes Corp	7,110
42	*	NVR, Inc	27,090
3,996		Pulte Homes, Inc	132,348
600		Ryland Group, Inc	32,772
700		Standard-Pacific Corp	18,753
2,200		Technical Olympic USA, Inc	22,374
2,653	*	Toll Brothers, Inc	85,506
273	*	WCI Communities, Inc	5,236
		TOTAL GENERAL BUILDING CONTRACTORS	867,604

GENERAL MERCHANDISE STORES - 1.24%
41	*	BJ's Wholesale Club, Inc	1,276
424		Bon-Ton Stores, Inc	14,692
9,298		Costco Wholesale Corp	491,585
3,008		Dollar General Corp	48,308
2,521		Family Dollar Stores, Inc	73,941
3,991		JC Penney Co, Inc	308,744
14,778		Target Corp	843,085
9,354		TJX Cos, Inc	266,776
		TOTAL GENERAL MERCHANDISE STORES	2,048,407

HEALTH SERVICES - 1.45%
1,915	*	Alliance Imaging, Inc	12,735
900	*	Bio-Reference Labs, Inc	20,241
939		Brookdale Senior Living, Inc	45,072
1,234	*	Community Health Systems, Inc	45,066
450	*	Corvel Corp	21,407
1,957	*	DaVita, Inc	111,314
207	*	Edwards Lifesciences Corp	9,737
2,590	*	Express Scripts, Inc	185,444
304	*	Five Star Quality Care, Inc	3,390
5,341		Health Management Associates, Inc (Class A)	112,749
699	*	Healthways, Inc	33,349
1,570	*	Hythiam, Inc	14,507
2,955	*	Laboratory Corp of America Holdings	217,104
900	*	LHC Group, Inc	25,659
394	*	LifePoint Hospitals, Inc	13,278
1,209	*	Lincare Holdings, Inc	48,167
900	*	Medcath Corp	24,624
100		National Healthcare Corp	5,520
3,064	*	Nektar Therapeutics	46,603
2,234		Omnicare, Inc	86,299
800		Option Care, Inc	11,400
500	*	Pediatrix Medical Group, Inc	24,450
2,157		Pharmaceutical Product Development, Inc	69,499
856	*	Psychiatric Solutions, Inc	32,117

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
800	*	RehabCare Group, Inc	$11,880
1,435	*	Sierra Health Services, Inc	51,717
1,338	*	Sunrise Senior Living, Inc	41,103
400	*	Symbion, Inc	7,404
845	*	Triad Hospitals, Inc	35,346
400		Universal Health Services, Inc (Class B)	22,172
1,500	*	VistaCare, Inc (Class A)	15,225
12,419	*	WellPoint, Inc	977,251
		TOTAL HEALTH SERVICES	2,381,829

HOLDING AND OTHER INVESTMENT OFFICES - 2.94%
8,224		Allied Capital Corp	268,760
584		AMB Property Corp	34,228
1,800		American Financial Realty Trust	20,592
1,100		Annaly Mortgage Management, Inc	15,301
6,691		Archstone-Smith Trust	389,483
1,147		AvalonBay Communities, Inc	149,167
2,085		Boston Properties, Inc	233,270
1,100		Cherokee, Inc	47,201
1,632		Crescent Real Estate Equities Co	32,232
200		Developers Diversified Realty Corp	12,590
3,083		Duke Realty Corp	126,095
11,489		Equity Office Properties Trust	553,425
8,962		Equity Residential	454,822
2,980		General Growth Properties, Inc	155,645
700		Gladstone Capital Corp	16,702
1,600	*	Harris & Harris Group, Inc	19,344
1,300		Health Care Property Investors, Inc	47,866
800		Hospitality Properties Trust	38,024
7,900		Host Marriott Corp	193,945
2,700		HRPT Properties Trust	33,345
2,829		iStar Financial, Inc	135,283
4,500		Kimco Realty Corp	202,275
2,900		Luminent Mortgage Capital, Inc	28,159
1,300		MFA Mortgage Investments, Inc	9,997
800		NorthStar Realty Finance Corp	13,256
1,718		NTL, Inc	43,362
817		Potlatch Corp	35,801
5,933		Prologis	360,548
2,182		Public Storage, Inc	212,745
5,237		Simon Property Group, Inc	530,456
3,003		Vornado Realty Trust	364,865
1,500		Weingarten Realty Investors	69,165
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,847,949

HOTELS AND OTHER LODGING PLACES - 0.27%
2,300		Choice Hotels International, Inc	96,830
2,851	*	Gaylord Entertainment Co	145,201
6,000	*	Great Wolf Resorts, Inc	83,760
4,400	*	Lodgian, Inc	59,840
2,256		Marcus Corp	57,708
600	*	Outdoor Channel Holdings, Inc	7,698
		TOTAL HOTELS AND OTHER LODGING PLACES	451,037

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.27%
19,266		3M Co	$1,501,399
2,700	*	AGCO Corp	83,538
4,100		American Standard Cos, Inc	187,985
500		Ampco-Pittsburgh Corp	16,740
27,711		Applied Materials, Inc	511,268
700	*	Astec Industries, Inc	24,570
169	*	Asyst Technologies, Inc	1,235
359	*	Axcelis Technologies, Inc	2,093
2,047		Black & Decker Corp	163,699
900		Briggs & Stratton Corp	24,255
1,010	*	Brooks Automation, Inc	14,544
1,034		Cummins, Inc	122,198
6,567		Deere & Co	624,325
31,801	*	Dell, Inc	797,887
300		Donaldson Co, Inc	10,413
37,354	*	EMC Corp	493,073
539	*	Emulex Corp	10,516
266	*	ENGlobal Corp	1,710
233	*	Extreme Networks, Inc	976
300	*	Flowserve Corp	15,141
1,300	*	FMC Technologies, Inc	80,119
843	*	Gehl Co	23,208
696		Graco, Inc	27,576
2,598	*	Grant Prideco, Inc	103,322
39,947		Hewlett-Packard Co	1,645,417
26,031		International Business Machines Corp	2,528,912
314	*	Intevac, Inc	8,148
67	*	Komag, Inc	2,538
2,287	*	Lam Research Corp	115,768
1,700	*	LB Foster Co (Class A)	44,047
1,488	*	Lexmark International, Inc (Class A)	108,922
500		Lufkin Industries, Inc	29,040
1,625		Manitowoc Co, Inc	96,574
992		Modine Manufacturing Co	24,830
500		NN, Inc	6,215
787		Nordson Corp	39,216
700	*	Oil States International, Inc	22,561
2,100		Pall Corp	72,555
324	*	Rackable Systems, Inc	10,034
2,459	*	Semitool, Inc	32,729
1,102	*	Sigma Designs, Inc	28,046
5,584		Smith International, Inc	229,335
24,230	*	Solectron Corp	78,021
948		SPX Corp	57,980
2,100		Stanley Works	105,609
2,800		Tennant Co	81,200
650	*	TurboChef Technologies, Inc	11,063
5,222	*	VA Software Corp	26,267
1,870	*	Varian Medical Systems, Inc	88,956
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	10,335,773

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

INSTRUMENTS AND RELATED PRODUCTS - 5.14%
267	*	Advanced Medical Optics, Inc	$9,398
856	*	Affymetrix, Inc	19,739
300		Analogic Corp	16,842
1,892		Bard (C.R.), Inc	156,979
583		Bausch & Lomb, Inc	30,351
13,631		Baxter International, Inc	632,342
722		Beckman Coulter, Inc	43,176
6,035		Becton Dickinson & Co	423,355
4,606		Biomet, Inc	190,090
19,140	*	Boston Scientific Corp	328,825
864	*	Bruker BioSciences Corp	6,489
533	*	Cepheid, Inc	4,531
300		Cooper Cos, Inc	13,350
4,403	*	Credence Systems Corp	22,896
1,612		Dentsply International, Inc	48,118
1,700	*	Depomed, Inc	5,865
118	*	DexCom, Inc	1,163
500	*	DJ Orthopedics, Inc	21,410
311	*	Formfactor, Inc	11,585
348	*	Hologic, Inc	16,453
18	*	Illumina, Inc	708
1,074	*	Input/Output, Inc	14,639
454	*	Intuitive Surgical, Inc	43,539
1,710	*	Ixia	16,416
51,822		Johnson & Johnson	3,421,288
3,411		Kla-Tencor Corp	169,697
82	*	L-1 Identity Solutions, Inc	1,241
2,123	*	LTX Corp	11,889
19,176		Medtronic, Inc	1,026,108
195	*	Millipore Corp	12,987
305	*	MKS Instruments, Inc	6,887
301	*	OYO Geospace Corp	17,485
4,442		Pitney Bowes, Inc	205,176
315		Roper Industries, Inc	15,826
5,480	*	St. Jude Medical, Inc	200,349
6,192		Stryker Corp	341,241
1,500		Tektronix, Inc	43,755
6,266	*	Thermo Electron Corp	283,787
1,647	*	Waters Corp	80,654
13,987	*	Xerox Corp	237,080
4,086	*	Zimmer Holdings, Inc	320,261
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	8,473,970

INSURANCE AGENTS, BROKERS AND SERVICE - 0.51%
1,640		Brown & Brown, Inc	46,264
1,400		Clark, Inc	23,282
3,500		Crawford & Co (Class B)	25,550
7,996		Hartford Financial Services Group, Inc	746,107
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	841,203

INSURANCE CARRIERS - 4.57%
9,924		Aetna, Inc	428,518

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
400		Affirmative Insurance Holdings, Inc	$6,508
14,694		Aflac, Inc	675,924
3,000		Ambac Financial Group, Inc	267,210
1,050		American Financial Group, Inc	37,706
1,549	*	AMERIGROUP Corp	55,594
2,300		Assurant, Inc	127,075
742	*	Centene Corp	18,231
12,896		Chubb Corp	682,327
8,075		Cincinnati Financial Corp	365,878
800		Commerce Group, Inc	23,800
737		Erie Indemnity Co (Class A)	42,731
900		HCC Insurance Holdings, Inc	28,881
561	*	HealthExtras, Inc	13,520
9,786		Lincoln National Corp	649,790
3,793		MBIA, Inc	277,117
900		Mercury General Corp	47,457
2,005		MGIC Investment Corp	125,393
648	*	Molina Healthcare, Inc	21,066
900		Phoenix Cos, Inc	14,301
1,000		PMI Group, Inc	47,170
8,228		Principal Financial Group	482,984
17,932		Progressive Corp	434,313
300		Protective Life Corp	14,250
13,359		Prudential Financial, Inc	1,147,004
1,400		Radian Group, Inc	75,474
4,593		Safeco Corp	287,292
17,554		St. Paul Travelers Cos, Inc	942,474
1,100		Tower Group, Inc	34,177
2,700		W.R. Berkley Corp	93,177
1,049	*	WellCare Health Plans, Inc	72,276
		TOTAL INSURANCE CARRIERS	7,539,618

LEATHER AND LEATHER PRODUCTS - 0.17%
5,576	*	Coach, Inc	239,545
1,700		Weyco Group, Inc	42,245
		TOTAL LEATHER AND LEATHER PRODUCTS	281,790

LUMBER AND WOOD PRODUCTS - 0.01%
1,174	*	Champion Enterprises, Inc	10,989
300		Skyline Corp	12,066
		TOTAL LUMBER AND WOOD PRODUCTS	23,055

METAL MINING - 0.10%
4,351		Royal Gold, Inc	156,549
		TOTAL METAL MINING	156,549

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.18%
709		Callaway Golf Co	10,217
600		Daktronics, Inc	22,110
900		Marine Products Corp	10,566
9,534		Mattel, Inc	216,040
161		Nautilus, Inc	2,254
1,783	*	Russ Berrie & Co, Inc	27,547

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
87	*	Steinway Musical Instruments, Inc	$2,701
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	291,435

MISCELLANEOUS RETAIL - 1.27%
4,539	*	Amazon.com, Inc	179,109
5,851		Best Buy Co, Inc	287,811
49	*	Coldwater Creek, Inc	1,201
12,118		CVS Corp	374,567
326	*	GSI Commerce, Inc	6,113
151	*	Nutri/System, Inc	9,572
3,460	*	Office Depot, Inc	132,068
351		Petsmart, Inc	10,130
129	*	Priceline.com, Inc	5,626
12,734		Staples, Inc	339,998
594		Tiffany & Co	23,309
14,090		Walgreen Co	646,590
1,762		World Fuel Services Corp	78,339
		TOTAL MISCELLANEOUS RETAIL	2,094,433

MOTION PICTURES - 1.99%
5,902	*	Discovery Holding Co (Class A)	94,963
80,862		Time Warner, Inc	1,761,174
41,546		Walt Disney Co	1,423,781
		TOTAL MOTION PICTURES	3,279,918

NONDEPOSITORY INSTITUTIONS - 3.13%
647	*	Accredited Home Lenders Holding Co	17,650
1,014		Advanta Corp (Class A)	40,367
4,068		American Capital Strategies Ltd	188,186
23,853		American Express Co	1,447,162
2,446	*	AmeriCredit Corp	61,566
100		Ares Capital Corp	1,911
500		Asta Funding, Inc	15,220
5,791		Capital One Financial Corp	444,865
2,678		CapitalSource, Inc	73,136
5,580		CIT Group, Inc	311,197
500	*	CompuCredit Corp	19,905
11,350		Countrywide Financial Corp	481,808
1,446	*	Credit Acceptance Corp	48,195
2,900	*	Doral Financial Corp	8,323
1,200		Federal Agricultural Mortgage Corp (Class C)	32,556
1,318		First Marblehead Corp	72,029
17,580		Freddie Mac	1,193,682
4,300		MCG Capital Corp	87,376
3,800		Medallion Financial Corp	47,006
11,005		SLM Corp	536,714
608	*	World Acceptance Corp	28,546
		TOTAL NONDEPOSITORY INSTITUTIONS	5,157,400

NONMETALLIC MINERALS, EXCEPT FUELS - 0.19%
2,751		AMCOL International Corp	76,313
600		Florida Rock Industries, Inc	25,830
2,397		Vulcan Materials Co	215,418
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	317,561

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
OIL AND GAS EXTRACTION - 3.19%
16,522		Anadarko Petroleum Corp	$719,037
798	*	Atlas America, Inc	40,674
959	*	ATP Oil & Gas Corp	37,948
2,981		Baker Hughes, Inc	222,561
1,400		Berry Petroleum Co (Class A)	43,414
2,100	*	Callon Petroleum Co	31,563
2,400	*	Cameron International Corp	127,320
1,500	*	Cheniere Energy, Inc	43,305
8,196		Chesapeake Energy Corp	238,094
4,009		Cimarex Energy Co	146,329
500	*	Delta Petroleum Corp	11,580
4,330	*	Denbury Resources, Inc	120,331
2,000	*	Edge Petroleum Corp	36,480
1,600	*	Encore Acquisition Co	39,248
1,136	*	Energy Partners Ltd	27,741
4,117		ENSCO International, Inc	206,097
8,666		Equitable Resources, Inc	361,806
2,600	*	Exploration Co of Delaware, Inc	34,684
3,043	*	Forest Oil Corp	99,445
854	*	Gasco Energy, Inc	2,092
3,100	*	GeoGlobal Resources, Inc	24,335
2,700	*	Global Industries Ltd	35,208
700	*	Goodrich Petroleum Corp	25,326
4,000	*	Grey Wolf, Inc	27,440
1,548	*	Helix Energy Solutions Group, Inc	48,561
3,998		Helmerich & Payne, Inc	97,831
1,600	*	Houston Exploration Co	82,848
5,079	*	Meridian Resource Corp	15,694
3,887	*	National Oilwell Varco, Inc	237,807
200	*	Oceaneering International, Inc	7,940
2,200	*	Parallel Petroleum Corp	38,654
7,423	*	PetroHawk Energy Corp	85,365
623	*	Petroleum Development Corp	26,820
3,147	*	Petroquest Energy, Inc	40,093
4,916		Pioneer Natural Resources Co	195,116
2,509	*	Plains Exploration & Production Co	119,253
3,597		Pogo Producing Co	174,239
3,452	*	Pride International, Inc	103,595
199	*	Quicksilver Resources, Inc	7,281
3,504		Range Resources Corp	96,220
2,457		Rowan Cos, Inc	81,572
300		RPC, Inc	5,064
2,329	*	Southwestern Energy Co	81,631
2,000		St. Mary Land & Exploration Co	73,680
1,555	*	Stone Energy Corp	54,969
1,232	*	Superior Energy Services	40,262
1,641	*	Swift Energy Co	73,533
2,200		Tidewater, Inc	106,392
949	*	Toreador Resources Corp	24,456
1,000	*	Unit Corp	48,450

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,000		W&T Offshore, Inc	$30,720
1,000	*	Whiting Petroleum Corp	46,600
10,886		XTO Energy, Inc	512,186
		TOTAL OIL AND GAS EXTRACTION	5,258,890

PAPER AND ALLIED PRODUCTS - 0.83%
1,600		Bemis Co	54,368
1,600		Bowater, Inc	36,000
3,300	*	Buckeye Technologies, Inc	39,534
2,100		Chesapeake Corp	35,742
800		Glatfelter	12,400
6,425		International Paper Co	219,093
8,700		Kimberly-Clark Corp	591,165
5,776		MeadWestvaco Corp	173,627
100		Packaging Corp of America	2,210
900		Rock-Tenn Co (Class A)	24,399
108	*	Smurfit-Stone Container Corp	1,140
1,971		Sonoco Products Co	75,016
2,422		Temple-Inland, Inc	111,485
		TOTAL PAPER AND ALLIED PRODUCTS	1,376,179

PERSONAL SERVICES - 0.01%
300		Weight Watchers International, Inc	15,759
		TOTAL PERSONAL SERVICES	15,759

PETROLEUM AND COAL PRODUCTS - 2.75%
2,101		Alon USA Energy, Inc	55,277
11,234		Apache Corp	747,173
200		Ashland, Inc	13,836
1,950		Cabot Oil & Gas Corp	118,268
13,034		Devon Energy Corp	874,321
6,516		EOG Resources, Inc	406,924
5,344		Frontier Oil Corp	153,586
978	*	Headwaters, Inc	23,433
6,142		Hess Corp	304,459
2,271		Holly Corp	116,729
5,581		Murphy Oil Corp	283,794
3,996	*	Newfield Exploration Co	183,616
6,762		Noble Energy, Inc	331,811
4,034		Sunoco, Inc	251,560
11,568		Valero Energy Corp	591,819
3,049		Western Refining, Inc	77,628
		TOTAL PETROLEUM AND COAL PRODUCTS	4,534,234

PRIMARY METAL INDUSTRIES - 1.25%
538	*	Brush Engineered Materials, Inc	18,168
1,451	*	Century Aluminum Co	64,787
2,354		Chaparral Steel Co	104,212
661	*	CommScope, Inc	20,147
22,383	*	Corning, Inc	418,786
2,368		Gibraltar Industries, Inc	55,672
1,700		Hubbell, Inc (Class B)	76,857
1,023	*	Lone Star Technologies, Inc	49,523

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
2,369		Mueller Industries, Inc	$75,097
7,143		Nucor Corp	390,436
2,190		Olympic Steel, Inc	48,684
1,575		Quanex Corp	54,479
5,060		Steel Dynamics, Inc	164,197
2,300		Steel Technologies, Inc	40,365
3,180		Tredegar Corp	71,900
3,455		United States Steel Corp	252,699
3,300	*	Wheeling-Pittsburgh Corp	61,809
5,088		Worthington Industries, Inc	90,159
		TOTAL PRIMARY METAL INDUSTRIES	2,057,977

PRINTING AND PUBLISHING - 0.85%
919		Dow Jones & Co, Inc	34,922
908	*	Dun & Bradstreet Corp	75,173
4,090		EW Scripps Co (Class A)	204,255
9,270		McGraw-Hill Cos, Inc	630,545
2,996		New York Times Co (Class A)	72,982
200	*	Presstek, Inc	1,272
417		R.H. Donnelley Corp	26,158
6,297		Tribune Co	193,822
137	*	Valassis Communications, Inc	1,986
218		Washington Post Co (Class B)	162,541
		TOTAL PRINTING AND PUBLISHING	1,403,656

RAILROAD TRANSPORTATION - 0.61%
9,328		CSX Corp	321,163
2,161	*	Kansas City Southern Industries, Inc	62,626
12,274		Norfolk Southern Corp	617,259
		TOTAL RAILROAD TRANSPORTATION	1,001,048

REAL ESTATE - 0.07%
2,517	*	CB Richard Ellis Group, Inc (Class A)	83,564
400		Forest City Enterprises, Inc (Class A)	23,360
2,380		Stewart Enterprises, Inc (Class A)	14,875
		TOTAL REAL ESTATE	121,799

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.08%
1,671		Cooper Tire & Rubber Co	23,895
1,295		Sealed Air Corp	84,071
1,100		Spartech Corp	28,842
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	136,808

SECURITY AND COMMODITY BROKERS - 3.37%
990		A.G. Edwards, Inc	62,657
1,886		Ameriprise Financial, Inc	102,787
407	*	Cbot Holdings, Inc (Class A)	61,648
20,486		Charles Schwab Corp	396,199
500		Chicago Mercantile Exchange Holdings, Inc	254,875
4,328	*	E*Trade Financial Corp	97,034
900		Eaton Vance Corp	29,709
796		Federated Investors, Inc (Class B)	26,889
5,236		Franklin Resources, Inc	576,850

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
6,636		Goldman Sachs Group, Inc	$1,322,887
751	*	IntercontinentalExchange, Inc	81,033
440		International Securities Exchange, Inc	20,588
3,086		Janus Capital Group, Inc	66,627
2,096		Legg Mason, Inc	199,225
18,286		Merrill Lynch & Co, Inc	1,702,427
968	*	Nasdaq Stock Market, Inc	29,805
1,996	*	NYSE Group, Inc	194,011
738		SEI Investments Co	43,955
6,726		T Rowe Price Group, Inc	294,397
		TOTAL SECURITY AND COMMODITY BROKERS	5,563,603

SOCIAL SERVICES - 0.02%
3,600	*	Capital Senior Living Corp	38,304
		TOTAL SOCIAL SERVICES	38,304

SPECIAL TRADE CONTRACTORS - 0.05%
1,404	*	Layne Christensen Co	46,093
2,119	*	Quanta Services, Inc	41,681
		TOTAL SPECIAL TRADE CONTRACTORS	87,774

STONE, CLAY, AND GLASS PRODUCTS - 0.06%
241		Apogee Enterprises, Inc	4,654
48	*	Cabot Microelectronics Corp	1,629
450		CARBO Ceramics, Inc	16,816
541		Eagle Materials, Inc	23,387
3,242		Gentex Corp	50,446
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	96,932

TRANSPORTATION BY AIR - 0.72%
800	*	Air Methods Corp	22,336
2,858	*	Airtran Holdings, Inc	33,553
705	*	Alaska Air Group, Inc	27,847
2,505	*	Continental Airlines, Inc (Class B)	103,331
3,091	*	ExpressJet Holdings, Inc	25,037
4,890		FedEx Corp	531,152
2,968	*	Frontier Airlines Holdings, Inc	21,963
4,578	*	JetBlue Airways Corp	65,008
1,732	*	Mesa Air Group, Inc	14,843
1,722		Skywest, Inc	43,928
19,931		Southwest Airlines Co	305,343
		TOTAL TRANSPORTATION BY AIR	1,194,341

TRANSPORTATION EQUIPMENT - 0.97%
1,500		American Axle & Manufacturing Holdings, Inc	28,485
1,603		ArvinMeritor, Inc	29,223
2,760		Autoliv, Inc	166,428
7,400	*	BE Aerospace, Inc	190,032
1,937		Brunswick Corp	61,790
200		Federal Signal Corp	3,208
1,100	*	Fuel Systems Solutions, Inc	24,288
8,030		Genuine Parts Co	380,863
5,276		Harley-Davidson, Inc	371,800

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,727		Harsco Corp	$131,425
300	*	Navistar International Corp	10,029
1,050		Noble International Ltd	21,052
1,600		Superior Industries International, Inc	30,832
1,182	*	Tenneco, Inc	29,219
300		Thor Industries, Inc	13,197
1,600	*	TRW Automotive Holdings Corp	41,392
3,511	*	Visteon Corp	29,773
1,200		Westinghouse Air Brake Technologies Corp	36,456
		TOTAL TRANSPORTATION EQUIPMENT	1,599,492

TRANSPORTATION SERVICES - 0.11%
500		CH Robinson Worldwide, Inc	20,445
1,000		Expeditors International Washington, Inc	40,500
2,183	*	RailAmerica, Inc	35,103
2,816		Sabre Holdings Corp (Class A)	89,802
		TOTAL TRANSPORTATION SERVICES	185,850

TRUCKING AND WAREHOUSING - 0.63%
13,857		United Parcel Service, Inc (Class B)	1,038,998
		TOTAL TRUCKING AND WAREHOUSING	1,038,998

WATER TRANSPORTATION - 0.04%
600	*	Gulfmark Offshore, Inc	22,446
1,200	*	Hornbeck Offshore Services, Inc	42,840
		TOTAL WATER TRANSPORTATION	65,286

WHOLESALE TRADE-DURABLE GOODS - 0.53%
1,000		Adesa, Inc	27,750
5,538		Barnes Group, Inc	120,451
1,298		BorgWarner, Inc	76,608
2,116		Castle (A.M.) & Co	53,852
496	*	Cytyc Corp	14,037
240		Martin Marietta Materials, Inc	24,938
140	*	Merge Technologies, Inc	918
700	*	MWI Veterinary Supply, Inc	22,610
2,096	*	Patterson Cos, Inc	74,429
3,984		Reliance Steel & Aluminum Co	156,890
3,530		Ryerson Tull, Inc	88,568
2,424		W.W. Grainger, Inc	169,534
614	*	WESCO International, Inc	36,109
		TOTAL WHOLESALE TRADE-DURABLE GOODS	866,694

WHOLESALE TRADE-NONDURABLE GOODS - 1.01%
300		Airgas, Inc	12,156
150	*	Akorn, Inc	937
590	*	Allscripts Healthcare Solutions, Inc	15,924
3,200	*	Endo Pharmaceuticals Holdings, Inc	88,256
486	*	Henry Schein, Inc	23,804
2,308	*	Idearc, Inc	66,124
300		Men's Wearhouse, Inc	11,478
600		Nash Finch Co	16,380
5,700		Nike, Inc (Class B)	564,471

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
8,400		Safeway, Inc	$290,304
1,270		Spartan Stores, Inc	26,581
15,094		Sysco Corp	554,855
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,671,270

		TOTAL COMMON STOCKS	164,848,257
		(Cost $139,686,412)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.10%
U.S. GOVERNMENT AND AGENCIES NOTES - 0.10%
$ 160,000		Federal Home Loan Bank (FHLB) 4.800%, 01/02/07	159,914
		TOTAL U.S. GOVERNMENT AND AGENCIES NOTES	159,914
		TOTAL SHORT-TERM INVESTMENTS	159,914
		(Cost $159,979)

		TOTAL PORTFOLIO - 100.03%
		(Cost $139,846,391)	165,008,171

		OTHER ASSETS & LIABILITIES, NET - (0.03)%	(51,907)

		NET ASSETS - 100.00%	$164,956,264

	*	Non-income producing
	**	Percentage represents less that 0.01%

		ABBREVIATION: ADR - American Depositary Receipt

TIAA-CREF MUTUAL FUNDS - Managed Allocation Fund

TIAA-CREF MUTUAL FUNDS
MANAGED ALLOCATION FUND
STATEMENT OF INVESTMENTS
December 31, 2006

SHARES	COMPANY	VALUE
	TIAA-CREF FUNDS - 100.05%
20,594,507	TIAA-CREF Bond Plus Fund	$207,180,742
11,873,847	TIAA-CREF Growth Equity Fund	119,569,644
1,546,036	TIAA-CREF High-Yield Bond Fund	14,254,456
7,627,322	TIAA-CREF Institutional Large-Cap Value Fund - Retail Class	119,291,312
24,105	TIAA-CREF Institutional Real Estate Securities Fund - Retail Class	380,619
1,414,472	TIAA-CREF Institutional Small-Cap Equity Fund - Retail Class	21,683,855
5,574,287	TIAA-CREF International Equity Fund	78,040,016
133,050	TIAA-CREF Money Market Fund	133,050
811,389	TIAA-CREF Short-Term Bond Fund	8,357,304
	TOTAL TIAA-CREF FUNDS	568,890,998
	(Cost $534,269,362)

	TOTAL PORTFOLIO - 100.05%	568,890,998
	(Cost $534,269,362)

	OTHER ASSETS & LIABILITIES, NET - (0.05)%	(276,042)

	NET ASSETS - 100.00%	$568,614,956

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

TIAA-CREF MUTUAL FUNDS
HIGH-YIELD BOND FUND
STATEMENT OF INVESTMENTS
December 31, 2006

PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

CORPORATE BONDS - 97.24%

AGRICULTURAL PRODUCTION-CROPS - 0.24%
$ 707,000		Dole Food Co, Inc	8.625%	05/01/09	B3	$702,581
		TOTAL AGRICULTURAL PRODUCTION-CROPS				702,581

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.26%
720,000		Pilgrim's Pride Corp	9.625	09/15/11	Ba3	752,400
		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK				752,400

AGRICULTURAL SERVICES - 0.36%
1,000,000		American Rock Salt Co LLC	9.500	03/15/14	Caa1	1,030,000
		TOTAL AGRICULTURAL SERVICES				1,030,000

AMUSEMENT AND RECREATION SERVICES - 2.51%
1,700,000	g	Buffalo Thunder Development Authority	9.375	12/15/14	B2	1,725,500
1,000,000		Mohegan Tribal Gaming Authority	6.125	02/15/13	Baa2	992,500
375,000		Mohegan Tribal Gaming Authority	6.875	02/15/15	Ba2	375,937
1,950,000	g	Pokagon Gaming Authority	10.375	06/15/14	B3	2,135,250
2,000,000		Speedway Motorsports, Inc	6.750	06/01/13	Ba2	2,000,000
		TOTAL AMUSEMENT AND RECREATION SERVICES				7,229,187

APPAREL AND OTHER TEXTILE PRODUCTS - 0.59%
1,750,000		Broder Brothers	11.250	10/15/10	B2	1,697,500
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS				1,697,500

AUTO REPAIR, SERVICES AND PARKING - 1.99%
670,000	g	Avis Budget Car Rental LLC	7.625	05/15/14	Ba3	653,250
1,010,000	g	Hertz Corp	10.500	01/01/16	B2	1,111,000
530,000	g	Hertz Corp	8.875	01/01/14	B1	555,175
3,446,000	d	Keystone Automotive Operations, Inc	9.750	11/01/13	Caa1	3,411,540
		TOTAL AUTO REPAIR, SERVICES AND PARKING				5,730,965

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.98%
1,780,000		Asbury Automotive Group, Inc	8.000	03/15/14	B3	1,806,700
1,000,000		Autonation, Inc	7.000	04/15/14	Ba2	1,007,500
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS				2,814,200

BUSINESS SERVICES - 4.76%
1,750,000		Advanstar Communications, Inc	10.750	08/15/10	B1	1,883,437
1,375,000	g	Activant Solutions, Inc	9.500	05/01/16	Caa1	1,278,750
1,000,000		Advanstar, Inc	15.000	10/15/11	NA	1,037,500
2,500,000		Iron Mountain, Inc	8.625	04/01/13	B3	2,581,250
1,420,000		Lamar Media Corp	6.625	08/15/15	Ba3	1,407,575
1,000,000		Lamar Media Corp	7.250	01/01/13	Ba3	1,018,750
979,000		Serena Software, Inc	10.375	03/15/16	Caa1	1,038,964
1,000,000		Stena AB	9.625	12/01/12	Ba3	1,065,000
1,390,000		United Rentals North America, Inc	7.750	11/15/13	B3	1,395,213

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 1,000,000		Universal Compression, Inc	7.250	05/15/10	B1	$1,005,000
		TOTAL BUSINESS SERVICES				13,711,439

CHEMICALS AND ALLIED PRODUCTS - 5.89%
2,125,000		BCP Crystal US Holdings Corp	9.625	06/15/14	B3	2,348,125
700,000	g	Berry Plastics Holding Corp	8.875	09/15/14	B2	710,500
688,000	g	Georgia Gulf Corp	10.750	10/15/16	B2	660,480
1,000,000		Hercules, Inc	6.750	10/15/29	Ba3	980,000
1,000,000	g	Huntsman International LLC	7.875	11/15/14	B3	1,007,500
2,160,000	g	Ineos Group Holdings plc	8.500	02/15/16	B2	2,062,800
690,000	j	Koppers Holdings, Inc (Step Bond, 0.000% - 9.875%
		until 11/15/09)	0.000	11/15/14	B3	552,000
1,022,000		Koppers, Inc	9.875	10/15/13	B2	1,111,425
1,215,000	g	Mosaic Co	7.375	12/01/14	B1	1,246,894
1,000,000		Nalco Co	7.750	11/15/11	B1	1,022,500
2,500,000	g	Nell AF SARL	8.375	08/15/15	B2	2,568,750
2,732,000	g	Reichhold Industries, Inc	9.000	08/15/14	B2	2,677,360
		TOTAL CHEMICALS AND ALLIED PRODUCTS				16,948,334

COAL MINING - 1.49%
1,000,000		Arch Western Finance LLC	6.750	07/01/13	B1	992,500
500,000		Foundation PA Coal Co	7.250	08/01/14	Ba3	508,750
2,720,000	g	Griffin Coal Mining Co Pty Ltd	9.500	12/01/16	Ba2	2,801,600
		TOTAL COAL MINING				4,302,850

COMMUNICATIONS - 11.67%
2,902,000		Allbritton Communications Co	7.750	12/15/12	B1	2,931,020
3,250,000	d	American Cellular Corp	10.000	08/01/11	B3	3,436,875
1,000,000	g	Charter Communications Operating LLC	8.000	04/30/12	B3	1,038,750
692,000	g	Charter Communications Operating LLC	8.375	04/30/14	B3	722,275
1,000,000		Citizens Communications Co	9.250	05/15/11	Ba2	1,106,250
2,026,000		Citizens Communications Co	9.000	08/15/31	Ba2	2,198,210
1,450,000		Echostar DBS Corp	6.375	10/01/11	Ba3	1,440,937
3,210,000	g	Intelsat Bermuda Ltd	11.250	06/15/16	Caa1	3,522,975
1,080,000		Intelsat Subsidiary Holding Co Ltd	8.250	01/15/13	B2	1,096,200
1,000,000		Liberty Media Corp	8.250	02/01/30	Ba2	980,228
1,315,000		PanAmSat Corp	9.000	08/15/14	B2	1,388,969
165,000		Quebecor Media, Inc	7.750	03/15/16	B2	168,506
3,980,000	d	Qwest Communications International, Inc	7.250	02/15/11	Ba3	4,069,550
1,000,000		Qwest Corp	8.875	03/15/12	Ba1	1,113,750
1,400,000		Qwest Corp	7.500	10/01/14	Ba1	1,484,000
800,000		Qwest Corp	7.250	10/15/35	Ba1	790,000
1,000,000		Rogers Cable, Inc	7.875	05/01/12	Ba2	1,080,874
750,000		Rogers Wireless, Inc	9.625	05/01/11	Ba2	851,250
1,550,000		Shaw Communications, Inc	8.250	04/11/10	Ba2	1,646,875
1,000,000		Videotron Ltee	6.875	01/15/14	Ba2	1,006,250
1,410,000	g	Windstream Corp	8.125	08/01/13	Ba3	1,526,325
		TOTAL COMMUNICATIONS				33,600,069

ELECTRIC, GAS, AND SANITARY SERVICES - 12.02%
500,000		AES Corp	9.375	09/15/10	B1	543,125
1,000,000		AES Corp	8.875	02/15/11	B1	1,072,500
750,000		AES Corp	7.750	03/01/14	B1	791,250

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 500,000	g	AES Corp	9.000	05/15/15	Ba3	$537,500
1,000,000		Allied Waste North America, Inc	5.750	02/15/11	B2	967,500
2,000,000		Allied Waste North America, Inc	7.875	04/15/13	B2	2,062,500
250,000		Allied Waste North America, Inc	6.125	02/15/14	B2	237,500
81,000		Aquila, Inc	9.950	02/01/11	B2	88,719
1,500,000		CMS Energy Corp	8.500	04/15/11	Ba3	1,631,250
688,000		Dynegy Holdings, Inc	8.750	02/15/12	NR	729,280
1,000,000		Dynegy Holdings, Inc	8.375	05/01/16	B2	1,050,000
2,175,000		Edison Mission Energy	7.500	06/15/13	B1	2,272,875
2,840,000	g	El Paso Performance-Linked Trust	7.750	07/15/11	B2	3,003,300
1,400,000		General Cable Corp	9.500	11/15/10	B1	1,484,000
1,250,000		Inergy LP	8.250	03/01/16	B1	1,312,500
2,479,385		Midwest Generation LLC	8.300	07/02/09	Ba2	2,550,668
2,690,000		Mirant North America LLC	7.375	12/31/13	B2	2,730,350
1,183,239	i ,v,x	NRG Energy, Inc	4.645	02/01/13	Ba1	1,191,595
306,344	i ,v,x	NRG Energy, Inc	4.645	02/01/13	Ba1	307,876
2,000,000		NRG Energy, Inc	7.375	02/01/16	B1	2,010,000
250,000		Orion Power Holdings, Inc	12.000	05/01/10	B2	283,750
1,500,000		Reliant Energy, Inc	9.500	07/15/13	B2	1,608,750
700,000		Reliant Energy, Inc	6.750	12/15/14	B2	684,250
2,000,000		Sierra Pacific Resources	8.625	03/15/14	B1	2,147,318
1,000,000		Southern Natural Gas Co	8.000	03/01/32	Ba1	1,168,501
1,000,000		Williams Cos, Inc	8.125	03/15/12	Ba2	1,082,500
1,000,000		Williams Cos, Inc	7.750	06/15/31	Ba2	1,050,000
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				34,599,357

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 2.28%
2,565,000	g,o	Freescale Semiconductor, Inc	9.125	12/15/14	B1	2,548,969
1,280,000	g	Freescale Semiconductor, Inc	10.125	12/15/16	B2	1,281,600
1,905,000		L-3 Communications Corp	7.625	06/15/12	Ba3	1,971,675
710,000	g	Nortel Networks Ltd	10.125	07/15/13	B3	766,800
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				6,569,044

FABRICATED METAL PRODUCTS - 0.80%
1,000,000		Ball Corp	6.875	12/15/12	Ba1	1,020,000
1,250,000		Crown Americas LLC and Crown Americas Capital Corp	7.625	11/15/13	B1	1,287,500
		TOTAL FABRICATED METAL PRODUCTS				2,307,500

FOOD AND KINDRED PRODUCTS - 0.86%
1,171,000		Constellation Brands, Inc	7.250	09/01/16	Ba2	1,203,202
500,000		Del Monte Corp	8.625	12/15/12	B2	527,500
750,000		Del Monte Corp	6.750	02/15/15	B2	742,500
		TOTAL FOOD AND KINDRED PRODUCTS				2,473,202

FOOD STORES - 1.05%
2,983,000	d	Stater Brothers Holdings	8.125	06/15/12	B1	3,027,745
		TOTAL FOOD STORES				3,027,745

FURNITURE AND HOME FURNISHINGS STORES - 0.83%
2,300,000		GSC Holdings Corp	8.000	10/01/12	B1	2,403,500
		TOTAL FURNITURE AND HOME FURNISHINGS STORES				2,403,500

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
GENERAL BUILDING CONTRACTORS - 1.06%
$ 1,000,000		Beazer Homes USA, Inc	8.375	04/15/12	Ba1	$1,027,500
1,250,000		K Hovnanian Enterprises, Inc	8.000	04/01/12	Ba1	1,278,125
250,000		KB Home	8.625	12/15/08	Ba2	259,754
500,000		KB Home	6.375	08/15/11	Ba1	491,971
		TOTAL GENERAL BUILDING CONTRACTORS				3,057,350

HEALTH SERVICES - 2.10%
1,000,000		DaVita, Inc	6.625	03/15/13	B2	1,002,500
1,500,000		DaVita, Inc	7.250	03/15/15	B3	1,530,000
2,720,000	g	HCA, Inc	9.125	11/15/14	B2	2,907,000
750,000		HCA, Inc	7.500	11/06/33	Caa1	611,250
		TOTAL HEALTH SERVICES				6,050,750

HOLDING AND OTHER INVESTMENT OFFICES - 1.73%
2,000,000		Sungard Data Systems, Inc	9.125	08/15/13	Caa1	2,100,000
2,690,000		Sungard Data Systems, Inc	10.250	08/15/15	Caa1	2,871,575
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				4,971,575

HOTELS AND OTHER LODGING PLACES - 1.55%
750,000		MGM Mirage	8.500	09/15/10	Ba2	802,500
2,750,000	d	MGM Mirage	6.750	09/01/12	Ba2	2,708,750
1,000,000		Station Casinos, Inc	6.000	04/01/12	Ba2	948,750
		TOTAL HOTELS AND OTHER LODGING PLACES				4,460,000

INDUSTRIAL MACHINERY AND EQUIPMENT - 1.24%
2,000,000		Case New Holland, Inc	9.250	08/01/11	Ba3	2,117,500
1,500,000		Scientific Games Corp	6.250	12/15/12	Ba3	1,466,250
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				3,583,750

INSTRUMENTS AND RELATED PRODUCTS - 0.44%
1,250,000		Fisher Scientific International, Inc	6.750	08/15/14	Baa3	1,267,362
		TOTAL INSTRUMENTS AND RELATED PRODUCTS				1,267,362

JUSTICE, PUBLIC ORDER AND SAFETY - 0.52%
1,500,000		Corrections Corp of America	6.250	03/15/13	Ba3	1,486,875
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY				1,486,875

LEGAL SERVICES - 0.78%
2,177,000	g	FTI Consulting, Inc	7.750	10/01/16	Ba2	2,258,638
		TOTAL LEGAL SERVICES				2,258,638

MISCELLANEOUS RETAIL - 2.58%
1,250,000		AmeriGas Partners LP	7.125	05/20/16	B1	1,250,000
1,000,000		Couche-Tard US LP	7.500	12/15/13	Ba2	1,022,500
944,000		FTD, Inc	7.750	02/15/14	B3	945,180
1,050,000	g	Michaels Stores, Inc	11.375	11/01/16	Caa1	1,094,625
1,000,000		Rite Aid Corp	7.500	01/15/15	B2	990,000
785,000	g	Sally Holdings LLC	9.250	11/15/14	B2	799,719
1,228,000	g	Stripes Acquisition LLC	10.625	12/15/13	B2	1,332,380
		TOTAL MISCELLANEOUS RETAIL				7,434,404

NONDEPOSITORY INSTITUTIONS - 4.21%
1,250,000		Ford Motor Credit Co	5.700	01/15/10	B1	1,198,254

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 1,300,000		Ford Motor Credit Co	7.875	06/15/10	B1	$1,310,798
980,000	g	Ford Motor Credit Co	9.750	09/15/10	B1	1,042,534
710,000		Ford Motor Credit Co	9.875	08/10/11	B1	759,363
1,250,000		Ford Motor Credit Co	7.000	10/01/13	B1	1,193,726
1,450,000		General Motors Acceptance Corp	5.625	05/15/09	Ba1	1,438,552
710,000		General Motors Acceptance Corp	7.750	01/19/10	Ba1	743,132
1,600,000		General Motors Acceptance Corp	7.250	03/02/11	Ba1	1,663,894
885,000		General Motors Acceptance Corp	8.000	11/01/31	Ba1	1,016,040
1,750,000		GMAC LLC	6.000	12/15/11	Ba1	1,742,388
		TOTAL NONDEPOSITORY INSTITUTIONS				12,108,681

OIL AND GAS EXTRACTION - 6.70%
1,060,000		Chesapeake Energy Corp	7.625	07/15/13	Ba2	1,116,975
750,000		Chesapeake Energy Corp	7.500	09/15/13	Ba2	780,938
2,000,000		Chesapeake Energy Corp	7.750	01/15/15	Ba2	2,082,500
620,000		Chesapeake Energy Corp	6.500	08/15/17	Ba2	606,050
3,000,000		Chesapeake Energy Corp	6.875	11/15/20	Ba2	2,947,500
1,360,000	g	Complete Production Services, Inc	8.000	12/15/16	B2	1,394,000
1,630,000		Denbury Resources, Inc	7.500	04/01/13	B1	1,654,450
1,450,000		Encore Acquisition Co	6.000	07/15/15	B1	1,323,125
425,000		Encore Acquisition Co	7.250	12/01/17	B1	411,188
1,000,000		Hanover Compressor Co	9.000	06/01/14	B2	1,080,000
649,000		Magnum Hunter Resources, Inc	9.600	03/15/12	B1	682,261
1,440,000		Pogo Producing Co	7.875	05/01/13	B1	1,461,600
1,030,000		Range Resources Corp	7.500	05/15/16	B1	1,055,750
2,700,000	g	Sabine Pass LNG LP	7.250	11/30/13	Ba3	2,683,125
		TOTAL OIL AND GAS EXTRACTION				19,279,462

PAPER AND ALLIED PRODUCTS - 6.33%
3,331,000		Abitibi-Consolidated, Inc	8.550	08/01/10	B2	3,164,450
850,000		Abitibi-Consolidated, Inc	6.000	06/20/13	B2	680,000
710,000		Bowater, Inc	9.000	08/01/09	B2	743,725
888,000		Bowater, Inc	6.500	06/15/13	B2	810,300
1,421,000		Caraustar Industries, Inc	7.375	06/01/09	B3	1,374,818
3,355,000		Cenveo Corp	7.875	12/01/13	B3	3,220,800
689,000		Domtar, Inc	7.875	10/15/11	B2	714,838
810,000		Domtar, Inc	7.125	08/15/15	B2	793,800
1,380,000	g	Georgia-Pacific Corp	7.000	01/15/15	Ba3	1,376,550
1,718,000		Graphic Packaging International Corp	9.500	08/15/13	B3	1,812,490
2,005,000		Greif, Inc	8.875	08/01/12	Ba3	2,105,250
1,450,000		Jefferson Smurfit Corp US	8.250	10/01/12	B2	1,413,750
		TOTAL PAPER AND ALLIED PRODUCTS				18,210,771

PERSONAL SERVICES - 0.67%
1,900,000		Mac-Gray Corp	7.625	08/15/15	B2	1,928,500
		TOTAL PERSONAL SERVICES				1,928,500

PETROLEUM AND COAL PRODUCTS - 1.55%
1,500,000		Equistar Chemicals LP	8.750	02/15/09	B1	1,571,250
2,100,000		Lyondell Chemical Co	8.000	09/15/14	B1	2,178,750
710,000		Tesoro Corp	6.250	11/01/12	Ba1	706,450
		TOTAL PETROLEUM AND COAL PRODUCTS				4,456,450

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
PRIMARY METAL INDUSTRIES - 1.37%
$ 1,000,000		AK Steel Corp	7.875	02/15/09	B2	$1,000,000
3,050,000	g	Novelis, Inc	8.250	02/15/15	B2	2,950,875
		TOTAL PRIMARY METAL INDUSTRIES				3,950,875

PRINTING AND PUBLISHING - 5.52%
1,121,692	o	AAC Group Holding Corp	12.750	10/01/12	Caa1	1,194,603
1,200,000		American Achievement Corp	8.250	04/01/12	B1	1,228,500
3,000,000	g	Idearc, Inc	8.000	11/15/16	B2	3,045,000
3,580,000	d	Morris Publishing Group LLC	7.000	08/01/13	B1	3,392,050
1,000,000		Primedia, Inc	8.875	05/15/11	B2	1,020,000
1,348,000	g	Quebecor World Capital Corp	8.750	03/15/16	B2	1,290,710
3,060,000	d	RH Donnelley Corp	8.875	01/15/16	B3	3,213,000
1,500,000		Visant Corp	7.625	10/01/12	B2	1,518,750
		TOTAL PRINTING AND PUBLISHING				15,902,613

SECURITY AND COMMODITY BROKERS - 0.29%
800,000		E*Trade Financial Corp	7.375	09/15/13	Ba2	832,000
		TOTAL SECURITY AND COMMODITY BROKERS				832,000

SOCIAL SERVICES - 0.62%
1,860,000	g	Knowledge Learning Corp, Inc	7.750	02/01/15	B2	1,780,950
		TOTAL SOCIAL SERVICES				1,780,950

STONE, CLAY, AND GLASS PRODUCTS - 0.99%
1,000,000		Owens Brockway Glass Container, Inc	8.875	02/15/09	Ba2	1,022,500
1,250,000		Owens Brockway Glass Container, Inc	7.750	05/15/11	Ba2	1,284,375
500,000		Owens Brockway Glass Container, Inc	8.750	11/15/12	Ba2	530,000
		TOTAL STONE, CLAY, AND GLASS PRODUCTS				2,836,875

TRANSPORTATION EQUIPMENT - 2.42%
1,000,000	g	Bombardier, Inc	6.750	05/01/12	Ba2	980,000
898,000	g	Bombardier, Inc	8.000	11/15/14	Ba2	920,450
450,000		Ford Motor Co	6.625	10/01/28	Caa1	326,250
1,420,000		Ford Motor Co	7.450	07/16/31	Caa1	1,114,700
700,000		General Motors Corp	7.200	01/15/11	Caa1	679,000
450,000		General Motors Corp	7.700	04/15/16	Caa1	424,125
850,000		General Motors Corp	8.375	07/15/33	Caa1	786,250
700,000	g	Lear Corp	8.500	12/01/13	B3	679,000
1,000,000		Sequa Corp	9.000	08/01/09	B2	1,070,000
		TOTAL TRANSPORTATION EQUIPMENT				6,979,775

TRANSPORTATION SERVICES - 0.63%
1,850,000		United Rentals North America, Inc	6.500	02/15/12	B1	1,826,875
		TOTAL TRANSPORTATION SERVICES				1,826,875

WATER TRANSPORTATION - 0.89%
2,500,000		Gulfmark Offshore, Inc	7.750	07/15/14	B1	2,550,000
		TOTAL WATER TRANSPORTATION				2,550,000

WHOLESALE TRADE-DURABLE GOODS - 4.00%
2,770,000	g	Baker & Taylor, Inc	11.500	07/01/13	B2	2,842,713
1,892,000	g,i,o	CDRV Investors, Inc	9.860	12/01/11	Caa1	1,844,700

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 1,500,000		IKON Office Solutions, Inc	7.750	09/15/15	Ba3	$1,571,250
1,273,000		Interline Brands, Inc	8.125	06/15/14	B3	1,308,007
750,000		Russel Metals, Inc	6.375	03/01/14	Ba2	715,312
3,250,000		Ryerson, Inc	8.250	12/15/11	B3	3,225,625
		TOTAL WHOLESALE TRADE-DURABLE GOODS				11,507,607

WHOLESALE TRADE-NONDURABLE GOODS - 0.47%
1,300,000		Supervalu, Inc	7.500	11/15/14	B1	1,355,512
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				1,355,512

		TOTAL CORPORATE BONDS				279,977,523
		(Cost $274,877,713)

SHARES		COMPANY

WARRANTS - 0.03%

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.03%
1,500		Travelcenters Of America, Inc, (Initial expires 05/01/09)				76,500
500		Travelcenters Of America, Inc, (Contingent expires 05/01/09)				25,500
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS				102,000

HOLDING AND OTHER INVESTMENT OFFICES - 0.00% *
1,500	v	Advanstar Holdings Corp (expires 10/15/11)				15
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				15

PAPER AND ALLIED PRODUCTS - 0.00% *
250	v	Pliant Corp (expires 06/01/10)				3
		TOTAL PAPER AND ALLIED PRODUCTS				3
		TOTAL WARRANTS				102,018
		(Cost $162,890)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.09%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.09%
$ 260,000		Federal Home Loan Bank (FHLB)	4.800	01/02/07		259,860
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES				259,860
		TOTAL SHORT-TERM INVESTMENTS				259,860
		(Cost $259,965)

		TOTAL PORTFOLIO - 97.36%				280,339,401
		(Cost $275,300,568)

		OTHER ASSETS & LIABILITIES, NET - 2.64%				7,592,721

		NET ASSETS - 100.00%				$287,932,122

	+	As provided by Moody's Investors Service (unaudited)
	*	Percentage represents less than 0.01%.
	d	All or a portion of these securities have been segregated by the custodian to cover securities purchased
		on a delayed delivery basis.

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At December 31, 2006, the value of these securities amounted to $67,366,272 or 23.40% of net assets.
i	Floating rate or variable rate securities reflects the rate at December 31, 2006.
j	Zero coupon
o	Payment-in-kind security.
v	Security valued at fair value.
x	Loan partcipation agreement

ABBREVIATION:
NR - Not Rated

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

TIAA-CREF MUTUAL FUNDS
SHORT-TERM BOND FUND
STATEMENT OF INVESTMENTS
December 31, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

BONDS - 96.55%

CORPORATE BONDS - 45.70%

ASSET BACKED - 13.45%
$ 78,426		Asset Backed Funding Corp NIM Trust Series
		2005-WMC1 (Class N1)	5.900%	07/26/35	NR	$78,353
1,500,000	i	Centex Home Equity Series 2004-D (Class
		MF2)	5.560	09/25/34	A2	1,461,989
500,000	i	Chase Funding Mortgage Loan Asset-Backed
		Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	484,437
500,000	i	Chase Funding Mortgage Loan Asset-Backed
		Certificates Series 2004-2 (Class 1M2)	5.700	02/25/34	A2	492,426
492,846		Chase Manhattan Auto Owner Trust Series
		2004-A (Class A4)	2.830	09/15/10	Aaa	483,809
1,320,000		CIT Equipment Collateral Series 2005-VT1
		(Class A4)	4.360	11/20/12	Aaa	1,305,163
586,623	i	CIT Group Home Equity Loan Trust Series
		2002-2 (Class BF)	6.830	06/25/33	Ba1	548,638
434,221	i	CIT Group Home Equity Loan Trust Series
		2002-2 (Class MF2)	6.390	12/25/30	A3	432,130
2,500,000	i	Citicorp Mortgage Securities, Inc Series
		2006-1 (Class A3)	5.706	07/25/36	Aaa	2,504,270
534,164	i	GMAC Mortgage Corporation Loan Trust
		2005-HE2 A3	4.622	11/25/35	Aaa	528,622
2,000,000		GMAC Mortgage Corporation Loan Trust
		2006-HLTV A3	5.590	03/01/30	Aaa	1,999,216
2,000,000		GMAC Mortgage Corporation Loan Trust
		2006-HLTV A4	5.810	03/01/36	Aaa	2,005,582
500,000		Household Automotive Trust Series 2006-2
		(Class A3)	5.610	08/17/11	Aaa	503,910
413,095		Long Beach Asset Holdings Corp Series
		2006-4 (Class N1)	5.877	06/25/46	NR	412,317
1,914,756		Marriott Vacation Club Owner Trust Series
		2006-1A (Class A)	5.737	04/20/28	Aaa	1,937,553
679,639	v	New York City Tax Lien Series 2006-AA
		(Class A)	5.930	07/01/36	Aaa	683,356
3,000,000		Residential Funding Mortgage Securities II,
		Inc Series 2006-H12 (Class A3)	5.790	02/25/36	Aaa	3,012,126
2,000,000	i	Residential Funding Mortgage Securities II,
		Inc Series 2006-HI1 (Class A3)	5.570	02/25/36	Aaa	1,998,058
500,000	i	Residential Funding Mortgage Securities II,
		Inc Series 2006-HI1 (Class M2)	6.060	02/25/36	Aa2	502,355
1,000,000		Residential Funding Mortgage Securities II,
		Inc Series 2006-HI3 (Class A2)	5.950	02/25/36	Aaa	1,003,672
1,300,000		Residential Funding Mortgage Securities II,
		Inc Series 2006-HI3 (Class A3)	5.960	02/25/36	Aaa	1,310,013

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 500,000	i	Saxon Asset Securities Trust Series 2002-2
		(Class AF6)	5.620	11/25/30	Aaa	$498,191
1,473,238	g,v	Sierra Receivables Funding Co Series 2006-1A
		(Class A1)	5.840	05/20/18	Aaa	1,485,681
		TOTAL ASSET BACKED				25,671,867

CHEMICALS AND ALLIED PRODUCTS - 0.77%
250,000		Abbott Laboratories	5.600	05/15/11	A1	253,538
1,000,000		Eli Lilly & Co	2.900	03/15/08	Aa3	971,602
250,000		Lubrizol Corp	4.625	10/01/09	Baa3	245,079
		TOTAL CHEMICALS AND ALLIED PRODUCTS				1,470,219

COMMUNICATIONS - 0.63%
500,000		CBS Corp	5.625	05/01/07	Baa3	500,258
500,000		Verizon Global Funding Corp	7.375	09/01/12	A3	546,987
150,000		Viacom, Inc	5.750	04/30/11	Baa3	149,976
		TOTAL COMMUNICATIONS				1,197,221

DEPOSITORY INSTITUTIONS - 6.26%
500,000		Bank of America Corp	5.250	02/01/07	Aa2	499,944
250,000		Bank of America Corp	5.375	08/15/11	Aa2	251,844
1,000,000		Bank One NA	3.700	01/15/08	Aa2	984,015
3,000,000		Citigroup, Inc	5.125	02/14/11	Aa1	2,992,468
1,000,000		JPMorgan Chase & Co	3.500	03/15/09	Aa3	965,192
250,000		M&I Marshall & Ilsley Bank	4.125	09/04/07	Aa3	248,201
500,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	487,980
500,000		Mellon Funding Corp	4.875	06/15/07	A1	499,107
250,000		Popular North America, Inc	3.875	10/01/08	A3	242,808
250,000		Popular North America, Inc	5.650	04/15/09	A3	250,731
500,000		US Bank NA	5.700	12/15/08	Aa2	503,747
500,000		Wachovia Bank NA	4.850	07/30/07	Aa2	498,368
500,000		Wachovia Corp	5.300	10/15/11	Aa3	501,604
250,000		Washington Mutual, Inc	5.500	08/24/11	A3	251,079
1,750,000		Wells Fargo & Co	4.875	01/12/11	Aa1	1,731,285
1,000,000		Wells Fargo Bank NA	6.450	02/01/11	Aa1	1,044,212
		TOTAL DEPOSITORY INSTITUTIONS				11,952,585

EATING AND DRINKING PLACES - 0.26%
500,000		McDonald's Corp	5.950	01/15/08	A2	502,964
		TOTAL EATING AND DRINKING PLACES				502,964

ELECTRIC, GAS, AND SANITARY SERVICES - 3.24%
500,000		Atmos Energy Corp	4.000	10/15/09	Baa3	480,594
250,000		Consumers Energy Co	4.400	08/15/09	Baa2	243,554
2,000,000		Duke Energy Corp	3.750	03/05/08	A2	1,962,047
500,000		Midamerican Energy Holdings Co	4.625	10/01/07	Baa1	496,750
1,000,000		Ohio Power Co	5.300	11/01/10	A3	996,371
500,000		ONEOK Partners LP	5.900	04/01/12	Baa2	505,511
500,000		Pepco Holdings, Inc	5.500	08/15/07	Baa3	499,600
1,000,000		Tampa Electric Co	5.375	08/15/07	Baa2	999,053
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				6,183,480

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.65%
$ 500,000		Cisco Systems, Inc	5.250	02/22/11	A1	$501,221
500,000		Cooper Industries, Inc	5.250	07/01/07	A3	498,466
250,000		Hewlett-Packard Co	3.625	03/15/08	A3	245,100
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				1,244,787

FABRICATED METAL PRODUCTS - 0.79%
500,000		Fortune Brands, Inc	5.125	01/15/11	Baa2	491,475
1,000,000		Illinois Tool Works, Inc	5.750	03/01/09	Aa3	1,009,870
		TOTAL FABRICATED METAL PRODUCTS				1,501,345

FOOD AND KINDRED PRODUCTS - 1.50%
500,000	g	Cadbury Schweppes US Finance LLC	3.875	10/01/08	Baa2	486,940
900,000		Diageo Capital plc	5.125	01/30/12	A3	888,638
1,000,000		General Mills, Inc	5.125	02/15/07	Baa1	999,294
500,000		Kraft Foods, Inc	4.000	10/01/08	A3	489,256
		TOTAL FOOD AND KINDRED PRODUCTS				2,864,128

FOOD STORES - 0.52%
500,000		Fred Meyer, Inc	7.450	03/01/08	Baa2	510,704
500,000		Safeway, Inc	4.125	11/01/08	Baa2	488,660
		TOTAL FOOD STORES				999,364

FURNITURE AND FIXTURES - 0.26%
500,000		Masco Corp	4.625	08/15/07	Baa1	496,359
		TOTAL FURNITURE AND FIXTURES				496,359

GENERAL BUILDING CONTRACTORS - 0.29%
500,000		DR Horton, Inc	9.750	09/15/10	Ba1	551,698
		TOTAL GENERAL BUILDING CONTRACTORS				551,698

GENERAL MERCHANDISE STORES - 1.29%
1,000,000		May Department Stores Co	3.950	07/15/07	Baa1	990,275
500,000		Target Corp	3.375	03/01/08	A1	488,949
500,000		Wal-Mart Stores, Inc	4.375	07/12/07	Aa2	498,109
500,000		Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	483,980
		TOTAL GENERAL MERCHANDISE STORES				2,461,313

HOLDING AND OTHER INVESTMENT OFFICES - 0.26%
500,000		Simon Property Group LP	5.600	09/01/11	A3	502,973
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				502,973

INSURANCE CARRIERS - 0.65%
250,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	243,831
500,000		UnitedHealth Group, Inc	5.250	03/15/11	A3	498,248
500,000		WellPoint, Inc	5.000	01/15/11	Baa1	493,852
		TOTAL INSURANCE CARRIERS				1,235,931

MOTION PICTURES - 0.13%
250,000		Walt Disney Co	5.700	07/15/11	A3	253,963
		TOTAL MOTION PICTURES				253,963

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
NONDEPOSITORY INSTITUTIONS - 6.17%
$ 250,000		American General Finance Corp	2.750	06/15/08	A1	$241,077
1,000,000	g	American Honda Finance Corp	5.125	12/15/10	A1	995,294
250,000		Caterpillar Financial Services Corp	4.875	06/15/07	A2	249,504
1,000,000		Caterpillar Financial Services Corp	2.700	07/15/08	A2	962,785
250,000		CIT Group Funding Co of Canada	5.600	11/02/11	A2	252,077
140,000		FIA Card Services NA	5.375	01/15/08	Aa1	140,073
500,000		Ford Motor Credit Co	5.700	01/15/10	B1	479,302
200,000		Ford Motor Credit Co	9.875	08/10/11	B1	213,905
500,000		General Motors Acceptance Corp	6.125	08/28/07	Ba1	500,098
1,000,000		HSBC Finance Corp	5.250	01/14/11	Aa3	999,911
1,500,000		HSBC Finance Corp	5.700	06/01/11	Aa3	1,525,527
1,000,000	g	IBM Canada Credit Services Co	3.750	11/30/07	A1	983,232
500,000		International Lease Finance Corp	5.450	03/24/11	A1	502,354
500,000		National Rural Utilities Cooperative Finance
		Corp	6.500	03/01/07	A2	500,697
500,000		Residential Capital Corp	6.125	11/21/08	Baa3	502,388
250,000		SLM Corp	5.400	10/25/11	A2	250,585
400,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	385,325
1,100,000	g,i	USB Realty Corp	6.091	12/30/49	A1	1,100,616
900,000		Western Financial Bank	9.625	05/15/12	Aa3	989,667
		TOTAL NONDEPOSITORY INSTITUTIONS				11,774,417

OIL AND GAS EXTRACTION - 0.49%
500,000		Anadarko Petroleum Corp	3.250	05/01/08	Baa2	485,577
200,000		BJ Services Co	5.750	06/01/11	Baa1	201,600
250,000		Ocean Energy, Inc	4.375	10/01/07	Baa3	248,037
		TOTAL OIL AND GAS EXTRACTION				935,214

OTHER MORTGAGE BACKED SECURITIES - 2.52%
454,225		Banc of America Mortgage Securities Series
		2006-1 (Class A8)	6.000	05/01/36	Aaa	455,975
455,705		First Horizon Asset Securities, Inc Series
		2003-9 (Class 1A4)	5.500	11/25/33	Aaa	454,290
2,000,000		LB-UBS Commercial Mortgage Trust Series
		2005-C3 (Class A2)	4.553	07/15/30	Aaa	1,961,258
1,000,000		Morgan Stanley Capital I Series 2005-HQ5
		(Class A2)	4.809	01/14/42	NR	988,512
939,822		Residential Asset Securitization Trust Series
		2006-A6 (Class 2A6)	6.000	07/25/36	Aaa	945,030
		TOTAL OTHER MORTGAGE BACKED SECURITIES				4,805,065

PIPELINES, EXCEPT NATURAL GAS - 1.67%
750,000		Enbridge Energy Partners LP	4.000	01/15/09	Baa2	726,854
1,000,000		Enterprise Products Operating LP	4.000	10/15/07	Baa3	987,767
500,000		Enterprise Products Operating LP	4.950	06/01/10	Baa3	490,727
500,000		Plains All American Pipeline LP	4.750	08/15/09	Baa3	489,538
500,000		Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	492,938
		TOTAL PIPELINES, EXCEPT NATURAL GAS				3,187,824

PRINTING AND PUBLISHING - 0.50%
1,000,000		RR Donnelley & Sons Co	3.750	04/01/09	Baa2	962,596
		TOTAL PRINTING AND PUBLISHING				962,596

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
RAILROAD TRANSPORTATION - 0.31%
$ 87,000		Norfolk Southern Corp	7.350	05/15/07	Baa1	$87,603
500,000		Union Pacific Corp	5.750	10/15/07	Baa2	500,271
		TOTAL RAILROAD TRANSPORTATION				587,874

SECURITY AND COMMODITY BROKERS - 1.95%
500,000		Bear Stearns Cos, Inc	5.700	01/15/07	A1	500,024
500,000		Franklin Resources, Inc	3.700	04/15/08	A2	490,008
500,000		Goldman Sachs Group, Inc	6.600	01/15/12	Aa3	528,586
1,000,000		Merrill Lynch & Co, Inc	4.125	09/10/09	Aa3	972,575
500,000		Morgan Stanley	5.800	04/01/07	Aa3	500,332
750,000		Morgan Stanley	3.625	04/01/08	Aa3	734,953
		TOTAL SECURITY AND COMMODITY BROKERS				3,726,478

TRANSPORTATION BY AIR - 0.11%
200,000		FedEx Corp	5.500	08/15/09	Baa2	200,140
		TOTAL TRANSPORTATION BY AIR				200,140

TRANSPORTATION EQUIPMENT - 1.03%
500,000		Boeing Capital Corp	5.750	02/15/07	A2	500,370
500,000		DaimlerChrysler NA Holding Corp	5.875	03/15/11	Baa1	502,221
1,000,000		General Dynamics Corp	3.000	05/15/08	A2	969,905
		TOTAL TRANSPORTATION EQUIPMENT				1,972,496

		TOTAL CORPORATE BONDS				87,242,301
		(Cost $87,770,900)

GOVERNMENT BONDS - 50.85%

AGENCY SECURITIES - 23.52%
750,000		Federal Farm Credit Bank (FFCB)	3.375	07/15/08	Aaa	731,559
750,000		Federal Farm Credit Bank (FFCB)	4.125	04/15/09	Aaa	736,569
4,000,000		Federal Farm Credit Bank (FFCB)	5.375	07/18/11	Aaa	4,068,404
2,000,000		Federal Home Loan Bank (FHLB)	5.375	08/19/11	Aaa	2,034,100
2,750,000		Federal Home Loan Mortgage Corp (FHLMC)	4.375	11/16/07	Aaa	2,729,826
500,000		Federal Home Loan Mortgage Corp (FHLMC)	3.750	02/27/09	Aaa	485,551
3,700,000		Federal Home Loan Mortgage Corp (FHLMC)	4.750	11/03/09	Aaa	3,682,056
5,200,000		Federal Home Loan Mortgage Corp (FHLMC)	7.000	03/15/10	Aaa	5,512,761
750,000		Federal Home Loan Mortgage Corp (FHLMC)	5.250	07/18/11	Aaa	758,905
2,000,000		Federal National Mortgage Association
		(FNMA)	5.000	09/15/08	Aaa	1,998,872
3,000,000	d	Federal National Mortgage Association
		(FNMA)	5.375	08/15/09	Aaa	3,032,775
1,000,000		Federal National Mortgage Association
		(FNMA)	4.625	12/15/09	Aaa	991,757
8,900,000		Federal National Mortgage Association
		(FNMA)	7.125	06/15/10	Aaa	9,510,696
3,500,000		Federal National Mortgage Association
		(FNMA)	6.250	02/01/11	Aa2	3,649,773
5,000,000		Private Export Funding Corp	4.900	12/15/11	Aaa	4,982,350
		TOTAL AGENCY SECURITIES				44,905,954

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
FOREIGN GOVERNMENT BONDS - 2.84%
$ 250,000		Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	$248,275
800,000		Eksportfinans A/S	5.125	10/26/11	Aaa	803,435
1,000,000		Federal Republic of Germany	3.875	06/01/10	Aaa	970,487
1,000,000		International Finance Corp	5.125	05/02/11	Aaa	1,008,060
1,250,000		Kreditanstalt fuer Wiederaufbau	5.250	05/19/09	Aaa	1,257,765
150,000		Landwirtschaftliche Rentenbank	5.250	07/15/11	Aaa	151,718
1,000,000		Province of Manitoba Canada	4.450	04/12/10	Aa1	983,721
		TOTAL FOREIGN GOVERNMENT BONDS				5,423,461

MORTGAGE BACKED SECURITIES - 2.44%
808,683		Federal Home Loan Mortgage Corp (FHLMC)	5.125	10/15/15		800,508
241,134		Federal Home Loan Mortgage Corp (FHLMC)	6.000	12/15/30		242,149
144,994		Federal Home Loan Mortgage Corp Gold
		(FGLMC)	6.000	12/01/17		147,062
638,159		Federal Home Loan Mortgage Corp Gold
		(FGLMC)	5.500	01/01/19		638,967
559,034		Federal Home Loan Mortgage Corp Gold
		(FGLMC)	5.500	01/01/19		559,742
554,215		Federal National Mortgage Association
		(FNMA)	6.143	02/01/08		554,045
858,726		Federal National Mortgage Association
		(FNMA)	6.366	12/01/08		858,925
124,209		Federal National Mortgage Association
		(FNMA)	5.000	06/01/13		123,650
524,106		Federal National Mortgage Association
		(FNMA)	5.000	02/25/35		515,549
203,868	i	Government National Mortgage Association
		(GNMA)	6.235	06/16/21		205,558
		TOTAL MORTGAGE BACKED SECURITIES				4,646,155

MUNICIPAL BONDS - 0.53%
1,000,000		Grand Prairie Sports Facilities	7.130	09/15/18	Aaa	1,013,010
		TOTAL MUNICIPAL BONDS				1,013,010

U.S. TREASURY SECURITIES - 21.52%
307,675	k	United States Treasury Inflation Indexed Bonds	3.875	01/15/09		316,207
9,950,000		United States Treasury Note	4.375	12/31/07		9,888,210
500,000		United States Treasury Note	4.875	04/30/08		499,575
750,000		United States Treasury Note	4.625	09/30/08		747,270
4,000,000		United States Treasury Note	4.875	10/31/08		4,002,280
5,000,000		United States Treasury Note	4.875	05/15/09		5,011,550
1,000,000		United States Treasury Note	4.625	11/15/09		996,950
13,160,000		United States Treasury Note	4.500	09/30/11		13,045,772
6,600,000		United States Treasury Note	4.625	10/31/11		6,577,230
		TOTAL U.S. TREASURY SECURITIES				41,085,044

		TOTAL GOVERNMENT BONDS				97,073,624
		(Cost $97,545,861)

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
		TOTAL BONDS			$184,315,925
		(Cost $185,316,761)

SHORT-TERM INVESTMENTS - 2.03%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 2.03%
$ 3,870,000		Federal Home Loan Bank (FHLB)	4.800	01/02/07	3,867,915
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			3,867,915
		TOTAL SHORT-TERM INVESTMENTS			3,867,915
		(Cost $3,869,484)

		TOTAL PORTFOLIO - 98.58%			188,183,840
		(Cost $189,186,245)

		OTHER ASSETS & LIABILITIES, NET - 1.42%			2,713,478

		NET ASSETS - 100.00%			$190,897,318

	+	As provided by Moody's Investors Service (unaudited).
	d	All or a portion of these securities have been segregated by the custodian to cover securities purchased
		on a delayed delivery basis.
	g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions
		exempt from registration to qualified institutional buyers.
		At December 31, 2006, the value of these securities amounted to $5,295,594 or 2.77% of net assets.
	i	Floating rate or variable rate securities reflects the rate at December 31, 2006.
	k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer
		Price Index.
	v	Security valued at fair value.

		ABBREVIATION:
		NR - Not Rated

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

TIAA-CREF MUTUAL FUNDS
TAX-EXEMPT BOND FUND
STATEMENT OF INVESTMENTS
December 31, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

LONG -TERM MUNICIPAL BONDS - 98.72%
ALABAMA - 1.46%
$ 440,000	a	Birmingham Industrial Water Board, ETM	6.000%	07/01/2007	NR	$445,465
2,300,000		Courtland IDB, International Paper Project, Series 2003A	5.000	11/01/2013	Baa3	2,412,240
		TOTAL ALABAMA				2,857,705

ARIZONA - 3.70%
1,000,000		Arizona Health Facilities Authority	6.375	12/01/2037	NR	1,146,520
700,000		Arizona State Transportation Board, Grant Anticipation Note	5.000	07/01/2014	Aa3	756,210
1,535,000		Arizona Water Infrastructure Finance Authority, Water Quality	5.000	10/01/2016	Aaa	1,686,335
2,045,000		Greater Arizona Development Authority	5.000	08/01/2014	Aaa	2,217,762
1,310,000		Tucson AZ, COP	5.250	07/01/2014	Aaa	1,436,533
		TOTAL ARIZONA				7,243,360
ARKANSAS - 3.08%
1,260,000		Arkansas Development Finance Authority	5.000	11/01/2014	NR	1,364,114
1,600,000		Arkansas Development Finance Authority, Waste Water
		Revenue, Series 2001-A	5.500	12/01/2018	NR	1,822,288
345,000		Arkansas Housing Development Agency, ETM	8.375	07/01/2010	NR	372,807
1,000,000		Fayetteville	5.000	11/01/2016	NR	1,098,440
340,000	a	Jefferson County Health Care & Residential Facilities
		Board, ETM	7.250	12/01/2010	NR	375,799
865,000		North Little Rock	6.500	07/01/2015	Aaa	992,293
		TOTAL ARKANSAS				6,025,741

CALIFORNIA - 0.85%
1,485,000	d	California State Department of Water Resources	5.500	05/01/2012	A1	1,613,037
45,000	*	Delta Counties Home Mortgage Finance Authority, AMT	6.700	06/01/2024	Aaa	46,034
		TOTAL CALIFORNIA				1,659,071

CONNECTICUT - 0.76%
1,240,000		Connecticut Municipal Electric Energy Cooperative, ETM	7.000	01/01/2015	Aaa	1,495,452
		TOTAL CONNECTICUT				1,495,452

DISTRICT OF COLUMBIA - 0.17%
300,000		District of Columbia, Hospital Revenue Midlantic, ETM	6.000	08/15/2010	Aaa	323,442
		TOTAL DISTRICT OF COLUMBIA				323,442

FLORIDA - 6.02%
1,885,000		Broward County School Board, COP	5.250	07/01/2016	Aaa	2,078,967
1,500,000		Broward County School Board, COP	5.250	07/01/2015	Aaa	1,645,185
1,600,000	*	First Florida Governmental Financing Commission, Series
		2001B	5.500	07/01/2015	Aaa	1,792,144
725,000		Florida State Board of Education, Lottery Revenue	5.000	07/01/2018	Aaa	776,416
2,000,000		Lake County School Board, COP	5.250	06/01/2017	Aaa	2,225,480
1,925,000		Lake County School Board, COP	5.250	06/01/2018	Aaa	2,145,490
1,000,000		Pinellas County Health Facility Authority, Baycare	5.500	11/15/2033	Aa3	1,097,030
		TOTAL FLORIDA				11,760,712

GEORGIA - 1.16%
1,015,000		Atlanta, GA, Water & Wastewater, Series 1999-A	5.500	11/01/2014	Aaa	1,128,619
1,055,000		Georgia State GO	5.000	07/01/2013	Aaa	1,136,657
		TOTAL GEORGIA				2,265,276

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
ILLINOIS - 3.42%
$ 855,000		Chicago Metropolitan Water Reclamation District-Greater
		Chicago, ETM	7.000	01/01/2011	Aaa	$929,872
1,000,000		Chicago Public Building Commission Building	5.000	03/01/2015	Aaa	1,086,380
740,000		Cook County Community Consolidated School District No
		64	5.500	12/01/2014	Aaa	827,351
1,040,000		Kendall-Grundy Etc Counties High School District No 308	5.000	10/01/2014	Aaa	1,125,862
1,020,000		Madison County Community Unit School District No 7-
		Edwardsville, ETM	5.850	02/01/2013	Aaa	1,111,973
1,460,000		Metropolitan Pier & Exposition Authority	5.375	06/01/2013	Aaa	1,600,087
		TOTAL ILLINOIS				6,681,525

INDIANA - 5.53%
1,365,000		Anderson School Building Corp, 1st Mtge, ETM	5.250	07/15/2014	Aaa	1,477,312
1,340,000		Benton School Improvement Building Corp	5.000	07/15/2015	NR	1,457,223
1,200,000		Center Grove School Building Corp	5.000	07/15/2014	Aaa	1,296,792
1,090,000	h	Elkhart County	5.000	06/01/2016	NR	1,180,950
1,000,000		Griffith Multi-School Building Corp	5.000	07/15/2015	Aaa	1,087,480
2,000,000		New Albany Floyd County School Building Corp, 1st Mtge	5.000	07/15/2015	NR	2,174,960
2,000,000		South Madison Elementary School Building Corp, 1st Mtge	5.000	07/15/2015	Aaa	2,144,480
		TOTAL INDIANA				10,819,197

KENTUCKY - 0.96%
1,775,000	a	Kentucky Turnpike Authority, Toll Revenue, ETM	6.000	07/01/2011	Aaa	1,869,288
		TOTAL KENTUCKY				1,869,288

LOUISIANA - 1.61%
2,235,000		Desoto Parish, Pollution Control Revenue, International
		Paper, Series 2002A	5.000	10/01/2012	Baa3	2,329,876
250,000		Louisiana State GO	5.000	07/15/2015	Aaa	270,922
500,000		Louisiana State GO	5.000	05/01/2016	Aaa	544,255
		TOTAL LOUISIANA				3,145,053

MARYLAND - 1.59%
1,550,000		Maryland State GO	5.500	08/01/2012	Aaa	1,698,335
1,280,000		Maryland State GO	5.000	03/01/2016	Aaa	1,408,205
		TOTAL MARYLAND				3,106,540

MASSACHUSETTS - 1.12%
2,000,000		Massachusetts St Water Pollution Abatement	5.000	08/01/2016	Aaa	2,191,080
		TOTAL MASSACHUSETTS				2,191,080

MICHIGAN - 5.47%
2,020,000		Ann Arbor School District	5.000	05/01/2015	Aaa	2,196,023
1,710,000		Bedford Public School District	5.000	05/01/2014	Aaa	1,846,851
1,705,000		Caledonia Community Schools	5.000	05/01/2015	Aaa	1,853,574
1,000,000		Detroit Water Supply System	5.000	07/01/2014	Aaa	1,081,660
800,000		Forest Hills Public Schools	5.000	05/01/2015	Aaa	869,712
1,750,000		L'Anse Creuse Public Schools	5.000	05/01/2015	Aaa	1,902,495
850,000		New Haven Community Schools	5.250	05/01/2016	Aaa	945,259
		TOTAL MICHIGAN				10,695,574

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
MINNESOTA - 0.19%
$ 330,000		Western Minnesota Municipal Power Agency, ETM	6.375	01/01/2016	Aaa	$363,356
		TOTAL MINNESOTA				363,356

MISSISSIPPI - 0.75%
1,120,000	a	Harrison County Wastewater Management District, ETM	5.000	02/01/2015	Baa1	1,200,315
250,000		Mississippi Development Bank Special Obligation, Biloxi	5.000	11/01/2018	Aaa	267,690
		TOTAL MISSISSIPPI				1,468,005

MISSOURI - 1.80%
1,575,000		Missouri Environmental Improvement & Energy Resources
		Authority	5.500	07/01/2012	Aaa	1,718,813
1,250,000		Missouri Health & Educational Facilities Authority, BJC
		Health Project, ETM	6.750	05/15/2013	Aaa	1,462,800
300,000		Missouri State Board of Public Buildings	5.000	10/01/2016	Aa1	329,577
		TOTAL MISSOURI				3,511,190

NEVADA - 0.41%
		Clark County, NV, Pollution Control Revenue Nevada
800,000		Power Project	5.300	10/01/2011	NR	803,184
		TOTAL NEVADA				803,184

NEW JERSEY - 6.67%
4,010,000		Garden State Preservation Trust, Series 2005-C	5.125	11/01/2018	Aaa	4,503,952
		New Jersey Economic Development Authority, School
2,450,000		Facilities Construction	5.250	09/01/2014	Aaa	2,689,120
350,000		New Jersey State GO	5.500	07/15/2016	Aaa	397,197
10,000		New Jersey State Turnpike Authority	6.500	01/01/2016	A3	11,665
835,000		New Jersey State Turnpike Authority	6.500	01/01/2016	Aaa	965,970
90,000		New Jersey State Turnpike Authority	6.500	01/01/2016	A3	104,988
55,000		New Jersey State Turnpike Authority	6.500	01/01/2016	Aaa	64,159
1,385,000		New Jersey State Turnpike Authority, ETM	5.700	05/01/2013	Aaa	1,457,339
500,000		New Jersey Transportation Trust Fund Authority	5.500	12/15/2015	Aaa	563,544
2,000,000		New Jersey Transportation Trust Fund Authority, ETM	5.750	12/15/2014	Aaa	2,278,560
		TOTAL NEW JERSEY				13,036,494

NEW MEXICO - 0.24%
280,000		Dona Ana County, NM, County Administrative Facilities
		Project, Series 2004A	5.500	12/01/2017	NR	306,832
150,000	a	New Mexico Mortgage Finance Authority, ETM	6.000	07/01/2010	Aaa	161,610
		TOTAL NEW MEXICO				468,442

NEW YORK - 14.12%
350,000		Dutchess County Resource Recovery Agency, AMT	5.000	01/01/2010	Aaa	356,290
2,000,000		Long Island Power Authority	5.250	12/01/2014	A3	2,193,560
2,100,000	d	Metropolitan Transportation Authority	5.500	11/15/2013	Aaa	2,328,522
2,050,000		Metropolitan Transportation Authority, Dedicated Tax	5.500	11/15/2016	Aaa	2,336,160
2,650,000		Metropolitan Transportation Authority, Service Contract	5.500	07/01/2016	A1	2,958,831
1,500,000		Metropolitan Transportation Authority, Service Contract	5.750	01/01/2018	Aaa	1,749,060
500,000		New York State Dormitory Authority	4.050	02/15/2016	NR	502,255
2,500,000		New York State Dormitory Authority	5.500	05/15/2017	Aaa	2,851,950
1,825,000		New York State Environmental Facilities Corp	5.000	03/15/2014	NR	1,965,251
2,800,000		New York State Environmental Facilities Corp	5.250	06/15/2018	Aaa	3,028,060
1,830,000		New York State Thruway Authority, Service Contract	5.500	04/01/2012	A1	1,988,258
5,000,000		Tobacco Settlement Financing Authority, Series 2003 B-1C	5.500	06/01/2016	A1	5,348,100
		TOTAL NEW YORK				27,606,297

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
NORTH CAROLINA - 0.17%
$ 40,000		North Carolina Municipal Power Agency No 1 Catawba	6.000	01/01/2011	Aaa	$43,354
250,000		North Carolina Municipal Power Agency No 1 Catawba	5.500	01/01/2015	Aaa	279,603
		TOTAL CAROLINA				322,957

OHIO - 3.31%
1,800,000		Akron Sewer System Revenue	5.000	12/01/2017	Aaa	1,981,224
1,820,000		Cincinnati City School District GO	5.000	12/01/2016	Aaa	1,997,286
200,000		Dayton Senior Facilities Revenue, Emery Air	6.050	10/01/2009	NR	212,188
75,000		Ohio State Water Development Authority, ETM	6.000	12/01/2016	Aaa	83,600
1,000,000		Olentangy Local School District	5.500	12/01/2019	Aaa	1,110,880
1,000,000		State of Ohio	5.000	11/01/2016	Aa1	1,095,000
		TOTAL OHIO				6,480,178

OKLAHOMA - 0.24%
440,000	a,d	Tulsa County Home Finance Authority, ETM	6.900	08/01/2010	Aaa	463,984
		TOTAL OKLAHOMA				463,984

OREGON - 0.98%
		Oregon State Department of Administrative Services,
1,795,000		Lottery Revenue	5.000	04/01/2013	Aaa	1,922,858
		TOTAL OREGON				1,922,858

PENNSYLVANIA - 6.12%
1,845,000		Carbon County Hospital Authority	5.400	11/15/2014	Aaa	1,985,423
2,220,000	d	Carbon County IDA, Panter Creek	6.650	05/01/2010	NR	2,305,448
1,000,000		Commonwealth of Pennsylvania	5.000	01/01/2016	Aa2	1,090,670
975,000		Pennsylvania Economic Development Financing Authority,
		AMT, Amtrak	6.000	11/01/2008	A3	1,004,074
1,030,000		Pennsylvania Economic Development Financing Authority,
		AMT, Amtrak	6.000	11/01/2009	A3	1,072,704
130,000		Pennsylvania Economic Development Financing Authority,
		AMT, Amtrak	6.250	11/01/2031	A3	140,552
120,000		Pennsylvania Economic Development Financing Authority,
		AMT, Amtrak	6.375	11/01/2041	A3	130,226
1,250,000		Pennsylvania Economic Development Financing Authority,
		AMT, Amtrak	6.500	11/01/2016	A3	1,364,163
235,000		Pennsylvania Economic Development Financing Authority,
		Fayetle Thermal	5.250	12/01/2016	NR	245,620
600,000		Philadelphia Water & Wastewater Revenue	5.000	07/01/2015	Aaa	653,202
510,000		Pittsburgh GO	5.000	09/01/2013	Aaa	545,369
1,230,000	a	Pittsburgh Water & Wastewater, ETM	6.000	09/01/2016	Aaa	1,422,876
		TOTAL PENNSYLVANIA				11,960,327

PUERTO RICO - 6.98%
560,000		Puerto Rico Commonwealth GO	5.000	07/01/2013	Baa3	593,706
2,645,000		Puerto Rico Commonwealth GO	5.000	07/01/2012	Baa3	2,784,894
1,200,000		Puerto Rico Commonwealth GO	5.250	07/01/2012	Baa3	1,278,168
1,000,000		Puerto Rico Commonwealth GO	5.250	07/01/2016	Baa3	1,097,920
1,270,000		Puerto Rico Commonwealth GO, Mandatory Put 07/01/12	5.000	07/01/2030	Baa3	1,335,253
1,000,000		Puerto Rico Government Development Bank	5.000	12/01/2016	Baa3	1,076,870
2,300,000		Puerto Rico Highway & Transportation Authority, Series
		2005A	5.000	07/01/2014	Baa3	2,450,673
1,000,000		Puerto Rico Public Buildings Authority	5.500	07/01/2013	Baa3	1,088,590

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

			MATURITY
PRINCIPAL	ISSUER	RATE	DATE	RATING+	VALUE
$ 1,800,000	Puerto Rico Public Finance Corp	5.750	08/01/2027	Ba1	$1,943,334
	TOTAL PUERTO RICO				13,649,408

RHODE ISLAND - 0.53%
950,000	Rhode Island State & Providence Plantations, COP	5.250	10/01/2014	Aaa	1,045,599
	TOTAL RHODE ISLAND				1,045,599

SOUTH CAROLINA - 1.94%
150,000	Georgetown County	5.700	04/01/2014	Baa3	163,523
800,000	Georgetown County School District GO	5.000	03/01/2017	Aaa	855,384
585,000	Greenville County, COP, Greenville Technical College	5.000	04/01/2017	Aaa	605,931
2,000,000	Scago Educational Facilities Corp for Colleton School
	District	5.000	12/01/2016	Aaa	2,177,580
	TOTAL SOUTH CAROLINA				3,802,418

TENNESSEE - 2.71%
1,000,000	City of Memphis	5.000	10/01/2015	Aaa	1,090,820
890,000	Memphis-Shelby County Airport Authority, Federal Express
	Project	5.000	09/01/2009	Baa2	914,226
535,000	Shelby County Health Educational & Housing Facilities
	Board, ETM	5.500	08/15/2019	Aaa	599,895
2,500,000	Tennessee Energy Acquisition Corp	5.000	09/01/2016	Aa3	2,694,375
	TOTAL TENNESSEE				5,299,316

TEXAS - 8.37%
440,000	Brazos River Authority, Houston Industries Project, Series
	1998-A	5.125	05/01/2019	Aaa	455,638
	Brazos River Authority, Houston Industries Project, Series
3,520,000	1998-D	4.900	10/01/2015	Aaa	3,800,086
1,390,000	Corpus Christi, Utility System Revenue, Series 2005-A	5.000	07/15/2015	Aaa	1,508,428
400,000	Cypress-Fairbanks Independent School District	5.000	02/15/2016	Aaa	435,380
2,575,000	Dallas, Water & Sewer System Revenue	5.375	10/01/2013	Aaa	2,820,475
1,000,000	Guadalupe-Blanco River Authority, Western Canyon Water	5.250	04/15/2019	Aaa	1,076,230
1,035,000	Harris County Flood Control District GO	5.000	10/01/2014	Aa1	1,117,562
345,000	Houston Air System, ETM	5.800	07/01/2010	Aaa	357,223
1,425,000	Houston Utility System Revenue	5.000	11/15/2014	Aaa	1,541,237
1,405,000	Lower Colorado River Authority	5.000	05/15/2017	Aaa	1,494,555
785,000	Lower Colorado River Authority, ETM	6.000	01/01/2017	Aaa	929,620
765,000	Texas Public Building Authority, ETM	7.125	08/01/2011	Aaa	837,591
	TOTAL TEXAS				16,374,025

VIRGINIA - 0.88%
1,700,000	Hopewell GO	5.000	07/15/2009	A2	1,728,458
	TOTAL VIRGINIA				1,728,458

WASHINGTON - 3.41%
125,000	Cowlitz County Public Utility District No 1	5.000	09/01/2011	Aaa	131,780
75,000	Cowlitz County Public Utility District No 1, ETM	5.000	09/01/2011	Aaa	79,265
1,540,000	Kings County School District No 401	5.125	12/01/2020	Aaa	1,631,907
1,050,000	Port of Seattle	5.000	03/01/2015	Aaa	1,136,090
2,925,000	Port of Seattle	5.500	09/01/2017	Aaa	3,327,041
350,000	Washington Public Power Supply System Project #1, Series
	98-A	5.000	07/01/2013	Aaa	363,276
	TOTAL WASHINGTON				6,669,359

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
WISCONSIN - 2.00%
$ 3,500,000		Wisconsin GO	5.250	05/01/2015	Aaa	$3,869,635
40,000		State of Wisconsin	6.875	06/01/2011	Aa2	43,744
		TOTAL WISCONSIN				3,913,379

		TOTAL LONG-TERM MUNICIPAL BONDS
		(Cost $190,951,531)				193,028,250

SHORT-TERM MUNICIPAL BONDS - 0.46%
NEW YORK - 0.31%
470,000	*	New York City Municipal Water Finance Authority, Series
		2003-F2	3.970	06/15/2035	Aa2/VMIG1	470,000
150,000	*	New York City Transitional Finance Authority	3.970	08/01/2031	VMAAA/A-1+I	150,000
		TOTAL NEW YORK				620,000

WYOMING - 0.15%
290,000	*	Lincoln County WY	3.940	11/01/2014	Aaa/P-1	290,000
		TOTAL WYOMING				290,000

		TOTAL SHORT-TERM MUNICIPAL BONDS
		(Cost $910,000)				910,000

		TOTAL PORTFOLIO - 99.18%
		(Cost $191,861,531)				193,938,250

		OTHER ASSETS AND LIABILITIES, NET - 0.82%				1,598,495

		NET ASSETS - 100.00%				$195,536,745

	+	As provided by Moody's Investors Service (unaudited)
	*	Variable rate demand note (VRDN)
	a	The Fund has been informed that each issuer has placed direct
		obligations of the U.S. Government in an irrevocable trust, solely
		for the payment of principal and interest.
	d	All or a portion of these securities have been segregated by the custodian to cover securities purchased
		on a delayed delivery basis.
	h	These securities were purchased on a delayed delivery basis.

		ABBREVIATION:
		AMT - Alternative Minimum Tax
		COP - Certificate of Participation
		ETM - Escrowed to Maturity
		GO - General Obligation
		Mtge - Mortgage
		NR - Not Rated

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

TIAA-CREF MUTUAL FUNDS
BOND PLUS FUND
STATEMENT OF INVESTMENTS
December 31, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

BONDS - 97.68%
CORPORATE BONDS - 48.46%

ASSET BACKED - 14.14%
$ 200,171	g, i	AQ Finance NIM Trust Series 2004-RN2	5.550%	04/25/09	Aaa	$200,141
76,724	g, i, v	AQ Finance NIM Trust Series 2004-RN3	5.530	05/25/09	Aaa	76,724
2,472,205		Centex Home Equity Series 2002-A (Class F6)	5.540	01/25/32	Aaa	2,463,582
505,000	i	Centex Home Equity Series 2004-C (Class F5)	5.980	06/25/34	Aaa	506,885
1,000,000	i	Chase Funding Mortgage Loan Asset-Backed
		Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	968,874
1,000,000	i	Chase Funding Mortgage Loan Asset-Backed
		Certificates Series 2004-2 (Class 1M1)	5.700	02/25/34	Aa2	994,272
1,000,000		CIT Equipment Collateral Series 2005-VT1
		(Class A4)	4.360	11/20/12	Aaa	988,760
586,623	i	CIT Group Home Equity Loan Trust Series
		2002-2 (Class BF)	6.830	06/25/33	Ba1	548,638
434,221	i	CIT Group Home Equity Loan Trust Series
		2002-2 (Class MF2)	6.390	12/25/30	A3	432,130
3,000,000	i	Citicorp Mortgage Securities, Inc Series 2006-1
		(Class A3)	5.706	07/25/36	Aaa	3,005,124
1,700,000		Citicorp Mortgage Securities, Inc Series 2006-2
		(Class A3)	5.563	09/25/36	Aaa	1,697,528
255,267	i	Countrywide Home Equity Loan Trust Series
		2004-B (Class 1A)	5.570	02/15/29	Aaa	255,433
266,026		Detroit Edison Securitization Funding LLC
		Series 2001-1 (Class A3)	5.875	03/01/10	Aaa	266,911
2,000,000		GMAC Mortgage Corporation Loan Trust
		2006-HLTV A3	5.590	03/01/30	Aaa	1,999,216
2,000,000		GMAC Mortgage Corporation Loan Trust
		2006-HLTV A4	5.810	03/01/36	Aaa	2,005,582
1,206,849	g, i	Golden Securities Corp Series 2003-A (Class 1)	5.626	12/02/13	Aaa	1,202,568
4,000,000	g	Hertz Vehicle Financing LLC Series 2005-1A
		(Class A3)	5.010	02/25/11	Aaa	3,976,100
500,000		Household Automotive Trust Series 2006-2
		(Class A3)	5.610	08/17/11	Aaa	503,910
2,500,000		Household Automotive Trust Series 2006-3
		(Class A4)	5.340	09/17/13	Aaa	2,518,895
1,400,000	v	Household Home Equity Loan Trust Series
		2006-4 (Class A1F)	5.790	03/20/36	Aaa	1,398,271
2,000,000	i	IXIS Real Estate Capital Trust Series
		2006-HE1 (Class A2)	5.490	03/25/36	Aaa	2,000,930

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 688,492	g	Long Beach Asset Holdings Corp Series 2006-4
		(Class N1)	5.877	06/25/46	NR	$687,195
1,250,865	g,v	Long Beach Asset Holdings Corp Series 2006-6
		(Class N1)	6.072	09/25/46	NR	1,225,849
1,531,805	g	Marriott Vacation Club Owner Trust Series
		2006-1A (Class A)	5.737	04/20/28	Aaa	1,550,042
1,872,959	g	Marriott Vacation Club Owner Trust Series
		2006-2A (Class A)	5.362	10/20/28	Aaa	1,871,907
815,566	g,v	New York City Tax Lien Series 2006-AA
		(Class A)	5.930	07/01/36	Aaa	820,027
1,000,000		Peco Energy Transition Trust Series 1999-A
		(Class A7)	6.130	03/01/09	Aaa	1,008,403
401,433		Public Service New Hampshire Funding LLC
		Series 2001-1 (Class A2)	5.730	11/01/10	Aaa	403,350
500,000	i	Renaissance Home Equity Loan Trust Series
		2006-3 (Class AF3)	5.586	11/25/36	Aaa	499,611
5,000,000	i	Residential Asset Mortgage Products, Inc
		Series 2004-RS11 (Class M1)	5.970	11/25/34	Aa1	5,036,045
644,906		Residential Asset Securities Corp Series
		2001-KS2 (Class AI6)	6.489	10/25/30	Aaa	644,656
6,000,000		Residential Funding Mortgage Securities II,
		Inc Series 2006-H12 (Class A3)	5.790	02/25/36	Aaa	6,024,252
500,000	i	Residential Funding Mortgage Securities II,
		Inc Series 2006-HI1 (Class M1)	6.010	02/25/36	Aa1	503,216
1,500,000	i	Residential Funding Mortgage Securities II,
		Inc Series 2006-HI1 (Class M2)	6.060	02/25/36	Aa2	1,507,067
1,000,000		Residential Funding Mortgage Securities II,
		Inc Series 2006-HI3 (Class A3)	5.960	02/25/36	Aaa	1,007,702
3,528,000		Residential Funding Mortgage Securities II,
		Inc Series 2006-HI4 (Class A3)	5.440	09/25/36	Aaa	3,509,457
3,000,000	i	Residential Funding Mortgage Securities II,
		Inc Series 2006-HSA2 (Class AI3)	5.550	03/25/36	Aaa	2,996,775
500,000	i	Saxon Asset Securities Trust Series 2002-2
		(Class AF6)	5.620	11/25/30	Aaa	498,192
2,946,476	g,v	Sierra Receivables Funding Co Series
		2006-1A (Class A1)	5.840	05/20/18	Aaa	2,971,362
4,000,000	g,v	Sonic Capital LLC Series 2006-1A (Class A2)	5.096	12/20/31	Aaa	3,966,094
2,000,000	g,v	Wachovia Amortization Controlled Heloc
		Series 2006-N1 (Class N1)	5.683	08/12/47	A3	1,987,188
533,360	g, i	Wachovia Loan Trust Series 2005-SD1 (Class)	5.710	05/25/35	NR	533,704
		TOTAL ASSET BACKED				67,262,568

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.16%
500,000		Home Depot, Inc	5.400	03/01/16	Aa3	488,867
250,000		Lowe's Cos, Inc	8.250	06/01/10	A1	271,927
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				760,794

CHEMICALS AND ALLIED PRODUCTS - 0.57%
500,000		Abbott Laboratories	5.600	05/15/11	A1	507,077
500,000		Chemtura Corp	6.875	06/01/16	Ba1	481,250
500,000		Lubrizol Corp	4.625	10/01/09	Baa3	490,158

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 500,000		Lubrizol Corp	5.500	10/01/14	Baa3	$487,525
750,000		Procter & Gamble Co	4.950	08/15/14	Aa3	733,016
		TOTAL CHEMICALS AND ALLIED PRODUCTS				2,699,026

COMMUNICATIONS - 2.63%
500,000	g	COX Communications, Inc.	5.875	12/01/16	Baa3	496,454
250,000		America Movil S.A. de C.V.	6.375	03/01/35	A3	242,523
500,000		AT&T, Inc	5.100	09/15/14	A2	485,877
250,000		AT&T, Inc	6.150	09/15/34	A2	245,423
750,000		Comcast Cable Communications Holdings, Inc.	8.375	03/15/13	Baa2	854,192
250,000		Comcast Corp	5.650	06/15/35	Baa2	226,190
1,000,000		Comcast Corp	5.875	02/15/18	Baa2	987,262
500,000		Comcast Corp	6.500	11/15/35	Baa2	502,585
250,000		Deutsche Telekom International Finance BV	8.250	06/15/30	A3	306,837
250,000		France Telecom S.A.	7.750	03/01/11	A3	272,294
250,000		Gray Television, Inc	9.250	12/15/11	B1	261,563
250,000		New Cingular Wireless Services, Inc	7.875	03/01/11	Baa1	273,058
250,000		New Cingular Wireless Services, Inc	8.750	03/01/31	Baa1	323,984
500,000		Rogers Cable, Inc	6.750	03/15/15	Ba2	515,168
500,000		Rogers Wireless, Inc	7.500	03/15/15	Ba2	542,500
1,750,000		Sprint Capital Corp	8.375	03/15/12	Baa3	1,946,909
500,000		Sprint Nextel Corp	6.000	12/01/16	Baa3	487,777
250,000		Telecom Italia Capital S.A.	5.250	11/15/13	Baa2	238,544
250,000		Verizon Global Funding Corp	5.850	09/15/35	A3	238,966
250,000		Verizon Global Funding Corp	7.375	09/01/12	A3	273,494
2,000,000		Verizon New Jersey, Inc	5.875	01/17/12	A3	2,012,115
250,000		Verizon Virginia, Inc	4.625	03/15/13	Baa1	233,070
250,000		Viacom Inc	5.750	04/30/11	Baa3	249,960
300,000		Viacom Inc	6.875	04/30/36	Baa3	296,807
		TOTAL COMMUNICATIONS				12,513,552

DEPOSITORY INSTITUTIONS - 3.44%
250,000		Bank of America Corp	5.625	10/14/16	A1	254,327
250,000		Bank of America Corp	5.750	08/15/16	Aa3	255,273
250,000		Bank of America Corp	6.250	04/15/12	Aa2	261,369
1,000,000		Bank of America Corp	6.000	10/15/36	Aa2	1,029,641
500,000		Bank One Corp	5.250	01/30/13	A1	496,535
1,000,000		Bank One NA	5.500	03/26/07	Aa2	1,000,078
500,000	g, i	BOI Capital Funding No. 2 Lp	5.571	12/30/49	A2	488,308
250,000		Capital One Bank	5.125	02/15/14	A3	245,613
1,000,000		Citigroup, Inc	5.125	02/14/11	Aa1	997,489
500,000		Citigroup, Inc	5.125	05/05/14	Aa1	493,974
500,000		Citigroup, Inc	5.850	12/11/34	Aa1	508,325
250,000		Eksportfinans	5.125	10/26/11	Aaa	251,073
250,000		Golden West Financial Corp	4.750	10/01/12	Aa3	242,978
250,000		Greenpoint Financial Corp	3.200	06/06/08	A2	242,552
500,000		JPMorgan Chase & Co	7.875	06/15/10	A1	540,284
250,000		JPMorgan Chase & Co	4.500	01/15/12	Aa3	241,767
550,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3e	536,778
250,000		M&I Marshall & Ilsley Bank	4.125	09/04/07	Aa3	248,201
250,000	i	Manufacturers & Traders Trust Co	5.629	12/01/21	A3	246,084
1,000,000		Mellon Funding Corp	6.400	05/14/11	A2	1,044,629

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 1,250,000		Neder Waterschapsbank	4.750	11/28/08	Aaa	$1,239,830
250,000		Popular North America, Inc	5.650	04/15/09	A3	250,731
250,000	g, i	Rabobank Capital Funding Trust	5.254	12/30/49	Aa2	241,039
500,000		Regions Financial Corp	6.375	05/15/12	A2	523,811
500,000		US Bank NA	5.700	12/15/08	Aa2	503,747
750,000		Wachovia Bank NA	4.800	11/01/14	Aa3	718,082
750,000		Wachovia Corp	5.250	08/01/14	A1	740,096
1,000,000		Wells Fargo & Co	5.300	08/26/11	Aa1	1,004,761
750,000		Wells Fargo Bank NA	4.750	02/09/15	Aa1	717,149
750,000		Wells Fargo Bank NA	6.450	02/01/11	Aa1	783,159
		TOTAL DEPOSITORY INSTITUTIONS				16,347,683

ELECTRIC, GAS, AND SANITARY SERVICES - 2.10%
500,000		Atmos Energy Corp	4.000	10/15/09	Baa3	480,594
250,000		Carolina Power & Light Co	5.700	04/01/35	A3	244,316
500,000		CenterPoint Energy Resources Corp	7.875	04/01/13	Baa3	553,561
250,000		Consolidated Natural Gas Co	5.000	12/01/14	Baa1	239,973
750,000		Consolidated Natural Gas Co	6.250	11/01/11	Baa1	775,388
500,000		Consumers Energy Co	4.400	08/15/09	Baa2	487,108
1,000,000		FirstEnergy Corp	6.450	11/15/11	Baa3	1,042,127
500,000		Florida Power & Light Co	4.850	02/01/13	Aa3	488,807
500,000		Florida Power Corp	4.500	06/01/10	A2	484,870
250,000	i	FPL Group Capital, Inc	6.350	10/01/66	A3	253,328
250,000		National Fuel Gas Co	5.250	03/01/13	Baa1	245,926
500,000		National Rural Utilities Cooperative Finance
		Corp	5.750	08/28/09	A2	506,361
250,000		Nevada Power Co	6.650	04/01/36	Ba1	259,710
250,000		Northern States Power Co	6.250	06/01/36	A2	267,268
500,000		Northern States Power-Minnesota	5.250	07/15/35	A2	465,163
1,000,000		Pacific Gas & Electric Co	4.200	03/01/11	Baa1	956,705
250,000		Public Service Co of Colorado	5.500	04/01/14	A3	249,619
200,000		Puget Sound Energy, Inc	6.274	03/15/37	Baa2	203,101
250,000		Southern California Edison Co	5.350	07/15/35	A2	233,090
500,000		Texas Eastern Transmission Lp	5.250	07/15/07	Baa1	498,637
250,000		Virginia Electric and Power Co	4.750	03/01/13	Baa1	240,361
250,000		Waste Management, Inc	7.750	05/15/32	Baa3	297,039
500,000		Westar Energy, Inc	6.000	07/01/14	Baa2	511,983
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				9,985,035

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.42%
1,000,000		Cisco Systems, Inc	5.250	02/22/11	A1	1,002,443
250,000		Cisco Systems, Inc	5.500	02/22/16	A1	250,796
500,000		Cooper Industries, Inc	5.250	07/01/07	A3	498,466
250,000		International Business Machines Corp	6.220	08/01/27	A1	263,761
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				2,015,466

FABRICATED METAL PRODUCTS - 0.10%
250,000		Fortune Brands, Inc	4.875	12/01/13	Baa2	234,199
250,000		Fortune Brands, Inc	5.125	01/15/11	Baa2	245,737
		TOTAL FABRICATED METAL PRODUCTS				479,936

FOOD AND KINDRED PRODUCTS - 0.70%
250,000		Anheuser-Busch Cos, Inc	4.700	04/15/12	A1	241,000

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 250,000		Bottling Group LLC	4.625	11/15/12	Aa3	$241,513
250,000		Bunge Ltd Finance Corp	5.100	07/15/15	Baa2	232,690
250,000		Bunge Ltd Finance Corp	5.875	05/15/13	Baa2	247,639
500,000		Cia Brasileira de Bebidas	8.750	09/15/13	Baa3	574,745
500,000		Coors Brewing Co	6.375	05/15/12	Baa2	517,625
500,000		Diageo Capital plc	5.125	01/30/12	A3	493,688
500,000		Kraft Foods, Inc	6.500	11/01/31	A3	536,101
250,000		WM Wrigley Jr Co	4.650	07/15/15	A1	236,578
		TOTAL FOOD AND KINDRED PRODUCTS				3,321,579

FOOD STORES - 0.21%
500,000	d	Kroger Co	6.800	04/01/11	Baa2	523,667
500,000		Safeway, Inc	4.125	11/01/08	Baa2	488,660
		TOTAL FOOD STORES				1,012,327

FURNITURE AND FIXTURES - 0.11%
500,000		Masco Corp	4.625	08/15/07	Baa1	496,359
		TOTAL FURNITURE AND FIXTURES				496,359

GENERAL BUILDING CONTRACTORS - 0.35%
700,000		Centex Corp	5.250	06/15/15	Baa2	663,148
450,000		DR Horton, Inc	6.500	04/15/16	Baa3	452,926
500,000		DR Horton, Inc	9.750	09/15/10	Ba1	551,698
		TOTAL GENERAL BUILDING CONTRACTORS				1,667,772

GENERAL MERCHANDISE STORES - 0.47%
1,000,000		Target Corp	5.875	07/15/16	A1	1,032,446
500,000		Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	483,980
750,000		Wal-Mart Stores, Inc	4.125	02/15/11	Aa2	721,149
		TOTAL GENERAL MERCHANDISE STORES				2,237,575

HEALTH SERVICES - 0.10%
500,000		Laboratory Corp of America Holdings	5.625	12/15/15	Baa3	492,083
		TOTAL HEALTH SERVICES				492,083

HOLDING AND OTHER INVESTMENT OFFICES - 0.37%
250,000		Archstone-Smith Trust	5.750	03/15/16	Baa1	251,676
250,000		Colonial Properties Trust	6.250	06/15/14	Baa3	254,391
500,000		iStar Financial, Inc	5.150	03/01/12	Baa2	485,241
250,000		iStar Financial, Inc	5.700	03/01/14	Baa2	247,737
500,000		Simon Property Group Lp	5.600	09/01/11	Baa1	502,973
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				1,742,018

HOTELS AND OTHER LODGING PLACES - 0.05%
250,000		MGM Mirage	6.000	10/01/09	Ba2	249,375
		TOTAL HOTELS AND OTHER LODGING PLACES				249,375

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.11%
500,000		Caterpillar, Inc	6.050	08/15/36	A2	515,419
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				515,419

INSTRUMENTS AND RELATED PRODUCTS - 0.15%
250,000		Johnson & Johnson	3.800	05/15/13	Aaa	232,441

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 250,000		Medtronic, Inc	4.750	09/15/15	A1	$237,077
250,000		Thermo Electron Corp	5.000	06/01/15	Baa1	234,216
		TOTAL INSTRUMENTS AND RELATED PRODUCTS				703,734

INSURANCE CARRIERS - 0.94%
500,000		Aetna, Inc	6.625	06/15/36	A3	536,435
250,000		Allstate Corp	5.000	08/15/14	A1	244,044
500,000		American International Group, Inc	5.050	10/01/15	Aa2	487,738
250,000	i	ING Groep NV	5.775	12/30/49	A2	248,969
250,000	g	Liberty Mutual Group, Inc	6.500	03/15/35	Baa3	243,669
250,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	243,831
500,000		Metlife, Inc	5.000	06/15/15	A2	484,436
250,000		Metlife, Inc	5.700	06/15/35	A2	244,502
500,000	g	Pricoa Global Funding I	3.900	12/15/08	Aa3	485,902
500,000		UnitedHealth Group, Inc	5.250	03/15/11	A3	498,249
500,000		WellPoint, Inc	5.000	01/15/11	Baa1	493,852
250,000		WellPoint, Inc	5.850	01/15/36	Baa1	243,541
		TOTAL INSURANCE CARRIERS				4,455,168

METAL MINING - 0.15%
250,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	236,982
250,000	g	Corp Nacional del Cobre de Chile -
		CODELCO	4.750	10/15/14	Aa3	237,667
250,000		Vale Overseas Ltd	6.250	01/11/16	Baa3	252,668
		TOTAL METAL MINING				727,317

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.16%
250,000	g	Controladora Mabe S.A. C.V.	6.500	12/15/15	NR	251,704
500,000		Harsco Corp	5.125	09/15/13	A3	487,817
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				739,521

MISCELLANEOUS RETAIL - 0.04%
200,000		CVS Corp	6.125	08/15/16	Baa2	206,150
		TOTAL MISCELLANEOUS RETAIL				206,150

MOTION PICTURES - 0.69%
250,000		Historic TW, Inc	6.625	05/15/29	Baa2	251,881
1,000,000		News America Holdings, Inc	8.250	08/10/18	Baa2	1,169,212
250,000		News America, Inc	7.625	11/30/28	Baa2	280,339
1,250,000		Time Warner, Inc	6.875	05/01/12	Baa2	1,321,643
250,000		Walt Disney Co	5.700	07/15/11	A3	253,963
		TOTAL MOTION PICTURES				3,277,038

NONDEPOSITORY INSTITUTIONS - 3.12%
500,000	g	American Honda Finance Corp	5.125	12/15/10	A1	497,647
500,000		Capital One Financial Corp	5.500	06/01/15	A3	499,167
500,000		Capital One Financial Corp	5.700	09/15/11	A3	506,487
250,000		Capital One Financial Corp	6.150	09/01/16	Baa1	257,981
500,000		Caterpillar Financial Services Corp	2.700	07/15/08	A2	481,393
500,000		CIT Group Funding Co of Canada	5.600	11/02/11	A2	504,153
250,000		CIT Group, Inc	5.125	09/30/14	A2	242,990
250,000		FIA Card Services NA	5.375	01/15/08	Aa1	250,131
500,000		Ford Motor Credit Co	5.700	01/15/10	B1	479,302

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 500,000		Ford Motor Credit Co	9.875	08/10/11	B1	$534,763
2,500,000		General Electric Capital Corp	6.000	06/15/12	Aaa	2,587,654
250,000	g, i	HSBC Capital Funding Lp	4.610	12/30/49	A1	232,830
500,000		HSBC Finance Corp	5.250	01/14/11	Aa3	499,955
500,000		HSBC Finance Corp	5.250	04/15/15	Aa3	494,860
1,250,000		HSBC Finance Corp	5.500	01/19/16	Aa3	1,255,775
1,000,000		HSBC Finance Corp	5.700	06/01/11	Aa3	1,017,018
500,000		International Lease Finance Corp	5.450	03/24/11	A1	502,354
250,000		John Deere Capital Corp	7.000	03/15/12	A3	267,865
500,000		Landwirtschaftliche Rentenbank	5.000	11/08/16	Aaa	498,267
1,000,000		MBNA Corp	5.000	06/15/15	Aa2	970,188
250,000		MBNA Corp	6.125	03/01/13	Aa2	260,118
500,000		Residential Capital Corp	6.125	11/21/08	Baa3	502,388
1,000,000		Residential Capital Corp	6.500	04/17/13	Baa3	1,015,100
250,000		SLM	5.400	10/25/11	A2	250,585
250,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	240,828
		TOTAL NONDEPOSITORY INSTITUTIONS				14,849,799

OIL AND GAS EXTRACTION - 1.27%
250,000		Anadarko Petroleum Corp	5.950	09/15/16	Baa2	250,446
250,000		Baker Hughes, Inc	6.875	01/15/29	A2	276,231
250,000		BJ Services Co	5.750	06/01/11	Baa1	252,001
250,000		Burlington Resources Finance Co	7.200	08/15/31	A2	293,372
500,000		Burlington Resources Finance Co	6.400	08/15/11	A2	522,008
1,000,000		Chesapeake Energy Corp	6.500	08/15/17	Ba2	977,500
250,000	g	Empresa Nacional de Petroleo ENAP	6.750	11/15/12	A2	263,359
250,000		Equitable Resources, Inc	5.150	11/15/12	A2	243,721
250,000		Nexen, Inc	5.050	11/20/13	Baa2	241,881
750,000		Ocean Energy, Inc	4.375	10/01/07	Baa3	744,112
250,000		PC Financial Partnership	5.000	11/15/14	Baa2	238,637
250,000		Pemex Project Funding Master Trust	5.750	12/15/15	Baa1	247,510
500,000		Petro-Canada	5.950	05/15/35	Baa2	473,835
500,000		Weatherford International Ltd	6.500	08/01/36	Baa1	505,934
500,000		XTO Energy, Inc	6.250	04/15/13	Baa2	515,529
		TOTAL OIL AND GAS EXTRACTION				6,046,076

OTHER MORTGAGE BACKED SECURITIES - 11.22%
3,000,000	d	Banc of America Commercial Mortgage, Inc
		Series 2002-2 (Class A3)	5.118	07/11/43	NR	2,981,715
1,000,000	i	Banc of America Commercial Mortgage, Inc
		Series 2005-1 (Class B)	5.005	11/10/42	NR	990,205
225,000	i	Banc of America Commercial Mortgage, Inc
		Series 2005-6 (Class AJ)	5.181	09/10/47	Aaa	222,741
500,000		Banc of America Commercial Mortgage, Inc
		Series 2006-5 (Class A4)	5.414	09/10/47	Aaa	502,307
908,451		Banc of America Mortgage Securities Series
		2006-1 (Class A8)	6.000	05/01/36	Aaa	911,951
234,956		Bank of America Alternative Loan Trust
		Series 2004-8 (Class 3A1)	5.500	09/25/19	Aaa	234,175
3,000,000	i	Bear Stearns Commercial Mortgage Securities
		Series 2004-PWR5 (Class A5)	4.978	07/11/42	Aaa	2,937,690
700,000	i	Bear Stearns Commercial Mortgage Securities
		Series 2005-PW10 (Class AJ)	5.458	12/11/40	NR	707,011

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 500,000	i	Bear Stearns Commercial Mortgage Securities
		Series 2006-PW11 (Class A4)	5.458	03/11/39	NR	$507,750
200,000	i	Bear Stearns Commercial Mortgage Securities
		Series 2006-PW12 (Class A4)	5.711	09/11/38	Aaa	206,469
1,000,000		Bear Stearns Commercial Mortgage Securities
		Series 2006-PW13 (Class A4)	5.540	09/11/41	NR	1,014,452
700,000		Bear Stearns Commercial Mortgage Securities
		Series 2006-PW14 (Class A4)	5.201	12/11/38	NR	691,579
300,000	i	Bear Stearns Commercial Mortgage Securities
		Series 2006-T22 (Class A4)	5.467	04/12/38	Aaa	305,462
600,000	i	Bear Stearns Commercial Mortgage Securities
		Series 2006-T24 (Class A4)	5.537	10/12/41	Aaa	608,408
1,000,000		Citicorp Mortgage Securities, Inc Series 2005-4
		(Class 1A7)	5.500	07/25/35	Aa1	972,033
1,000,000		Citigroup /Deutsche Bank Commercial
		Mortgage Trus Series 2006-CD3 (Class A5)	5.617	10/15/48	Aaa	1,018,710
1,812,447		Citimortgage Alternative Loan Trust Series
		2006-A1 (Class 2A1)	5.250	03/25/21	Aaa	1,789,226
1,468,000		Countrywide Alternative Loan Trust Series
		2003-3T1 (Class A10)	5.500	05/25/33	NR	1,435,020
400,432	i	Countrywide Alternative Loan Trust Series
		2004-31T1 (Class A2)	5.700	09/25/34	NR	401,086
2,000,000		Countrywide Alternative Loan Trust Series
		2005-37T1 (Class A4)	5.500	09/25/35	Aaa	1,938,096
1,400,000		Countrywide Alternative Loan Trust Series
		2005-42CB (Class A12)	5.500	10/25/35	Aa1	1,355,350
500,000		Countrywide Alternative Loan Trust Series
		2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	483,325
905,745	i	Countrywide Alternative Loan Trust Series
		2006-12CB (Class A10)	5.700	05/25/36	Aaa	904,867
885,741		Countrywide Home Loan Mortgage Pass
		Through Trust Series 2005-17 (Class 1A10)	5.250	09/25/35	NR	878,856
650,000		Credit Suisse Mortgage Capital Certificates
		Series 2006-C4 (Class A3)	5.467	09/15/39	Aaa	655,002
1,000,000		Credit Suisse Mortgage Capital Certificates
		Series 2006-C5 (Class A3)	5.311	12/15/39	Aaa	995,814
2,000,000	g, i	Credit Suisse/Morgan Stanley Commercial
		Mortgage Certificate Series HC1A (Class A1)	5.540	05/15/23	Aaa	2,000,624
1,614,400		CS First Boston Mortgage Securities Corp
		Series 2004-8 (Class 7A1)	6.000	12/25/34	NR	1,615,921
1,000,000		Ge Capital Commercial Mortgage Corp Series
		2003-C2 (Class A4)	5.145	07/10/37	Aaa	993,186
500,000	i	GS Mortgage Securities Corporation II Series
		2006-GG8 (Calss A4)	5.560	11/10/39	Aaa	507,845
1,000,000		JP Morgan Chase Commercial Mortgage
		Securities Corp Series 2003-CB6 (Class A2)	5.255	07/12/37	Aaa	998,898
700,000		LB-UBS Commercial Mortgage Trust Series
		2005-C3 (Class A2)	4.553	07/15/30	Aaa	686,440

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 1,000,000	i	LB-UBS Commercial Mortgage Trust Series
		2005-C5 (Class AJ)	5.057	09/15/40	NR	$977,448
244,046		MASTR Asset Securitization Trust Series
		2005-2 (Class 3A1)	5.000	10/25/20	Aaa	240,678
679,774		MASTR Asset Securitization Trust Series
		2005-2 (Class 3A1)	5.500	11/25/33	Aaa	667,845
1,000,000	i	Merrill Lynch Mortgage Trust Series 2003-KEY1
		(Class A4)	5.236	11/12/35	NR	995,633
1,000,000	i	Merrill Lynch Mortgage Trust Series 2004-BPC1
		(Class AJ)	4.922	10/12/41	NR	969,476
425,000	i	Merrill Lynch Mortgage Trust Series 2005-LC1
		(Class A4)	5.291	01/12/44	Aaa	423,362
200,000	i	Merrill Lynch Mortgage Trust Series 2006-C1
		(Class A4)	5.660	05/12/39	NR	205,814
250,000	i	Merrill Lynch/Countrywide Commercial
		Mortgage Trust Series 2006-1 (Class A4)	5.435	02/12/39	NR	253,004
1,000,000		Morgan Stanley Capital I Series 2005-HQ5
		(Class A2)	4.809	01/14/42	NR	988,512
1,000,000	i	Morgan Stanley Capital I Series 2006-HE1
		(Class A2)	5.470	01/25/36	Aaa	1,000,475
550,000	i	Morgan Stanley Capital I Series 2006-HQ8
		(Class AJ)	5.468	03/12/44	Aaa	557,759
250,000	i	Morgan Stanley Capital I Series 2006-IQ11
		(Class AJ)	5.779	10/15/42	NR	256,593
690,000		Residential Accredit Loans, Inc Series 2005-QS6
		(Class A7)	5.750	05/25/35	Aa1	681,596
689,000		Residential Accredit Loans, Inc Series 2005-QS7
		(Class A6)	5.500	06/25/35	Aa1	663,516
1,000,000	i	Wachovia Bank Commercial Mortgage Trust
		Series 2005-C20 (Class A7)	5.118	07/15/42	Aaa	983,901
1,298,891		Wamu Alternative Mortgage Pass-Through
		Certificates Series 2006-2 (Class 2CB)	6.500	03/25/36	Aaa	1,315,534
4,758,951		Washington Mutual, Inc Series 2003-S10
		(Class A1)	4.500	10/25/18	NR	4,586,211
2,857,950		Wells Fargo Mortgage Backed Securities
		Trust Series 2004-7 (Class 1A1)	4.500	07/25/19	NR	2,733,809
2,316,923		Wells Fargo Mortgage Backed Securities
		Trust Series 2005-1 (Class 2A1)	5.000	01/25/20	Aaa	2,286,460
123,627		Wells Fargo Mortgage Backed Securities
		Trust Series 2005-5 (Class 1A1)	5.000	05/25/20	Aaa	120,614
		TOTAL OTHER MORTGAGE BACKED SECURITIES				53,360,454

PAPER AND ALLIED PRODUCTS - 0.53%
500,000		Bemis Co	4.875	04/01/12	Baa1	485,781
2,000,000		Kimberly-Clark Corp	7.100	08/01/07	Aa2	2,019,330
		TOTAL PAPER AND ALLIED PRODUCTS				2,505,111

PETROLEUM AND COAL PRODUCTS - 0.22%
1,000,000		Conoco Funding Co	6.350	10/15/11	A1	1,045,008
		TOTAL PETROLEUM AND COAL PRODUCTS				1,045,008

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
PIPELINES, EXCEPT NATURAL GAS - 0.56%
$ 250,000		Enbridge Energy Partners Lp	4.000	01/15/09	Baa2	$242,285
250,000		Enterprise Products Operating Lp	4.000	10/15/07	Baa3	246,942
500,000		Enterprise Products Operating Lp	4.950	06/01/10	Baa3	490,727
250,000		Enterprise Products Operating Lp	5.600	10/15/14	Baa3	246,045
500,000		Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	492,938
500,000		Plains All American Pipeline Lp	4.750	08/15/09	Baa3	489,538
250,000		TransCanada Corp	5.850	03/15/36	A2	243,175
250,000		TransCanada Pipelines Ltd	4.000	06/15/13	A2	229,155
		TOTAL PIPELINES, EXCEPT NATURAL GAS				2,680,805

PRIMARY METAL INDUSTRIES - 0.05%
225,000		Alcoa, Inc	6.000	01/15/12	A2	230,862
		TOTAL PRIMARY METAL INDUSTRIES				230,862

RAILROAD TRANSPORTATION - 0.41%
250,000		Burlington Northern Santa Fe Corp	6.750	07/15/11	Baa1	263,400
500,000		Canadian National Railway Co	4.400	03/15/13	A3	475,054
250,000		Canadian National Railway Co	6.200	06/01/36	A3	264,770
250,000		CSX Corp	6.000	10/01/36	Baa2	248,951
174,000		Norfolk Southern Corp	7.350	05/15/07	Baa1	175,206
500,000		Union Pacific Corp	6.500	04/15/12	Baa2	523,225
		TOTAL RAILROAD TRANSPORTATION				1,950,606

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.05%
250,000	g	Sealed Air Corp	5.375	04/15/08	Baa3	248,798
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				248,798

SECURITY AND COMMODITY BROKERS - 1.75%
250,000		Bear Stearns Cos, Inc	5.700	11/15/14	A1	254,192
500,000		Credit Suisse USA, Inc	5.500	08/16/11	Aa3	505,003
500,000		Franklin Resources, Inc	3.700	04/15/08	A2	490,008
500,000		Goldman Sachs Group, Inc	5.950	01/15/27	A1	494,112
450,000		Goldman Sachs Group, Inc	6.450	05/01/36	A1	468,847
500,000		Goldman Sachs Group, Inc	6.600	01/15/12	Aa3	528,586
250,000		Goldman Sachs Group, Inc	5.500	11/15/14	Aa3	250,390
250,000		Goldman Sachs Group, Inc	5.000	01/15/11	Aa3	247,819
750,000		Lehman Brothers Holdings, Inc	5.500	04/04/16	A1	751,320
750,000		Lehman Brothers Holdings, Inc	6.625	01/18/12	A1	793,078
250,000		Merrill Lynch & Co, Inc	5.000	02/03/14	Aa3	244,533
250,000		Merrill Lynch & Co, Inc	5.770	07/25/11	Aa3	255,189
250,000		Merrill Lynch & Co, Inc	6.220	09/15/26	A1	257,757
1,250,000		Morgan Stanley	3.625	04/01/08	Aa3	1,224,922
250,000		Morgan Stanley	6.250	08/09/26	Aa3	262,169
1,250,000		Morgan Stanley	5.750	10/18/16	Aa3	1,270,070
		TOTAL SECURITY AND COMMODITY BROKERS				8,297,995

STONE, CLAY, AND GLASS PRODUCTS - 0.05%
250,000		CRH America, Inc	6.400	10/15/33	Baa1	249,667
		TOTAL STONE, CLAY, AND GLASS PRODUCTS				249,667

TOBACCO PRODUCTS - 0.05%
250,000		Reynolds American Inc 6.50 06/01/07	6.500	06/01/07	Ba3	250,336
		TOTAL TOBACCO PRODUCTS				250,336

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
TRANSPORTATION BY AIR - 0.11%
$ 500,000		FedEx Corp	5.500	08/15/09	Baa2	$500,349
		TOTAL TRANSPORTATION BY AIR				500,349

TRANSPORTATION EQUIPMENT - 0.81%
450,000		Boeing Capital Corp	5.800	01/15/13	A2	462,323
250,000		DaimlerChrysler NA Holding Corp	5.750	09/08/11	Baa1	249,653
250,000		DaimlerChrysler NA Holding Corp	5.875	03/15/11	Baa1	251,110
250,000		DaimlerChrysler NA Holding Corp	6.500	11/15/13	Baa1	257,015
250,000		General Dynamics Corp	3.000	05/15/08	A2	242,476
500,000		Lockheed Martin Corp	6.150	09/01/36	Baa1	525,356
250,000		Northrop Grumman Corp	7.750	02/15/31	Baa2	309,852
500,000		United Technologies Corp	6.050	06/01/36	A2	527,788
1,000,000		United Technologies Corp	6.350	03/01/11	A2	1,040,529
		TOTAL TRANSPORTATION EQUIPMENT				3,866,102

WHOLESALE TRADE-NONDURABLE GOODS - 0.10%
500,000		Sysco Corp	5.375	09/21/35	A1	469,113
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				469,113

		TOTAL CORPORATE BONDS				230,458,576
		(Cost $230,962,744)

GOVERNMENT BONDS - 49.22%

AGENCY SECURITIES - 7.24%
2,919,041		Cal Dive International, Inc	4.930	02/01/27	NR	2,805,169
500,000		Federal Home Loan Mortgage Corp
		(FHLMC)	4.260	07/19/07	Aaa	497,326
2,000,000		FHLMC	3.500	05/21/08	Aaa	1,957,234
1,500,000		FHLMC	5.000	09/16/08	Aaa	1,499,150
2,990,000		FHLMC	5.875	03/21/11	Aa2	3,081,357
3,000,000		FHLMC	6.250	03/05/12	Aa2	3,004,181
2,500,000		Federal National Mortgage Association (FNMA)	4.125	01/30/12	Aaa	2,387,083
6,000,000		FNMA	5.250	08/01/12	Aa2	6,038,093
2,500,000		FNMA	5.250	12/03/07	Aaa	2,500,773
1,000,000		FNMA	6.210	08/06/38	Aaa	1,158,036
8,514,000		Housing and Urban Development	4.790	08/01/11	NR	8,449,541
1,000,000		Private Export Funding Corp	7.200	01/15/10	Aaa	1,060,740
		TOTAL AGENCY SECURITIES				34,438,683

FOREIGN GOVERNMENT BONDS - 3.43%
500,000		African Development Bank	3.250	08/01/08	Aaa	486,249
500,000		Brazilian Government International Bond	10.500	07/14/14	Ba2	632,500
250,000		Chile Government International Bond	5.500	01/15/13	A2	252,493
500,000		China Development Bank	5.000	10/15/15	A2	485,975
250,000		Development Bank of Japan	4.250	06/09/15	Aaa	234,844
500,000		Egypt Government AID Bonds	4.450	09/15/15	Aaa	484,293
1,000,000		Eksportfinans A/S	5.500	05/25/16	Aaae	1,029,204
250,000		European Investment Bank	4.875	02/15/36	Aaa	237,882
500,000	g	Federal Republic of Germany	3.875	06/01/10	NR	485,244

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 3,000,000	g	Hypothekenbank in Essen AG	5.000	01/20/12	Aaa	$2,986,212
400,000		International Finance Corp	5.125	05/02/11	Aaa	403,224
650,000		Israel Government International Bond	5.500	11/09/16	A2	645,847
250,000		Italy Government International Bond	5.250	09/20/16	NR	251,792
1,000,000		Italy Government International Bond	6.875	09/27/23	Aa2	1,155,748
250,000		Korea Development Bank	5.750	09/10/13	A3	254,772
250,000		Kreditanstalt fuer Wiederaufbau	5.250	05/19/09	Aaa	251,553
400,000		Landwirtschaftliche Rentenbank	5.250	07/15/11	Aaa	404,580
500,000		Mexico Government International Bond	5.625	01/15/17	Baa1	499,640
879,000		Mexico Government International Bond	5.875	01/15/14	Baa1	900,342
148,000		Mexico Government International Bond	6.375	01/16/13	Baa1	156,173
500,000	d	Mexico Government International Bond	6.750	09/27/34	Baa1	540,710
500,000		Province of Manitoba Canada	4.450	04/12/10	Aa1	491,861
500,000		Province of Manitoba Canada	4.900	12/06/16	Aa1	492,869
500,000		Province of Ontario	4.750	01/19/16	Aa2	487,631
250,000		Province of Quebec Canada	5.125	11/14/16	Aa2	249,233
500,000		Province of Saskatchewan Canada	8.000	02/01/13	Aa2	574,307
450,000		Republic of Colombia	7.375	09/18/37	Ba2	483,075
500,000		Turkey Government International Bond	6.875	03/17/36	Ba3	477,500
250,000		Turkey Government International Bond	7.375	02/05/25	Ba3	256,250
		TOTAL FOREIGN GOVERNMENT BONDS				16,292,003

MORTGAGE BACKED SECURITIES - 31.83%
1,765,369		Fannie Mae Benchmark REMIC	6.000	06/25/16		1,769,082
2,000,000		Federal Home Loan Mortgage Corp
		(FHLMC)	5.000	06/15/29		1,969,566
502,972		FHLMC	6.000	12/15/30		505,089
3,000,000		FHLMC	5.000	06/15/31		2,925,666
1,500,000		FHLMC	5.500	05/15/33		1,486,328
920,042		FHLMC	4.500	09/15/35		882,752
61,935		Federal Home Loan Mortgage Corp Gold
		(FGLMC)	7.000	09/01/10		63,513
156,745		FGLMC	6.500	12/01/16		160,398
1,397,585		FGLMC	5.500	01/01/19		1,399,354
473,255		FGLMC	4.500	07/01/20		456,182
105,785		FGLMC	7.000	10/01/20		109,327
349,047	d	FGLMC	6.500	01/01/29		358,108
28,619		FGLMC	8.000	01/01/31		30,076
4,438,161		FGLMC	5.500	12/01/33		4,396,851
2,493,191		FGLMC	5.000	01/01/34		2,409,889
1,091,805		FGLMC	4.500	10/01/34		1,025,305
852,572		FGLMC	5.500	12/01/34		844,044
1,938,973		FGLMC	5.500	03/01/35		1,917,947
2,863,834		FGLMC	6.000	05/01/35		2,885,660
2,611,621		FGLMC	5.500	06/01/35		2,583,301
1,277,098		FGLMC	5.500	06/01/35		1,263,250
461,741		FGLMC	5.000	10/01/35		445,681
905,251		FGLMC	5.000	11/01/35		873,764
1,335,424		FGLMC	7.000	01/01/36		1,370,447
968,559	v	FGLMC	6.500	08/01/36		983,088
500,000	h,v	FGLMC	6.500	12/01/36		507,500
1,000,000	h	FGLMC	6.000	01/15/37		1,007,188

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 858,726		Federal National Mortgage Association
		(FNMA)	6.366	12/01/08	$858,925
82,806		FNMA	5.000	06/01/13	82,434
3,303,524		FNMA	4.778	02/01/14	3,233,509
2,912,806		FNMA	4.640	11/01/14	2,817,666
468,981		FNMA	4.552	01/01/15	452,516
346,533	d	FNMA	6.500	10/01/16	354,999
142,405		FNMA	6.500	11/01/16	145,884
224,849		FNMA	6.500	02/01/18	230,161
489,955		FNMA	5.500	04/01/18	490,892
192,035		FNMA	5.500	05/01/18	192,402
242,305	d	FNMA	6.000	01/01/19	246,066
1,000,000		FNMA	4.000	02/25/19	901,725
1,633,848		FNMA	4.500	04/01/19	1,578,074
8,000,000	h	FNMA	6.000	01/25/22	8,110,000
64,116		FNMA	8.000	03/01/23	67,687
860,280		FNMA	5.500	02/01/24	856,160
2,010,741		FNMA	5.500	07/01/24	2,000,034
4,522,493		FNMA	5.000	10/01/25	4,400,870
30,734		FNMA	9.000	11/01/25	33,372
28,434		FNMA	7.500	01/01/29	29,697
537,425	d	FNMA	7.000	07/01/32	552,843
213,442		FNMA	5.000	02/01/33	206,469
977,413		FNMA	4.500	03/25/33	943,510
1,397,501		FNMA	5.500	06/01/33	1,383,255
1,429,277		FNMA	4.500	08/01/33	1,342,819
1,022,176		FNMA	5.000	08/01/33	988,781
1,500,000		FNMA	5.500	08/25/33	1,489,737
1,508,805		FNMA	4.500	10/01/33	1,417,537
674,358		FNMA	5.000	10/01/33	652,326
661,467		FNMA	5.000	10/01/33	639,857
1,314,653		FNMA	5.000	11/01/33	1,271,702
1,316,044		FNMA	5.000	11/01/33	1,273,048
1,365,640		FNMA	5.000	11/01/33	1,321,023
556,682		FNMA	5.500	12/01/33	551,008
552,562		FNMA	5.500	12/01/33	546,930
1,087,695		FNMA	5.500	12/01/33	1,076,607
678,996		FNMA	5.500	01/01/34	672,074
329,574		FNMA	5.000	03/01/34	318,807
1,337,075		FNMA	5.000	03/01/34	1,293,392
268,871		FNMA	5.000	03/01/34	260,087
330,095		FNMA	5.000	03/01/34	319,311
2,107,428		FNMA	5.000	04/01/34	2,037,186
4,610,067		FNMA	5.000	08/01/34	4,456,409
600,000		FNMA	5.500	10/25/34	589,043
813,604		FNMA	5.500	01/01/35	804,882
2,620,531		FNMA	5.000	02/25/35	2,577,746
1,794,343	h	FNMA	5.500	04/01/35	1,775,107
4,974,549		FNMA	5.500	05/01/35	4,917,730
4,010,729		FNMA	5.500	05/01/35	3,964,919
3,332,631		FNMA	6.000	05/01/35	3,355,924
170,232		FNMA	7.500	06/01/35	176,389
731,430		FNMA	6.000	07/01/35	736,542

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 5,221,711	d	FNMA	6.000	08/01/35	$5,258,206
1,414,891		FNMA	5.500	09/01/35	1,400,468
284,966		FNMA	5.000	10/01/35	275,204
1,275,691		FNMA	5.500	12/01/35	1,261,121
178,314		FNMA	6.000	03/01/36	178,783
1,868,516		FNMA	6.000	03/01/36	1,881,169
961,178		FNMA	5.500	04/01/36	945,980
3,779,587		FNMA	5.000	05/01/36	3,633,601
958,249		FNMA	6.500	07/01/36	976,316
964,823	h	FNMA	6.000	08/01/36	966,754
1,970,994		FNMA	6.500	09/01/36	2,008,155
1,000,000	h	FNMA	6.500	12/01/36	1,013,563
6,000,000	h	FNMA	6.000	01/25/37	6,039,372
13,000,000	h	FNMA	6.500	01/25/37	13,243,750
61,699		Government National Mortgage Association (GNMA)	6.500	09/15/23	63,387
62,659		GNMA	7.500	11/15/23	65,394
6,483		GNMA	7.500	08/15/28	6,772
90,694		GNMA	6.500	12/15/28	93,324
169,056		GNMA	6.500	03/15/29	173,875
62,279		GNMA	8.500	10/20/30	66,579
21,283		GNMA	7.000	06/20/31	21,909
2,643,965		GNMA	5.000	09/15/33	2,574,529
534,696		GNMA	5.500	11/20/33	531,408
2,283,116		GNMA	5.500	02/20/35	2,266,982
785,549		GNMA	5.500	03/20/35	779,979
		TOTAL MORTGAGE BACKED SECURITIES			151,352,009

U.S. TREASURY SECURITIES - 6.72%
19,709,000	d	United States Treasury Bond	8.000	11/15/21	26,127,038
1,645,000		United States Treasury Bond	5.375	02/15/31	1,764,098
200,000		United States Treasury Bond	4.500	02/15/36	190,344
1,910,893	k	United States Treasury Inflation Indexed
		Bonds	3.375	01/15/07	1,908,199
923,025	k	United States Treasury Inflation Indexed
		Bonds	3.875	01/15/09	948,620
1,050,000		United States Treasury Note	4.625	11/15/16	1,043,438
		TOTAL U.S. TREASURY SECURITIES			31,981,737

		TOTAL GOVERNMENT BONDS			234,064,432
		(Cost $235,538,808)

		TOTAL BONDS			464,523,008
		(Cost $466,501,552)

SHARES		COMPANY

PREFERRED STOCKS - 0.05%
DEPOSITORY INSTITUTIONS - 0.05%
10,000		Bank of America Corp			259,000
		TOTAL DEPOSITORY INSTITUTIONS			259,000
		TOTAL PREFERRED STOCKS			259,000
		(Cost $250,000)

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
SHARES		COMPANY	RATE	DATE	RATING+	VALUE
TIAA-CREF MUTUAL FUNDS - 0.81%
416,505	q	TIAA-CREF High-Yield Bond Fund				$3,840,178
		TOTAL TIAA-CREF MUTUAL FUNDS				3,840,178
		(Cost $3,901,899)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 7.47%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 7.47%
$ 10,000,000		Federal Home Loan Bank (FHLB)	4.800	01/02/07		9,994,611
10,000,000		Federal National Mortgage Association Discount Note (FNMA)	5.150	01/09/07		9,991,430
8,495,000	d	FNMA	5.150	01/25/07		8,462,188
7,080,000		FNMA	5.160	01/08/07		7,074,945
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES				35,523,174
		TOTAL SHORT-TERM INVESTMENTS				35,523,174
		(Cost $35,525,925)

		TOTAL PORTFOLIO - 106.01%
		(Cost $506,179,376)				504,145,360

		OTHER ASSETS & LIABILITIES, NET - (6.01)%				(28,574,656)

		NET ASSETS - 100.00%				$475,570,704

	+	As provided by Moody's Investors Service (unaudited).
	d	All or a portion of these securities have been segregated by the custodian to cover securities purchased
		on a delayed delivery basis.
	g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold
		in transactions exempt from registration to qualified institutional buyers.
		At December 31, 2006, the value of these securities amounted to $30,472,184 or 6.41% of net assets.
	h	These securities were purchased on a delayed delivery basis.
	i	Floating rate or variable rate securities reflect the rate at December 31, 2006.
	k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the
		Consumer Price Index.
	q	Affiliated Fund.
	v	Security valued at fair value.

		ABBREVIATION:
		NR - Not Rated

TIAA-CREF MUTUAL FUNDS - Money Market Fund

TIAA-CREF MUTUAL FUNDS
MONEY MARKET FUND
STATEMENT OF INVESTMENTS
December 31, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 99.87%

CERTIFICATES OF DEPOSIT - 6.12%
$ 7,000,000		American Express Bank FSB	5.565%	01/08/07	$7,000,026
2,500,000		American Express Centurion Bank	5.280	01/17/07	2,500,011
5,000,000		Bank Of Montreal	5.285	02/27/07	5,000,078
5,000,000		Calyon	5.290	01/10/07	5,000,012
6,075,000		Deutsche Bank	5.290	01/09/07	6,075,013
3,000,000		Dexia Bank	5.295	01/30/07	3,000,024
1,365,000		Dexia Bank	5.300	02/13/07	1,365,016
5,000,000		Lloyds Bank plc	5.305	01/31/07	5,000,021
6,000,000		Rabobank	5.290	03/05/07	6,000,000
2,000,000		Royal Bank of Canada	5.295	02/02/07	2,000,009
		TOTAL CERTIFICATES OF DEPOSIT			42,940,210

COMMERCIAL PAPER - 88.06%
10,260,000	c	Abbott Laboratories	5.230	02/08/07	10,203,359
3,000,000		American Honda Finance Corp	5.230	01/17/07	2,993,027
3,790,000		American Honda Finance Corp	5.230	01/23/07	3,777,887
3,200,000		American Honda Finance Corp	5.230	02/05/07	3,183,965
11,910,000		American Honda Finance Corp	5.240	02/09/07	11,842,508
400,000		American Honda Finance Corp	5.230	02/23/07	396,920
1,500,000		American Honda Finance Corp	5.220	02/26/07	1,487,820
1,000,000		American Honda Finance Corp	5.230	03/09/07	990,266
2,170,000	c	Atlantis One Funding Corp	5.280	01/08/07	2,167,772
2,000,000	c	Atlantis One Funding Corp	5.250	01/22/07	1,993,875
560,000	c	Atlantis One Funding Corp	5.260	02/21/07	555,827
3,000,000	c	Atlantis One Funding Corp	5.185	06/25/07	2,924,385
515,000		Barclays U.S. Funding Corp	5.250	02/20/07	511,245
3,300,000		Barclays U.S. Funding Corp	5.240	03/05/07	3,269,739
2,000,000	c	Beta Finance, Inc	5.230	01/16/07	1,995,625
2,400,000	c	Beta Finance, Inc	5.270	02/02/07	2,388,757
3,000,000	c	BMW US Capital Corp	5.210	02/07/07	2,983,936
4,050,000	c	BMW US Capital Corp	5.240	02/22/07	4,019,346
2,000,000		Calyon North America, Inc	5.235	01/16/07	1,995,638
2,000,000		Calyon North America, Inc	5.250	02/08/07	1,988,917
1,200,000		Calyon North America, Inc	5.280	03/09/07	1,188,208
6,150,000		Calyon North America, Inc	5.200	03/28/07	6,073,603
5,000,000		Canadian Imperial Holding, Inc	5.230	01/16/07	4,989,104
2,500,000		Caterpillar Financial Services Corp	5.225	03/19/07	2,472,378
5,000,000	c	CC (USA), Inc	5.250	01/12/07	4,991,979
3,000,000	c	CC (USA), Inc	5.250	01/18/07	2,992,548
3,000,000	c	CC (USA), Inc	5.250	02/05/07	2,984,688
5,000,000	c	CC (USA), Inc	5.230	03/09/07	4,951,332
9,380,000	c	Ciesco LP	5.260	01/22/07	9,351,219
3,000,000	c	Ciesco LP	5.250	01/23/07	2,990,375
4,400,000	c	Ciesco LP	5.260	02/14/07	4,371,625

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 3,000,000		Citigroup Funding, Inc	5.250	01/10/07	$2,996,063
1,600,000		Citigroup Funding, Inc	5.250	01/26/07	1,594,167
3,900,000		Citigroup Funding, Inc	5.260	02/02/07	3,881,765
8,860,000		Citigroup Funding, Inc	5.270	02/16/07	8,800,338
7,000,000		Citigroup Funding, Inc	5.230	03/13/07	6,927,797
10,000,000	c	Corporate Asset Funding Corp, Inc	5.260	01/22/07	9,969,317
5,000,000	c	Corporate Asset Funding Corp, Inc	5.250	02/07/07	4,973,021
10,000,000	c	Corporate Asset Funding Corp, Inc	5.255	02/14/07	9,935,772
1,300,000	c	Danske Corp	5.250	02/07/07	1,292,985
3,500,000	c	Dorada Finance, Inc	5.260	01/23/07	3,488,792
5,000,000	c	Dorada Finance, Inc	5.260	01/29/07	4,979,661
5,000,000	c	Edison Asset Securitization LLC	5.240	01/02/07	4,999,272
3,000,000	c	Edison Asset Securitization LLC	5.240	01/19/07	2,992,140
3,985,000	c	Edison Asset Securitization LLC	5.240	02/28/07	3,951,358
4,000,000	c	Fairway Finance Corp	5.270	01/03/07	3,998,829
950,000	c	Fairway Finance Corp	5.260	01/17/07	947,779
2,898,000	c	Fairway Finance Corp	5.250	01/19/07	2,890,393
2,141,000	c	Fairway Finance Corp	5.260	02/22/07	2,124,733
3,250,000		General Electric Capital Corp	5.230	01/30/07	3,236,308
3,525,000		General Electric Capital Corp	5.240	02/05/07	3,507,042
3,535,000		General Electric Capital Corp	5.230	02/06/07	3,516,512
5,000,000		General Electric Capital Corp	5.230	02/09/07	4,971,671
2,390,000		General Electric Capital Corp	5.170	06/27/07	2,329,248
885,000		Goldman Sachs Group LP	5.260	02/16/07	879,052
2,215,000	c	Govco, Inc	5.250	01/22/07	2,208,217
5,000,000	c	Govco, Inc	5.250	02/12/07	4,969,375
5,000,000	c	Govco, Inc	5.250	02/20/07	4,963,542
5,000,000	c	Govco, Inc	5.250	02/26/07	4,959,167
2,500,000	c	Govco, Inc	5.230	03/07/07	2,476,392
4,000,000	c	Govco, Inc	5.250	03/13/07	3,958,504
350,000	c	Govco, Inc	5.240	03/16/07	346,251
1,500,000	c	Grampian Funding LLC	5.240	01/17/07	1,496,507
2,000,000	c	Grampian Funding LLC	5.250	02/02/07	1,990,667
1,000,000	c	Grampian Funding LLC	5.200	05/15/07	980,644
5,000,000	c	Greyhawk Funding LLC	5.240	01/19/07	4,986,825
2,000,000	c	Greyhawk Funding LLC	5.225	01/26/07	1,992,743
2,000,000	c	Greyhawk Funding LLC	5.255	02/06/07	1,989,480
4,000,000	c	Greyhawk Funding LLC	5.260	02/13/07	3,974,869
2,000,000	c	Greyhawk Funding LLC	5.300	02/22/07	1,984,689
2,000,000	c	Greyhawk Funding LLC	5.250	02/23/07	1,984,542
4,980,000	c	Greyhawk Funding LLC	5.190	03/19/07	4,924,292
2,185,000	c	Greyhawk Funding LLC	5.220	04/02/07	2,156,169
1,865,000	c	Harley-Davidson Funding Corp	5.210	01/12/07	1,862,031
2,500,000	c	Harley-Davidson Funding Corp	5.210	01/22/07	2,492,380
4,440,000	c	Harley-Davidson Funding Corp	5.225	02/15/07	4,410,974
1,000,000	c	Harley-Davidson Funding Corp	5.230	02/16/07	993,317
4,000,000	c	Harley-Davidson Funding Corp	5.215	02/21/07	3,970,448
2,268,000	c	Harrier Finance Funding LLC	5.265	01/30/07	2,258,381
1,830,000	c	Harrier Finance Funding LLC	5.205	04/03/07	1,805,863
1,300,000		HBOS Treasury Services plc	5.260	01/25/07	1,295,441
2,520,000		HBOS Treasury Services plc	5.240	01/26/07	2,510,830
2,500,000		HBOS Treasury Services plc	5.250	02/06/07	2,486,875

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 2,000,000		HBOS Treasury Services plc	5.245	02/12/07	$1,987,762
8,000,000		HBOS Treasury Services plc	5.235	03/01/07	7,931,363
3,800,000		HBOS Treasury Services plc	5.280	03/05/07	3,764,993
3,832,000		HBOS Treasury Services plc	5.280	03/06/07	3,797,211
7,510,000		HSBC Finance Corp	5.230	02/23/07	7,452,065
7,435,000		HSBC Finance Corp	5.230	02/26/07	7,374,550
10,000,000		HSBC Finance Corp	5.230	03/01/07	9,914,286
2,000,000	c	IBM Capital, Inc	5.220	03/16/07	1,978,743
6,000,000		ING Finance	5.235	02/01/07	5,972,953
4,675,000		ING Finance	5.245	02/27/07	4,636,250
380,000		ING Finance	5.270	03/08/07	376,329
1,900,000		ING Finance	5.270	03/12/07	1,880,530
4,550,000		ING Finance	5.240	03/27/07	4,493,706
4,000,000	c	Johnson & Johnson	5.250	01/11/07	3,994,333
4,000,000	c	Johnson & Johnson	5.200	01/12/07	3,993,816
1,723,000	c	Kitty Hawk Funding Corp	5.260	02/12/07	1,712,427
1,000,000	c	Kitty Hawk Funding Corp	5.250	03/30/07	987,167
3,000,000	c	Links Finance LLC	5.255	01/16/07	2,993,503
5,000,000	c	Links Finance LLC	5.315	02/08/07	4,971,949
5,000,000		Morgan Stanley Dean Witter	5.240	02/13/07	4,968,706
3,000,000		Morgan Stanley Dean Witter	5.230	03/07/07	2,971,938
1,345,000		Morgan Stanley Dean Witter	5.230	04/16/07	1,324,483
3,950,000		Morgan Stanley Dean Witter	5.220	04/20/07	3,887,570
4,710,000	c	Nestle Capital Corp	5.210	01/26/07	4,692,953
3,000,000		Paccar Financial Corp	5.230	01/04/07	2,998,693
2,084,000		Paccar Financial Corp	5.220	01/18/07	2,078,853
4,870,000		Paccar Financial Corp	5.230	02/14/07	4,838,870
3,800,000		Paccar Financial Corp	5.230	02/20/07	3,772,397
1,401,000		Paccar Financial Corp	5.230	02/27/07	1,389,399
1,585,000		Paccar Financial Corp	5.220	03/01/07	1,571,440
5,000,000		Paccar Financial Corp	5.250	03/14/07	4,947,500
4,885,000	c	Private Export Funding Corp	5.260	01/11/07	4,877,862
6,225,000	c	Private Export Funding Corp	5.260	01/17/07	6,210,447
5,000,000	c	Private Export Funding Corp	5.220	01/18/07	4,987,651
1,500,000	c	Private Export Funding Corp	5.220	01/25/07	1,494,824
3,000,000	c	Procter & Gamble International S.C.A.	5.230	01/08/07	2,996,949
3,000,000	c	Procter & Gamble International S.C.A.	5.230	01/11/07	2,995,642
3,000,000	c	Procter & Gamble International S.C.A.	5.240	01/26/07	2,989,083
1,869,000	c	Procter & Gamble International S.C.A.	5.300	02/06/07	1,859,301
1,555,000	c	Procter & Gamble International S.C.A.	5.250	02/13/07	1,545,249
1,213,000	c	Ranger Funding Co LLC	5.320	01/10/07	1,211,387
5,000,000	c	Ranger Funding Co LLC	5.260	01/12/07	4,991,964
3,000,000	c	Ranger Funding Co LLC	5.260	01/18/07	2,992,548
1,445,000	c	Ranger Funding Co LLC	5.260	01/24/07	1,440,130
5,000,000	c	Ranger Funding Co LLC	5.250	03/12/07	4,948,958
5,000,000		Royal Bank of Canada	5.245	02/05/07	4,974,503
5,000,000		Royal Bank of Scotland plc	5.240	01/24/07	4,983,261
1,989,000	c	Scaldis Capital LLC	5.270	01/18/07	1,984,050
5,000,000	c	Scaldis Capital LLC	5.270	01/23/07	4,984,072
5,868,000	c	Scaldis Capital LLC	5.270	01/25/07	5,847,423
1,036,000	c	Scaldis Capital LLC	5.250	02/09/07	1,030,108
1,500,000	c	Scaldis Capital LLC	5.310	02/12/07	1,490,880

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 1,625,000	c	Scaldis Capital LLC	5.280	02/20/07	$1,613,083
1,294,000	c	Scaldis Capital LLC	5.220	04/05/07	1,276,363
5,000,000	c	Sheffield Receivables Corp	5.260	01/04/07	4,997,808
8,000,000	c	Sheffield Receivables Corp	5.240	01/05/07	7,995,342
2,000,000	c	Sheffield Receivables Corp	5.240	01/12/07	1,996,798
3,100,000	c	Sheffield Receivables Corp	5.255	01/17/07	3,092,760
5,000,000	c	Sigma Finance, Inc	5.235	01/04/07	4,997,819
4,000,000	c	Sigma Finance, Inc	5.250	01/11/07	3,994,169
3,000,000	c	Sigma Finance, Inc	5.250	01/29/07	2,987,750
1,145,000		Societe Generale North America, Inc	5.250	01/08/07	1,143,831
3,200,000		Societe Generale North America, Inc	5.245	01/19/07	3,191,608
4,815,000		Societe Generale North America, Inc	5.240	02/20/07	4,779,958
1,500,000		Societe Generale North America, Inc	5.250	03/01/07	1,486,995
1,900,000		Societe Generale North America, Inc	5.280	03/05/07	1,882,444
1,000,000		Societe Generale North America, Inc	5.270	03/08/07	990,338
1,100,000		Societe Generale North America, Inc	5.240	04/02/07	1,085,527
2,500,000		Swedish Export Credit Corp	5.225	01/05/07	2,498,547
3,600,000		Swedish Export Credit Corp	5.260	01/16/07	3,592,140
6,000,000		Swedish Export Credit Corp	5.220	02/06/07	5,968,680
5,000,000		Swedish Export Credit Corp	5.220	02/07/07	4,973,175
5,000,000		Swedish Export Credit Corp	5.220	02/08/07	4,972,666
3,000,000		Swedish Export Credit Corp	5.235	02/13/07	2,981,241
3,960,000		Toronto-Dominion Holdings USA, Inc	5.195	01/29/07	3,943,999
1,500,000	c	Toronto-Dominion Holdings USA, Inc	5.195	02/12/07	1,490,909
2,500,000		Toyota Motor Credit Corp	5.235	01/03/07	2,499,273
5,000,000		Toyota Motor Credit Corp	5.240	01/24/07	4,983,261
6,500,000		Toyota Motor Credit Corp	5.230	01/25/07	6,477,337
6,600,000		Toyota Motor Credit Corp	5.230	02/21/07	6,551,100
4,400,000		Toyota Motor Credit Corp	5.230	02/22/07	4,366,760
3,600,000		UBS Finance, (Delaware), Inc	5.255	01/02/07	3,599,475
1,900,000		UBS Finance, (Delaware), Inc	5.225	01/11/07	1,897,245
2,600,000		UBS Finance, (Delaware), Inc	5.235	01/24/07	2,591,304
2,000,000		UBS Finance, (Delaware), Inc	5.185	02/28/07	1,983,293
1,033,000		UBS Finance, (Delaware), Inc	5.225	03/05/07	1,023,555
7,000,000		UBS Finance, (Delaware), Inc	5.250	03/08/07	6,934,940
8,790,000	c	Variable Funding Capital Corp	5.250	02/06/07	8,743,852
5,000,000	c	Yorktown Capital LLC	5.260	01/09/07	4,994,156
2,810,000	c	Yorktown Capital LLC	5.280	01/16/07	2,803,818
1,813,000	c	Yorktown Capital LLC	5.350	01/31/07	1,805,109
1,535,000	c	Yorktown Capital LLC	5.280	02/15/07	1,524,869
2,126,000	c	Yorktown Capital LLC	5.280	02/26/07	2,108,538
		TOTAL COMMERCIAL PAPER			617,956,168

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.70%
3,300,000		Federal Home Loan Banks (FHLB)	5.200	01/19/07	3,291,437
732,000		FHLB	5.145	05/11/07	718,400
677,000		Federal Home Loan Mortgage Corp (FHLMC)	5.170	01/09/07	676,219
200,000		FHLMC	5.130	01/30/07	199,173
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			4,885,229

VARIABLE NOTES - 4.99%
5,000,000	i	International Business Machines Corp	5.363	06/28/07	5,001,105

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 5,000,000	i	National City Bank of Indiana	5.400	06/04/07	$5,001,521
8,000,000	i	PNC Bank NA	5.295	01/02/08	7,997,996
5,000,000	i	Suntrust Bank	5.319	05/01/07	5,000,086
4,000,000	i	Suntrust Bank	5.295	09/27/07	3,999,841
5,000,000	i	US Bank NA	5.320	11/30/07	5,000,206
3,000,000	i	US Bank NA	5.320	12/05/07	3,000,464
		TOTAL VARIABLE NOTES			35,001,219

		TOTAL PORTFOLIO - 99.87%			700,782,826
		(Cost $700,782,826)

		TOTAL SHORT-TERM INVESTMENTS			700,782,826
		(Cost $700,782,826)

		OTHER ASSETS & LIABILITIES, NET - 0.13%			925,360

		NET ASSETS - 100.00%			$701,708,186

	c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities
		Act of 1933, as amended.
	i	Floating rate or variable rate securities reflects the rate at December 31, 2006.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

     (a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for the reporting period covered by this report.

     (b) Changes in internal controls. There were no changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics (EX-99.CODE.ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF MUTUAL FUNDS

	By:	/s/ Scott C. Evans
Date: February 28, 2007		Scott C. Evans
President

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Scott C. Evans
Date: February 28, 2007		Scott C. Evans
President
(principal executive officer)

	By:	/s/ Phillip G. Goff
Date: February 28, 2007		Phillip G. Goff
Treasurer
(principal financial officer and principal accounting officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics (EX-99.CODE.ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)